     As filed with the U.S. Securities and Exchange Commission on April 27, 2004
                                                             File Nos. 333-81103
                                                                       811-07711
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933                     [_]

          PRE-EFFECTIVE AMENDMENT NO.                [_]
          POST-EFFECTIVE AMENDMENT NO. 9             [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 33 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 572-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                     (Name and Address of Agent for Service)

                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------


It is proposed that this filing become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2003 pursuant to Rule 24f-2 on March 19, 2004.

                          Prospectus dated May 1, 2004

                                for interests in
                     John Hancock Variable Annuity Account H

                       Interests are made available under

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                       REVOLUTION VALUE VARIABLE ANNUITY
--------------------------------------------------------------------------------

      a deferred combination fixed and variable annuity contract issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

--------------------------------------------------------------------------------
Variable Investment Options:              Underlying Fund Managed By:
--------------------------------------------------------------------------------
Equity Options:
   Equity Index ............   SSgA Funds Management, Inc.
   Large Cap Value..........   T. Rowe Price Associates, Inc.
   Large Cap Growth.........   Independence Investment LLC
   Earnings Growth..........   Fidelity Management & Research Company
   Growth & Income..........   Independence Investment LLC and T. Rowe Price
                                  Associates, Inc.
   Fundamental Value........   Wellington Management Company, LLP
   Mid Cap Value B..........   T. Rowe Price Associates, Inc.
   Mid Cap Growth ..........   Wellington Management Company, LLP
   Small Cap Value..........   T. Rowe Price Associates, Inc. and Wellington
                                  Management Company, LLP
   Small Cap Emerging
      Growth ...............   Wellington Management Company, LLP
   AIM V.I. Capital
      Development...........   A I M Advisors, Inc.
   Fidelity VIP
      Contrafund (R)........   Fidelity Management & Research Company
   MFS Investors Growth
      Stock.................   MFS Investment Management(R)
   International Equity
      Index.................   SSgA Funds Management, Inc.
   Overseas Equity B........   Capital Guardian Trust Company
   Fidelity VIP Overseas....   Fidelity Management & Research Company
   Real Estate Equity.......   RREEF America LLC and Van Kampen (a registered
                                  trade name of Morgan Stanley Investment
                                  Management Inc.)
   Health Sciences..........   Wellington Management Company, LLP
   Financial Industries.....   John Hancock Advisers, LLC
   Large Cap Growth B*......   Independence Investment LLC
   Fundamental Growth*......   Independence Investment LLC
   Fundamental Value B*.....   Wellington Management Company, LLP
   Mid Cap Value* ..........   T. Rowe Price Associates, Inc.
   Small Cap Growth*........   Wellington Management Company, LLP
   AIM V.I. Premier
      Equity*...............   A I M Advisors, Inc.
   MFS Research*............   MFS Investment Management(R)
   Overseas Equity*.........   Capital Guardian Trust Company
   Overseas Equity C*.......   Capital Guardian Trust Company
   Janus Aspen Worldwide
      Growth*...............   Janus Capital Management, LLC
   Janus Aspen Global
      Technology*...........   Janus Capital Management, LLC
   Fidelity VIP Growth* *...   Fidelity Management & Research Company
   MFS New Discovery* * ....   MFS Investment Management(R)

Balanced Options:
   Managed..................   Independence Investment LLC and Capital Guardian
                                  Trust Company

Bond & Money Market
   Options:
   Short-Term Bond..........   Independence Investment LLC
   Bond Index ..............   Standish Mellon Asset Management Company LLC
   Active Bond..............   John Hancock Advisers, LLC, Pacific Investment
                                  Management Company LLC and Declaration
                                  Management & Research Company
   Total Return Bond........   Pacific Investment Management Company LLC
   High Yield Bond..........   Wellington Management Company, LLP
   Global Bond..............   Capital Guardian Trust Company
   Money Market ............   Wellington Management Company, LLP
--------------------------------------------------------------------------------

* Not available for contracts issued after April 30, 2004.
* * Not available for contracts issued after April 30, 2003.

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, the "Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

     If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

                      John Hancock Annuity Servicing Office

                                  Mail Delivery
                                  P.O. Box 772
                                Boston, MA 02117

                               Overnight Delivery
                      John Hancock Annuity Image Operations
                        27 Dry Dock Avenue, Second floor
                             South Boston, MA 02110

                              Phone: 1-800-824-0335

                               Fax: 1-617-572-1571

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

        ****************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 45.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
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                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     .    The first section contains an "Index of Key Words."

     . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

                               INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

Key word                                                                    Page
--------                                                                    ----
Accumulation units............................................................30
Annuitant.....................................................................11
Annuity payments..............................................................14
Annuity period................................................................14
Business day..................................................................12
Contract year.................................................................12
Date of issue.................................................................12
Date of maturity..............................................................31
Free withdrawal amount........................................................18
Funds..........................................................................2
Guarantee period..............................................................13
Investment options............................................................15
Market value adjustment.......................................................13
Premium payments..............................................................11
Surrender.....................................................................18
Surrender value...............................................................19
Total value of your contract..................................................13
Variable investment options................................................cover
Withdrawal charge.............................................................18
Withdrawal....................................................................19

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a revolution value contract. The first table describes the charges that you will pay at the time that you buy the contract, surrender the contract, or transfer account value between investment options. State premium taxes may also be deducted.

--------------------------------------------------------------------------------
       Contractowner Transaction Expenses              Revolution Value
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Maximum Withdrawal Charge (as % of amount            7% for the first year
withdrawn or surrendered)/1/                        6% for the second year
                                                     5% for the third year
                                                    4% for the fourth year
                                                     3% for the fifth year
                                                     2% for the sixth year
                                                    1% for the seventh year
                                                         0% thereafter
--------------------------------------------------------------------------------
Maximum transfer charge/2/                                   $25
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/1/ This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.
/2/ This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract. This table does not include fees and expenses paid at the fund level.

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                                                                      Revolution Value
-----------------------------------------------------------------------------------------------------
Maximum Annual Contract Fee/3/                                               $50
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Current Annual Contract Fee/4/                                               $30
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Separate Account Annual Expenses (as a percentage of                        1.25%
average account value)/5/
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Optional Benefit Rider Charges/6/:
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Waiver of Withdrawal Charge ("CARESolutions") Rider    0.10% of that portion of your contract's total
                                                        value attributable to premiums that are still
                                                                subject to surrender charges
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Enhanced Death Benefit Rider/7/                             0.25% of your contract's total value
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Earnings Enhancement ("Beneficiary Tax Relief")
Death Benefit Rider                                         0.25% of your contract's total value
-----------------------------------------------------------------------------------------------------
Accumulated Value Enhancement ("CARESolutions Plus")
Rider/8/                                                    0.35% of your initial premium payment
-----------------------------------------------------------------------------------------------------
Guaranteed Retirement Income Benefit Rider/9/               0.30% of your contract's total value
-----------------------------------------------------------------------------------------------------

/3/ This charge is not currently imposed, and would only apply to contracts of less than $50,000.

/4/ This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

/5/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods or in the guarantee rate account under our dollar-cost averaging value program.

/6/ Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

/7/ In certain states (and for riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit rider may be lower than the amount shown.

/8/ This rider is available only if you purchase the Waiver of Withdrawal Charge rider as well. We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

/9/ This rider is not available for contracts issued after April 30, 2004.

The next table describes the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time you own a Revolution value contract. More detail concerning each fund's fees and expenses is contained in the series funds' prospectuses.

-----------------------------------------------------------------
    Total Annual Fund Operating Expenses        Minimum   Maximum
-----------------------------------------------------------------
Range of expenses that are deducted from fund    0.21%     1.96%
   assets, including management fees,
   distribution and/or service (12b-1) fees,
   and other expenses
-----------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

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                                                                                        Total Fund                     Total Fund
                                                       Distribution   Other Operating    Operating                     Operating
                                         Investment        and           Expenses         Expenses                      Expenses
                                         Management  Service (12b-1)      Without         Without        Expense          With
              Fund Name                      Fee          Fees         Reimbursement   Reimbursement  Reimbursement  Reimbursement
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John Hancock Variable Series Trust I -
   Nav Class Shares (Note 1):
----------------------------------------------------------------------------------------------------------------------------------
Equity Index                                0.13%          N/A             0.08%           0.21%          0.00%          0.21%
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Large Cap Value                             0.75%          N/A             0.07%           0.82%          0.00%          0.82%
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Large Cap Growth                            0.80%          N/A             0.06%           0.86%          0.00%          0.86%
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Large Cap Growth B*                         0.89%          N/A             0.10%           0.99%          0.00%          0.99%
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Fundamental Growth                          0.90%          N/A             0.10%           1.00%          0.00%          1.00%
----------------------------------------------------------------------------------------------------------------------------------
Earnings Growth                             0.96%          N/A             0.11%           1.07%          0.01%          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income                             0.67%          N/A             0.06%           0.73%          0.00%          0.73%
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Fundamental Value                           0.79%          N/A             0.11%           0.90%          0.01%          0.89%
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Fundamental Value B*                        0.91%          N/A             0.19%           1.10%          0.09%          1.01%
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Mid Cap Value                               1.10%          N/A             0.37%           1.47%          0.27%          1.20%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*                            1.05%          N/A             0.14%           1.19%          0.04%          1.15%
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Mid Cap Growth*                             0.96%          N/A             0.10%           1.06%          0.00%          1.06%
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Small Cap Value                             0.95%          N/A             0.11%           1.06%          0.01%          1.05%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth                   1.01%          N/A             0.20%           1.21%          0.10%          1.11%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                            1.05%          N/A             0.17%           1.22%          0.07%          1.15%
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index                  0.17%          N/A             0.05%           0.22%          0.00%          0.22%
----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity                             1.23%          N/A             0.34%           1.57%          0.00%          1.57%
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Overseas Equity B*                          1.13%          N/A             0.31%           1.44%          0.00%          1.44%
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Overseas Equity C*                          1.21%          N/A             0.75%           1.96%          0.00%          1.96%
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Real Estate Equity                          0.98%          N/A             0.09%           1.07%          0.00%          1.07%
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Health Sciences                             1.00%          N/A             0.25%           1.25%          0.00%          1.25%
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Financial Industries                        0.80%          N/A             0.06%           0.86%          0.00%          0.86%
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Managed                                     0.68%          N/A             0.06%           0.74%          0.00%          0.74%
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Short-Term Bond                             0.60%          N/A             0.07%           0.67%          0.00%          0.67%
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Bond Index                                  0.14%          N/A             0.10%           0.24%          0.00%          0.24%
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Active Bond                                 0.61%          N/A             0.09%           0.70%          0.00%          0.70%
----------------------------------------------------------------------------------------------------------------------------------
Total Return Bond                           0.70%          N/A             0.07%           0.77%          0.00%          0.77%
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                             0.80%          N/A             0.15%           0.95%          0.05%          0.90%
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Global Bond                                 0.85%          N/A             0.13%           0.98%          0.00%          0.98%
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Money Market                                0.25%          N/A             0.06%           0.31%          0.00%          0.31%
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                                                                                        Total Fund                     Total Fund
                                                       Distribution   Other Operating    Operating                     Operating
                                         Investment        and           Expenses         Expenses                      Expenses
                                         Management  Service (12b-1)      Without         Without        Expense          With
              Fund Name                      Fee          Fees         Reimbursement   Reimbursement  Reimbursement  Reimbursement
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

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AIM Variable Insurance Funds -
   Series I Shares:
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                0.61%          N/A             0.24%           0.85%          0.00%          0.85%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds -
   Series II Shares:
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund           0.75%         0.25%            0.38%           1.38%          0.00%          1.38%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund -
   Service Class (Note 2):
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth                      0.58%         0.10%            0.09%           0.77%          0.00%          0.77%
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas                    0.73%         0.10%            0.17%           1.00%          0.00%          1.00%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund II -
   Service Class (Note 2):
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund                  0.58%         0.10%            0.09%           0.77%          0.00%          0.77%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust -
   Initial Class Shares (Note 3):
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock               0.75%          N/A             0.13%           0.88%          0.00%          0.88%
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research                             0.75%          N/A             0.13%           0.88%          0.00%          0.88%
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery                        0.90%          N/A             0.14%           1.04%          0.00%          1.04%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series - Service Shares
   Class (Note 4):
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                0.65%         0.25%            0.06%           0.96%          0.00%          0.96%
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology               0.65%         0.25%            0.20%           1.10%          0.00%          1.10%
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(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Fundamental Value B, Overseas Equity, Overseas Equity B, and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

* Large Cap Growth B was formerly "Large Cap Aggressive Growth," Fundamental Value B was formerly "Large Cap Value CORE(SM)," Mid Cap Value B was formerly "Small/Mid Cap CORE(SM)," Mid Cap Growth was formerly "Small/Mid Cap Growth,"

     Overseas Equity B was formerly "International Opportunities" and Overseas Equity C was formerly "Emerging Markets Equity." "CORE (SM)" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reduction for reimbursed brokerage commissions, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Growth Fund would have been 0.74%. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 0.87% for MFS Investors Growth Stock and 1.03% for MFS New Discovery.

(4) All expenses are shown without the effect of any expense offset arrangements.

Examples

The following two examples are intended to help you compare the cost of investing in a Revolution Value contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" contract with the following optional benefit riders: waiver of withdrawal charge rider, enhanced death benefit rider, earnings enhancement death benefit rider, accumulated value enhancement rider and guaranteed retirement income benefit rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum fund-level total operating expenses

--------------------------------------------------------------------------------------------
                                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------------------
(1) If you surrender your All Rider Contract at
the end of the applicable time period:                 $1,080    $1,808    $2,545    $4,609
--------------------------------------------------------------------------------------------
(2) If you annuitize your All Rider Contract at
the end of the applicable time period:                 $  450    $1,358    $2,275    $4,609
--------------------------------------------------------------------------------------------
(3) If you do not surrender your All Rider Contract:   $  450    $1,358    $2,275    $4,609
--------------------------------------------------------------------------------------------

The next example assumes that you invest $10,000 in a "No Rider" contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - minimum fund-level total operating expenses

                                                            1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------------------------
(1) If you surrender your No Rider Contract at the end of
the applicable time period:                                  $781      $918     $1,063    $1,768
-------------------------------------------------------------------------------------------------
(2) If you annuitize your No Rider Contract at the end of
the applicable time period:                                  $151      $468     $  808    $1,768
-------------------------------------------------------------------------------------------------
(3) If you do not surrender your No Rider Contract:          $151      $468     $  808    $1,768
-------------------------------------------------------------------------------------------------

                               BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

Question                                                        Starting on Page
--------                                                        ----------------
What is the contract?..................................................11

Who owns the contract?.................................................11

Is the owner also the annuitant?.......................................11

How can I invest money in a contract?..................................11

How will the value of my investment in the contract
   change over time?...................................................13

What annuity benefits does the contract provide?.......................14

To what extent can John Hancock vary the terms and conditions of the contracts?...................................................14

What are the tax consequences of owning a contract?....................14

How can I change my contract's investment allocations?.................15

What fees and charges will be deducted from my contract?...............18

How can I withdraw money from my contract?.............................19

What happens if the owner or the annuitant dies before my
   contract's date of maturity?........................................21

What other benefits can I purchase under a contract?...................24

Can I return my contract?..............................................25

What is the contract?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

Who owns the contract?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

Is the owner also the annuitant?

     In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

How can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 27 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Allocation of premium payments

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age 84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.

     Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

     The total of all new premium payments and transfers that you may allocate to any one variable investment option or guarantee period in any one contract year may not exceed $1,000,000.

     While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

---------------------------------------------------------------
                                   you may not make any premium
                                   payments after the annuitant
if your contract is used to fund            reaches age
---------------------------------------------------------------
     a "tax qualified plan"*                 70 1/2**
---------------------------------------------------------------
     a non-tax qualified plan                85
---------------------------------------------------------------

*    as that term is used in "Tax Information," beginning on page 35.

**   except for a Roth IRA, which has no age limit.

Ways to make premium payments

     Premium payments made by check or money order should be:

..    drawn on a U.S. bank,

..    drawn in U.S. dollars, and

..    made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to:

--------------------------------------------------------------------------------
                  John Hancock Annuity Subsequent Payments, X-4

                                  Mail Delivery
                               1 John Hancock Way
                                   Suite 1501
                              Boston, MA 02117-1501

                               Overnight Delivery
                                 529 Main Street
                              Charleston, MA 02129
--------------------------------------------------------------------------------

     We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     .    issue a contract;

     .    accept premium payments; or

     .    allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

How will the value of my investment in the contract change over time?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 18.

     The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available guarantee periods with durations for five years, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

     However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 29.

At any time before the date of maturity, the total value of your contract equals:

..    the total amount you invested,

..    minus all charges we deduct,

..    minus all withdrawals you have made,

..    plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

..    plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

..    plus the interest we credit to any of your contract's value while it is in a guarantee period or in the guarantee rate account (see "Dollar-cost averaging value program" on page 16).

What annuity benefits does the contract provide?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 31, for information about all of these choices you can make.

To what extent can John Hancock vary the terms and conditions of the contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, rates and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

..    partial withdrawal (including systematic withdrawals),

..    full withdrawal ("surrender"),

..    payment of any death benefit proceeds, and

..    periodic payments under one of our annuity payment options.

     In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

..    the type of the distribution,

..    when the distribution is made,

..    the nature of any tax qualified retirement plan for which the contract is being used, if any, and

..    the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     The favorable tax benefits available for annuity contracts issued in connection with tax-qualified plans are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

How can I change my contract's investment allocations?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee periods that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

     You may transfer all or part of the assets held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a guarantee period.

     To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.

     The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and guarantee periods and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative). However, we do impose the following restrictions into and out of investment options:

..    No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options or guarantee periods will still count as only one request.

..    We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our strategic rebalancing or dollar-cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

We also reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include:

..    your name,

..    daytime telephone number,

..    contract number,

..    the names of the investment options to and from which assets are being transferred, and

..    the amount of each transfer.

     The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office. If we receive your request after our business day ends (usually 4:00 p.m. Eastern time), however, it will become effective on our next business day.

Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Dollar-cost averaging ("DCA") programs

     Under our dollar-cost averaging value program, you may elect to deposit any new premium payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

..    that your deposit should be allocated to this program; and

..    the variable investment options to which assets will be transferred; and

..    the percentage amount to be transferred to each such variable investment option.

     Transfers to the guarantee periods are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

     Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

     Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

..    You may elect the program only if the total value of your contract equals
     $15,000 or more.

..    The amount of each transfer must equal at least $250.

..    You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

..    You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

..    You may discontinue the program at any time.

..    The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

..    Automatic transfers to or from guarantee periods are not permitted under this program.

     We reserve the right to suspend or terminate the program at any time.

Strategic rebalancing

     This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from guarantee periods or the DCA rate account are not permitted under this program.

     This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

     Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

     We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

What fees and charges will be deducted from my contract?

Annual contract fee

     We deduct the annual contract fee shown in the Fee Tables at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Asset-based charge

     We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

     In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

     If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables. We use this charge to help defray expenses relating to the Extra Credit feature and to sales of the contracts, including commissions paid and other distribution costs.

Free withdrawal amounts

     If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

How we determine and deduct the charge

     If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

     We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

When withdrawal charges don't apply

     We don't assess a withdrawal charge in the following situations:

..    on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

..    on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

..    on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge

     If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other charges

     We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

How can I withdraw money from my contract?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

..    surrender your contract for a cash payment of its "surrender value," or

..    make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
35. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal:

..    for an amount less than $100, or

..    if the remaining total value of your contract would be less than $1,000.

     We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Waiver of withdrawal charge rider

     You may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse.

     Under this rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

..    a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

..    such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

..    the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

     In addition, depending on your state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider.

     You may not purchase this rider: (1) if either of the covered persons is older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years.

     There is a charge for this rider, as set forth in the Fee Tables. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

     For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. In certain marketing materials, this rider may be referrd to as "CARESolutions".

     If you purchase this rider:

..    you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

..    you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders on page 35 before selecting this optional benefit rider.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 13, and "What fees and charges will be deducted from my contract?" beginning on page 18. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

..    You may elect the plan only if the total value of your contract equals
     $25,000 or more.

..    The amount of each systematic withdrawal must equal at least $100.

..    If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

..    You may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

What happens if the owner or the annuitant dies before my contract's date of maturity?

     We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

..    If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

..    If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

..    If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

..    If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

     If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

     We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

..    proof of death before the contract's date of maturity, and

..    any required instructions as to method of settlement.

     We will generally pay the death benefit in a single sum to the beneficiary you chose, unless

..    the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 34); or

..    an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 33.

Standard death benefit

     We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders below. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

..    the total value of your contract, adjusted by any then-applicable market value adjustment, on the date we receive notice of death in proper order, or

..    the total amount of premium payments made, less any partial withdrawals.

Optional death benefit riders

     You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

..    only if the rider is available in your state;

..    only when you apply for the contract;

..    if you elect the Enhanced Death Benefit rider, only if each owner and each annuitant is under age 80 at the time you apply for the contract; and

..    if you elect the Earnings Enhancement Death Benefit rider, only if each owner and each annuitant is under age 75 at the time you apply for the contract.

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

     As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

..    the contract's date of maturity, or

..    upon your surrendering the contract, or

..    a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 34).

     In addition, you may terminate the Enhanced Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2. If you purchase an Earnings Enhancement Death Benefit rider, however, you cannot request us to terminate the rider and its charges.

Enhanced Death Benefit rider - under this rider, we will pay the greatest of:

     (1)  the standard death benefit,

     (2) the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     (3) the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The rider's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The rider's "measuring life" is:

..    the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

..    the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity
     Date,

..    the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity
     Date,

..    the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

     For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefit riders on page 35 before selecting this optional benefit rider.

Earnings Enhancement Death Benefit rider (not available for contracts issued to tax-qualified plans) - under this rider, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the rider. In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

..    if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

..    if any of the owners or the annuitant is age 70 or older on the date your rider is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

..    if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net Premiums," for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

     For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefit riders on page 35 before selecting any of these optional death benefit riders. The death benefits under these riders will decrease if you make partial withdrawals under your contract. The enhanced earnings death benefit rider may not be appropriate for you if you expect to withdraw earnings.

What other benefits can I purchase under a contract?

     In addition to the enhanced death benefit and waiver of withdrawal charge riders discussed above, we currently make available one other optional benefit. You may elect this rider:

..    only if your state permits;

..    only when you apply for a contract; and

..    only if you are under age 75 when you apply for a contract.

This optional benefit is provided under a rider that contains many terms and conditions not set forth below. Therefore, you should refer directly to the rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

Accumulated Value Enhancement rider- under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

..    is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

..    is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

     You may elect this rider only when you apply for the contract. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 12 for a general description of other premium limits under the contract).

     You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider as described in the Fee Tables.

     The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

     If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

     In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

     You should carefully review the tax considerations for optional benefit riders on page 35 before selecting this optional benefit rider.

     Contracts issued before May 1, 2004 may have been issued with the following optional benefit rider:

     Guaranteed Retirement Income Benefit rider - under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

..    The date of maturity must be within the 30 day period following a contract anniversary.

..    If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

..    If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

     If your contract was issued with this rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

     If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

     We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract , but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to a guaranteed period or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

     There is a monthly charge for this rider as described in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

     .    John Hancock at the address shown on page 2, or

     .    the John Hancock representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                             ADDITIONAL INFORMATION

     This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 25.

Contents of this section                                        Starting on page
------------------------                                        ----------------
Description of John Hancock............................................27

Who should purchase a contract?........................................27

How we support the variable investment options.........................28

How we support the guarantee periods...................................28

How the guarantee periods work.........................................28

The accumulation period................................................30

The annuity period.....................................................31

Variable investment option valuation procedures........................33

Description of charges at the fund level...............................34

Distributions following death of owner.................................34

Miscellaneous provisions...............................................35

Tax information........................................................35

Performance information................................................42

Reports................................................................43

Voting privileges......................................................43

Certain changes........................................................43

Distribution of contracts..............................................44

Experts................................................................44

Registration statement.................................................45

Condensed Financial Information........................................46

Appendix A - Details About Our Guarantee Periods.......................50

Appendix B - Example of Withdrawal Charge Calculation..................54

Appendix C - Examples of Earnings Enhancement
   Death Benefit Calculation...........................................56

Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

Who should purchase a contract?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

..    traditional individual retirement annuity plans ("Traditional IRAs")
     satisfying the requirements of Section 408 of the Code;

..    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
     Section 408A of the Code;

..    SIMPLE IRA plans adopted under Section 408(p) of the Code;

..    Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

..    annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

     We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts beginning on page 35.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

How we support the guarantee periods

     All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

How the guarantee periods work

     Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

..    withdraw all or a portion of any such amount from the contract,

..    allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

..    allocate all or a portion of such amount to one or more of the variable investment options.

     You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

     We currently make available guarantee periods with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations.

     If you select any guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

     Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

--------------------------------------------------------------------------------
We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guarantee periods.
--------------------------------------------------------------------------------

     You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

     If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

..    death benefits pursuant to your contract,

..    amounts you apply to an annuity option, and

..    amounts paid in a single sum in lieu of an annuity.

     The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

--------------------------------------------------------------------------------
We compare:

     . the guaranteed rate of the guarantee period from which the assets are being taken with

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
-------------------------------------------------------------------------------

     For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

     The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

     In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

--------------------------------------------------------------------------------
Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
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The accumulation period

Your value in our variable investment options

     Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

--------------------------------------------------------------------------------
dollar amount of transaction

                                   divided by

value of one accumulation unit for the applicable variable investment option at the time of such transaction
--------------------------------------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

--------------------------------------------------------------------------------
number of accumulation units in the variable investment options times

value of one accumulation unit for the applicable variable investment option at that time
--------------------------------------------------------------------------------

Your value in the guarantee periods

     On any date, the total value of your contract in a guarantee period equals:

..    the amount of premium payments or transferred amounts allocated to the guarantee period, minus

..    the amount of any withdrawals or transfers paid out of the guarantee period, minus

..    the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

..    the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

..    the amount of any charges and fees deducted from that guarantee period, plus

..    interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

The annuity period

     Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

     Unless we otherwise permit, the date of maturity must be:

..    at least 6 months after the date the first premium payment is applied to your contract, and

..    no later than the maximum age specified in your contract (normally age 95).

     Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 37.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for each variable investment option.

     We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

     We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

     Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 33).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

..    you have not made an election prior to the annuitant's death;

..    the beneficiary is entitled to payment of a death benefit of at least
     $5,000 in a single sum; and

..    the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

..    we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

..    if that actual net investment return exceeds the "assumed investment rate"
     (explained below), the current monthly payment will be larger than the previous one.

..    if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

..    the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

..    the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     Option A: life annuity with payments for a guaranteed period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     Option B: life annuity without further payment on death of payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

     Option C: joint and last survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     Option D: joint and 1/2 survivor; or joint and 2/3 survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     Option E: life income with cash refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     Option F: income for a fixed period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     Option G: income of a specific amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

..    Option A: "life annuity with 5 years guaranteed" and

..    Option B: "life annuity without further payment on the death of payee."

Variable investment option valuation procedures

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.

     The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

Distributions following death of owner

     If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following box:

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If death benefits are payable upon your death before annuity payments have begun:

..    if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

     (1) we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

     (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

..    if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

     (1)  paid out in full within five years of your death or

     (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

..    the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

If you die on or after annuity payments have begun:

..    any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
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     The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

     Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

Miscellaneous provisions

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

..    the rights of any assignees of record and

..    certain other conditions referenced in the contract.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

     If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

     At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

..    a traditional IRA to another traditional IRA,

..    a traditional IRA to another tax-qualified plan, including a Section 403(b)
     plan

..    any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

..    any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

..    a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

..    a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

     In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

Traditional IRAs

     Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

..    100% of compensation includable in your gross income, or

..    the IRA annual limit for that tax year. For tax years beginning in 2002,
     2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

     Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

..    whether you or your spouse is an active participant in an employer sponsored retirement plan,

..    your federal income tax filing status, and

..    your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

Roth IRAs

     Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

     Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

..    after you reach age 59 1/2,

..    on your death or disability, or

..    to qualified first-time home buyers (not to exceed a lifetime limitation of
     $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

..    you have adjusted gross income over $100,000, or

..    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

     Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

     Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

     Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

     Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

..    on the employee's separation from service, death, or disability,

..    with respect to distributions of assets held under a 403(b) contract as of
     December 31, 1988, and

..    transfers and exchanges to other products that qualify under Section
     403(b).

     Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

"Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

Section 457 deferred compensation plans

     Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

..    a state,

..    a political subdivision of a state,

..    an agency or instrumentality or a state or political subdivision of a state, or

..    a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     The deferred compensation plan must satisfy several conditions, including the following:

..    the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

..    all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

     Annual contribution limit. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

     Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

Elective Deferral Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

Elective Catch-up Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

Performance information

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance.In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

..    the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

..    the value at the end of such period.

     At the Account level, total return reflects adjustments for:

..    the mortality and expense risk charges,

..    the annual contract fee, and

..    any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

     We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

Reports

     At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

Voting privileges

     At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

..    to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

..    to add or delete variable investment options,

..    to change the underlying investment vehicles,

..    to operate the Account in any form permitted by law, and

..    to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

..    the size of the initial premium payment,

..    the size of the group or class,

..    the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

..    the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

..    the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

..    the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

     Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

     Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/ or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

Experts

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Registration statement

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

--------------------------------------------------------------------------------
                                                                     page of SAI
                                                                     -----------
Distribution ..................................................................2

Calculation of Performance Data ...............................................2

Other Performance Information .................................................3

Calculation of Annuity Payments ...............................................4

Additional Information About Determining Unit Values ..........................5

Purchases and Redemptions of Fund Shares ......................................6

The Account ...................................................................6

Delay of Certain Payments .....................................................7

Liability for Telephone Transfers .............................................7

Voting Privileges .............................................................7

Financial Statements ..........................................................9

--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

     The following table provides selected data for Revolution accumulation shares for each investment option that was available during the period shown. Revolution commenced operations on August 10, 1999.

                                                                                                                    Period from
                                                       Year Ended     Year Ended     Year Ended     Year Ended    August 10, 1999
                                                      December 31,   December 31,   December 31,   December 31,   to December 31,
                                                          2003           2002           2001           2000            1999
                                                      ------------   ------------   ------------   ------------   ---------------
Equity Index
Accumulation share value:
   Beginning of period ............................    $     13.49    $     17.58    $     20.22    $    22.54        $ 20.31
   End of period ..................................    $     17.10    $     13.49    $     17.58    $    20.22        $ 22.54
Number of Accumulation Shares outstanding at end of
   period .........................................      5,444,350      5,128,737      6,127,239     1,345,069         96,446
Large Cap Value
Accumulation share value:
   Beginning of period (Note 3) ...................    $      9.75    $     11.38    $     10.00            --             --
   End of period ..................................    $     12.08    $      9.75    $     11.38            --             --
Number of Accumulation Shares outstanding at end of
   period .........................................      5,427,350      4,601,885      3,438,978            --             --
Fundamental Value B (formerly "Large Cap Value
   CORE(SM)")
Accumulation share value:
   Beginning of period ............................    $      8.13    $     10.07    $     10.71    $    10.31        $ 10.00
   End of period ..................................    $     10.35    $      8.13    $     10.07    $    10.71        $ 10.31
Number of Accumulation Shares outstanding at end of
   period .........................................      2,646,577      2,772,478      3,617,460       629,828         23,034
Large Cap Growth
Accumulation share value:
   Beginning of period (Note 3) ...................    $      5.79    $      8.13    $     10.00            --             --
   End of period ..................................    $      7.19    $      5.79    $      8.13            --             --
Number of Accumulation Shares outstanding at end of
   period .........................................      6,575,972      5,166,559      4,989,946
Large Cap Growth B (formerly "Large Cap Aggressive
   Growth")
Accumulation share value:
   Beginning of period ............................    $      5.48    $      8.09    $      9.60    $    11.97        $ 10.00
   End of period ..................................    $      7.13    $      5.48    $      8.09    $     9.60        $ 11.97
Number of Accumulation Shares outstanding at end of
   period .........................................      2,227,164      2,381,294      3,304,891     1,086,306         76,962
Growth & Income
Accumulation share value:
   Beginning of period (Note 2) ...................    $      5.66    $      7.36    $      8.82    $    10.00             --
   End of period ..................................    $      6.95    $      5.66    $      7.36    $     8.82             --
Number of Accumulation Shares outstanding at end of
   period .........................................     29,945,731     27,785,753     32,350,307        26,057             --
Fundamental Value
Accumulation share value:
   Beginning of period ............................    $      8.75    $     10.73    $     11.68    $    10.43        $ 10.00
   End of period ..................................    $     11.12    $      8.75    $     10.73    $    11.68        $ 10.43
Number of Accumulation Shares outstanding at end of
   period .........................................      3,051,746      3,246,787      3,925,873       425,196         18,040
Earnings Growth
Accumulation share value:
   Beginning of period (Note 1) ...................    $      2.96    $      4.43    $      7.11    $    10.00             --
   End of period ..................................    $      3.65    $      2.96    $      4.43    $     7.11             --
Number of Accumulation Shares outstanding at end of
   period .........................................     10,166,215     11,312,152     12,863,731     1,456,523             --
Fundamental Growth
Accumulation share value:
   Beginning of period ............................    $      6.79    $      9.86    $     14.74    $    15.39        $ 10.00
   End of period ..................................    $      8.84    $      6.79    $      9.86    $    14.74        $ 15.39
Number of Accumulation Shares outstanding at end of
   period .........................................      1,229,311      1,303,254      2,129,465     1,326,702         57,042
Mid Cap Value B (formerly "Small/Mid Cap CORE(SM)")
Accumulation share value:
   Beginning of period ............................    $     10.94    $     13.06    $     13.16    $    12.73        $ 11.00
   End of period ..................................    $     15.68    $     10.94    $     13.06    $    13.16        $ 12.73
Number of Accumulation Shares outstanding at end of
   period .........................................      1,204,705      1,003,313        947,569       244,652          5,452

                                                                                                                    Period from
                                                       Year Ended     Year Ended     Year Ended     Year Ended    August 10, 1999
                                                      December 31,   December 31,   December 31,   December 31,   to December 31,
                                                          2003           2002           2001           2000            1999
                                                      ------------   ------------   ------------   ------------   ---------------
Mid Cap Growth (formerly "Small/Mid Cap Growth")
Accumulation share value:
   Beginning of period ............................     $    16.19    $    20.79     $    20.47     $    18.98        $  18.07
   End of period ..................................     $    23.49    $    16.19     $    20.79     $    20.47        $  18.98
Number of Accumulation Shares outstanding at end of
   period .........................................      1,282,126     1,134,389      1,194,003        191,414           8,624
Small Cap Emerging Growth
Accumulation share value:
   Beginning of period  (Note 2) ..................     $     5.60    $     7.90     $     8.31     $    10.00              --
   End of period ..................................     $     8.23    $     5.60     $     7.90     $     8.31              --
Number of Accumulation Shares outstanding at end of
   period .........................................      1,153,779     1,007,793      1,037,065          3,064              --
Small Cap Value
Accumulation share value:
   Beginning of period ............................     $    15.07    $    16.31     $    13.87     $    10.46        $  10.00
   End of period ..................................     $    20.54    $    15.07     $    16.31     $    13.87        $  10.46
Number of Accumulation Shares outstanding at end of
   period .........................................      3,988,012     3,922,168      4,203,442        652,162          13,758
Small Cap Growth
Accumulation share value:
   Beginning of period ............................     $     9.81    $    14.19     $    16.44     $    21.19        $  14.27
   End of period ..................................     $    12.39    $     9.81     $    14.19     $    16.44        $  21.19
Number of Accumulation Shares outstanding at end of
   period .........................................      2,344,779     2,487,963      3,202,945      1,185,945          66,426
AIM V.I. Premier Equity
Accumulation share value:
   Beginning of period ............................     $     5.90    $     8.57     $     9.92     $    11.77        $  10.00
   End of period ..................................     $     7.29    $     5.90     $     8.57     $     9.92        $  11.77
Number of Accumulation Shares outstanding at end of
   period .........................................      7,359,637     5,612,155      7,992,587      3,240,530         232,933
AIM V.I. Capital Development - Series II Class
Accumulation share value:
   Beginning of period  (Note 4) ..................     $     7.45    $    10.00             --             --              --
   End of period ..................................     $     9.93    $     7.45             --             --              --
Number of Accumulation Shares outstanding at end of
   period .........................................        197,989        77,719             --             --              --
Fidelity Vip Contrafund(R) - Service Class
Accumulation share value:
   Beginning of period ............................     $     8.28    $     9.25     $    10.69     $    11.61        $  10.00
   End of period ..................................     $    10.49    $     8.28     $     9.25     $    10.69        $  11.61
Number of Accumulation Shares outstanding at end of
   period .........................................      5,714,556     5,062,378      6,215,334      2,399,696         258,149
Fidelity Vip Growth
Accumulation share value:
   Beginning of period ............................     $     5.92    $     8.59     $    10.57     $    12.04        $  10.00
   End of period ..................................     $     7.76    $     5.92     $     8.59     $    10.57        $  12.04
Number of Accumulation Shares outstanding at end of
   period .........................................      6,406,445     7,024,465      8,938,569      3,596,153         277,617
MFS Investors Growth Stock - Initial Class
Accumulation share value:
   Beginning of period. ...........................     $     6.14    $     8.58     $    11.45     $    12.36        $  10.00
   End of period ..................................     $     7.46    $     6.14     $     8.58     $    11.45        $  12.36
Number of Accumulation Shares outstanding at end of
   period .........................................      1,860,241     1,930,773      2,881,024      1,176,147          67,322
MFS Research - Initial Class
Accumulation share value:
   Beginning of period ............................     $     6.46    $     8.67     $    11.14     $    11.86        $  10.00
   End of period ..................................     $     7.95    $     6.46     $     8.67     $    11.14        $  11.86
Number of Accumulation Shares outstanding at end of
   period .........................................      1,084,370     1,177,295      1,779,879        816,216          69,186
International Equity Index
Accumulation share value:
   Beginning of period (Note 4) ...................     $     6.77    $    10.00                            --              --
   End of period ..................................     $     9.49    $     6.77             --             --              --
Number of Accumulation Shares outstanding at end of
   period .........................................        819,762       102,021             --             --              --
Overseas Equity B (formerly "International
   Opportunities")
Accumulation share value:
   Beginning of period  (Note 3) ..................     $     6.72    $     8.33     $    10.00             --              --
   End of period ..................................     $     8.79    $     6.72     $     8.33             --              --
Number of Accumulation Shares outstanding at end of
   period .........................................      2,456,312     2,426,293        569,205             --              --

                                                                                                                    Period from
                                                       Year Ended     Year Ended     Year Ended     Year Ended    August 10, 1999
                                                      December 31,   December 31,   December 31,   December 31,   to December 31,
                                                          2003           2002           2001           2000            1999
                                                      ------------   ------------   ------------   ------------   ---------------
Overseas Equity
Accumulation share value:
   Beginning of period ............................    $      9.96    $     10.76    $     11.65    $    12.98        $ 12.24
   End of period ..................................    $     13.75    $      9.96    $     10.76    $    11.65        $ 12.98
Number of Accumulation Shares outstanding at end of
   period .........................................        791,964        669,291        656,380       158,065          4,357
Fidelity VIP Overseas - Service Class
Accumulation share value:
   Beginning of period ............................    $      6.10    $      7.75    $      9.97    $    12.48        $ 10.00
   End of period ..................................    $      8.62    $      6.10    $      7.75    $     9.97        $ 12.48
Number of Accumulation Shares outstanding at end of
   period .........................................      1,545,599      1,607,988      2,147,090     1,171,210         54,981
Overseas Equity C (formerly "Emerging Markets
   Equity")
Accumulation share value:
   Beginning of period (Note 3) ...................    $      9.07    $      9.85    $     10.00            --             --
   End of period ..................................    $     14.06    $      9.07    $      9.85            --             --
Number of Accumulation Shares outstanding at end of
   period .........................................        560,745        420,030        234,786            --             --
Janus Aspen Worldwide Growth - Service Shares Class
Accumulation share value:
   Beginning of period (Note 2) ...................    $      5.07    $      6.90    $      9.03    $    10.00             --
   End of period ..................................    $      6.19    $      5.07    $      6.90    $     9.03             --
Number of Accumulation Shares outstanding at end of
   period .........................................      1,414,950      1,701,986      1,848,378        25,541             --
Real Estate Equity
Accumulation share value:
   Beginning of period (Note 2) ...................    $     11.44    $     11.43    $     10.95    $    10.00             --
   End of period ..................................    $     15.47    $     11.44    $     11.43    $    10.95             --
Number of Accumulation Shares outstanding at end of
   period .........................................      2,974,267      2,691,940      1,947,999         6,226             --
Health Sciences
Accumulation share value:
   Beginning of period (Note 3) ...................    $      7.69    $      9.73    $     10.00            --             --
   End of period ..................................    $     10.00    $      7.69    $      9.73            --             --
Number of Accumulation Shares outstanding at end of
   period .........................................      1,128,769        975,311        768,568            --             --
Financial Industries (Note 5)
Accumulation share value:
   Beginning of period ............................          11.60    $     14.58    $     17.90    $    14.25        $ 10.00
   End of period ..................................    $     14.43    $     11.60    $     14.58    $    17.90        $ 14.25
Number of Accumulation Shares outstanding at end of
   period .........................................      1,664,719      1,933,358      2,803,334       930,938         72,037
Managed
Accumulation share value:
   Beginning of period (Note 2) ...................    $      8.00    $      9.34    $      9.73    $    10.00             --
   End of period ..................................    $      9.41    $      8.00    $      9.34    $     9.73             --
Number of Accumulation Shares outstanding at end of
   period .........................................     47,780,389     53,880,797     61,363,128       286,432             --
Short-Term Bond
Accumulation share value:
   Beginning of period ............................    $     14.82    $     14.20    $     13.31    $    12.48        $ 12.34
   End of period ..................................    $     15.04    $     14.82    $     14.20    $    13.31        $ 12.48
Number of Accumulation Shares outstanding at end of
   period .........................................      5,899,670      5,760,342      4,685,429       619,135         32,658
Bond Index
Accumulation share value:
   Beginning of period ............................    $     12.28    $     11.31    $     10.63    $     9.63        $  9.65
   End of period ..................................    $     12.57    $     12.28    $     11.31    $    10.63        $  9.63
Number of Accumulation Shares outstanding at end of
   period .........................................      6,771,460      7,338,167      6,267,938       728,698         65,027
Active Bond
Accumulation share value:
   Beginning of period (Note 3) ...................    $     11.00    $     10.39    $     10.00            --             --
   End of period ..................................    $     11.57    $     11.00    $     10.39            --             --
Number of Accumulation Shares outstanding at end of
   period .........................................     17,995,519     15,189,574     15,461,461            --             --
High Yield Bond
Accumulation share value:
   Beginning of period ............................    $      8.60    $      9.12    $      9.04    $    10.27        $ 10.05
   End of period ..................................    $      9.90    $      8.60    $      9.12    $     9.04        $ 10.27
Number of Accumulation Shares outstanding at end of
   period .........................................      3,567,998      2,563,428      2,743,225       522,500         26,664

                                                                                                                    Period from
                                                       Year Ended     Year Ended     Year Ended     Year Ended    August 10, 1999
                                                      December 31,   December 31,   December 31,   December 31,   to December 31,
                                                          2003           2002           2001           2000            1999
                                                      ------------   ------------   ------------   ------------   ---------------
Global Bond
Accumulation share value:
   Beginning of period (Note 2) ...................    $     12.10    $     10.31    $     10.60    $  10.00               --
   End of period ..................................    $     13.85    $     12.10    $     10.31    $  10.60               --
Number of Accumulation Shares outstanding at end of
   period .........................................      2,143,905      1,931,853      1,000,829          --               --
Money Market
Accumulation share value:
   Beginning of period (Note 3). ..................    $     10.15    $     10.12    $     10.00          --               --
   End of period ..................................    $     10.12    $     10.15    $     10.12          --               --
Number of Accumulation Shares outstanding at end of
   period .........................................     13,492,072     19,908,505     20,983,009          --               --
Mid Cap Value
Accumulation share value:
   Beginning of period  (Note 6) ..................    $     10.00             --             --          --               --
   End of period ..................................    $     13.56             --             --          --               --
Number of Accumulation Shares outstanding at end of
   period .........................................        267,744             --             --          --               --
Total Return Bond
Accumulation share value:
   Beginning of period  (Note 7) ..................    $     10.00             --             --          --               --
   End of period ..................................    $     10.11             --             --          --               --
Number of Accumulation Shares outstanding at end of
   period .........................................        234,362             --             --          --               --
MFS New Discovery Series
Accumulation share value:
   Beginning of period  (Note 3) ..................    $      9.35    $     13.85    $     14.77    $  15.26          $ 10.00
   End of period ..................................    $     12.35    $      9.35    $     13.85    $  14.77          $ 15.26
Number of Accumulation Shares outstanding at end of
   period .........................................      1,102,351      1,203,276      1,556,670     877,857           17,011
Janus Aspen Global Technology - Service Shares Class
Accumulation share value:
   Beginning of period  (Note 7) ..................    $     10.04             --             --          --               --
   End of period ..................................    $     13.67             --             --          --               --
Number of Accumulation Shares outstanding at end of
   period .........................................        121,620             --             --          --               --

(1)  Values shown for 2000 begin on May 1, 2000.

(2)  Values shown for 2000 begin on November 1, 2000.

(3)  Values shown for 2001 begin on May 1, 2001.

(4)  Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)  Values shown for 2003 begin on May 2, 2003.

(7)  Values shown for 2003 begin on May 5, 2003.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

Investments that support our guarantee periods

     We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

     We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

..    corporate bonds,

..    mortgages,

..    mortgage-backed and asset-backed securities, and

..    government and agency issues.

     We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed interest rates

     We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

..    receive your premium payment,

..    effectuate your transfer, or

..    renew your guarantee period.

     We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of market value adjustment

     We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                              n
                                             --
                                    1+g      12
                              (-------------)   -1
                               1 + c + 0.005

     where:

     .    g is the guaranteed rate in effect for the current guarantee period,

     . c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

     . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

Sample Calculation 1: Positive Adjustment

--------------------------------------------------------------------------------
Premium payment                   $10,000
--------------------------------------------------------------------------------
Guarantee period                  5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer    beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Amount withdrawn or transferred   $10,816
--------------------------------------------------------------------------------
Guaranteed rate (g)               4%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year
guarantee (c)                     3%
--------------------------------------------------------------------------------
Remaining guarantee period (n)    36 months
--------------------------------------------------------------------------------

Maximum positive adjustment: $10,000 x (1.04/2/ - 1.03/2/) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

Market value adjustment:

                                              36
                                              --
                                 1 + 0.04     12
                  10,816 X [(----------------)   - 1] = 157.51
                             1 + 0.03 + 0.005

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

Sample Calculation 2: Negative Adjustment

--------------------------------------------------------------------------------
Premium payment                   $10,000
--------------------------------------------------------------------------------
Guarantee period                  5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer    beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Amount withdrawn or transferred   $11,025
--------------------------------------------------------------------------------
Guaranteed rate (g)               5%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year
guarantee (c)                     5.5%
--------------------------------------------------------------------------------
Remaining guarantee period(n)     36 months
--------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,025 - $416)

Market value adjustment:

                                              36
                                              --
                                1 + 0.05      12
                 11,025 X [(-----------------)   - 1] = -309.09
                            1 + 0.055 + 0.005

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

--------------------------------------------------------------------------------
Premium payment                                $10,000
--------------------------------------------------------------------------------
Existing guarantee period                      5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
--------------------------------------------------------------------------------
Amount withdrawn or transferred                $11,025
--------------------------------------------------------------------------------
Guaranteed rate (g)                            5%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year guarantee (c)   3%
--------------------------------------------------------------------------------
Remaining guarantee period(n)                  36 months
--------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market value adjustment:

                                              36
                                              --
                                 1 + 0.05     12
                  11,025 X [(----------------)   - 1] = 486.33
                             1 + 0.03 + 0.005

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

--------------------------------------------------------------------------------
Premium payment                                $10,000
--------------------------------------------------------------------------------
Guarantee period                               5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
--------------------------------------------------------------------------------
Amount withdrawn or transferred                $10,816
--------------------------------------------------------------------------------
Guaranteed rate (g)                            4%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year guarantee (c)   7%
--------------------------------------------------------------------------------
Remaining guarantee period(n)                  36 months
--------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.04/2/ - 1.03/2/) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market value adjustment:

                                            36
                                            --
                               1 + 0.04     12
                10,816 X [(----------------)   - 1] = -1,022.42
                           1 + 0.07 + 0.005

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

----------
*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

Assume the Following Facts:

     . On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

     .    On January 1, 2002, you make a $1,000 premium payment.

     .    On January 1, 2003, you make a $1,000 premium payment.

     . On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

     Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.

          $7,000.00 -- withdrawal request payable to you
          +  289.36 -- withdrawal charge payable to us
          ---------
          $7,289.36 -- total amount withdrawn from your contract

Here is How We Determine the Withdrawal Charge:

     (1) We first distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

     (2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

          $5,000
          -  200 -- free withdrawal amount (payable to you)
          ------
          $4,800
          x  .04
          ------
          $  192 -- withdrawal charge on 2001 premium payment (payable to us)

          $4,800
          -  192
          ------
          $4,608 -- part of withdrawal request payable to you

     (3) We next deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

          $1,000
          x  .05
          ------
          $   50 -- withdrawal charge on 2002 premium payment (payable to us)

          $1,000
          -   50
          ------
          $  950 -- part of withdrawal request payable to you

     (4) We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

          $7,000 -- total withdrawal amount requested
          -  500 -- profit
          -  200 -- free withdrawal amount
          -4,608 -- payment deemed from initial premium payment
          -  950 -- payment deemed from 2002 premium payment
          ------
          $  742 -- additional payment to you needed to reach $7,000

     We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

     Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

          $742.00      = x - [.06x]
          $742.00      = .94x
          $742.00/.94  = x
          $789.36      = x

          $789.36     -- deemed withdrawn from 2003 premium payment
          $742.00     -- part of withdrawal request payable to you
          -----------
          $ 47.36     -- withdrawal charge on 2003 premium deemed withdrawn
                         (payable to us)

     APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

     The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or additional premium payments

     Assume:

..    You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract,

..    At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

..    You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

..    We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

Calculation of Standard Death Benefit

     We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

     Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

     The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

     The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and additional premium

     Assume:

..    You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

..    At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

..    You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

..    On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

..    On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

..    On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract

..    We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract is $120,000.

Calculation of Enhanced Death Benefit

     In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

     Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

     Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

     The total value of your contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

     Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

     The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

     The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                          Prospectus dated May 1, 2004

                                for interests in
                    John Hancock Variable Annuity Account H

                       Interests are made available under
                     REVOLUTION VALUE II VARIABLE ANNUITIES
      deferred combination fixed and variable annuity contracts issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

  This prospectus describes two forms of Revolution Value II contracts, Value Plan A and Value Plan B. The contracts enable you to earn fixed rates of interest under our fixed investment options and investment-based returns in the following variable investment options:

 VARIABLE INVESTMENT OPTIONS:                 UNDERLYING FUND MANAGED BY:
 ----------------------------                 ---------------------------
 EQUITY OPTIONS:
   Equity Index . . . . . . . . . . . . . .   SSgA Funds Management, Inc.
   Large Cap Value  . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
   Large Cap Growth . . . . . . . . . . . .   Independence Investment LLC
   Earnings Growth. . . . . . . . . . . . .   Fidelity Management & Research Company
   Growth & Income  . . . . . . . . . . . .   Independence Investment LLC and T. Rowe Price
                                               Associates, Inc.
   Fundamental Value. . . . . . . . . . . .   Wellington Management Company, LLP
   Mid Cap Value B. . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
   Mid Cap Growth . . . . . . . . . . . . .   Wellington Management Company, LLP
   Small Cap Value  . . . . . . . . . . . .   T. Rowe Price Associates, Inc. and Wellington
                                               Management Company, LLP
   Small Cap Emerging Growth  . . . . . . .   Wellington Management Company, LLP
   AIM V.I. Capital Development . . . . . .   A I M Advisors, Inc.
   Fidelity VIP Contrafund/(R)/ . . . . . .   Fidelity Management & Research Company
   MFS Investors Growth Stock . . . . . . .   MFS Investment Management/(R)/
   International Equity Index . . . . . . .   SSgA Funds Management, Inc.
   Overseas Equity B. . . . . . . . . . . .   Capital Guardian Trust Company
   Fidelity VIP Overseas. . . . . . . . . .   Fidelity Management & Research Company
   Real Estate Equity . . . . . . . . . . .   RREEF America LLC and Van Kampen (a registered
                                               trade name of Morgan Stanley Investment Management
                                               Inc.)
   Health Sciences. . . . . . . . . . . . .   Wellington Management Company, LLP
   Financial Industries . . . . . . . . . .   John Hancock Advisers, LLC
   Large Cap Growth B*. . . . . . . . . . .   Independence Investment LLC
   Fundamental Growth*. . . . . . . . . . .   Independence Investment LLC
   Fundamental Value B* . . . . . . . . . .   Wellington Management Company, LLP
   Mid Cap Value* . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
   Small Cap Growth*. . . . . . . . . . . .   Wellington Management Company, LLP
   AIM V.I. Premier Equity* . . . . . . . .   A I M Advisors, Inc.
   MFS Research*. . . . . . . . . . . . . .   MFS Investment Management/(R)/
   Overseas Equity* . . . . . . . . . . . .   Capital Guardian Trust Company
   Overseas Equity C* . . . . . . . . . . .   Capital Guardian Trust Company
   Janus Aspen Worldwide Growth*. . . . . .   Janus Capital Management, LLC
   Janus Aspen Global Technology* . . . . .   Janus Capital Management, LLC

 BALANCED OPTIONS:
  Managed . . . . . . . . . . . . . . . . .   Independence Investment LLC and Capital Guardian
                                               Trust Company

 BOND & MONEY MARKET OPTIONS:
   Short-Term Bond  . . . . . . . . . . . .   Independence Investment LLC
   Bond Index . . . . . . . . . . . . . . .   Standish Mellon Asset Management Company LLC
   Active Bond  . . . . . . . . . . . . . .   John Hancock Advisers, LLC, Pacific Investment
                                               Management Company LLC and Declaration Management
                                               & Research Company
   Total Return Bond. . . . . . . . . . . .   Pacific Investment Management Company LLC
   High Yield Bond  . . . . . . . . . . . .   Wellington Management Company, LLP
   Global Bond  . . . . . . . . . . . . . .   Capital Guardian Trust Company
   Money Market . . . . . . . . . . . . . .   Wellington Management Company, LLP

 *Not available for contracts issued after April 30, 2004.

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, the "Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can allocate to our fixed investment options that we make available to you through our general account. Currently, you can allocate amounts to the "guaranteed interest account" or to a "DCA rate account" where they earn interest at a fixed rate, declared by us, subject to a minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the federal securities laws.


                     JOHN HANCOCK ANNUITY SERVICING OFFICE

                                 MAIL DELIVERY
                                  P.O. Box 772
                                Boston, MA 02117

                               OVERNIGHT DELIVERY
                       John Hancock Annuity Image Operations
                        27 Dry Dock Avenue, Second floor
                             South Boston, MA 02110

                             PHONE: 1-800-824-0335

                              FAX:  1-617-572-1571


     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.


    ************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                IMPORTANT NOTICES

     This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

     We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 44.

     The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.


                  OVERVIEW OF THE REVOLUTION VALUE II CONTRACTS

     This prospectus contains information about Revolution Value II - Value Plan A and Revolution Value II - Value Plan B contracts that you should know before you buy a contract or exercise any of your rights under the contract. Each contract offers many of the same benefits and features. They differ with respect to the charges imposed, as follows:

     . Value Plan A contracts have an asset-based charge (for administration and mortality and expense risk) of 1.45% on variable investment options. In addition, the withdrawal charge that we impose lasts for 7 years after each premium payment and may be up to 8% on amounts withdrawn or surrendered.

     . Value Plan B contracts have an asset-based charge (for administration and mortality and expense risk) of 1.70% on variable investment options. In addition, the withdrawal charge that we impose lasts for 3 years after each premium payment and may be up to 8% on amounts withdrawn or surrendered.


                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     .    The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

                               INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                         PAGE

Accumulation units..............................................    29
Annuitant.......................................................    11
Annuity payments................................................    14
Annuity period..................................................    14
Business day....................................................    12
Contract year...................................................    12
Date of issue...................................................    12
Date of maturity................................................    30
DCA rate account................................................    14
Fixed investment options........................................    14
Free withdrawal amounts.........................................    19
Funds...........................................................     2
Guaranteed interest account.....................................    14
Investment options..............................................    15
Premium payments................................................    11
Surrender ......................................................    19
Surrender value.................................................    21
Total value of your contract....................................    13
Variable investment options..................................... cover
Withdrawal charge...............................................    19
Withdrawal......................................................    19

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE II - VALUE PLAN A OR REVOLUTION VALUE II - VALUE PLAN B CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------
     CONTRACTOWNER
 TRANSACTION EXPENSES                VALUE PLAN A             VALUE PLAN B
--------------------------------------------------------------------------------
 MAXIMUM WITHDRAWAL CHARGE (AS    8% for the first year    8% for the first year
 % OF AMOUNT WITHDRAWN OR         7% for the second year   7% for the second year
 SURRENDERED)/1/                  6% for the third year    6% for the third year
                                  5% for the fourth year        0% thereafter
                                  4% for the fifth year
                                  3% for the sixth year
                                 2% for the seventh year
                                      0% thereafter
--------------------------------------------------------------------------------
 MAXIMUM TRANSFER CHARGE/2/                $25                       $25
--------------------------------------------------------------------------------

     /1/ This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.
     /2/ This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                      VALUE PLAN A               VALUE PLAN B
-------------------------------------------------------------------------------------
 MAXIMUM ANNUAL CONTRACT FEE/3/           $50                        $50
-------------------------------------------------------------------------------------
 CURRENT ANNUAL CONTRACT FEE/4/           $30                        $30
-------------------------------------------------------------------------------------
 SEPARATE ACCOUNT ANNUAL EXPENSES        1.45%                      1.70%
 (AS A PERCENTAGE OF AVERAGE
 ACCOUNT VALUE)/5/
-------------------------------------------------------------------------------------
 OPTIONAL BENEFIT RIDER
 CHARGES/6/:
-------------------------------------------------------------------------------------
 HIGHEST ANNIVERSARY VALUE       0.25% of your             0.25% of your contract's
 DEATH BENEFIT RIDER             contract's total value    total value
-------------------------------------------------------------------------------------
 EARNINGS ENHANCEMENT            0.25% of your             0.25% of your contract's
 ("BENEFICIARY TAX RELIEF")      contract's total value    total value
 DEATH BENEFIT RIDER
-------------------------------------------------------------------------------------
 ACCUMULATED VALUE ENHANCEMENT   0.35% of your initial     0.35% of your initial
 ("CARESOLUTIONS PLUS")          premium payment           premium payment
 RIDER/7/
-------------------------------------------------------------------------------------
 GUARANTEED RETIREMENT INCOME    0.45% of your             0.45% of your contract's
 BENEFIT RIDER/8/                contract's total value    total value
-------------------------------------------------------------------------------------

     /3/ This charge is not currently imposed, and would only apply to contracts of less than $50,000.

     /4/ This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

     /5/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment options.

     /6/ Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12/th/ of the annual charge shown in the table.

     /7/ We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

     /8/  Not available for contracts issued after April 30, 2004.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A REVOLUTION VALUE II VALUE PLAN A OR A VALUE PLAN B CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUNDS' PROSPECTUSES.

   Total Annual Fund Operating Expenses          Minimum           Maximum
-------------------------------------------------------------------------------
 Range of expenses that are deducted from         0.21%             1.96%
 fund assets, including management fees,
 distribution and/or service (12b-1) fees,
 and other expenses
-------------------------------------------------------------------------------

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS.

                                                                                                  TOTAL FUND                   TOTAL
                                                                DISTRIBUTION    OTHER OPERATING    OPERATING                   FUND
                                                   INVESTMENT        AND           EXPENSES         EXPENSES                  OPERAT
                                                   MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE    EXPENS
FUND NAME                                              FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  WITH
---------------------------------------------------------------------------------------------------------------------------REIMBURSE
                                                                                                                               -----
JOHN HANCOCK VARIABLE SERIES TRUST I - NAV CLASS
 SHARES (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------------
Equity Index                                         0.13%           N/A             0.08%           0.21%          0.00%      0.21%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                      0.75%           N/A             0.07%           0.82%          0.00%      0.82%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                     0.80%           N/A             0.06%           0.86%          0.00%      0.86%
------------------------------------------------------------------------------------------------------------------------------------
Earnings Growth                                      0.96%           N/A             0.11%           1.07%          0.01%      1.06%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                                      0.67%           N/A             0.06%           0.73%          0.00%      0.73%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                    0.79%           N/A             0.11%           0.90%          0.01%      0.89%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*                                     1.05%           N/A             0.14%           1.19%          0.04%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth*                                      0.96%           N/A             0.10%           1.06%          0.00%      1.06%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                      0.95%           N/A             0.11%           1.06%          0.01%      1.05%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth                            1.01%           N/A             0.20%           1.21%          0.10%      1.11%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index                           0.17%           N/A             0.05%           0.22%          0.00%      0.22%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B*                                   1.13%           N/A             0.31%           1.44%          0.00%      1.44%
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity                                   0.98%           N/A             0.09%           1.07%          0.00%      1.07%
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences                                      1.00%           N/A             0.25%           1.25%          0.00%      1.25%
------------------------------------------------------------------------------------------------------------------------------------
Financial Industries                                 0.80%           N/A             0.06%           0.86%          0.00%      0.86%
------------------------------------------------------------------------------------------------------------------------------------
Managed                                              0.68%           N/A             0.06%           0.74%          0.00%      0.74%
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                                      0.60%           N/A             0.07%           0.67%          0.00%      0.67%
------------------------------------------------------------------------------------------------------------------------------------
Bond Index                                           0.14%           N/A             0.10%           0.24%          0.00%      0.24%
------------------------------------------------------------------------------------------------------------------------------------
Active Bond                                          0.61%           N/A             0.09%           0.70%          0.00%      0.70%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond                                    0.70%           N/A             0.07%           0.77%          0.00%      0.77%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                      0.80%           N/A             0.15%           0.95%          0.05%      0.90%
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                          0.85%           N/A             0.13%           0.98%          0.00%      0.98%
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                         0.25%           N/A             0.06%           0.31%          0.00%      0.31%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth B*                                  0.89%           N/A             0.10%           0.99%          0.00%      0.99%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                   0.90%           N/A             0.10%           1.00%          0.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value B*                                 0.91%           N/A             0.19%           1.10%          0.09%      1.01%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                        1.10%           N/A             0.37%           1.47%          0.27%      1.20%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                     1.05%           N/A             0.17%           1.22%          0.07%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity                                      1.23%           N/A             0.34%           1.57%          0.00%      1.57%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  TOTAL FUND                   TOTAL
                                                                DISTRIBUTION    OTHER OPERATING    OPERATING                   FUND
                                                   INVESTMENT        AND           EXPENSES         EXPENSES                  OPERAT
                                                   MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE    EXPENS
FUND NAME                                              FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  WITH
---------------------------------------------------------------------------------------------------------------------------REIMBURSE
                                                                                                                               -----
JOHN HANCOCK VARIABLE SERIES TRUST I - NAV CLASS
 SHARES (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity C*                                   1.21%           N/A             0.75%           1.96%          0.00%      1.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES II SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund                    0.75%          0.25%            0.38%           1.38%          0.00%      1.38%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%           N/A             0.24%           0.85%          0.00%      0.85%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS
(NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Overseas                           0.73%          0.10%            0.17%           1.00%          0.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND II - SERVICE
 CLASS
(NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Contrafund                         0.58%          0.10%            0.09%           0.77%          0.00%      0.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST - INITIAL CLASS
 SHARES (NOTE 3):
------------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Investors Growth Stock                      0.75%           N/A             0.13%           0.88%          0.00%      0.88%
------------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Research                                    0.75%           N/A             0.13%           0.88%          0.00%      0.88%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE SHARES CLASS (NOTE
 4):
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                         0.65%          0.25%            0.06%           0.96%          0.00%      0.96%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                        0.65%          0.25%            0.20%           1.10%          0.00%      1.10%
------------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Fundamental Value B, Overseas Equity, Overseas Equity B, and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

    * Large Cap Growth B was formerly "Large Cap Aggressive Growth," Fundamental Value B was formerly "Large Cap Value CORE/SM/," Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Mid Cap Growth was formerly "Small/Mid Cap Growth,"

   Overseas Equity B was formerly "International Opportunities" and Overseas Equity C was formerly "Emerging Markets Equity." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP/(R)/ funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity/(R)/ VIP Overseas Fund and the Fidelity/(R)/ VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity/(R)/ VIP Overseas Fund and Fidelity/(R)/ VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 0.87% for MFS Investors Growth Stock.

(4) All expenses are shown without the effect of any expense offset arrangements.

Examples

THE FOLLOWING FOUR EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A REVOLUTION VALUE II - VALUE PLAN A OR A REVOLUTION VALUE II - VALUE PLAN B CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THE FIRST TWO EXAMPLES ASSUME THAT YOU INVEST $10,000 IN AN "ALL RIDER" VALUE PLAN A OR VALUE PLAN B CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS:
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER, EARNINGS ENHANCEMENT DEATH BENEFIT RIDER, ACCUMULATED VALUE ENHANCEMENT RIDER AND GUARANTEED RETIREMENT INCOME BENEFIT RIDER. THE FIRST TWO EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTRACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Value Plan A - maximum fund-level total operating expenses
----------------------------------------------------------

                                                          1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR ALL RIDER CONTRACT AT THE END  $1195    $1968    $2747     $4805
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR ALL RIDER CONTRACT AT THE END  $ 475    $1428    $2387     $4805
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR ALL RIDER CONTRACT:     $ 475    $1428    $2387     $4805
----------------------------------------------------------------------------------------------


Value Plan B - maximum fund-level total operating expenses
----------------------------------------------------------

                                                          1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR ALL RIDER CONTRACT AT THE END  $1219    $2038    $2497     $4995
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR ALL RIDER CONTRACT AT THE END  $ 499    $1498    $2497     $4995
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR ALL RIDER CONTRACT:     $ 499    $1498    $2497     $4995
----------------------------------------------------------------------------------------------

THE NEXT TWO EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A "NO RIDER" VALUE PLAN A OR VALUE PLAN B CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Value Plan A - minimum fund-level total operating expenses
----------------------------------------------------------

                                                          1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR NO RIDER CONTRACT AT THE END    $891    $1070    $1257     $1987
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR NO RIDER CONTRACT AT THE END    $171    $ 530    $ 913     $1987
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR NO RIDER CONTRACT:       $171    $ 530    $ 913     $1987
----------------------------------------------------------------------------------------------


Value Plan B - minimum fund-level total operating expenses
----------------------------------------------------------

                                                          1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR NO RIDER CONTRACT AT THE END    $916    $1146    $1042     $2254
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR NO RIDER CONTRACT AT THE END    $196    $ 606    $1042     $2254
 OF THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR NO RIDER CONTRACT:       $196    $ 606    $1042     $2254
----------------------------------------------------------------------------------------------

                               BASIC INFORMATION


  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                          STARTING ON PAGE
  --------                                                                          ----------------

What is the contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11

Who owns the contract? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11

Is the owner also the annuitant? . . . . . . . . . . . . . . . . . . . . . . . . .        11

How can I invest money in a contract?. . . . . . . . . . . . . . . . . . . . . . .        11

How will the value of my investment in the contract change over time?. . . . . . .        13

What annuity benefits does the contract provide? . . . . . . . . . . . . . . . . .        14

To what extent can John Hancock vary the terms and conditions of the contracts?. .        14

What are the tax consequences of owning a contract?. . . . . . . . . . . . . . . .        15

How can I change my contract's investment allocations? . . . . . . . . . . . . . .        15

What fees and charges will be deducted from my contract? . . . . . . . . . . . . .        19

How can I withdraw money from my contract? . . . . . . . . . . . . . . . . . . . .        21

What happens if the owner or the annuitant dies before my contract's date of
maturity?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22

What other benefits can I purchase under a contract? . . . . . . . . . . . . . . .        24

Can I return my contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26

WHAT IS THE CONTRACT?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

     In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 28 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Allocation of premium payments

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age 84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.

     Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

     The total of all new premium payments and transfers that you may allocate to any one investment option in any one contract year may not exceed $1,000,000. We may also restrict your right to allocate premiums to the guaranteed interest account after the 10th contract year.

     While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                                  YOU MAY NOT MAKE ANY PREMIUM
                                                  PAYMENTS AFTER THE ANNUITANT
           IF YOUR CONTRACT IS USED TO FUND              REACHES AGE
        -----------------------------------------------------------------------
         a "tax qualified plan"*                             70 1/2**
        -----------------------------------------------------------------------
         a non-tax qualified plan                            85
        -----------------------------------------------------------------------


     * as that term is used in "Tax Information," beginning on page 34. ** except for a Roth IRA, which has no age limit.

Ways to make premium payments

     Premium payments made by check or money order should be:

..    drawn on a U.S. bank,

..    drawn in U.S. dollars, and

..    made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to:

                  JOHN HANCOCK ANNUITY SUBSEQUENT PAYMENTS, X-4

                                  MAIL DELIVERY
                               1 John Hancock Way
                                   Suite 1501
                              Boston, MA 02117-1501

                               OVERNIGHT DELIVERY
                                 529 Main Street
                              Charleston, MA 02129

     We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     .    issue a contract;

     .    accept premium payments; or

     .    allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.


HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

At any time before the date of maturity, the total value of your contract equals:

..    the total amount you invested,

..    minus all charges we deduct,

..    minus all withdrawals you have made,

..    plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option,

..    plus the interest we credit to any of your contract's value while it is in a fixed investment option.

Variable Investment Options

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. The Fee Tables in this prospectus shows a range of fund expenses that you may pay. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We show these charges in the Fee Tables, and describe them under "What fees and charges will be deducted from my contract?" beginning on page 19.

Fixed Investment Options

   Guaranteed interest account

     Each premium payment you allocate to the guaranteed interest account will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that allocation into the guaranteed interest account option. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a premium is older than 10 years. (In New York, the guaranteed minimum interest rate is 1 1/2%.) For purposes of crediting interest, transfers from a variable investment option will be treated as premium payment. We credit interest until the earlier of the date of maturity of your contract, or the date you transfer, "surrender" or otherwise withdraw money from this option.

     From time to time, we may credit interest to amounts allocated to the guaranteed interest account at different rates based on the size of a premium payment, the time it is allocated to the guaranteed interest account, or other factors.

   DCA rate account

     We currently provide a dollar-cost averaging ("DCA") value program in which a DCA rate account earns a fixed rate of return at the effective annual rate we have declared for that program at the time the deposit is made into the account. The applicable rate will apply to any portion of the deposit remaining in the DCA rate account until the full amount of that deposit has been transferred to your pre-selected investment options. We will declare the rates from time to time, and the rates may vary for each deposit you make into a DCA rate account. See "Dollar-cost averaging programs" on page 17.

BECAUSE THE DCA RATE ACCOUNT IS USED TO TRANSFER FUNDS TO OTHER INVESTMENT OPTIONS FOR ONLY A PORTION OF A CONTRACT YEAR, YOU WILL NOT RECEIVE A FULL YEAR'S WORTH OF INTEREST ON THE ENTIRE DEPOSIT.


WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 30, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract. We provide examples of some of these variations in Appendix C of this prospectus.

Variations in charges or rates

     We may vary the charges, rates, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

..    partial withdrawal (including systematic withdrawals),

..    full withdrawal ("surrender"),

..    payment of any death benefit proceeds, and

..    periodic payments under one of our annuity payment options.

     In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

..    the type of the distribution,

..    when the distribution is made,

..    the nature of any tax qualified retirement plan for which the contract is being used, if any, and

..    the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or fixed investment options (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.

Transferring your assets

     Before annuity payments begin, you may transfer (up to the above-mentioned maximum of 18 investment options):

..    all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or fixed investment option, or

 . all or part of the assets held in the GUARANTEED INTEREST ACCOUNT to any other available variable investment option.

     During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from the guaranteed interest account.

     To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may allocate to any one variable investment option or the guaranteed interest account in any contract year is $1,000,000. For these purposes, an "allocation" includes transfers plus any additional purchase payments into the investment option (or guaranteed interest account) during the contract year.

     The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to modify your ability to make transfers into and out of variable investment options and the guaranteed interest account and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers, but we do impose the following restrictions into and out of investment options:

 . No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options or the guaranteed interest account will still count as only one request.

 . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our strategic rebalancing, dollar-cost averaging or interest sweep programs will not be counted toward any limit or restriction on transfers into and out of variable investment options.

We also reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

 Additional restrictions on transfers to and from the guaranteed interest account

     Transfers to and from the guaranteed interest account are subject to additional restrictions. You may NOT make any transfers TO this investment option:

 . within 6 months of a transfer from this investment option, or

 . after the 10th contract year, unless we approve otherwise.

     You also may NOT make any transfers FROM this investment option:

 . more than once during the first contract year,

 . after the first contract year, until the later of (1) 180 days after the last transfer from this option or (2) the beginning of a new contract year, or

 . of more than 20% of the value in this investment option or $500, whichever is greater, in any one contract year.

If you participate in our interest sweep program, however, some of these restrictions will not apply to your periodic transfers of interest earnings to pre-selected variable investment options. (See "Interest Sweep Program" on page
21).

 Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include:

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options to and from which assets are being transferred, and

 . the amount of each transfer.

     The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office. If we receive your request after our business day ends (usually 4:00 p.m. Eastern time), however, it will become effective on our next business day.

 Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

 Dollar-cost averaging ("DCA") programs

     Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new premium payment of $5,000 or more in a DCA rate account. For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

 . that your deposit should be allocated to this program; and

 . the variable investment options to which assets will be transferred; and

 . the percentage amount to be transferred to each such variable investment option.

     Transfers to the guaranteed interest account option are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

     Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account that is in addition to the automatic transfers.

     Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

 . You may elect the program only if the total value of your contract equals
   $15,000 or more.

 . The amount of each transfer must equal at least $250.

 . You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

 . You may discontinue the program at any time.

 . The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

 . Automatic transfers to or from the guaranteed interest account option are not
                                                                             ---
   permitted under this program.

 . We reserve the right to suspend or terminate the program at any time.

 Strategic rebalancing

     This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from the guaranteed interest account option are not permitted under this program.
           ---

     This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

     Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

     We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

 Interest sweep program

     This program automatically transfers the interest credited on your guaranteed interest account value to pre-selected variable investment options on a periodic basis. (You may, however, change your variable investment allocation instructions under this program at any time in writing or, if you have authorized telephone transfers, by telephone.)

     If you have a total account value of $25,000 or more, this program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for the interest sweep (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date. In lieu of transfers, you may elect to make withdrawals under this program. (See "Systematic withdrawal plans - Interest sweep program" on page 21.)

     Once elected, the interest sweep program will continue until the earliest of:

 . the date we receive your written notice to cancel the program,

 . the date we receive notice of the death of the owner or annuitant, or

 . the start of the annuity period.

If you make a partial withdrawal or otherwise transfer earnings from your guaranteed interest account outside of the interest sweep program, we will stop making interest sweeps until you have again accumulated interest in the guaranteed interest account. We reserve the right to modify, terminate or suspend the interest sweep program at any time.


WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables if your contract has a total value on the contract anniversary of less than $50,000. We deduct the annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each investment option you are then using, including the guaranteed interest account. We will not deduct any portion of the annual contract fee from the guaranteed interest account, however, if the deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the applicable guaranteed minimum rate. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to up to $50.

Asset-based charge

     We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our fixed investment option. The asset-based charge differs between Value Plan A and Value Plan B contracts.

     In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

     If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables.

 Free withdrawal amounts

     If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

 How we determine and deduct the charge

     If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess the withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. THE WITHDRAWAL CHARGE PERIOD AND THE WITHDRAWAL CHARGE PERCENTAGE DIFFER BETWEEN VALUE PLAN A AND VALUE PLAN B CONTRACTS.

     Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first
                                                                        -----
from the earliest premium payment, and then from the next earliest premium
                                       ----
payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

     We deduct the withdrawal charge proportionally from each investment option,
                                     --------------
including the guaranteed interest account, being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the guaranteed interest account, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the guaranteed interest account. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

 When withdrawal charges don't apply

     We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

 . on certain withdrawals if all the following conditions apply to a "covered person":

   (1) the covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

   (2) such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

   (3) the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

 . depending on your state, when a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in your contract.

The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT WHEN EITHER OF THE COVERED PERSONS (1) IS OLDER THAN 79 YEARS OR (2) IN MOST STATES, WAS CONFINED TO A NURSING HOME WITHIN THE PAST TWO YEARS.

Other charges

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed interest account, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

..    surrender your contract for a cash payment of its "surrender value," or

..    make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

     Certain surrenders and partial withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 34. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal:

..    for an amount less than $100, or

..    if the remaining total value of your contract would be less than $1,000.

     We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plans

     If the total value of your contract is $25,000 or more, you may elect our optional systematic withdrawal plan. This plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge shown in the Fee Tables that would apply to an otherwise comparable non-systematic withdrawal. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser for the impact of a systematic withdrawal plan before you elect to participate.

     The following conditions apply to systematic withdrawal plans:

..    The amount of each systematic withdrawal must equal at least $100.

..    If the amount of a withdrawal would drop below $100 or if the total value of your contract becomes less than $5,000, we will suspend the plan and notify you.

..    You may cancel the plan at any time, by written notice to us.

We reserve the right to modify the terms or conditions of our systematic withdrawal plans at any time without prior notice.

   Interest sweep program

     If the total value of your contract is $25,000 or more, you may elect to use our interest sweep program as a systematic withdrawal plan to make withdrawals of the interest credited on your guaranteed interest account. If you do, the withdrawals under this program may be included as income and subject to a 10% federal tax penalty. However, if the accumulated interest in your guaranteed interest account (due to other withdrawals, transfers, or reductions to pay for contract charges) is less than $15, or if the total value of your contract becomes less than $5,000, we will suspend your ability to make systematic withdrawals under this program and notify you.

     You should consult your tax adviser before using the interest sweep program in this manner. (See "Transferring your assets - Interest sweep program" on page 18 for more details on this program.)


WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

     We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

..    If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

..    If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

..    If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

..    If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

     If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

     We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

..    proof of death before the contract's date of maturity, and

..    any required instructions as to method of settlement.

     We will generally pay the death benefit in a single sum to the beneficiary you chose, unless:

..    the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 33); or

..    an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 32.

     We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders on the next page. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

..    the total value of your contract on the date we receive notice of death in proper order, or

..    the total amount of premium payments made , adjusted for any partial withdrawals. (Partial withdrawals reduce the "total amount of premiums made" in direct proportion to the percentage of contract value that was reduced.)

Optional death benefit riders

     You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

..    only if the rider is available in your state;

 . only when you apply for the contract; and

 . only if each owner and each annuitant is under age 80 at the time you apply for the contract (age 75 for the Earnings Enhancement Death Benefit rider).

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

  As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

 . the contract's date of maturity, or

 . upon your surrendering the contract, or

 . a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 33).

  In addition, you may terminate the Highest Anniversary Value Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2. If you purchase an Earnings Enhancement Death Benefit rider, however, you CANNOT request us to terminate the rider and its charges.

  The optional death benefit riders that we currently offer for Value Plan A and Value Plan B contracts are:

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT rider - under this rider, we will pay the greater of:

  (1) the standard death benefit or

  (2) the highest total value of your contract as of any anniversary of your contract during the measuring period described in the rider, plus any
                                                                   ----
      premium payments you have made since that anniversary, but adjusted for any partial withdrawals you have taken since that anniversary (partial withdrawals reduce this component of the death benefit in direct proportion to the percentage of contract value that was reduced).

EARNINGS ENHANCEMENT DEATH BENEFIT rider (not available for contracts issued to tax-qualified plans) - under this rider, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the rider. In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount available for purchase varies.  In general:

 . if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount is 40% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 80% of your "adjusted net premiums"),

 . if any of the owners or the annuitant is between age 70 and 75 on the date your rider is issued (the maximum age we currently permit), the earnings enhancement amount is 25% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 50% of your "adjusted net premiums"), and

 . if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

  "Net premiums" for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any withdrawal charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted premiums" means net premiums minus any premiums you paid in the 12 month period prior to the death of the measuring life.

  See Appendix B for more information on how we calculate optional death benefits.

 Terms and Conditions

  The following is a general summary of some of the terms used in most states for these riders. For a more complete description of the terms and conditions of any optional death benefit rider, however, you should refer directly to the rider. We will provide you with a copy on request.

  The "measuring period" for the Highest Anniversary Value Death Benefit rider includes only those contract anniversaries that occur (1) before we receive
                                                          ------
proof of death and (2) before the measuring life attains age 81.
                       ------

  The "measuring life" for the Highest Anniversary Value Death Benefit rider is:

 . the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the maturity date,

 . the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the maturity date,

 . the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the maturity date,

 . the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining these riders' "measuring life."

We calculate the "measuring period" and the "measuring life" differently for the Earnings Enhancement Death Benefit rider, as described in the rider. We will provide you with a copy on request.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 34 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.


WHAT OTHER BENEFITS CAN I PURCHASE UNDER A CONTRACT?

  In addition to the optional death benefit riders discussed above, we currently make available one other optional benefit. You may elect this rider:

 . only if the rider is available in your state;

 . only when you apply for the contract; and

 . only if you are under age 75 at the time you apply for a Value Plan A or a Value Plan B contract.

This optional benefit is provided under a rider that contains many terms and conditions not set forth below. Therefore, you should refer directly to the rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

ACCUMULATED VALUE ENHANCEMENT rider- under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

 . is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

 . is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the contract and increases by 5% each year after the 7th contract year up to the benefit limit shown in the contract. The rider must be in effect for 7 years before any increase will occur.

  You may terminate the rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2.

  Under our current administrative rules, the Monthly Benefit (without regard to the 5% inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 12 for a general description of other premium limits under the contract).

  The monthly charge for the Accumulated Value Enhancement rider is shown in the Fee Tables. The rider (and the related charges) will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment.

    If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

  You should carefully review the tax considerations for optional benefit riders on page 34 before selecting this optional benefit rider. In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

  CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

  GUARANTEED RETIREMENT INCOME BENEFIT rider - under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

 . The date of maturity must be within the 30 day period following a contract anniversary.

 . If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

 . If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  If your contract was issued with this rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until the time you start to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) as if the rider had not been added to it. After you've held your contract for 10 years, you may terminate the rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2.

  We provide the guaranteed income benefit under this rider only in the form of fixed annuity payments under "Option A: life annuity with payments for guaranteed period." The rider specifies this guaranteed period, ranging from 5 to 10 years, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. You will have no discretion to vary this form of payment if you choose the guaranteed income benefit under this rider. We provide more information on this form of annuity payment option on page 32.

  We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to the guaranteed interest account or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

  The monthly charge for the Guaranteed Retirement Income Benefit rider is shown in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies.

CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

   . John Hancock at the address shown on page 2, or

   . the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                             ADDITIONAL INFORMATION


     This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 11 through 26.

CONTENTS OF THIS SECTION                                                  STARTING ON PAGE
Description of John Hancock. . . . . . . . . . . . . . . . . . . . . . .          28

Who should purchase a contract?. . . . . . . . . . . . . . . . . . . . .          28

How we support the variable investment options . . . . . . . . . . . . .          29

How we support the fixed investment options. . . . . . . . . . . . . . .          29

The accumulation period. . . . . . . . . . . . . . . . . . . . . . . . .          29

The annuity period . . . . . . . . . . . . . . . . . . . . . . . . . . .          30

Variable investment option valuation procedures. . . . . . . . . . . . .          33

Description of charges at the fund level . . . . . . . . . . . . . . . .          33

Distributions following death of owner . . . . . . . . . . . . . . . . .          33

Miscellaneous provisions . . . . . . . . . . . . . . . . . . . . . . . .          34

Tax information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34

Performance information. . . . . . . . . . . . . . . . . . . . . . . . .          41

Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42

Voting privileges. . . . . . . . . . . . . . . . . . . . . . . . . . . .          42

Certain changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42

Distribution of contracts. . . . . . . . . . . . . . . . . . . . . . . .          43

Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43

Registration statement . . . . . . . . . . . . . . . . . . . . . . . . .          44

Condensed Financial Information. . . . . . . . . . . . . . . . . . . . .          45

Appendix A - Examples of Withdrawal Charge Calculations. . . . . . . . .          52

Appendix B - Examples of Optional Death Benefit Rider Calculations . . .          55

Appendix C - Examples of State Variations. . . . . . . . . . . . . . . .          58

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

..    traditional individual retirement annuity plans ("Traditional IRAs")
     satisfying the requirements of Section 408 of the Code;

..    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
     Section 408A of the Code;

..    SIMPLE IRA plans adopted under Section 408(p) of the Code;

..    Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

..    annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

     We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 36.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE FIXED INVESTMENT OPTIONS

     All of John Hancock's general assets (discussed above) support its obligations under the fixed investment options (as well as all of its other obligations and liabilities). We invest the assets of the fixed investment options (i.e., the guaranteed interest account and the DCA rate account) in our general account. You have no interest in or preferential claim on any of the assets held in our general account.

     The investments we purchase with amounts you allocated to the fixed investment options belong to us and we bear all the investment risk on that money as long as it is in those options. You will earn interest at the applicable fixed rate of return even if we experience an investment loss on the assets allocated to these options; any favorable investment performance on these assets, however, belongs to us.

THE ACCUMULATION PERIOD

Your value in our variable investment options

     Each premium payment, extra credit or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                --------------------------------------------------
                dollar amount of transaction
                                     DIVIDED BY
                value of one accumulation unit for the applicable variable investment option at the time of such transaction
                --------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                -------------------------------------------------
                number of accumulation units in the variable
                investment options
                                     TIMES
                value of one accumulation unit for the applicable variable investment option at that time
                -------------------------------------------------

Your value in our fixed investment option

     On any date, the total value of your contract in the guaranteed interest account equals:

..    the amount of premium payments, extra credits or transferred amounts allocated to that account, PLUS

..    the amount of any interest we credit to that account, MINUS

..    the amount of any withdrawals or transfers paid out of that account, MINUS

..    the amount of any charges and fees deducted from that account.

THE ANNUITY PERIOD

     Annuity payments are usually made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are usually made to the younger of them.

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

     Unless we otherwise permit, the date of maturity must be:

..    at least 6 months after the date the first premium payment is applied to your contract, and

..    no later than the maximum age specified in your contract (normally age 95).

     Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 36.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. We offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

     Unless you tell us otherwise and we approve, we will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

     We will also deduct any premium tax charge from each investment option.

     Once annuity payments commence, you may not make transfers from a fixed basis annuity to variable investment options, or from variable investment options to a fixed basis annuity.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on the next page).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

..    you have not made an election prior to the annuitant's death;

..    the beneficiary is entitled to payment of a death benefit of at least
     $5,000 in a single sum; and

..    the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

..    we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

..    if that actual net investment return exceeds the "assumed investment rate"
     (explained below), the current monthly payment will be larger than the previous one.

..    if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

 Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

..    the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

..    the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually, for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will provide payments monthly, quarterly, semiannually, or annually to the payee as long as he or she lives. We guarantee no minimum number of payments.

     OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

..    Option A: "life annuity with 5 years guaranteed" and

..    Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.

     The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

DISTRIBUTIONS FOLLOWING DEATH OF OWNER

     If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following box:

          IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE BEGUN:

          . if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

             (1) we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

             (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

          . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

             (1)  paid out in full within five years of your death or

             (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

          . the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

          IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

          . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

     The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

     Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record and

 . certain other conditions referenced in the contract.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

     If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

     At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

 Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

 Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

 Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

 Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

 Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

 Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 .  a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

     In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

 Traditional IRAs

     Annual contribution limit. A traditional individual retirement annuity (as
     -------------------------
defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 .  100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     Catch-Up Contributions. An IRA holder age 50 or older may increase
     ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase an IRA contract for the benefit of your
     -----------
spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

     Deductibility of contributions. You may be entitled to a full deduction, a
     ------------------------------
partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 .  your federal income tax filing status, and

 .  your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     Distributions. In general, all amounts paid out from a traditional IRA
     -------------
contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

 Roth IRAs

     Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In
     -------------------------
general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     Catch-Up Contributions. A Roth IRA holder age 50 or older may increase
     ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase a Roth IRA contract for the benefit of
     -----------
your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

     Distributions. If you hold your Roth IRA for at least five years the payee
     -------------
will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 .  after you reach age 59 1/2,

 .  on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA,
     ------------------------
unless

 .  you have adjusted gross income over $100,000, or

 .  you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

 SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase
     ----------------------
contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

     Distributions. The requirements for minimum distributions from a SIMPLE IRA
     -------------
retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

 Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

     Distributions. The requirements for minimum distributions from a SEP-IRA,
     -------------
and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

 Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

     Annual Contribution Limit. In general, the amount of the non-taxable
     -------------------------
contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

     Catch-Up Contributions. A Section 403(b) plan participant age 50 or older
     ----------------------
may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments from a 403(b) contract on surrender of
     -------------
the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

     Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

 "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

 Section 457 deferred compensation plans

     Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

     Annual contribution limit. The amount of the non-taxable contributions made
     -------------------------
for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

     Catch-Up Contributions. A 457 plan participant age 50 or older may increase
     ----------------------
contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments under your contract in the form of an
     -------------
annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Elective Deferral Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax
years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

 Elective Catch-up Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

 Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

 Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

     At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the annual contract fee, and

 . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

     We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

     At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

     At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

     Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

     Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/ or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                             PAGE OF SAI
        ----------------------------------------------------------------
        DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . .   2
        CALCULATION OF PERFORMANCE  DATA . . . . . . . . . . . . . .   2
        OTHER PERFORMANCE INFORMATION. . . . . . . . . . . . . . . .   3
        CALCULATION OF ANNUITY PAYMENTS. . . . . . . . . . . . . . .   4
        ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES . . . .   5
        PURCHASES AND REDEMPTIONS OF FUND SHARES . . . . . . . . . .   6
        THE ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . .   6
        DELAY OF CERTAIN PAYMENTS  . . . . . . . . . . . . . . . . .   7
        LIABILITY FOR TELEPHONE TRANSFERS. . . . . . . . . . . . . .   7
        VOTING PRIVILEGES. . . . . . . . . . . . . . . . . . . . . .   7
        FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . .   9
        ----------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

     The following tables provide selected data for accumulation shares for each investment option that was available during the period shown for Revolution Value II, Value Plan A, followed by selected data for accumulation shares for each investment option that was available during the period shown for Revolution Value II, Value Plan B. Revolution Value II commenced operations on May 1, 2003.


Revolution II - Value Plan A                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
EQUITY INDEX
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.14
Number of Accumulation Shares outstanding at end of period . .    264,753
LARGE CAP VALUE
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.17
Number of Accumulation Shares outstanding at end of period . .    321,044
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE/SM/")
Accumulation share value:
 Beginning of period   . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.47
Number of Accumulation Shares outstanding at end of period . .     69,178
LARGE CAP GROWTH
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.89
Number of Accumulation Shares outstanding at end of period . .    172,604
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.15
Number of Accumulation Shares outstanding at end of period . .     26,456
GROWTH & INCOME
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.91
Number of Accumulation Shares outstanding at end of period . .    210,252
FUNDAMENTAL VALUE
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.42
Number of Accumulation Shares outstanding at end of period . .     58,271
EARNINGS GROWTH
Accumulation share value:
 Beginning of period  (Note 1) . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.75
Number of Accumulation Shares outstanding at end of period . .     80,620
FUNDAMENTAL GROWTH
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.62
Number of Accumulation Shares outstanding at end of period . .     35,746
MID CAP VALUE B (formerly "Small/Mid Cap CORE/SM/")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.98
Number of Accumulation Shares outstanding at end of period . .     58,481

Revolution II - Value Plan A                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.07
Number of Accumulation Shares outstanding at end of period . .     95,618
SMALL CAP EMERGING GROWTH
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .      14.37
Number of Accumulation Shares outstanding at end of period . .     20,260
SMALL CAP VALUE
Accumulation share value:
 Beginning of period   . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.89
Number of Accumulation Shares outstanding at end of period . .    220,194
SMALL CAP GROWTH
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.02
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.61
Number of Accumulation Shares outstanding at end of period . .     86,916
AIM V.I. PREMIER EQUITY
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.78
Number of Accumulation Shares outstanding at end of period . .     12,153
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation share value:
 Beginning of period (Note 4)    . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.84
Number of Accumulation Shares outstanding at end of period . .     14,362
FIDELITY VIP CONTRAFUND(R) - SERVICE CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.40
Number of Accumulation Shares outstanding at end of period . .    212,309
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.50
Number of Accumulation Shares outstanding at end of period . .     29,245
MFS RESEARCH - INITIAL CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.85
Number of Accumulation Shares outstanding at end of period . .      7,791
INTERNATIONAL EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 4)    . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.90
Number of Accumulation Shares outstanding at end of period . .     54,957
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.02
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.17
Number of Accumulation Shares outstanding at end of period . .     32,417
OVERSEAS EQUITY
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.34
Number of Accumulation Shares outstanding at end of period . .     31,835

Revolution II - Value Plan A                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.55
Number of Accumulation Shares outstanding at end of period . .     50,831
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $15.40
Number of Accumulation Shares outstanding at end of period . .     30,182
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES CLASS
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.42
Number of Accumulation Shares outstanding at end of period . .     16,314
REAL ESTATE EQUITY
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.07
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.88
Number of Accumulation Shares outstanding at end of period . .     70,858
HEALTH SCIENCES
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .     $10.05
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.38
Number of Accumulation Shares outstanding at end of period . .     53,333
FINANCIAL INDUSTRIES (Note 5)
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.97
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.15
Number of Accumulation Shares outstanding at end of period . .     29,653
MANAGED
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.34
Number of Accumulation Shares outstanding at end of period . .    566,087
SHORT-TERM BOND
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.03
Number of Accumulation Shares outstanding at end of period . .    297,972
BOND INDEX
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.05
Number of Accumulation Shares outstanding at end of period . .    171,350
ACTIVE BOND
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.19
Number of Accumulation Shares outstanding at end of period . .    443,327
HIGH YIELD BOND
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.02
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.68
Number of Accumulation Shares outstanding at end of period . .    213,542
GLOBAL BOND
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.04
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.95
Number of Accumulation Shares outstanding at end of period . .    153,937
MONEY MARKET
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .     $10.00

Revolution II - Value Plan A                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
 End of period . . . . . . . . . . . . . . . . . . . . . . . .      $9.96
Number of Accumulation Shares outstanding at end of period . .    227,025
TOTAL RETURN BOND
Accumulation share value:
 Beginning of period (Note 6)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.10
Number of Accumulation Shares outstanding at end of period . .    287,000
MID CAP VALUE
Accumulation share value:
 Beginning of period (Note 7)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.54
Number of Accumulation Shares outstanding at end of period . .    129,311
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES CLASS
Accumulation share value:
 Beginning of period (Note 7)    . . . . . . . . . . . . . . .     $10.04
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.66
Number of Accumulation Shares outstanding at end of period . .     25,339

(1)  Values shown for 2000 begin on May 1, 2000.

(2)  Values shown for 2000 begin on November 1, 2000.

(3)  Values shown for 2001 begin on May 1, 2001.

(4)  Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)  Values shown for 2003 begin on May 2, 2003.

(7)  Values shown for 2003 begin on May 5, 2003.

Revolution II - Value Plan B                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
EQUITY INDEX
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.12
Number of Accumulation Shares outstanding at end of period . .     20,730
LARGE CAP VALUE
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.15
Number of Accumulation Shares outstanding at end of period . .     24,542
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE/SM/")
Accumulation share value:
 Beginning of period   . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.45
Number of Accumulation Shares outstanding at end of period . .      4,704
LARGE CAP GROWTH
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.87
Number of Accumulation Shares outstanding at end of period . .     13,109
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.13
Number of Accumulation Shares outstanding at end of period . .      5,234
GROWTH & INCOME
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.89
Number of Accumulation Shares outstanding at end of period . .     12,591
FUNDAMENTAL VALUE
Accumulation share value:

Revolution II - Value Plan B                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.40
Number of Accumulation Shares outstanding at end of period . .      5,380
EARNINGS GROWTH
Accumulation share value:
 Beginning of period  (Note 1) . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.73
Number of Accumulation Shares outstanding at end of period . .      9,941
FUNDAMENTAL GROWTH
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.60
Number of Accumulation Shares outstanding at end of period . .      2,939
MID CAP VALUE B (formerly "Small/Mid Cap CORE/SM/")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.96
Number of Accumulation Shares outstanding at end of period . .      3,370
MID CAP GROWTH (formerly "Small Mid Cap Growth")
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.05
Number of Accumulation Shares outstanding at end of period . .     10,135
SMALL CAP EMERGING GROWTH
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.35
Number of Accumulation Shares outstanding at end of period          2,398
SMALL CAP VALUE
Accumulation share value:
 Beginning of period   . . . . . . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.87
Number of Accumulation Shares outstanding at end of period . .     17,770
SMALL CAP GROWTH
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.02
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.59
Number of Accumulation Shares outstanding at end of period . .      1,978
AIM V.I. PREMIER EQUITY
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.76
Number of Accumulation Shares outstanding at end of period . .         --
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation share value:
 Beginning of period (Note 4)    . . . . . . . . . . . . . . .      $9.98
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.82
Number of Accumulation Shares outstanding at end of period . .      1,675
FIDELITY VIP CONTRAFUND(R) - SERVICE CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.38
Number of Accumulation Shares outstanding at end of period . .     22,831
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.48
Number of Accumulation Shares outstanding at end of period . .      4,365
MFS RESEARCH - INITIAL CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.99
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.83
Number of Accumulation Shares outstanding at end of period . .         --

Revolution II - Value Plan B                                    PERIOD FROM
                                                                MAY 1, 2003
                                                               TO DECEMBER 31,
                                                                    2003
                                                              ----------------
INTERNATIONAL EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 4)    . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.88
Number of Accumulation Shares outstanding at end of period . .      2,440
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.02
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.14
Number of Accumulation Shares outstanding at end of period . .      2,197
OVERSEAS EQUITY
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $13.32
Number of Accumulation Shares outstanding at end of period . .      6,772
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.03
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.53
Number of Accumulation Shares outstanding at end of period . .      3,631
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $15.37
Number of Accumulation Shares outstanding at end of period . .        613
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES CLASS
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.01
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.40
Number of Accumulation Shares outstanding at end of period . .         --
REAL ESTATE EQUITY
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.07
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.85
Number of Accumulation Shares outstanding at end of period . .      4,654
HEALTH SCIENCES
Accumulation share value:
 Beginning of period (Note 3)    . . . . . . . . . . . . . . .     $10.05
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.36
Number of Accumulation Shares outstanding at end of period . .      5,657
FINANCIAL INDUSTRIES (Note 5)
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .      $9.97
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $12.13
Number of Accumulation Shares outstanding at end of period . .      2,985
MANAGED
Accumulation share value:
 Beginning of period (Note 2)    . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $11.32
Number of Accumulation Shares outstanding at end of period . .     34,969
SHORT-TERM BOND
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.01
Number of Accumulation Shares outstanding at end of period . .     74,638
BOND INDEX
Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . . . . .     $10.00
 End of period . . . . . . . . . . . . . . . . . . . . . . . .     $10.04
Number of Accumulation Shares outstanding at end of period . .     18,960
ACTIVE BOND
Accumulation share value:
 Beginning of period (Note 3). . . . . . . . . . . . . . . . .     $10.00

Revolution II - Value Plan B                                     PERIOD FROM
                                                                 MAY 1, 2003
                                                                TO DECEMBER 31,
                                                                    2003
                                                                -------------
End of period . . . . . . . . . . . . . . . . . . . . . . . . .    $10.17
Number of Accumulation Shares outstanding at end of period. . .    36,426
HIGH YIELD BOND
Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . . . . . . . . .    $10.02
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .    $10.66
Number of Accumulation Shares outstanding at end of period. . .    25,082
GLOBAL BOND
Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . . . . . . . . .    $10.04
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .    $10.93
Number of Accumulation Shares outstanding at end of period. . .    13,672
MONEY MARKET
Accumulation share value:
 Beginning of period (Note 3) . . . . . . . . . . . . . . . . .    $10.00
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .     $9.95
Number of Accumulation Shares outstanding at end of period. . .    14,546
TOTAL RETURN BOND
Accumulation share value:
 Beginning of period (Note 6) . . . . . . . . . . . . . . . . .    $10.00
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .    $10.08
Number of Accumulation Shares outstanding at end of period. . .    41,479
MID CAP VALUE
Accumulation share value:
 Beginning of period (Note 7) . . . . . . . . . . . . . . . . .    $10.00
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .    $13.52
Number of Accumulation Shares outstanding at end of period. . .    10,502
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES CLASS
Accumulation share value:
 Beginning of period (Note 7) . . . . . . . . . . . . . . . . .    $10.04
 End of period. . . . . . . . . . . . . . . . . . . . . . . . .    $13.63
Number of Accumulation Shares outstanding at end of period. . .     1,830


(1)  Values shown for 2000 begin on May 1, 2000.

(2)  Values shown for 2000 begin on November 1, 2000.

(3)  Values shown for 2001 begin on May 1, 2001.

(4)  Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)  Values shown for 2003 begin May 2, 2003.

(7)  Values shown for 2003 begin May 5, 2003.

             APPENDIX A - EXAMPLES OF WITHDRAWAL CHARGE CALCULATION


ASSUME THE FOLLOWING FACTS:

..    On January 1, 2004, you make a $5,000 initial premium payment and we issue you a contract.

..    On January 1, 2005, you make a $1,000 premium payment.

..    On January 1, 2006, you make a $1,000 premium payment.

..    On January 1, 2007, the total value of your contract is $7,500 because of favorable investment earnings.

     Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2007. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge that will differ between a Revolution Value II - Value Plan A contract and a Revolution Value II - Value Plan B contract.

     If you purchased a Value Plan A contract, the charge would be $360.22, and we would withdraw a total of $7,360.22 from your contract:

        $ 7,000.00  --  withdrawal request payable to you
        +   360.22  --  withdrawal charge payable to us
          --------
        $ 7,360.22  --  total amount withdrawn from your contract


     If you purchased a Value Plan B contract, the charge would be $102.15, and we would withdraw a total of $7,102.15 from your contract:

        $ 7,000.00  --  withdrawal request payable to you
        +   102.15  --  withdrawal charge payable to us
          --------
        $ 7,102.15  --  total amount withdrawn from your contract


     Although the WITHDRAWAL CHARGE on a Value Plan B contract is LOWER than that on a Value Plan A contract, the Separate Account ASSET-BASED CHARGE is HIGHER. You would therefore need to achieve better investment results on a Value Plan B contract to reach the assumed $7,500 of favorable investment earnings.

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN A CONTRACT:

     (1) We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

     (2) Next we repay to you the $5,000 premium you paid in 2004. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2004 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $240 from your contract to cover the withdrawal charge on your 2004 premium payment. We pay the remainder of $4,560 to you as a part of your withdrawal request.

          $ 5,000
          -   200  --  free withdrawal amount (payable to you)
            -----
          $ 4,800
          x   .05
            -----
                   --  withdrawal charge on 2004 premium payment
          $   240      (payable to us)

          $ 4,800
          -   240
            -----
          $ 4,560  --  part of withdrawal request payable to you

     (3) We NEXT deem the entire amount of your 2005 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your contract to cover the withdrawal charge on your 2005 premium payment. We pay the remainder of $940 to you as a part of your withdrawal request.

          $ 1,000
          x   .06
            -----
                   --  withdrawal charge on 2005 premium payment (payable to
          $    60      us)

          $ 1,000
          -    60
            -----
          $   940  --  part of withdrawal request payable to you

     (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,560 from your 2004 premium payment under paragraph 2, and $940 from your 2005 premium payment under paragraph 3. Therefore, $800 is needed to reach $7,000.

          $ 7,000  --   total withdrawal amount requested
          -   500  --   profit
          -   200  --   free withdrawal amount
          - 4,560  --   payment deemed from initial premium payment
          -   940  --   payment deemed from 2005 premium payment
            -----
          $   800  --   additional payment to you needed to reach $7,000

     We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all premiums you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:

     Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

          $ 800      =    x - [.07x]
          $ 800      =    .93x
          $ 800/.93  =    x
          $ 860.22   =    x

          $ 860.22   --   deemed withdrawn from 2006 premium payment
          $ 800.00   --   part of withdrawal request payable to you
            -------
                     --   withdrawal charge on 2006 premium deemed withdrawn
          $ 60.22        (payable to us) on a Value Plan A contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN B CONTRACT:

     (1) We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

     (2) Next we repay to you the $5,000 premium you paid in 2004. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). The remaining balance of $4,800 represents your 2004 premium. Because you made that premium payment 3 years ago, there is no withdrawal charge due on that premium payment, and we would pay the full $4,800 to you as a part of your withdrawal request.

          $ 5,000
          -   200  --  free withdrawal amount (payable to you)
            -----
          $ 4,800
          x   .00
            -----
          $     0  --  no withdrawal charge on 2004 premium payment

          $ 4,800
          -     0
            -----
          $ 4,800  --  part of withdrawal request payable to you

     (3) We NEXT deem the entire amount of your 2005 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your contract to cover the withdrawal charge on your 2005 premium payment. We pay the remainder of $940 to you as a part of your withdrawal request.

          $ 1,000
          x   .06
            -----
                   --   withdrawal charge on 2005 premium payment (payable to
          $    60       us)

          $ 1,000
          -    60
            -----
          $   940  --   part of withdrawal request payable to you

     (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,800 from your 2004 premium payment under paragraph 2, and $940 from your 2005 premium payment under paragraph 3. Therefore, $560 is needed to reach $7,000.

          $ 7,000  --   total withdrawal amount requested
          -   500  --   profit
          -   200  --   free withdrawal amount
          - 4,800  --   payment deemed from initial premium payment
          -   940  --   payment deemed from 2005 premium payment
            -----
          $   560  --   additional payment to you needed to reach $7,000

     We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all premiums you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

          $ 560      =    x - [.07x]
          $ 560      =    .93x
          $ 560/.93  =    x
          $ 601.15   =    x

          $ 602.15   --   deemed withdrawn from 2006 premium payment
          $ 560.00   --   part of withdrawal request payable to you
            -------
                     --   withdrawal charge on 2006 premium deemed withdrawn
                          (payable to us) on a Revolution Value II -  Value
          $  42.15        Plan B contract

       APPENDIX B - EXAMPLES OF OPTIONAL DEATH BENEFIT RIDER CALCULATIONS


     This Appendix provides sample calculations of the death benefit that would be payable under the optional highest anniversary value death benefit rider and under the optional earnings enhancement death benefit rider.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER

     We describe this optional benefit rider on page 23 in the prospectus, and show its charge in the Fee Tables.

Here is how the highest anniversary value death benefit rider works before you make a withdrawal

Assume:

..    On January 1, 2003, you make a $100,000 initial premium payment and we issue you a contract.

..    On January 1, 2006, your current account value is $95,000.

..    On January 1, 2006, your highest anniversary value is $120,000.

     (1) We FIRST determine your "standard" death benefit. This is the higher of your premiums ($100,000) and your current account value ($95,000). In this case, the standard death benefit is $100,000.

     (2) Next, we determine the greater of your standard death benefit ($100,000) and your highest anniversary value ($120,000).

The highest anniversary value death benefit before a withdrawal would be $120,000.

Here is how the highest anniversary death benefit rider works after you make a withdrawal

Assume the same facts as above. In addition, assume:

..    On January 2, 2006, you make a partial withdrawal of $10,000.

..    On January 2, 2006, your current account value would have been $95,000 if you had not made a withdrawal.

In this case:

     (1) We FIRST determine the proportion of your current account value that was reduced by the withdrawal: ($10,000/ $95,000) or 10.52631%.

     (2)  Next, we reduce your premium payments in the same proportion: $100,000
          - ($100,000 x .1052631) = $89,473.69.

     (3) Next, we determine your revised standard benefit by comparing your current account value after the withdrawal ($85,000) to the reduced premium payments ($89,473.69). In this case, your revised standard death benefit is $89,473.69.

     (4) Next, we reduce your highest anniversary value in the same proportion as the reduction of current account value: $120,000 - ($120,000 x .1052631) = $107,368.42.

     (5) Next, we determine the greater of your revised standard death benefit ($89,473.69) and your revised highest anniversary value ($107,368.42).

In this case, the highest anniversary value death benefit after the withdrawal is $107,368.42

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

     We describe this optional benefit rider on page 23 in the prospectus, and show its charge in the Fee Tables. The following are examples of the optional earnings enhancement death benefit rider. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Here is how the earnings enhancement death benefit works with a standard death benefit and no adjustments for withdrawals or additional premium payments

Assume:

 . You elect the earnings enhancement death benefit rider (but not the highest anniversary value death benefit rider) when you purchase your contract,

 . At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . We determine the death benefit before the maturity date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

 Calculation of Standard Death Benefit

     We compare the total value of your contract ($180,000) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

 Calculation of Earnings Enhancement Amount

     Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "net premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

     The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your net premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefor $32,000.

     The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Here is how the earnings enhancement death benefit rider works with a highest anniversary value death benefit rider and adjustments for withdrawal and additional premium

Assume:

 . You elect the earnings enhancement death benefit rider and the highest anniversary value death benefit rider when you purchase your contract,

 . At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . On the eighth anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

 . On the day after the eighth anniversary of your contract, you make a withdrawal of $80,000,

 . On the ninth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the ninth year of your contract

 . We determine the death benefit before the maturity date in the middle of the tenth year of your contract, on a day when the total value of your contract is $120,000.

 Calculation of Highest Anniversary Value Death Benefit

     In this example, the highest anniversary value death benefit is the greater of a highest anniversary value amount and the standard death benefit value on the date the death benefit is determined (the "determination date").

     Calculation of highest anniversary value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), reduced proportionately for any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

     We next calculate the standard death benefit value on the determination date to be the total value of your contract ($120,000), which is greater than the "highest anniversary value" amount ($105,000). The highest anniversary value death benefit is therefore $120,000.

 Calculation of Earnings Enhancement Amount

     Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "net premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

     The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your net premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefor $3,750.

     The total Death Benefit in this example is the highest anniversary value death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                    APPENDIX C - EXAMPLES OF STATE VARIATIONS

Certain features of the contracts, including optional benefit riders, may not be available or may be modified for contracts issued in various states. This Appendix provides examples of variations for contracts delivered, or issued for delivery, in Connecticut ("CT"), Massachusetts ("MA") and New York ("NY"). YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE JOHN HANCOCK ANNUITY SERVICING OFFICE, FOR ADDITIONAL INFORMATION.

Fixed Investment Option

     In NY, the guaranteed minimum interest rate that we use for purposes of crediting interest to the guaranteed interest account is 1 1/2%.

Unavailable Optional Benefit Riders

 . The EARNINGS ENHANCEMENT ("BENEFICIARY TAX RELIEF") DEATH BENEFIT RIDER is unavailable in NY.

 . The ACCUMULATED VALUE ENHANCEMENT ("CARESOLUTIONS PLUS") RIDER is unavailable in CT and NY.

     You should disregard all references in the prospectus to optional benefit riders that are NOT available in your state.

Limits on premium payments

     In MA, in addition to the limits on premium payments described in the prospectus, you CANNOT make premium payments beyond the tenth contract year.

Cancellation of Your Contract

     In CT, you may also cancel your contract before it is actually delivered to you by writing to our Annuity Servicing Office at the address shown on page 2 in the prospectus. If you cancel your contract before it is actually delivered to you, you will receive a refund of any premiums you've paid.

Modified Withdrawal Charge

     In CT, we don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

 . on certain withdrawals if a covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

 . when a covered person has been diagnosed with a chronic illness and is receiving qualified long-term care service to the extent so provided in your contract.

(The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT IN CT WHEN EITHER OF THE COVERED PERSONS IS OLDER THAN 79 YEARS.)

Date of maturity

     The date of maturity for NY contracts must be, unless we otherwise permit:

 . at least 12 months after the date the first premium is applied to your contract, and

 . no later than the age specified in your contract (normally the LATER OF AGE
   90 OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

(Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.)

Selecting an annuity option

     Each contract issued in MA permits you to select an annuity option other than Option A: "life annuity with 10 years guaranteed." However, if the total value of the contract on the date of maturity is not at least $2,000, Option A:
"life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of an annuity option once payments commence. In addition, if the death benefit under the contract is less than $2,000, we will pay it in a lump sum, regardless of any election you or the beneficiary may have made for an annuity option.

     Each contract issued in NY provides that if the initial monthly payment under an annuity option would be less than $20, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. If the initial monthly payment under an annuity option would be more than $20 and less than $50, we may, in lieu of providing monthly annuity payments, instead apply your contract value to provide payments on a quarterly, semiannual, or annual basis. Subject to these limitations, your beneficiary may elect an annuity option, if: (a) you have not made an election prior to the annuitant's death; (b) the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and (c) the beneficiary notifies us of the election prior to the date the proceeds become payable.

                          Prospectus dated May 1, 2004

                                for interests in
                    John Hancock Variable Annuity Account H

                       Interests are made available under

                         WEALTH BUILDER VARIABLE ANNUITY

       a defered combination fixed and variable annuity contract issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

 The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods")and investment-based returns in the following variable investment options:

VARIABLE INVESTMENT OPTIONS:                         UNDERLYING FUND MANAGED BY:
----------------------------------------------------------------------------------------------------
 EQUITY OPTIONS:
  AllianceBernstein Growth and Income .............  Alliance Capital Management L.P.
  Lord Abbett Growth and Income ...................  Lord, Abbett & Co.
  Growth & Income .................................  Independence Investment LLC and
                                                        T. Rowe Price Associates, Inc.
  MFS(R) Research .................................  MFS(R) Investment Management
  Putnam VT Investors .............................  Putnam Investment Management, LLC
  Fidelity VIP Growth .............................  Fidelity Management & Research Company
  Oppenheimer Capital Appreciation ................  OppenheimerFunds, Inc.
  AllianceBernstein Premier Growth ................  Alliance Capital Management L.P.
  Mutual Shares Securities ........................  Franklin Mutual Advisers, LLC
  Lord Abbett Mid-Cap Value .......................  Lord, Abbett & Co.
  Dreyfus MidCap Stock ............................  The Dreyfus Corporation
  MFS(R) Mid Cap Growth ...........................  MFS(R) Investment Management
  Putnam VT Vista .................................  Putnam Investment Management, LLC
  Delaware VIP Small Cap Value ....................  Delaware Management Company
  Dreyfus Emerging Leaders ........................  The Dreyfus Corporation
  Delaware VIP Trend ..............................  Delaware Management Company
  Franklin Small Cap ..............................  Franklin Advisers, Inc.
  MFS(R) New Discovery ............................  MFS(R) Investment Management
  Fidelity VIP Overseas ...........................  Fidelity Management & Research Company
  Putnam VT International Equity                     Putnam Investment Management, LLC

 BOND & MONEY MARKET OPTIONS:
  Active Bond .....................................  John Hancock Advisers, LLC, Pacific
                                                        Investment Management Company LLC and
                                                        Declaration Management & Research Company
  Franklin U.S. Government ........................  Franklin Advisers, Inc.
  Putnam VT American Government Income ............  Putnam Investment Management, LLC
  Money Market ....................................  Wellington Management Company, LLP

----------------------------------------------------------------------------------------------------

    Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

    The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

    When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: John Hancock Variable Series Trust I, AllianceBernstein Variable Products Service Fund (Class B), Delaware Group Premium Fund (Service Class), Dreyfus Investment Portfolios (Service Class), Fidelity's Variable Insurance Products (Service Class 2), Franklin Templeton Variable Insurance Products Trust (Class 2), Lord Abbett Series Fund, Inc. (Class VC), MFS(R) Variable Insurance Trust (Service Class), Opppenheimer Variable Accounts Fund (Service Class), and Putnam Variable Trust (Class IB), (together, the "Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series." The prospectus for a Series Fund may describe funds that are not available under this contract.

    Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

    For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

    If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

                      JOHN HANCOCK ANNUITY SERVICING OFFICE

                                  MAIL DELIVERY

                                  P.O. Box 772

                                Boston, MA 02117

                               OVERNIGHT DELIVERY

                      John Hancock Annuity Image Operations

                        27 Dry Dock Avenue, Second floor

                             South Boston, MA 02110

                              PHONE: 1-800-824-0335

                               FAX: 1-617-572-1571

    ************************************************************************

    Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                IMPORTANT NOTICES

    This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

    We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 45.

    The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                            GUIDE TO THIS PROSPECTUS

    This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

    .  The first section contains an "INDEX OF KEY WORDS."

    . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

    . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

    . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

                               INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                         PAGE
Accumulation units ..........................................     30
Annuitant ...................................................     11
Annuity payments ............................................     14
Annuity period ..............................................     14
Business day ................................................     12
Contract year ...............................................     12
Date of issue ...............................................     12
Date of maturity ............................................     31
Free withdrawal amount ......................................     19
Funds .......................................................      2
Guarantee period ............................................     13
Investment options ..........................................     15
Market value adjustment .....................................     13
Premium payments ............................................     11
Surrender ...................................................     19
Surrender value .............................................     20
Total value of your contract ................................     13
Variable investment options .................................  cover
Withdrawal charge ...........................................     19
Withdrawal ..................................................     19

                                   FEE TABLES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A WEALTH BUILDER CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

------------------------------------------------------------------------------
      CONTRACTOWNER TRANSACTION EXPENSES                 WEALTH BUILDER
------------------------------------------------------------------------------
MAXIMUM WITHDRAWAL CHARGE (AS % OF AMOUNT           7% for the first year
WITHDRAWN OR SURRENDERED)/1/                       6% for the second years
                                                    5% for the third year
                                                    4% for the fourth year
                                                    3% for the fifth year
                                                    2% for the sixth year
                                                    1% for the seventh year
                                                      0% thereafter
------------------------------------------------------------------------------
MAXIMUM TRANSFER CHARGE/2/                                  $25
------------------------------------------------------------------------------

   /1/This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.
   /2/This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

    THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY URING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND XPENSES PAID AT THE FUND LEVEL.

--------------------------------------------------------------------------------------
                                                   WEALTH BUILDER
--------------------------------------------------------------------------------------
MAXIMUM ANNUAL CONTRACT FEE/3/                        $50

--------------------------------------------------------------------------------------
CURRENT ANNUAL CONTRACT FEE/4/                        $30

--------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES                     1.25%
(AS A PERCENTAGE OF AVERAGE
ACCOUNT VALUE)/5/
--------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGES/6/:
--------------------------------------------------------------------------------------
WAIVER OF WITHDRAWAL CHARGE              0.10% of that portion of your contract's
("CARESOLUTIONS") RIDER                 total value attributable to premiums that
                                         are still subject to surrender charges
--------------------------------------------------------------------------------------
ENHANCED DEATH BENEFIT RIDER/7/            0.25% of your contract's total value
--------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT                       0.25% of your contract's total value
("BENEFICIARY TAX RELIEF") DEATH
BENEFIT RIDER
--------------------------------------------------------------------------------------
ACCUMULATED VALUE ENHANCEMENT
("CARESOLUTIONS PLUS") RIDER/8/           0.35% of your initial premium payment
--------------------------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME               0.30% of your contract's total value
BENEFIT RIDER

--------------------------------------------------------------------------------------

   /3/ This charge is not currently imposed, and would only apply to contracts of less than $50,000.

   /4/ This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

   /5/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods or in the guarantee rate account under our dollar-cost averaging value program.

   /6/ Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12/th/ of the annual charge shown in the table.

   /7/ In certain states (and for riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit rider may be lower than the amount shown.

   /8/ This rider is available only if you purchase the Waiver of Withdrawal
       Charge rider as well. We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A WEALTH BUILDER CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUNDS' PROSPECTUSES.

-------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM           MAXIMUM
-------------------------------------------------------------------------------
RANGE OF EXPENSES THAT ARE DEDUCTED FROM         0.31%             1.41%
FUND ASSETS, INCLUDING MANAGEMENT FEES,
DISTRIBUTION AND/OR SERVICE (12B-1) FEES,
AND OTHER EXPENSES
-------------------------------------------------------------------------------

   THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                             FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income . . . . . . . .     0.67%           N/A             0.06%           0.73%          0.00%           0.73%
-----------------------------------------------------------------------------------------------------------------------------
Active Bond . . . . . . . . . .     0.61%           N/A             0.09%           0.70%          0.00%           0.70%
-----------------------------------------------------------------------------------------------------------------------------
Money Market. . . . . . . . . .     0.25%           N/A             0.06%           0.31%          0.00%           0.31%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE BERNSTEIN VARIABLE
 PRODUCTS SERVICE FUND, INC.* -
 CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Growth and Income Portfolio        0.63%          0.25%            0.03%           0.91%          0.00%           0.91%
-----------------------------------------------------------------------------------------------------------------------------
 Premier Growth Portfolio           1.00%          0.25%            0.05%           1.30%          0.01%           1.29%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP TRUST  SERVICE
 CLASS (NOTE 2):
-----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
  Series                            0.75%          0.30%            0.11%           1.16%          0.21%           0.95%
-----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series           0.75%          0.30%            0.09%           1.14%          0.19%           0.95%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DREYFUS  INVESTMENT PORTFOLIOS
SERVICE CLASS SHARES (NOTE 3):
-----------------------------------------------------------------------------------------------------------------------------
Emerging Leaders Portfolio          0.90%          0.25%            0.26%           1.41%          0.00%           1.41%
-----------------------------------------------------------------------------------------------------------------------------
MidCap Stock Portfolio. . . . .     0.75%          0.25%            0.06%           1.06%          0.06%           1.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE
 PRODUCTS - SERVICE CLASS 2
 (NOTE 4)
-----------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Growth Portfolio      0.58%          0.25%            0.09%           0.92%          0.00%           0.92%
-----------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Overseas
   Portfolio. . . . . . . . . .     0.73%          0.25%            0.18%           1.16%          0.00%           1.16%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -
CLASS 2 (NOTE 5):
-----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund             0.51%          0.25%            0.29%           1.05%          0.04%           1.01%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                             FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
Franklin U.S. Government
   Fund . . . . . . . . . . . .       0.50%         0.25%            0.03%           0.78%          0.00%           0.78%
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities
   Fund . . . . . . . . . . . .       0.60%         0.25%            0.20%           1.05%          0.00%           1.05%
-----------------------------------------------------------------------------------------------------------------------------

LORD ABBETT SERIES FUND, INC.
CLASS VC:
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio . .       0.50%          N/A             0.35%           0.85%          0.00%           0.85%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio . . . .       0.75%          N/A             0.33%           1.08%          0.00%           1.08%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
   TRUST - SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Mid Cap Growth Series. .       0.75%         0.25%            0.15%           1.15%          0.00%           1.15%
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series . .       0.90%         0.25%            0.14%           1.29%          0.00%           1.29%
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Research Series. . . . .       0.75%         0.25%            0.13%           1.13%          0.00%           1.13%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT
 FUNDS - SERVICE  SHARES
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
 Fund/VA  . . . . . . . . . . .       0.65%         0.25%            0.04%           0.94%          0.00%           0.94%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST -
CLASS IB SHARES
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government
  Income Fund . . . . . . . . .       0.65%         0.25%            0.09%           0.99%          0.00%           0.99%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT  International Equity
 Fund** . . . . . . . . . . . .       0.76%         0.25%            0.18%           1.19%          0.00%           1.19%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund. . . .       0.65%         0.25%            0.10%           1.00%          0.00%           1.00%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund. . . . . .       0.65%         0.25%            0.11%           1.01%          0.00%           1.01%
-----------------------------------------------------------------------------------------------------------------------------

..*   AllianceBernstein Variable Products Series Fund, Inc. was formerly known as
     "Alliance Variable Products Series Fund, Inc."

** Putnam VT International Equity Fund was formerly known as "Putnam VT International Growth Fund."

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST.

(2) The investment advisor for the Delaware VIP Small Cap Value Series and Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed each Series for expenses to the extent that total expenses for that Series (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse each Series for expenses to the extent that total expenses for that Series (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. The Service Class shares for each Series are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the 12b-1 fee for each Series' Service Class shares to no more than 0.25% of average daily net assets.

(3) "Expense Reimbursement" and "Total Fund Operating Expenses With Reimbursement" for the MidCap Stock Portfolio reflects the adviser's waiver of a portion of its 12b-1 fees for the fiscal year ended December 31, 2003. The Dreyfus Corporation has agreed, until December 31, 2004, to waive receipt of its fees and/or assume the expense of the portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do no exceed 1.00%.

(4) A portion of the brokerage commissions that each of the Fidelity VIP funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity VIP Overseas Fund. Including the reduction for reimbursed brokerage commissions, the total operating expenses for the Service Class 2 of the Fidelity VIP Growth Fund would have been 0.89%. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class 2 of the Fidelity VIP Overseas Fund would have been 1.12%.

(5) While the maximum amount payable under each fund's Class 2 rule 12-1 plan is 0.35% per year of the class' average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year. The manager of the Franklin Small Cap Fund has agreed in advance to reduce its investment management fees to reflect reduced services resulting from that fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the Securities and Exchange (6) MFS Variable Insurance Trust funds have an expense offset arrangement that reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 1.28% for MFS Research Series.

Examples

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A WEALTH BUILDER VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN "ALL RIDER" WEALTH BUILDER VARIABLE ANNUITY CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS:
WAIVER OF WITHDRAWAL CHARGE RIDER, ENHANCED DEATH BENEFIT RIDER, EARNINGS ENHANCEMENT DEATH BENEFIT RIDER, ACCUMULATED VALUE ENHANCEMENT RIDER AND GUARANTEED RETIREMENT INCOME BENEFIT RIDER. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTRACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Wealth Builder Variable Annuity- maximum fund-level total operating expenses

------------------------------------------------------------------------------------------------------------------
                                                                            1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR ALL RIDER CONTRACT AT THE END OF THE APPLICABLE   $937     $1390     $1868     $3358
 TIME PERIOD:
------------------------------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR ALL RIDER CONTRACT AT THE END OF THE APPLICABLE   $307     $ 940     $1598     $3358
 TIME PERIOD:
------------------------------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR ALL RIDER CONTRACT:                        $307     $ 940     $1598     $3358
------------------------------------------------------------------------------------------------------------------

THE NEXT EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A "NO RIDER" WEALTH BUILDER VARIABLE ANNUITY CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Wealth Builder Variable Annuity- minimum fund-level total operating expenses

------------------------------------------------------------------------------------------------------------------
                                                                            1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
 (1) IF YOU SURRENDER YOUR NO RIDER CONTRACT AT THE END OF THE APPLICABLE    $791     $949      $1117     $1878
 TIME PERIOD:
------------------------------------------------------------------------------------------------------------------
 (2) IF YOU ANNUITIZE YOUR NO RIDER CONTRACT AT THE END OF THE APPLICABLE    $161     $499      $ 860     $1878
TIME PERIOD:
------------------------------------------------------------------------------------------------------------------
 (3) IF YOU DO NOT SURRENDER YOUR NO RIDER CONTRACT:                         $161     $499      $ 860     $1878
------------------------------------------------------------------------------------------------------------------

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                     STARTING ON PAGE
  --------                                                                     ----------------
What is the contract? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Who owns the contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Is the owner also the annuitant?. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

How can I invest money in a contract? . . . . . . . . . . . . . . . . . . . . . . . . . 11

How will the value of my investment in the contract change over time? . . . . . . . . . 13

What annuity benefits does the contract provide?. . . . . . . . . . . . . . . . . . . . 14

To what extent can John Hancock vary the terms and conditions of the contracts? . . . . 14

What are the tax consequences of owning a contract? . . . . . . . . . . . . . . . . . . 14

How can I change my contract's investment allocations?. . . . . . . . . . . . . . . . . 15

What fees and charges will be deducted from my contract?  . . . . . . . . . . . . . . . 18

How can I withdraw money from my contract?. . . . . . . . . . . . . . . . . . . . . . . 20

What happens if the owner or the annuitant dies before my contract's date of maturity? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

What other benefits can I purchase under a contract?  . . . . . . . . . . . . . . . . . 24

Can I return my contract? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

WHAT IS THE CONTRACT?

   The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

   That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

   In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

   We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 35 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Allocation of premium payments

   An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

   Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

   In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age 84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.

   Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

Limits on premium payments

   You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

   The total of all new premium payments and transfers that you may allocate to any one variable investment option or guarantee period in any one contract year may not exceed $1,000,000.

   While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

-------------------------------------------------------------------------------------------------
                                                                    YOU MAY NOT MAKE ANY PREMIUM
                                                                    PAYMENTS AFTER THE ANNUITANT
                IF YOUR CONTRACT IS USED TO FUND                            REACHES AGE
-------------------------------------------------------------------------------------------------
 a "tax qualified plan"*                                                       70 1/2**
-------------------------------------------------------------------------------------------------
 a non-tax qualified plan                                                      85
-------------------------------------------------------------------------------------------------

   * as that term is used in "Tax Information," beginning on page 35.

   ** except for a Roth IRA, which has no age limit.

Ways to make premium payments

   Premium payments made by check or money order should be:

 . drawn on a U.S. bank,

 . drawn in U.S. dollars, and

 . made payable to "John Hancock."

   We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

   Premium payments after the initial premium payment should be sent to:

         ---------------------------------------------------------------
                  JOHN HANCOCK ANNUITY SUBSEQUENT PAYMENTS, X-4

                                  MAIL DELIVERY
                                  -------------
                               1 John Hancock Way
                                   Suite 1501

                              Boston, MA 02117-1501

                               OVERNIGHT DELIVERY
                               ------------------
                                 529 Main Street
                              Charleston, MA 02129
         ---------------------------------------------------------------

   We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

Premium payments by wire

   If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

   If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

   . issue a contract;

   . accept premium payments; or

   . allow other transactions.

   After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

   Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

   Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 18.

   The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available guarantee periods with durations for five years, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

   However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 29.

At any time before the date of maturity, the total value of your contract equals:

..  the total amount you invested,

..  minus all charges we deduct,

..  minus all withdrawals you have made,

.. plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

.. plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

.. plus the interest we credit to any of your contract's value while it is in a guarantee period or in the guarantee rate account (see "Dollar-cost averaging value program" on page 17).

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

   If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

   You should carefully review the discussion under "The annuity period," beginning on page 29, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

   Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

   We may vary the charges, guarantee periods, rates and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

   In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

..  partial withdrawal (including systematic withdrawals),

..  full withdrawal ("surrender"),

..  payment of any death benefit proceeds, and

..  periodic payments under one of our annuity payment options.

   In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

   How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

..  the type of the distribution,

..  when the distribution is made,

.. the nature of any tax qualified retirement plan for which the contract is being used, if any, and

..  the circumstances under which the payments are made.

   If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

   Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

   THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

   When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

   Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee periods that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

   You may transfer all or part of the assets held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a guarantee period.

   To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.

   The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and guarantee periods and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative). However, we do impose the following restrictions into and out of investment options:

.. No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options or guarantee periods will still count as only one request.

.. We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our strategic rebalancing or dollar-cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

WE ALSO RESERVE THE RIGHT TO PROHIBIT A TRANSFER LESS THAN 30 DAYS PRIOR TO THE CONTRACT'S DATE OF MATURITY.

 Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include:

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options to and from which assets are being transferred, and

 . the amount of each transfer.

  The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office. If we receive your request after our business day ends (usually 4:00 p.m. Eastern time), however, it will become effective on our next business day.

 Telephone and facsimile transactions

  If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

 Dollar-cost averaging ("DCA") programs

  Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new premium payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

 . that your deposit should be allocated to this program; and

 . the variable investment options to which assets will be transferred; and

 . the percentage amount to be transferred to each such variable investment option.

  Transfers to the guarantee periods are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

  Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

  Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

 . You may elect the program only if the total value of your contract equals
   $15,000 or more.

 . The amount of each transfer must equal at least $250.

 . You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

 . You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

 . You may discontinue the program at any time.

 . The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

 . Automatic transfers to or from guarantee periods are not permitted under this program.

  We reserve the right to suspend or terminate the program at any time.

 Strategic rebalancing

  This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from guarantee periods or the DCA rate account are not permitted under this program.

  This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

  Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

  We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Annual contract fee

  We deduct the annual contract fee shown in the Fee Tables at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Asset-based charge

  We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

  In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables. We use this charge to help defray expenses relating to the Extra Credit feature and to sales of the contracts, including commissions paid and other distribution costs.

 Free withdrawal amounts

  If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

 How we determine and deduct the charge

   If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until

We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

 When withdrawal charges don't apply

  We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

 How an MVA affects the withdrawal charge

  If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other charges

  We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

 . surrender your contract for a cash payment of its "surrender value," or

 . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
35. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal:

 . for an amount less than $100, or

 . if the remaining total value of your contract would be less than $1,000.

  We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Waiver of withdrawal charge rider

  You may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse.

  Under this rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

 . a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

 . such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

 . the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

  In addition, depending on your state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider.

  You may not purchase this rider: (1) if either of the covered persons is older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years.

  There is a charge for this rider, as set forth in the Fee Tables. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. In certain marketing materials, this rider may be referrd to as "CARESolutions".

  If you purchase this rider:

 . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

 . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders on page 33 before selecting this optional benefit rider.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 13, and "What fees and charges will be deducted from my contract?" beginning on page 18. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

 . You may elect the plan only if the total value of your contract equals
   $25,000 or more.

 . The amount of each systematic withdrawal must equal at least $100.

 . If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

 . You may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

  We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

 . If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

 . If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

 . If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

 . If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

  If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

  We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 . proof of death before the contract's date of maturity, and

 . any required instructions as to method of settlement.

  We will generally pay the death benefit in a single sum to the beneficiary you chose, unless

 . the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 34); or

 . an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 32.

 Standard death benefit

  We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders below. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

 . the total value of your contract, adjusted by any then-applicable market value adjustment, on the date we receive notice of death in proper order, or

 . the total amount of premium payments made , less any partial withdrawals.

 Optional death benefit riders

  You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

 . only if the rider is available in your state;

 . only when you apply for the contract;

 . if you elect the Enhanced Death Benefit rider, only if each owner and each annuitant is under age 80 at the time you apply for the contract; and

 . if you elect the Earnings Enhancement Death Benefit rider, only if each owner and each annuitant is under age 75 at the time you apply for the contract.

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

  As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

 . the contract's date of maturity, or

 . upon your surrendering the contract, or

 . a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 34).

  In addition, you may terminate the Enhanced Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2. If you purchase an Earnings Enhancement Death Benefit rider, however, you CANNOT request us to terminate the rider and its charges.

ENHANCED DEATH BENEFIT rider - under this rider, we will pay the greatest of:

  (1) the standard death benefit,

  (2) the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

  (3) the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The rider's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The rider's "measuring life" is:

 . the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

 . the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity Date,

 . the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity Date,

 . the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefit riders on page 37 before selecting this optional benefit rider.

EARNINGS ENHANCEMENT DEATH BENEFIT rider (not available for contracts issued to tax-qualified plans) - under this rider, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the rider. In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

.. if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

.. if any of the owners or the annuitant is age 70 or older on the date your rider is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

.. if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net Premiums," for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

   For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 35 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

WHAT OTHER BENEFITS CAN I PURCHASE UNDER A CONTRACT?

  In addition to the enhanced death benefit and waiver of withdrawal charge riders discussed above, we currently make available one other optional benefit. You may elect this rider:

..  only if your state permits;

..  only when you apply for a contract; and

..  only if you are under age 75 when you apply for a contract.

This optional benefit is provided under a rider that contains many terms and conditions not set forth below. Therefore, you should refer directly to the rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

ACCUMULATED VALUE ENHANCEMENT rider- under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

.. is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

.. is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

  You may elect this rider only when you apply for the contract. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 12 for a general description of other premium limits under the contract).

  You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider as described in the Fee Tables.

  The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

  If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

  In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

  You should carefully review the tax considerations for optional benefit riders on page 35 before selecting this optional benefit rider.

  CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

  GUARANTEED RETIREMENT INCOME BENEFIT rider - under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

.. The date of maturity must be within the 30 day period following a contract anniversary.

.. If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

.. If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  If your contract was issued with this rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

  If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

  We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract , but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to a guaranteed period or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

  There is a monthly charge for this rider as described in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

  .  John Hancock at the address shown on page 2, or

  .  the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 25.

  CONTENTS OF THIS SECTION                                              STARTING ON PAGE
  Description of John Hancock. . . . . . . . . . . . . . . . . . . . . . . . . . 27

  Who should purchase a contract?. . . . . . . . . . . . . . . . . . . . . . . . 27

  How we support the variable investment options . . . . . . . . . . . . . . . . 28

  How we support the guarantee periods . . . . . . . . . . . . . . . . . . . . . 28

  How the guarantee periods work . . . . . . . . . . . . . . . . . . . . . . . . 28

  The accumulation period. . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

  The annuity period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

  Variable investment option valuation procedures. . . . . . . . . . . . . . . . 33

  Description of charges at the fund level . . . . . . . . . . . . . . . . . . . 33

  Distributions following death of owner . . . . . . . . . . . . . . . . . . . . 34

  Miscellaneous provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

  Tax information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

  Performance information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

  Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

  Voting privileges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

  Certain changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

  Distribution of contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . 44

  Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

  Registration statement. . . . . . . . . . . . . .  . . . . . . . . . . . . . . 45

  Condensed Financial Information. . . . . . . . . . . . . . . . . . . . . . . . 46

  Appendix A - Details About Our Guarantee Periods . . . . . . . . . . . . . . . 49

  Appendix B - Example of Withdrawal Charge Calculation. . . . . . . . . . . . . 53

  Appendix C - Examples of Earnings Enhancement Death Benefit Calculation. . . . 55

DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

.. traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

.. non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section
  408A of the Code;

.. SIMPLE IRA plans adopted under Section 408(p) of the Code;

.. Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

.. annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

  We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts beginning on page 35.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE GUARANTEE PERIODS

  All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

..  withdraw all or a portion of any such amount from the contract,

.. allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

.. allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations.

  If you select any guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

           We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guarantee periods.

  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

..  death benefits pursuant to your contract,

..  amounts you apply to an annuity option, and

..  amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

     We compare:

         . the guaranteed rate of the guarantee period from which the assets are being taken WITH

         . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

     If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

     If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.

  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

  In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

--------------------------------------------------------------------------------
 Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
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THE ACCUMULATION PERIOD

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

             -----------------------------------------------------
             dollar amount of transaction
                                   DIVIDED BY
             value of one accumulation unit for the applicable
             variable investment option at the time of such
             transaction
             -----------------------------------------------------

  The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

             -----------------------------------------------------
             number of accumulation units in the variable
             investment options
                                      TIMES
             value of one accumulation unit for the applicable
             variable investment option at that time
             -----------------------------------------------------

Your value in the guarantee periods

  On any date, the total value of your contract in a guarantee period equals:

 . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

 . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

 . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

 . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

 . the amount of any charges and fees deducted from that guarantee period, PLUS

 . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

  Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

   Unless we otherwise permit, the date of maturity must be:

 . at least 6 months after the date the first premium payment is applied to your contract, and

 . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 37.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 32).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

   Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate"
   (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

 Assumed investment rate

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

 . Option A: "life annuity with 5 years guaranteed" and

 . Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.

  The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

DISTRIBUTIONS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following box:

--------------------------------------------------------------------------------
 IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
 BEGUN:

 . if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

   (1) we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

   (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

 . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

   (1) paid out in full within five years of your death or

   (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

 . the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

 . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record and

 . certain other conditions referenced in the contract.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

  If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

  At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

 Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

 Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the

Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

 Surrenders, withdrawals and death benefits

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

  All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

  Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

 Penalty for premature withdrawals

  The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

 Puerto Rico annuity contracts not purchased to fund a tax qualified plan

  Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

  The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

 Tax-free rollovers

   For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

  In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

 Traditional IRAs

  Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

  Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

  The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

 Roth IRAs

  Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

  Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

  Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

 SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

  Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

  Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

 Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

  Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

 Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

  Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

  Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

  Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Pension and profit sharing plans qualified under Section 401(a)

  In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

 "Top-heavy" plans

  Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

 Section 457 deferred compensation plans

  Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

  The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

  Annual contribution limit. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

  Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Elective Deferral Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

 Elective Catch-up Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

 Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

 Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

   Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

   At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the annual contract fee, and

 . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

  At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

  We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

  The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

  We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges,

, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

     Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

     Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                    PAGE OF SAI
DISTRIBUTION. . . . . . . . . . . . . . . . . . . . . . . . . 2
CALCULATION OF PERFORMANCE DATA . . . . . . . . . . . . . . . 2
OTHER PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . 3
CALCULATION OF ANNUITY PAYMENTS . . . . . . . . . . . . . . . 4
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES. . . . . 5
PURCHASES AND REDEMPTIONS OF FUND SHARES. . . . . . . . . . . 6
THE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . 6
DELAY OF CERTAIN PAYMENTS . . . . . . . . . . . . . . . . . . 7
LIABILITY FOR TELEPHONE TRANSFERS . . . . . . . . . . . . . . 7
VOTING PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . 7
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . 9

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

     The following table provides selected data for Wealthbuilder Variable Annuity accumulation shares. Values shown for the Growth & Income, Active Bond and Money Market investment options include data derived from accumulation share values for Revolution Value Variable Annuity contracts funded in John Hancock Variable Annuity Account H and periods before the date Wealthbuilder Variable Annuity contracts were first available.

                            YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                               2003          2002          2001           2000
                           ------------  ------------  ------------  --------------
ALLIANCEBERNSTEIN
 GROWTH AND INCOME -
 CLASS B
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.06   $     10.50   $     10.00          --
 End of period  . . . . .   $     10.52   $      8.06   $     10.50          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .       187,022       148,745         6,426          --
LORD ABBETT GROWTH AND
 INCOME - CLASS VC
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.91   $     10.71   $     10.00          --
 End of period  . . . . .   $     11.53   $      8.91   $     10.71          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .       123,364        56,661         1,658          --
GROWTH & INCOME
Accumulation share
 value:
 Beginning of period
  (Note 3). . . . . . . .   $      5.66   $      7.36   $      8.82     $ 10.00
 End of period  . . . . .   $      6.95   $      5.66   $      7.36     $  8.82
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .    32,399,787    29,284,848    32,350,307      26,057
MFS(R) RESEARCH -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1)  . . . . . . .   $      7.99   $     10.75   $     10.00          --
 End of period  . . . . .   $      9.82   $      7.99   $     10.75          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        19,608        16,265           607          --
PUTNAM VT INVESTORS -
 CLASS 1B
Accumulation share
 value:
 Beginning of period
  (Note 1)  . . . . . . .   $      7.95   $     10.59   $     10.00          --
 End of period  . . . . .   $      9.98   $      7.95   $     10.59          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        14,521         7,998           473          --
FIDELITY VIP GROWTH -
 SERVICE CLASS 2
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      7.45   $     10.82   $     10.00          --
 End of period. . . . . .   $      9.75   $      7.45   $     10.82          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        88,556        53,046           960          --
OPPENHEIMER CAPITAL
 APPRECIATION -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      7.83   $     10.87   $     10.00          --
 End of period  . . . . .   $     10.11   $      7.83   $     10.87          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .       169,454        96,214         7,983          --
ALLIANCEBERNSTEIN
 PREMIER GROWTH -
 CLASS B
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $     7.43    $    10.88    $    10.00          --
 End of period  . . . . .   $     9.05    $     7.43    $    10.88          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        46,559        31,541         1,763          --
MUTUAL SHARES
 SECURITIES - CLASS 2
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      9.21   $     10.58   $     10.00          --
 End of period  . . . . .   $     11.39   $      9.21   $     10.58          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        61,971        46,347         2,117          --
LORD ABBETT MID-CAP
 VALUE - CLASS VC
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      9.58   $     10.69   $     10.00          --
 End of period  . . . . .   $     11.81   $      9.58   $     10.69          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        73,196        31,858         2,107          --

                             YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                2003          2002          2001           2000
                            ------------  ------------  ------------  --------------
DREYFUS MIDCAP STOCK -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      9.59   $     11.12   $     10.00          --
 End of period  . . . . .   $     12.45   $      9.59   $     11.12          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        52,913        40,067         3,183          --
MFS(R) MID CAP GROWTH -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      6.13   $     10.97   $     10.00          --
 End of period  . . . . .   $      8.27   $      6.13   $     10.97          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        47,155        36,078           389          --
PUTNAM VT VISTA -
 CLASS 1B
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      7.85   $     11.45   $     10.00          --
 End of period  . . . . .   $     10.32   $      7.85   $     11.45          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        10,147         7,865         1,445          --
DELAWARE VIP SMALL CAP
 VALUE - SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $     10.31   $     11.08   $     10.00          --
 End of period  . . . . .   $     14.43   $     10.31   $     11.08          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        56,111        41,484         1,768          --
DREYFUS EMERGING
 LEADERS - SERVICE
 CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.94   $     11.33   $     10.00          --
 End of period  . . . . .   $     13.00   $      8.94   $     11.33          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        21,316        15,899         1,166          --
DELAWARE VIP TREND -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      9.08   $     11.50   $     10.00          --
 End of period  . . . . .   $     12.08   $      9.08   $     11.50          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .         8,051         5,536           102          --
FRANKLIN SMALL CAP -
 CLASS 2
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.11   $     11.48   $     10.00          --
 End of period  . . . . .   $     10.99   $      8.11   $     11.48          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        50,746        28,061         1,334          --
MFS(R) NEW DISCOVERY -
 SERVICE CLASS
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.01   $     11.90   $     10.00          --
 End of period  . . . . .   $     10.56   $      8.01   $     11.90          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        16,039         9,579           272          --
FIDELITY VIP OVERSEAS
 - SERVICE CLASS 2
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.19   $     10.43   $     10.00          --
 End of period  . . . . .   $     11.57   $      8.19   $     10.43          --
Number of Accumulation
 Shares outstanding at
 end of period  . . . . .        57,804        30,295         2,283          --
PUTNAM VT
 INTERNATIONAL EQUITY
 - CLASS 1B
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $      8.61   $     10.59   $     10.00          --
 End of period  . . . . .   $     10.93   $      8.61   $     10.59          --
Number of Accumulation
 Shares outstanding at
 end of period:                  66,469        42,520         3,620          --
ACTIVE BOND
Accumulation share
 value:
 Beginning of period
  (Note 2). . . . . . . .   $     11.00   $     10.39   $     10.00          --
 End of period  . . . . .   $     11.57   $     11.00   $     10.39          --
Number of Accumulation
 Shares outstanding at
 end of period: . . . . .    20,890,874    17,206,843    15,461,461          --
FRANKLIN U.S.
 GOVERNMENT - CLASS 2
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . . .   $     10.72   $      9.89   $     10.00          --
 End of period  . . . . .   $     10.82   $     10.72   $      9.89          --
Number of Accumulation
 Shares outstanding at
 end of period: . . . . .       298,930       184,972         7,724          --

                         YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2003          2002          2001           2000
                        ------------  ------------  ------------  --------------
PUTNAM VT AMERICAN
 GOVERNMENT - CLASS IB
Accumulation share
 value:
 Beginning of period
  (Note 1). . . . . . .  $     10.64   $      9.90   $     10.00           --
 End of period  . . . .  $     10.67   $     10.64   $      9.90           --
Number of Accumulation
 Shares outstanding at
 end of period: . . . .       24,990        14,144            91           --
MONEY MARKET
Accumulation share
 value:
 Beginning of period
  (Note 2)    . . . . .  $     10.15   $     10.12   $     10.00           --
 End of period  . . . .  $      9.98   $     10.15   $     10.12           --
Number of Accumulation
 Shares outstanding at
 end of period  . . . .   16,470,455    19,908,505    20,983,009           --

(1) Values shown for 2001 begin on October 22, 2001.

(2) Values shown for 2001 begin on May 1, 2001.

(3) Values shown for 2000 begin on November 1, 2000.

(4) Values shown for 2000 begin on May 1, 2000.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

     We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

     We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

..    corporate bonds,

..    mortgages,

..    mortgage-backed and asset-backed securities, and

..    government and agency issues.

     We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

     We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

..    receive your premium payment,

..    effectuate your transfer, or

..    renew your guarantee period.

     We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

     We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                                     n
                                                     --
                                                     12
                                     (    1 + g    )    - 1
                                     (-------------)
                                     (1 + c + 0.005)
  where:

..    G is the guaranteed rate in effect for the current guarantee period,

..    C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

..    N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

--------------------------------------------------------------------------------
 Premium payment                          $10,000
--------------------------------------------------------------------------------
 Guarantee period                         5 years
--------------------------------------------------------------------------------
 Time of withdrawal or transfer           beginning of 3rd year of guaranteed
                                          period
--------------------------------------------------------------------------------
 Amount withdrawn or transferred          $10,816
--------------------------------------------------------------------------------
 Guaranteed rate (g)                      4%
--------------------------------------------------------------------------------
 Guaranteed rate for new 3 year           3%
 guarantee (c)
--------------------------------------------------------------------------------
 Remaining guarantee period (n)           36 months
--------------------------------------------------------------------------------

Maximum positive adjustment: $10,000 x (1.04/2/ - 1.03/2/) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

Market value adjustment:

                                                   36
                             [                     --     ]
                             [                     12     ]
                             [ (     1 + 0.04    )        ]
                    10,816 x [ (-----------------)    - 1 ]  = 157.51
                             [ (1 + 0.03 + 0.0005)        ]
                             [                            ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

--------------------------------------------------------------------------------
 Premium payment                          $10,000
--------------------------------------------------------------------------------
 Guarantee period                         5 years
--------------------------------------------------------------------------------
 Time of withdrawal or transfer           beginning of 3rd year of guaranteed
                                          period
--------------------------------------------------------------------------------
 Amount withdrawn or transferred          $11,025
--------------------------------------------------------------------------------
 Guaranteed rate (g)                      5%
--------------------------------------------------------------------------------
 Guaranteed rate for new 3 year           5.5%
 guarantee (c)
--------------------------------------------------------------------------------
 Remaining guarantee period(n)            36 months
--------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

Market value adjustment:

                                    [                     36  ]
                                    [                     --  ]
                                    [ (     1 + 0.05    ) 12  ]
                           11,025 x [ (-----------------)   -1] = -309.09
                                    [ (1 + 0.055 + 0.005)     ]

  Amount withdrawn or transferred (adjusted for market value adjustment):
$11,025 - $309.09 = $10,715.91

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                          $10,000
------------------------------------------------------------------------------------------------------
Existing guarantee period                                5 years
------------------------------------------------------------------------------------------------------
Time of withdrawal or transfer                           beginning of 3rd year of guaranteed period
------------------------------------------------------------------------------------------------------
Amount withdrawn or transferred                          $11,025
------------------------------------------------------------------------------------------------------
Guaranteed rate (g)                                      5%
------------------------------------------------------------------------------------------------------
Guaranteed rate for new 3 year guarantee (c)             3%
------------------------------------------------------------------------------------------------------
Remaining guarantee period(n)                            36 months
------------------------------------------------------------------------------------------------------

  Amount of excess interest: $10,000 x (1.05 /2/ - 1.03/2/) = $416

  (i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market value adjustment:

                                    [                     36  ]
                                    [                     --  ]
                                    [ (    1 + 0.05    )  12  ]
                           11,025 x [ (----------------)    -1] = 486.33
                                    [ (1 + 0.03 + 0.005)      ]

  Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

  Amount withdrawn or transferred (adjusted for market value adjustment):
$11,025 + $416 = $11,441.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

 Premium payment                                         $10,000
------------------------------------------------------------------------------------------------------
 Guarantee period                                        5 years
------------------------------------------------------------------------------------------------------
 Time of withdrawal or transfer                          beginning of 3rd year of guaranteed period
------------------------------------------------------------------------------------------------------
 Amount withdrawn or transferred                         $10,816
------------------------------------------------------------------------------------------------------
 Guaranteed rate (g)                                     4%
------------------------------------------------------------------------------------------------------
 Guaranteed rate for new 3 year guarantee (c)            7%
------------------------------------------------------------------------------------------------------
 Remaining guarantee period(n)                           36 months
------------------------------------------------------------------------------------------------------

  Amount of excess interest: $10,000 x (1.04 /2/ - 1.03/2/) = $207

  (i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market value adjustment:

                                    [                    36  ]
                                    [                    --  ]
                                    [ (    1 + 0.04    ) 12  ]
                           10,816 x [ (----------------)   -1] = -1,022.42
                                    [ (1 + 0.07 + 0.005)     ]

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

  ----------------------------------------------------------------------------

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

             APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

   . On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

   .  On January 1, 2002, you make a $1,000 premium payment.

   .  On January 1, 2003, you make a $1,000 premium payment.

   . On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.


        $7,000.00  -- withdrawal request payable to you
        +  289.36  -- withdrawal charge payable to us
         --------
        $7,289.36  -- total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  (1) We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

  (2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

        $5,000
        -  200  -- free withdrawal amount (payable to you)
         -----
        $4,800
        x  .04
         -----
        $  192  -- withdrawal charge on 2001 premium payment
                   (payable to us)

        $4,800
        -  192
         -----
        $4,608  -- part of withdrawal request payable to you

  (3) We NEXT deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

        $1,000
        x  .05
         -----
        $   50  -- withdrawal charge on 2002 premium payment (payable
                   to us)

        $1,000
        -   50
         -----
        $  950  -- part of withdrawal request payable to you

  (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph
      3. Therefore, $742 is needed to reach $7,000.

        $7,000  -- total withdrawal amount requested
        -  500  -- profit
        -  200  -- free withdrawal amount
        -4,608  -- payment deemed from initial premium payment
        -  950  -- payment deemed from 2002 premium payment
         -----
        $  742  -- additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

        $742.00     =  x - [.06x]
        $742.00     =  .94x
        $742.00/.92 =  x
        $789.36     =  x

        $789.36     -- deemed withdrawn from 2003 premium payment
        $742.00     -- part of withdrawal request payable to you
        -------
        $ 47.36     -- withdrawal charge on 2003 premium deemed
                       withdrawn (payable to us)

    APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

  The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PREMIUM PAYMENTS

  Assume:

 . You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract,

 . At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

Calculation of Standard Death Benefit

  We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

  Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

  The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

  The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

  Assume:

 . You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

 . At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

 . On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

 . On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract

 . We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract IS $120,000.

Calculation of Enhanced Death Benefit

  In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

  Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

  Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

  The total value of your contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

  Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

  The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

  The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                          SUPPLEMENT DATED MAY 1, 2004

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004

This Supplement is intended to be distributed with prospectuses dated May 1, 2004 for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY," or WEALTH BUILDER VARIABLE ANNUITY." We refer to these prospectuses as the "Product Prospectuses."

As stated in the Product Prospectuses, various terms and conditions of your contract may vary from the terms and conditions described in the prospectus, depending upon where you reside. This Supplement provides examples of variations for contracts delivered, or issued for delivery, in some of the states in which we do business: Florida ("FL"), Illinois ("IL"), Minnesota ("MN"), North Dakota ("ND"), Oregon ("OR"), Washington ("WA") and, with respect to John Hancock Life Insurance Company, New York ("NY"). This Supplement is not intended, however, to list all variations in all states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE JOHN HANCOCK ANNUITY SERVICING OFFICE, FOR ADDITIONAL INFORMATION.

No Guarantee Periods or Market Value Adjustments in OR and WA Contracts

  The "guarantee periods" described in the Product Prospectuses are NOT available as investment options in OR and WA. Owners of affected contracts may allocate premiums and transfer contract value only to the variable investment options. We will not apply a "market value adjustment" or "MVA" to proceeds of such contracts. Owners of such contracts should disregard all references to these terms in the Product Prospectuses.

Modified Market Value Adjustment in FL and NY Contracts

  Contracts issued in NY and FL are subject to a "market value adjustment" or "MVA" that differs from that described in the Product Prospectuses. We describe these differences beginning on page 4 of this Supplement.

Modified Optional Benefit Riders and Revised Optional Benefit Rider Charges

  The ENHANCED DEATH BENEFIT RIDER that is available in IL, MN, NY and WA differs from that described in the Product Prospectuses, and the charge assesed under your contract for this rider may differ from the current optional benefit rider charge shown in the Fee Tables section of the Product Prospectuses. Under the rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your contract as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the annuitant.

  In IL, MN, NY, ND, OR and WA, the annual charge for the ENHANCED DEATH BENEFIT RIDER is 0.15% of your contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

  The WAIVER OF WITHDRAWAL CHARGE RIDER that is available in your state may differ from that described in the Product Prospectuses for Revolution Extra Variable Annuity, Revolution Value Variable Annuity and Wealth Builder Variable Annuity contracts. Although this rider is available only at the time you initially purchase a contract, in NY you may not purchase the rider if either of the covered persons is (1) older than 79 years at application or (2) was confined to a nursing home within the past two years. In FL, the rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge rider in FL does provide benefits if a "covered person" satisfies the three conditions listed in the prospectuses, subject to the terms and conditions of this benefit.

Unavailable Optional Benefit Riders

.. The EARNINGS ENHANCEMENT ("BENEFICIARY TAX RELIEF") DEATH BENEFIT RIDER is unavailable in IL, MN, ND, OR, NY and WA.

.. The ACCUMULATED VALUE ENHANCEMENT ("CARESOLUTIONS PLUS") RIDER is unavailable in FL, ND, NY and OR.

  You should disregard all references in the prospectus to optional benefit riders that are NOT available in your state.

Date of maturity

  The date of maturity for NY contracts must be, unless we otherwise permit:

.. at least 12 months after the date the first premium is applied to your contract, and

.. no later than the age specified in your contract (normally the LATER OF AGE 90
  OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

(Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.)

Modified death benefits - IL and MN
In IL and MN, the death benefit is based on the life of the annuitant. The following response replaces the response to the question "What happens if the owner or the annuitant dies before my contract's date of maturity?" in the Product Prospectuses:

  For IL and MN contracts, If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity. If any such contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," on the following page of this Supplement.)

  We will pay a "standard" death benefit, unless you have chosen an "Enhanced Death Benefit rider."

   Standard death benefit

   The standard death benefit for IL and MN contracts is the greater of:

.. the total value of your contract, adjusted by any then-applicable market value adjustment, or

.. the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

  We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

.. proof of the annuitant's death, and

.. any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.

  Distribution requirements following death of owner - IL and MN

  In IL and MN, the following information replaces the first two paragraphs in the section of the Product Prospectuses entitled "Distributions following death of owner":

  If an IL or MN contract is not purchased under a tax qualified plan (as that term is used in the "Tax Information" section of the prospectus), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

  In most cases, these provisions do not cause a problem if the owner is also the annuitant under the contract. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

--------------------------------------------------------------------------------
IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

.. if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

.. if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

  (1) paid out in full within five years of your death or

  (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

  If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.

If you are the owner but not the last surviving annuitant, the entire interest equals:

.. the surrender value if paid out in full within five years of your death, or

.. the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

.. any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

Revised Guarantee Periods and Market Value Adjustments in NY and FL

  Notification and adjustment of guarantee periods

  In NY, John Hancock Life Insurance Company will notify you of the end of a guarantee period under a Revolution Access, Revolution Extra, Revolution Value or Wealth Builder Variable Annuity contract at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

  Revised Market Value Adjustment

  In FL and NY, The following information replaces the formula in the box in the Calculation of Market Value Adjustment (`MVA')" section of the Product
Prospectuses:

  Here is how the revised Market Value Adjustment works:

--------------------------------------------------------------------------------
 We compare:

.. the guaranteed rate of the guarantee period from which the assets are being taken WITH

.. the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

In NY, the market value adjustment described in the Product Prospectuses will NOT apply to death benefits.

Revisions to Appendix A to the prospectuses - FL and NY

Revised MVA formula

The following factor replaces the factor shown in Appendix A that we will use to compute the Market Value Adjustment:

                                       n
                                      --
                          (    1+g   )12
                          (----------)  -1
                          (1+c+0.0025)

Revised Sample Calculations
The following equation replaces the equation in Sample Calculation 1: Positive Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT AND USES A 3.50% ASSUMPTION FOR "G":

                              [                36]
                              [                --]
                              [                12]
                              [( 1 + 0.035   )   ]
                      10,712 X[(-------------) -1]=$78.00
                              [(1+0.03+0.0025)   ]


The amount withdrawn or transferred (adjusted for market value adjustment) is $10,712+ $78 = $10,815

The following equation replaces the equation in Sample Calculation 2: Negative Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT:

                              [                36   ]
                              [                --   ]
                              [                12   ]
                              [(  1 + 0.005   )     ]
                      11,025 X[(--------------)   -1]=-$232.92
                              [(1+0.055+0.0025)     ]


The amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

The following equation replaces the equation in Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

                              [               36  ]
                              [               --  ]
                              [               12  ]
                              [(  1 + 0.005  )    ]
                      11,025 X[(-------------)  -1]=$570.15
                              [(1+0.03+0.0025)    ]


 Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

The following equation replaces the equation in Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

                              [               36  ]
                              [               --  ]
                              [               12  ]
                              [(  1 + 0.004  )    ]
                      11,025 X[(-------------)  -1]=-$953.78
                              [(1+0.07+0.0025)    ]

 Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

REV1SUPP (05/04)

                          SUPPLEMENT DATED MAY 1, 2004

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004

                           __________________________

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 for variable annuity contracts issued by John Hancock Life Insurance Company. The prospectuses involved bear the title REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY and REVOLUTION VALUE II VARIABLE ANNUITIES. We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           __________________________



  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ
THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT
                                    OPTIONS.

                           __________________________



                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

--------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                             UNDERLYING FUND MANAGED BY:
 ---------------------------                             ---------------------------
 Equity Options:
  Brandes International Equity ......................    Brandes Investment Partners, L.P.
  Business Opportunity Value ........................    Iridian Asset Management LLC
  Frontier Capital Appreciation .....................    Frontier Capital Management Company, LLC
  Turner Core Growth ................................    Turner Investment Partners, Inc.
--------------------------------------------------------------------------------------------------------

     When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term "Series Fund" includes M Fund, Inc., and the term funds includes the investment options of M Fund, Inc.

REVMSUPP 5/04

2. The fourth table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                            TOTAL FUND                  TOTAL FUND
                                                            DISTRIBUTION   OTHER OPERATING   OPERATING                   OPERATING
                                                INVESTMENT       AND          EXPENSES        EXPENSES                    EXPENSES
                                                MANAGEMENT SERVICE (12B-1)     WITHOUT        WITHOUT       EXPENSE       WITHOUT
                    FUND NAME                       FEE         FEES        REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 3):
-----------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity ................     0.72%          N/A            0.25%          0.97%         0.00%      0.97%
-----------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value ..................     0.65%          N/A            0.88%          1.53%         0.63%      0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation ...............     0.90%          N/A            0.21%          1.11%         0.00%      1.11%
-----------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth ..........................     0.45%          N/A            0.27%          0.72%         0.02%      0.70%
-----------------------------------------------------------------------------------------------------------------------------------

(3) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

3. The following tables contain selected data for accumulation shares for the four additional variable investment options that were held in the Account at December 31, 2003. Each table supplements the Condensed Financial Information table contained in the denoted Product Prospectus.

        Revolution Access - supplemental condensed financial information

                                                                                                             Period from
                                                   Year Ended         Year Ended         Year Ended         June 1, 2000 to
                                                December 31, 2003  December 31, 2002  December 31, 2001    December 31, 2000
                                                -----------------  -----------------  -----------------   ------------------
BRANDES INTERNATIONAL EQUITY
 Accumulation share value:
  Beginning of period .......................       $ 7.98               $9.54             $11.07               $10.00
   End of period ............................       $11.62               $7.98             $ 9.54               $11.07
  Number of Accumulation Shares
   outstanding at end of period .............           --                  --              8,418                  901
TURNER CORE GROWTH
 Accumulation share value:
  Beginning of period .......................                            $6.45             $ 8.56               $10.00
   End of period ............................       $ 6.23               $4.68             $ 6.45               $ 8.56
  Number of Accumulation Shares
   outstanding at end of period .............           --                  --              2,076                  911
FRONTIER CAPITAL APPRECIATION
 Accumulation share value:
  Beginning of period .......................       $ 6.75               $9.15             $ 9.36               $10.00
   End of period ............................       $10.40               $6.75             $ 9.15               $ 9.36
  Number of Accumulation Shares
   outstanding at end of period .............           --                  --              4,428                  889
BUSINESS OPPORTUNITY VALUE
 Accumulation share value:
  Beginning of period (Note 1) ..............       $ 7.78              $10.00                 --                   --
   End of period ............................       $ 9.97               $7.78                 --                   --
  Number of Accumulation Shares
   outstanding at end of period .............           --                  --                 --                   --

        Revolution Extra - supplemental condensed financial information

                                                                                                             Period from
                                                   Year Ended         Year Ended         Year Ended         June 1, 2000 to
                                                December 31, 2003  December 31, 2002  December 31, 2001    December 31, 2000
                                                -----------------  -----------------  -----------------   ------------------
BRANDES INTERNATIONAL EQUITY
 Accumulation share value:
  Beginning of period ........................      $  7.98            $  9.54             $11.07               $10.00
   End of period .............................      $ 11.62            $  7.98             $ 9.54               $11.07
  Number of Accumulation Shares
   outstanding at end of period ..............       24,727             11,496              8,418                  901
TURNER CORE GROWTH
 Accumulation share value:
  Beginning of period ........................      $  4.68            $  6.45             $ 8.56               $10.00
   End of period .............................      $  6.23            $  4.68             $ 6.45                $8.56
  Number of Accumulation Shares
   outstanding at end of period ..............       13,477              3,152              2,076                  911
FRONTIER CAPITAL APPRECIATION
  Accumulation share value:
  Beginning of period ........................        $6.75            $  9.15             $ 9.36               $10.00
   End of period ................... .........      $ 10.40            $  6.75             $ 9.15                $9.36
  Number of Accumulation Shares
   outstanding at end of period ..............        5,444              3,743              4,428                  889
BUSINESS OPPORTUNITY VALUE
 Accumulation share value:
  Beginning of period (Note 1) ...............      $  7.78            $ 10.00                 --                   --
   End of period .............................      $  9.97            $  7.78                 --                   --
  Number of Accumulation Shares outstanding
   at end of period ..........................        4,682                423                 --                   --

        Revolution Value - supplemental condensed financial information

BRANDES INTERNATIONAL EQUITY
 Accumulation share value:
  Beginning of period ........................       $ 7.98             $ 9.54             $11.07               $10.00
   End of period .............................       $11.62             $ 7.98             $ 9.54               $11.07
  Number of Accumulation Shares
  outstanding at end of period ...............        2,843              2,357              8,418                  901
TURNER CORE GROWTH
 Accumulation share value:
  Beginning of period ........................       $ 4.68             $ 6.45             $ 8.56               $10.00
   End of period .............................       $ 6.23             $ 4.68             $ 6.45               $ 8.56
  Number of Accumulation Shares
   outstanding at end of period ..............        4,476              2,716              2,076                  911
FRONTIER CAPITAL APPRECIATION
 Accumulation share value:
  Beginning of period ........................       $ 6.75             $ 9.15             $ 9.36               $10.00
   End of period .............................       $10.40             $ 6.75             $ 9.15               $ 9.36
  Number of Accumulation Shares
   outstanding at end of period ..............        2,429              2,450              4,428                  889
BUSINESS OPPORTUNITY VALUE
 Accumulation share value:
  Beginning of period (Note 1) ...............       $ 7.78             $10.00                 --                   --
   End of period .............................       $ 9.97             $ 7.78                 --                   --
  Number of Accumulation Shares
   outstanding at end of period ..............        1,522              1,149                 --                   --

(1) Values shown for 2002 begin on May 1, 2002.

       Revolution Extra II - supplemental condensed financial information

                                                                      Period from
                                                                     May 1, 2003 to
                                                                    December 31, 2003
                                                                   ------------------
BRANDES INTERNATIONAL EQUITY
 Accumulation share value:
  Beginning of period  .........................................          $13.56
   End of period ...............................................          $14.85
  Number of Accumulation Shares outstanding at end of period ...           4,582
FRONTIER CAPITAL APPRECIATION
 Accumulation share value:
  Beginning of period  .........................................          $13.33
   End of period ...............................................          $14.55
  Number of Accumulation Shares outstanding at end of period ...           4,978

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

                          DECLARATION VARIABLE ANNUITY,
                            PATRIOT VARIABLE ANNUITY,
                       REVOLUTION ACCESS VARIABLE ANNUITY,
                       REVOLUTION EXTRA VARIABLE ANNUITY,
                      REVOLUTION EXTRA II VARIABLE ANNUITY,
                       REVOLUTION VALUE VARIABLE ANNUITY,
                    REVOLUTION VALUE II VARIABLE ANNUITY, AND
                         WEALTH BUILDER VARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    FUNDED IN

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                  -----------------

This statement of additional information ("SAI"), dated May 1, 2004 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Declaration Variable Annuity, Patriot Variable Annuity, Revolution Access Variable Annuity, Revolution Extra Variable Annuity, Revolution Extra II Variable Annuity, Revolution Value Variable Annuity, Revolution Value II Variable Annuity, or Wealth Builder Variable Annuity prospectuses dated May 1, 2004, of John Hancock Variable Annuity Account H (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Declaration Variable Annuity, Patriot Variable Annuity, Revolution Access Variable Annuity, Revolution Extra Variable Annuity, Revolution Extra II Variable Annuity, Revolution Value Variable Annuity, Revolution Value II Variable Annuity or Wealth Builder Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-824-0335.

                                TABLE OF CONTENTS

                                -----------------

                                                                   PAGE OF SAI
                                                                  -------------
Distribution. . . . . . . . . . . . . . . . . . . . . . . . . .         2
Calculation of Performance Data . . . . . . . . . . . . . . . .         2
Other Performance Information . . . . . . . . . . . . . . . . .         3
Calculation of Annuity Payments . . . . . . . . . . . . . . . .         4
Additional Information About Determining Unit Values. . . . . .         5
Purchases and Redemptions of Fund Shares. . . . . . . . . . . .         6
The Account . . . . . . . . . . . . . . . . . . . . . . . . . .         6
Delay of Certain Payments . . . . . . . . . . . . . . . . . . .         7
Liability for Telephone Transfers . . . . . . . . . . . . . . .         7
Voting Privileges . . . . . . . . . . . . . . . . . . . . . . .         7
Financial Statements. . . . . . . . . . . . . . . . . . . . . .         9

Acct. H SAI 5/04

                                  DISTRIBUTION

  The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and John Hancock Funds, Inc. ("JHFI") we also paid JHFI under that agreement for such services during one of the past three fiscal years as follows:

YEAR                  AMOUNT PAID TO JHFI   AMOUNT PAID TO SIGNATOR
----                  -------------------  -------------------------
2003. . . . . . . .               --              $18,242,108
2002. . . . . . . .               --              $22,711,928
2001. . . . . . . .       $5,333,257              $20,482,735

                        CALCULATION OF PERFORMANCE DATA

  The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

            Effective yield = (Base period return + 1)/(365/7) / - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

where    P = a hypothetical initial premium payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period
          (or fractional portion thereof)

  We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997.
 Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                          Yield = 2[(a-b + 1)/6/ - 1]
                                     ---
                                     cd

 where:  a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

  According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

  Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                         OTHER PERFORMANCE INFORMATION

  You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                        CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

  We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

  The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

  To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we THEN divide:

                       ----------------------------------
                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000
                       ----------------------------------

  and multiply the result by

                  --------------------------------------------
                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                           (1) the age and, possibly,
                              sex of the payee and

                         (2) the assumed investment rate
                                (discussed below)
                  --------------------------------------------

  This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

  We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

             ------------------------------------------------------
               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due
             ------------------------------------------------------

   For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                          4000.000 x 12.000000 x 5.47
                          ---------------------------
                                     1,000

  If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

  The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

  We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

  (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

  (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be
      0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

  The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

  The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

  For any period, the net investment rate for a variable investment option equals

  (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

  (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

  (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

  We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

  Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

  Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

  John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                   THE ACCOUNT

  In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                            DELAY OF CERTAIN PAYMENTS

  Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

  (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

  (2) when trading on that Exchange is restricted;

  (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

  (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

  We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

  We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        LIABILITY FOR TELEPHONE TRANSFERS

  If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

   . requiring personal identification,

   . tape recording calls, and

   . providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                    -------------------------------------
                           the total value of your
                        accumulation units value in a
                         variable investment option

                                 divided by

                      the net asset value of 1 share of
                       the corresponding class of fund
                                   shares
                    -------------------------------------


  At a shareholders' meeting, you may give instructions regarding:

  (1) the election of a Board of Trustees,

  (2) the ratification of the selection of independent auditors,

  (3) the approval of a Series Fund's investment management agreements, and

  (4) other matters requiring a vote under the 1940 Act.

  The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

  We will furnish you information and forms so that you may give voting instructions.

  We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

  We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account H of
 John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the Account) (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunity Value, AIM V.I. Premier Equities Series, AIM V.I. Capital Development Series, Alliance Growth & Income, Alliance Premier Growth, Delaware Small Value, Delaware Trend, Dreyfus Mid Cap Stock, Dreyfus Emerging Leaders, Fidelity VIP II Contrafund, Fidelity VIP Growth SC, Fidelity VIP II Overseas Equity, Fidelity VIP Overseas SC2, Fidelity VIP Growth SC2, Franklin Mutual Shares Sec Cl 2, Franklin Small Cap Cl 2, Franklin US Government II Cl 2, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, Lord Abbett Growth & Income, Lord Abbett Mid Cap Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, MFS Mid Cap Growth, MFS New Discovery SC, MFS Research SC, Oppenheimer Capital Appreciation, Putnam American Government, Putnam International Equity, Putnam Investors, and Putnam Vista Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account H at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003


                                                                 EMERGING
                         LARGE CAP   FUNDAMENTAL     ACTIVE       MARKETS      FINANCIAL
                          GROWTH       GROWTH         BOND        EQUITY      INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $54,342,596  $16,899,335  $258,696,961  $10,568,748   $38,723,021
 Outside Trust, at
  value . . . . . . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total Assets. . . . .   $54,342,596  $16,899,335  $258,696,961  $10,568,748   $38,723,021
                        ===========  ===========  ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $54,342,596  $16,899,335  $258,687,136  $10,568,748   $38,678,871
Contracts in payout
 (annuitization). . .            --           --         9,825           --        44,150
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $54,342,596  $16,899,335  $258,696,961  $10,568,748   $38,723,021
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     7,394,549    1,887,429    22,415,707      746,944     2,692,536
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      7.35  $      8.95  $      11.54  $     14.15   $     14.38
                        ===========  ===========  ============  ===========   ===========




                        INTERNATIONAL   SMALL CAP     HEALTH      OVERSEAS      EARNINGS
                        EQUITY INDEX     GROWTH      SCIENCES      EQUITY        GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $11,878,092   $38,649,208  $14,433,348  $14,251,104   $42,222,526
 Outside Trust, at
  value . . . . . . .             --            --           --           --            --
                         -----------   -----------  -----------  -----------   -----------
Total Assets. . . . .    $11,878,092   $38,649,208  $14,433,348  $14,251,104   $42,222,526
                         ===========   ===========  ===========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $11,878,092   $38,649,208  $14,433,348  $14,251,104   $42,222,526
Contracts in payout
 (annuitization). . .             --            --           --           --            --
                         -----------   -----------  -----------  -----------   -----------
Total net assets. . .    $11,878,092   $38,649,208  $14,433,348  $14,251,104   $42,222,526
                         ===========   ===========  ===========  ===========   ===========
Units outstanding . .      1,215,162     3,112,052    1,422,813    1,037,664    11,312,900
                         ===========   ===========  ===========  ===========   ===========
Unit value (in
 accumulation). . . .    $      9.77   $     12.42  $     10.14  $     13.73   $      3.73
                         ===========   ===========  ===========  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                         MID CAP     LARGE CAP    LARGE CAP   FUNDAMENTAL      MONEY
                          VALUE        VALUE     VALUE CORE      VALUE         MARKET
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ----------  -----------  -----------  -----------  --------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $7,567,672  $81,506,454  $34,398,106  $39,410,765   $178,169,486
 Outside Trust, at
  value . . . . . . .           --           --           --           --             --
                        ----------  -----------  -----------  -----------   ------------
Total Assets            $7,567,672  $81,506,454  $34,398,106  $39,410,765   $178,169,486
                        ==========  ===========  ===========  ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . .   $7,567,672  $81,506,454  $34,398,106  $39,410,765   $178,169,486
Contracts in payout
 (annuitization). . .           --           --           --           --             --
                        ----------  -----------  -----------  -----------   ------------
Total net assets. . .   $7,567,672  $81,506,454  $34,398,106  $39,410,765   $178,169,486
                        ==========  ===========  ===========  ===========   ============
Units outstanding . .      558,311    6,743,112    3,304,239    3,532,648     17,611,461
                        ==========  ===========  ===========  ===========   ============
Unit value (in
 accumulation). . . .   $    13.55  $     12.09  $     10.41  $     11.16   $      10.12
                        ==========  ===========  ===========  ===========   ============




                         SMALL/MID       BOND       LARGE CAP    SMALL/MID     SMALL CAP
                        CAP GROWTH      INDEX       GROWTH B     CAP CORE        VALUE
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  -----------  -----------  --------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $36,752,500  $104,709,710  $19,619,847  $24,503,921   $100,217,552
 Outside Trust, at
  value . . . . . . .            --            --           --           --             --
                        -----------  ------------  -----------  -----------   ------------
Total Assets. . . . .   $36,752,500  $104,709,710  $19,619,847  $24,503,921   $100,217,552
                        ===========  ============  ===========  ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . .   $36,752,500  $104,689,270  $19,619,847  $24,503,921   $100,217,552
Contracts in payout
 (annuitization). . .            --        20,440           --           --             --
                        -----------  ------------  -----------  -----------   ------------
Total net assets. . .   $36,752,500  $104,709,710  $19,619,847  $24,503,921   $100,217,552
                        ===========  ============  ===========  ===========   ============
Units outstanding . .     1,623,672     8,384,882    2,724,433    1,571,385      5,004,532
                        ===========  ============  ===========  ===========   ============
Unit value (in
 accumulation). . . .   $     22.64  $      12.49  $      7.20  $     15.59   $      20.03
                        ===========  ============  ===========  ===========   ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                        REAL ESTATE    GROWTH &                  TOTAL RETURN    SHORT-TERM
                          EQUITY        INCOME       MANAGED         BOND           BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  ------------  ------------  --------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $53,244,784  $247,117,747  $488,874,863   $7,759,661    $110,488,273
 Outside Trust, at
  value . . . . . . .            --            --            --           --              --
                        -----------  ------------  ------------   ----------    ------------
Total Assets. . . . .   $53,244,784  $247,117,747  $488,874,863   $7,759,661    $110,488,273
                        ===========  ============  ============   ==========    ============
NET ASSETS:
Contracts in
 accumulation . . . .   $53,231,156  $247,052,087  $488,754,342   $7,759,661    $110,488,273
Contracts in payout
 (annuitization). . .        13,628        65,660       120,521           --              --
                        -----------  ------------  ------------   ----------    ------------
Total net assets. . .   $53,244,784  $247,117,747  $488,874,863   $7,759,661    $110,488,273
                        -----------  ------------  ------------   ----------    ------------
Units outstanding . .     3,465,089    35,128,846    51,775,481      767,944       7,519,862
                        -----------  ------------  ------------   ----------    ------------
Unit value (in
 accumulation). . . .   $     15.37  $       7.03  $       9.44   $    10.10    $      14.69
                        ===========  ============  ============   ==========    ============




                           SMALL CAP     INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                        EMERGING GROWTH  OPPORTUNITIES     INDEX         BOND          BOND
                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ---------------  -------------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $11,258,447     $27,077,689   $119,791,254  $48,110,979   $39,103,396
 Outside Trust, at
  value . . . . . . .              --              --             --           --            --
                          -----------     -----------   ------------  -----------   -----------
Total Assets. . . . .     $11,258,447     $27,077,689   $119,791,254  $48,110,979   $39,103,396
                          ===========     ===========   ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .     $11,258,447     $27,077,689   $119,791,254  $48,110,979   $39,103,396
Contracts in payout
 (annuitization). . .              --              --             --           --            --
                          -----------     -----------   ------------  -----------   -----------
Total net assets. . .     $11,258,447     $27,077,689   $119,791,254  $48,110,979   $39,103,396
                          ===========     ===========   ============  ===========   ===========
Units outstanding . .       1,343,580       3,056,857      7,137,696    4,834,750     2,882,042
                          ===========     ===========   ============  ===========   ===========
Unit value (in
 accumulation). . . .     $      8.38     $      8.86   $      16.78  $      9.95   $     13.57
                          ===========     ===========   ============  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                          TURNER       BRANDES       FRONTIER     BUSINESS        AIM V.I.
                           CORE     INTERNATIONAL    CAPITAL     OPPORTUNITY       PREMIER
                          GROWTH       EQUITY      APPRECIATION     VALUE      EQUITIES SERIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ----------  -------------  ------------  -----------  -----------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $     --     $     --       $     --      $    --       $        --
 Outside Trust, at
  value . . . . . . .     111,788      388,430        154,276       61,821        66,709,520
                         --------     --------       --------      -------       -----------
Total Assets. . . . .    $111,788     $388,430       $154,276      $61,821       $66,709,520
                         ========     ========       ========      =======       ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $111,788     $388,430       $154,276      $61,821       $66,679,092
Contracts in payout
 (annuitization). . .          --           --             --           --            30,428
                         --------     --------       --------      -------       -----------
Total net assets. . .    $111,788     $388,430       $154,276      $61,821       $66,709,520
                         ========     ========       ========      =======       ===========
Units outstanding . .      17,953       32,152         12,851        6,204         9,135,920
                         ========     ========       ========      =======       ===========
Unit value (in
 accumulation). . . .    $   6.23     $  12.08       $  12.00      $  9.96       $      7.30
                         ========     ========       ========      =======       ===========




                        AIM V.I. CAPITAL    ALLIANCE    ALLIANCE    DELAWARE
                           DEVELOPMENT      GROWTH &    PREMIER      SMALL       DELAWARE
                             SERIES          INCOME      GROWTH      VALUE        TREND
                           SUBACCOUNT      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -----------------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .      $       --      $       --   $     --    $     --     $    --
 Outside Trust, at
  value . . . . . . .       2,594,411       1,967,855    421,348     809,547      97,290
                           ----------      ----------   --------    --------     -------
Total Assets. . . . .      $2,594,411      $1,967,855   $421,348    $809,547     $97,290
                           ==========      ==========   ========    ========     =======
NET ASSETS:
Contracts in
 accumulation . . . .      $2,594,411      $1,967,855   $421,348    $809,547     $97,290
Contracts in payout
 (annuitization). . .              --              --         --          --          --
                           ----------      ----------   --------    --------     -------
Total net assets. . .      $2,594,411      $1,967,855   $421,348    $809,547     $97,290
                           ==========      ==========   ========    ========     =======
Units outstanding . .         254,413         187,022     46,559      56,111       8,051
                           ==========      ==========   ========    ========     =======
Unit value (in
 accumulation). . . .      $    10.20      $    10.52   $   9.05    $  14.43     $ 12.08
                           ==========      ==========   ========    ========     =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                         DREYFUS     DREYFUS                                    FIDELITY VIP II
                         MID CAP     EMERGING   FIDELITY VIP II  FIDELITY VIP      OVERSEAS
                          STOCK      LEADERS      CONTRAFUND      GROWTH  SC        EQUITY
                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        ----------  ----------  ---------------  ------------  -----------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $     --    $     --     $        --    $        --      $        --
 Outside Trust, at
  value . . . . . . .     658,915     277,097      78,442,956     59,447,317       19,254,279
                         --------    --------     -----------    -----------      -----------
Total Assets. . . . .    $658,915    $277,097     $78,442,956    $59,447,317      $19,254,279
                         ========    ========     ===========    ===========      ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $658,915    $277,097     $78,442,956    $59,440,960      $19,254,279
Contracts in payout
 (annuitization). . .          --          --              --          6,357               --
                         --------    --------     -----------    -----------      -----------
Total net assets. . .    $658,915    $277,097     $78,442,956    $59,447,317      $19,254,279
                         ========    ========     ===========    ===========      ===========
Units outstanding . .      52,913      21,316       7,416,407      7,656,657        2,182,507
                         ========    ========     ===========    ===========      ===========
Unit value (in
 accumulation). . . .    $  12.45    $  13.00     $     10.58    $      7.76      $      8.82
                         ========    ========     ===========    ===========      ===========




                                                 FIDELITY VIP  FIDELITY VIP  FRANKLIN MUTUAL     FRANKLIN         FRANKLIN US
                                                 OVERSEAS SC2   GROWTH SC2   SHARES SEC CL 2  SMALL CAP CL 2   GOVERNMENT II CL 2
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                 ------------  ------------  ---------------  --------------   ------------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value    $     --      $     --       $     --         $     --          $       --
 Outside Trust, at value . . . . . . . . . . .      668,897       863,524        705,596          556,974           3,235,809
                                                   --------      --------       --------         --------          ----------
Total Assets . . . . . . . . . . . . . . . . .     $668,897      $863,524       $705,596         $556,974          $3,235,809
                                                   ========      ========       ========         ========          ==========
NET ASSETS:
Contracts in accumulation. . . . . . . . . . .     $668,897      $863,524       $705,596         $556,974          $3,235,809
Contracts in payout (annuitization). . . . . .           --            --             --               --                  --
                                                   --------      --------       --------         --------          ----------
Total net assets . . . . . . . . . . . . . . .     $668,897      $863,524       $705,596         $556,974          $3,235,809
                                                   ========      ========       ========         ========          ==========
Units outstanding. . . . . . . . . . . . . . .       57,804        88,556         61,971           50,746             298,930
                                                   ========      ========       ========         ========          ==========
Unit value (in accumulation) . . . . . . . . .     $  11.57      $   9.75       $  11.39         $  10.98          $    10.82
                                                   ========      ========       ========         ========          ==========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                        JANUS ASPEN  JANUS ASPEN  LORD ABBETT  LORD ABBETT       MFS
                         WORLDWIDE     GLOBAL      GROWTH &      MID CAP       GROWTH
                          GROWTH     TECHNOLOGY     INCOME        VALUE        SERIES
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $       --   $       --   $       --    $     --     $        --
 Outside Trust, at
  value . . . . . . .    9,994,847    2,445,787    1,421,793     864,168      18,468,360
                        ----------   ----------   ----------    --------     -----------
Total Assets. . . . .   $9,994,847   $2,445,787   $1,421,793    $864,168     $18,468,360
                        ==========   ==========   ==========    ========     ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $9,994,847   $2,445,787   $1,421,793    $864,168     $18,468,360
Contracts in payout
 (annuitization). . .           --           --           --          --              --
                        ----------   ----------   ----------    --------     -----------
Total net assets. . .   $9,994,847   $2,445,787   $1,421,793    $864,168     $18,468,360
                        ==========   ==========   ==========    ========     ===========
Units outstanding . .    1,597,411      178,914      123,364      73,196       2,444,938
                        ==========   ==========   ==========    ========     ===========
Unit value (in
 accumulation). . . .   $     6.26   $    13.67   $    11.53    $  11.81     $      7.55
                        ==========   ==========   ==========    ========     ===========




                            MFS NEW             MFS         MFS MID      MFS NEW          MFS
                        DISCOVERY SERIES  RESEARCH SERIES  CAP GROWTH  DISCOVERY SC   RESEARCH SC
                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ----------------  ---------------  ----------  ------------  -------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $        --       $        --     $     --     $     --      $     --
 Outside Trust, at
  value . . . . . . .      17,301,618        11,575,172      389,873      169,359       192,427
                          -----------       -----------     --------     --------      --------
Total Assets. . . . .     $17,301,618       $11,575,172     $389,873     $169,359      $192,427
                          ===========       ===========     ========     ========      ========
NET ASSETS:
Contracts in
 accumulation . . . .     $17,301,618       $11,575,172     $389,873     $169,359      $192,427
Contracts in payout
 (annuitization). . .              --                --           --           --            --
                          -----------       -----------     --------     --------      --------
Total net assets. . .     $17,301,618       $11,575,172     $389,873     $169,359      $192,427
                          -----------       -----------     --------     --------      --------
Units outstanding . .       1,400,673         1,450,371       47,155       16,039        19,608
                          -----------       -----------     --------     --------      --------
Unit value (in
 accumulation). . . .     $     12.35       $      7.98     $   8.27     $  10.56      $   9.81
                          ===========       ===========     ========     ========      ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                        OPPENHEIMER     PUTNAM       PUTNAM
                          CAPITAL      AMERICAN   INTERNATIONAL    PUTNAM       PUTNAM
                        APPRECIATION  GOVERNMENT     EQUITY      INVESTORS      VISTA
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  -------------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $       --    $     --     $     --      $     --     $     --
 Outside Trust, at
  value . . . . . . .     1,712,516     266,731      726,558       144,877      104,704
                         ----------    --------     --------      --------     --------
Total Assets. . . . .    $1,712,516    $266,731     $726,558      $144,877     $104,704
                         ==========    ========     ========      ========     ========
NET ASSETS:
Contracts in
 accumulation . . . .    $1,712,516    $266,731     $726,558      $144,877     $104,704
Contracts in payout
 (annuitization). . .            --          --           --            --           --
                         ----------    --------     --------      --------     --------
Total net assets. . .    $1,712,516    $266,731     $726,558      $144,877     $104,704
                         ==========    ========     ========      ========     ========
Units outstanding . .       169,454      24,990       66,469        14,521       10,147
                         ==========    ========     ========      ========     ========
Unit value (in
 accumulation). . . .    $    10.11    $  10.67     $  10.93      $   9.98     $  10.32
                         ==========    ========     ========      ========     ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


                            STATEMENT OF OPERATIONS


                               DECEMBER 31, 2003





                                                                   EMERGING
                         LARGE CAP    FUNDAMENTAL     ACTIVE       MARKETS      FINANCIAL
                          GROWTH         GROWTH        BOND         EQUITY     INDUSTRIES
                        SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ------------  ------------  ------------  ----------  -------------
Investment Income:
Distributions received
 from the net
 investment
 income of the
 underlying portfolio   $   226,299   $        --   $10,855,679   $  122,993   $  557,421
                        -----------   -----------   -----------   ----------   ----------
Total Investment
  Income. . . . . . .       226,299            --    10,855,679      122,993      557,421
Expenses:
 Mortality & expense
  risk. . . . . . . .       521,047       178,840     3,046,283       83,099      437,812
                        -----------   -----------   -----------   ----------   ----------
Net investment income
 (loss) . . . . . . .      (294,748)     (178,840)    7,809,396       39,894      119,609
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio
  shares. . . . . . .    (1,544,332)   (3,194,491)      603,532      503,172     (524,194)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       71,992     1,416,683     6,299,508      386,651       69,940
                        -----------   -----------   -----------   ----------   ----------
Realized gains
 (losses) . . . . . .    (1,472,340)   (1,777,808)    6,903,040      889,823     (454,254)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    11,320,158     5,676,303    (3,334,644)   2,211,285    8,033,826
                        -----------   -----------   -----------   ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 9,553,070   $ 3,719,655   $11,377,792   $3,141,002   $7,699,181
                        ===========   ===========   ===========   ==========   ==========


                        INTERNATIONAL
                           EQUITY       SMALL CAP      HEALTH      OVERSEAS     EARNINGS
                            INDEX        GROWTH       SCIENCES      EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -------------  ------------  -----------  ----------  --------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio    $  152,624    $        --   $   29,730   $  468,966   $    23,326
                         ----------    -----------   ----------   ----------   -----------
Total Investment
  Income. . . . . . .       152,624             --       29,730      468,966        23,326
Expenses:
 Mortality & expense
  risk. . . . . . . .        76,454        416,201      134,825      128,844       475,086
                         ----------    -----------   ----------   ----------   -----------
Net investment income
 (loss) . . . . . . .        76,170       (416,201)    (105,095)     340,122      (451,760)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .       562,897     (1,846,353)    (288,176)      81,822    (3,978,051)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       73,246        523,597      297,639      315,834       657,570
                         ----------    -----------   ----------   ----------   -----------
Realized gains
 (losses) . . . . . .       636,143     (1,322,756)       9,463      397,656    (3,320,481)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     2,179,503      9,526,812    2,871,776    2,781,240    11,730,632
                         ----------    -----------   ----------   ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . .    $2,891,816    $ 7,787,855   $2,776,144   $3,519,018   $ 7,958,391
                         ==========    ===========   ==========   ==========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003

                          MID CAP VALUE
                           SUBACCOUNT                     LARGE CAP
                           PERIOD FROM      LARGE CAP       VALUE     FUNDAMENTAL       MONEY
                        MAY 1, 2003(*) TO     VALUE         CORE         VALUE         MARKET
                          DEC. 31, 2003    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -----------------  ----------    ----------   -----------    ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio       $ 11,793       $ 1,183,088   $  397,885   $   473,393    $2,160,870
                            --------       -----------   ----------   -----------    ----------
Total Investment
  Income. . . . . . .         11,793         1,183,088      397,885       473,393     2,160,870
Expenses:
 Mortality & expense
  risk. . . . . . . .         25,831           756,180      362,021       416,116     2,828,257
                            --------       -----------   ----------   -----------    ----------
Net investment income
 (loss) . . . . . . .        (14,038)          426,908       35,864        57,277      (667,387)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .         71,320          (778,809)    (899,116)   (1,168,531)          (25)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       235,257         1,110,230    1,145,994        38,113            --
                            --------       -----------   ----------   -----------    ----------
Realized gains
 (losses) . . . . . .        306,577           331,421      246,878    (1,130,418)          (25)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .        546,091        13,291,754    6,932,696     9,279,131            --
                            --------       -----------   ----------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .       $838,630       $14,050,083   $7,215,438   $ 8,205,990    $ (667,412)
                            ========       ===========   ==========   ===========    ==========


                        SMALL/MID CAP     BOND        LARGE CAP    SMALL/MID CAP    SMALL CAP
                           GROWTH         INDEX       GROWTH B         CORE           VALUE
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        -------------  ------------  ------------  -------------  --------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio   $        --    $ 5,214,640   $        --    $   78,429     $   526,498
                        -----------    -----------   -----------    ----------     -----------
Total Investment
  Income. . . . . . .            --      5,214,640            --        78,429         526,498
Expenses:
 Mortality & expense
  risk. . . . . . . .       335,588      1,384,612       209,127       211,500         990,563
                        -----------    -----------   -----------    ----------     -----------
Net investment income
 (loss) . . . . . . .      (335,588)     3,830,028      (209,127)     (133,071)       (464,065)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .         9,652      1,000,264    (1,531,883)      101,895         409,372
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    2,390,197        458,469     2,593,556     2,023,504       3,770,028
                        -----------    -----------   -----------    ----------     -----------
Realized gains. . . .     2,399,849      1,458,733     1,061,673     2,125,399       4,179,400
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     8,015,341     (2,896,656)    3,618,301     4,393,887      21,165,885
                        -----------    -----------   -----------    ----------     -----------
Net increase in net
 assets resulting from
 operations . . . . .   $10,079,602    $ 2,392,105   $ 4,470,847    $6,386,215     $24,881,220
                        ===========    ===========   ===========    ==========     ===========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003



                                                                     TOTAL RETURN
                                                                    BOND SUBACCOUNT
                        REAL ESTATE    GROWTH &                       PERIOD FROM       SHORT-TERM
                           EQUITY       INCOME        MANAGED      MAY 1, 2003(*) TO       BOND
                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      DEC. 31, 2003      SUBACCOUNT
                        ------------  ------------  -------------  -----------------  --------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio   $ 1,990,169   $ 2,111,321   $ 14,804,884       $ 50,931        $ 4,036,332
                        -----------   -----------   ------------       --------        -----------
Total Investment
  Income. . . . . . .     1,990,169     2,111,321     14,804,884         50,931          4,036,332
Expenses:
 Mortality & expense
  risk. . . . . . . .       514,855     2,607,544      5,647,940         33,075          1,376,111
                        -----------   -----------   ------------       --------        -----------
Net investment income
 (loss) . . . . . . .     1,475,314      (496,223)     9,156,944         17,856          2,660,221
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .       (49,120)   (9,224,661)   (11,670,924)       (12,595)           319,109
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    1,495,597     1,174,683      2,042,506         31,386                 --
                        -----------   -----------   ------------       --------        -----------
Realized gains
 (losses) . . . . . .     1,446,477    (8,049,978)    (9,628,418)        18,791            319,109
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     9,739,752    54,232,098     73,166,768         28,471         (1,405,609)
                        -----------   -----------   ------------       --------        -----------
Net increase in net
 assets resulting from
 operations . . . . .   $12,661,543   $45,685,897   $ 72,695,294       $ 65,118        $ 1,573,721
                        ===========   ===========   ============       ========        ===========


                           SMALL CAP     INTERNATIONAL    EQUITY      HIGH YIELD       GLOBAL
                        EMERGING GROWTH  OPPORTUNITIES     INDEX         BOND           BOND
                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ---------------  -------------  ------------  ------------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio     $    8,292      $  335,895    $ 2,436,436   $ 2,542,258    $1,949,380
                          ----------      ----------    -----------   -----------    ----------
Total Investment
  Income. . . . . . .          8,292         335,895      2,436,436     2,542,258     1,949,380
Expenses:
 Mortality & expense
  risk. . . . . . . .         98,562         276,883      1,178,933       466,145       423,686
                          ----------      ----------    -----------   -----------    ----------
Net investment income
 (loss) . . . . . . .        (90,270)         59,012      1,257,503     2,076,113     1,525,694
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .       (324,835)        215,038     (3,847,539)   (1,300,843)    1,225,292
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     1,483,659              --        569,532       123,337       681,304
                          ----------      ----------    -----------   -----------    ----------
Realized gains
 (losses) . . . . . .      1,158,824         215,038     (3,278,007)   (1,177,506)    1,906,596
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .      2,048,273       6,289,542     25,085,574     4,176,230     1,055,928
                          ----------      ----------    -----------   -----------    ----------
Net increase in net
 assets resulting from
 operations . . . . .     $3,116,827      $6,563,592    $23,065,070   $ 5,074,837    $4,488,218
                          ==========      ==========    ===========   ===========    ==========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


                          TURNER       BRANDES       FRONTIER     BUSINESS        AIM V.I.
                           CORE     INTERNATIONAL    CAPITAL     OPPORTUNITY       PREMIER
                          GROWTH       EQUITY      APPRECIATION     VALUE      EQUITIES SERIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ----------  -------------  ------------  -----------  -----------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio    $   215      $ 3,402        $    --      $   375       $   184,793
                         -------      -------        -------      -------       -----------
Total Investment
  Income. . . . . . .        215        3,402             --          375           184,793
Expenses:
 Mortality & expense
  risk. . . . . . . .        778        2,527            789          410           691,439
                         -------      -------        -------      -------       -----------
Net investment income
 (loss) . . . . . . .       (563)         875           (789)         (35)         (506,646)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .        (49)      (2,221)          (320)          76        (5,699,690)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --           --             --           --                --
                         -------      -------        -------      -------       -----------
Realized gains
 (losses) . . . . . .        (49)      (2,221)          (320)          76        (5,699,690)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     18,871       94,152         31,023        9,982        18,397,380
                         -------      -------        -------      -------       -----------
Net increase in net
 assets resulting from
 operations . . . . .    $18,259      $92,806        $29,914      $10,023       $12,191,044
                         =======      =======        =======      =======       ===========



                        AIM V.I. CAPITAL   ALLIANCE    ALLIANCE    DELAWARE
                          DEVELOPMENT      GROWTH &    PREMIER      SMALL       DELAWARE
                             SERIES         INCOME      GROWTH      VALUE        TREND
                           SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio      $     --       $ 12,536     $    --    $  1,341      $    --
                           --------       --------     -------    --------      -------
Total Investment
  Income. . . . . . .            --         12,536          --       1,341           --
Expenses:
 Mortality & expense
  risk. . . . . . . .        15,944         19,244       4,107       7,606          990
                           --------       --------     -------    --------      -------
Net investment income
 (loss) . . . . . . .       (15,944)        (6,708)     (4,107)     (6,265)        (990)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .        48,236        (46,842)     (5,150)      6,290       (1,125)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --             --          --          --           --
                           --------       --------     -------    --------      -------
Realized gains
 (losses) . . . . . .        48,236        (46,842)     (5,150)      6,290       (1,125)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .       369,028        478,251      75,518     217,567       26,841
                           --------       --------     -------    --------      -------
Net increase in net
 assets resulting from
 operations . . . . .      $401,320       $424,701     $66,261    $217,592      $24,726
                           ========       ========     =======    ========      =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


                         DREYFUS     DREYFUS
                         EMERGING    MID CAP    FIDELITY VIP II  FIDELITY VIP   FIDELITY VIP II
                         LEADERS      STOCK       CONTRAFUND      GROWTH SC     OVERSEAS EQUITY
                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        ----------  ----------  ---------------  ------------  -----------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio    $    --    $    956     $   203,249     $   105,306     $   107,420
                         -------    --------     -----------     -----------     -----------
Total Investment
  Income. . . . . . .         --         956         203,249         105,306         107,420
Expenses:
 Mortality & expense
  risk. . . . . . . .      2,651       6,613         764,730         661,834         186,637
                         -------    --------     -----------     -----------     -----------
Net investment income
 (loss) . . . . . . .     (2,651)     (5,657)       (561,481)       (556,528)        (79,217)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      3,207      (6,752)     (1,284,402)     (7,328,244)     (2,159,093)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --              --              --              --
                         -------    --------     -----------     -----------     -----------
Realized gains
 (losses) . . . . . .      3,207      (6,752)     (1,284,402)     (7,328,244)     (2,159,093)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     83,948     163,358      16,931,413      22,275,011       7,795,178
                         -------    --------     -----------     -----------     -----------
Net increase in net
 assets resulting from
 operations . . . . .    $84,504    $150,949     $15,085,530     $14,390,239     $ 5,556,868
                         =======    ========     ===========     ===========     ===========



                                                  FIDELITY VIP  FIDELITY VIP  FRANKLIN MUTUAL  FRANKLIN SMALL      FRANKLIN US
                                                  OVERSEAS SC2   GROWTH SC2   SHARES SEC CL 2     CAP CL 2      GOVERNMENT II CL 2
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                  ------------  ------------  ---------------  --------------  --------------------
Investment Income:
 Distributions received from the net investment
 income of the underlying portfolio . . . . . .    $  1,588      $    517        $  5,284        $     --           $152,837
                                                   --------      --------        --------        --------           --------
Total Investment  Income. . . . . . . . . . . .       1,588           517           5,284              --            152,837
Expenses:
 Mortality & expense risk . . . . . . . . . . .       5,716         7,811           6,842           5,006             34,852
                                                   --------      --------        --------        --------           --------
Net investment income (loss). . . . . . . . . .      (4,128)       (7,294)         (1,558)         (5,006)           117,985
Realized gain (loss) on investments:
 Realized gains (losses) on sale of portfolio
  shares. . . . . . . . . . . . . . . . . . . .      (6,319)      (25,868)        (15,804)        (13,249)            (2,857)
 Distributions received from realized capital
  gains of the underlying portfolio . . . . . .          --            --              --              --                 --
                                                   --------      --------        --------        --------           --------
Realized losses . . . . . . . . . . . . . . . .      (6,319)      (25,868)        (15,804)        (13,249)            (2,857)
Change in unrealized appreciation (depreciation)
 during the year. . . . . . . . . . . . . . . .     201,131       209,258         139,374         153,700            (92,625)
                                                   --------      --------        --------        --------           --------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .    $190,684      $176,096        $122,012        $135,445           $ 22,503
                                                   ========      ========        ========        ========           ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


                                         JANUS ASPEN
                                      GLOBAL TECHNOLOGY
                        JANUS ASPEN      SUBACCOUNT      LORD ABBETT  LORD ABBETT       MFS
                         WORLDWIDE       PERIOD FROM      GROWTH &      MID CAP        GROWTH
                           GROWTH      MAY 5, 2003(*)      INCOME        VALUE         SERIES
                         SUBACCOUNT   TO DEC. 31, 2003   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ------------  -----------------  -----------  -----------  --------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio   $    78,859       $     --        $  8,403     $  4,000     $        --
                        -----------       --------        --------     --------     -----------
Total Investment
  Income. . . . . . .        78,859             --           8,403        4,000              --
Expenses:
 Mortality & expense
  risk. . . . . . . .       119,197         13,344          11,978        7,498         202,559
                        -----------       --------        --------     --------     -----------
Net investment loss .       (40,338)       (13,344)         (3,575)      (3,498)       (202,559)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (1,615,492)       335,970         (14,842)       6,233      (1,546,528)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --             --              --        8,269              --
                        -----------       --------        --------     --------     -----------
Realized gains
 (losses) . . . . . .    (1,615,492)       335,970         (14,842)      14,502      (1,546,528)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     3,575,944        117,697         298,218      149,785       4,839,142
                        -----------       --------        --------     --------     -----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 1,920,114       $440,323        $279,801     $160,789     $ 3,090,055
                        ===========       ========        ========     ========     ===========



                            MFS NEW       MFS RESEARCH  MFS MID CAP    MFS NEW          MFS
                        DISCOVERY SERIES     SERIES       GROWTH     DISCOVERY SC   RESEARCH SC
                           SUBACCOUNT      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ----------------  ------------  -----------  ------------  -------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio     $        --     $    69,798    $     --      $    --       $    570
                          -----------     -----------    --------      -------       --------
Total Investment
  Income. . . . . . .              --          69,798          --           --            570
Expenses:
 Mortality & expense
  risk. . . . . . . .         196,323         130,322       3,793        1,562          1,955
                          -----------     -----------    --------      -------       --------
Net investment loss .        (196,323)        (60,524)     (3,793)      (1,562)        (1,385)
Realized loss on
 investments:
 Realized losses on
  sale of portfolio
  shares. . . . . . .      (1,748,283)     (1,463,027)     (8,377)      (3,369)       (15,427)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio             --              --          --           --             --
                          -----------     -----------    --------      -------       --------
Realized losses . . .      (1,748,283)     (1,463,027)     (8,377)      (3,369)       (15,427)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .       6,362,402       3,703,396     103,637       41,802         49,562
                          -----------     -----------    --------      -------       --------
Net increase in net
 assets resulting from
 operations . . . . .     $ 4,417,796     $ 2,179,845    $ 91,467      $36,871       $ 32,750
                          ===========     ===========    ========      =======       ========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


                        OPPENHEIMER     PUTNAM       PUTNAM
                          CAPITAL      AMERICAN   INTERNATIONAL    PUTNAM       PUTNAM
                        APPRECIATION  GOVERNMENT     EQUITY      INVESTORS      VISTA
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  -------------  ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio    $  3,633      $ 4,244      $  4,196      $   380      $    --
                         --------      -------      --------      -------      -------
Total Investment
  Income. . . . . . .       3,633        4,244         4,196          380           --
Expenses:
 Mortality & expense
  risk. . . . . . . .      16,093        2,955         6,784        1,297        1,066
                         --------      -------      --------      -------      -------
Net investment income
 (loss) . . . . . . .     (12,460)       1,289        (2,588)        (917)      (1,066)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .     (16,622)       1,676        (6,940)      (3,765)        (429)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --        4,262            --           --           --
                         --------      -------      --------      -------      -------
Realized gains
 (losses) . . . . . .     (16,622)       5,938        (6,940)      (3,765)        (429)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     386,544       (7,209)      162,332       31,419       25,738
                         --------      -------      --------      -------      -------
Net increase in net
 assets resulting from
 operations . . . . .    $357,462      $    18      $152,804      $26,737      $24,243
                         ========      =======      ========      =======      =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


                       STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,





                             LARGE CAP GROWTH            FUNDAMENTAL GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        --------------------------   ---------------------------
                           2003           2002          2003            2002
                        ------------  -------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $  (294,748)  $   (349,584)  $  (178,840)   $   (214,866)
 Realized losses. . .    (1,472,340)    (2,406,753)   (1,777,808)     (7,755,938)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .    11,320,158    (10,570,206)    5,676,303       1,255,701
                        -----------   ------------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     9,553,070    (13,326,543)    3,719,655      (6,715,103)
Contract transactions:
 Net payments received
  from contract owners    4,749,270      9,649,682       954,056         941,525
 Net transfers for
  contract benefits
  and terminations. .    (3,765,940)    (4,604,941)   (1,490,120)     (2,195,959)
 Net transfers between
  subaccounts . . . .    13,070,468     (1,540,588)    1,022,597      (2,270,145)
                        -----------   ------------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .    14,053,798      3,504,153       486,533      (3,524,579)
                        -----------   ------------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .    23,606,868     (9,822,390)    4,206,188     (10,239,682)
Net assets at the
 beginning of the year   30,735,728     40,558,118    12,693,147      22,932,829
                        -----------   ------------   -----------    ------------
Net assets at the end
 of the year. . . . .   $54,342,596   $ 30,735,728   $16,899,335    $ 12,693,147
                        ===========   ============   ===========    ============


                                ACTIVE BOND           EMERGING MARKETS EQUITY
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   -------------------------
                            2003           2002          2003           2002
                        -------------  -------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  7,809,396   $  7,331,522   $    39,894    $  (47,522)
 Realized gains
  (losses). . . . . .      6,903,040        494,695       889,823       (35,212)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     (3,334,644)     2,892,482     2,211,285      (669,811)
                        ------------   ------------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     11,377,792     10,718,699     3,141,002      (752,545)
Contract transactions:
 Net payments received
  from contract owners    20,114,028     27,558,936     1,124,707       972,455
 Net transfers for
  contract benefits
  and terminations. .    (33,554,210)   (25,365,036)     (571,219)     (516,156)
 Net transfers between
  subaccounts . . . .     66,672,781     17,234,809     1,699,678     3,157,772
                        ------------   ------------   -----------    ----------
Net increase in net
 assets resulting from
 contract
 transactions . . . .     53,232,599     19,428,709     2,253,166     3,614,071
                        ------------   ------------   -----------    ----------
Total increase in net
 assets . . . . . . .     64,610,391     30,147,408     5,394,168     2,861,526
Net assets at the
 beginning of the year   194,086,570    163,939,162     5,174,580     2,313,054
                        ------------   ------------   -----------    ----------
Net assets at the end
 of the year. . . . .   $258,696,961   $194,086,570   $10,568,748    $5,174,580
                        ============   ============   ===========    ==========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                                                                INTERNATIONAL
                           FINANCIAL INDUSTRIES                 EQUITY INDEX
                                SUBACCOUNT                       SUBACCOUNT
                        --------------------------   --------------------------------
                                                                      PERIOD FROM
                                                                     MAY 6, 2002(*)
                           2003           2002          2003        TO DEC. 31, 2002
                        ------------  ------------   ------------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   119,609   $   (170,823)  $    76,170      $    5,720
 Realized gains
  (losses). . . . . .      (454,254)    (1,931,390)      636,143         (66,781)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     8,033,826     (8,659,867)    2,179,503          38,874
                        -----------   ------------   -----------      ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     7,699,181    (10,762,080)    2,891,816         (22,187)
Contract transactions:
 Net payments received
  from contract owners    1,429,001      2,046,046     1,472,437         488,409
 Net transfers for
  contract benefits
  and terminations. .     4,624,352     (7,008,346)     (579,634)        (15,588)
 Net transfers between
  subaccounts . . . .    (1,228,210)    (4,173,135)    6,950,488         692,351
                        -----------   ------------   -----------      ----------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .    (4,423,561)    (9,135,435)    7,843,291       1,165,172
                        -----------   ------------   -----------      ----------
Total increase
 (decrease) in net
 assets . . . . . . .     3,235,620    (19,897,515)   10,735,107       1,142,985
Net assets at the
 beginning of the year   35,447,401     55,344,916     1,142,985              --
                        -----------   ------------   -----------      ----------
Net assets at the end
 of the year. . . . .   $38,723,021   $ 35,447,401   $11,878,092      $1,142,985
                        ===========   ============   ===========      ==========


                             SMALL CAP GROWTH             HEALTH SCIENCES
                                SUBACCOUNT                  SUBACCOUNT
                        --------------------------   --------------------------
                           2003           2002          2003            2002
                        ------------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $  (416,201)  $   (491,348)  $  (105,095)   $   (86,111)
 Realized gains
  (losses). . . . . .    (1,322,756)   (10,424,984)        9,463       (456,359)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     9,526,812     (4,293,406)    2,871,776     (1,585,911)
                        -----------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     7,787,855    (15,209,738)    2,776,144     (2,128,381)
Contract transactions:
 Net payments received
  from contract owners    1,994,248      4,344,485     1,887,166      2,442,088
 Net transfers for
  contract benefits
  and terminations. .    (3,522,401)    (4,415,104)     (934,741)      (823,507)
 Net transfers between
  subaccounts . . . .     1,256,055     (3,374,675)    2,030,963      1,703,641
                        -----------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .      (272,098)    (3,445,294)    2,983,388      3,322,222
                        -----------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .     7,515,757    (18,655,032)    5,759,532      1,193,841
Net assets at the
 beginning of the year   31,133,451     49,788,483     8,673,816      7,479,975
                        -----------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $38,649,208   $ 31,133,451   $14,433,348    $ 8,673,816
                        ===========   ============   ===========    ===========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                            OVERSEAS EQUITY             EARNINGS GROWTH
                               SUBACCOUNT                  SUBACCOUNT
                        ------------------------   ---------------------------
                           2003          2002         2003            2002
                        ------------  ----------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   340,122   $    4,082   $  (451,760)   $   (568,112)
 Realized gains
  (losses). . . . . .       397,656     (336,791)   (3,320,481)    (11,592,674)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     2,781,240     (202,227)   11,730,632      (7,729,310)
                        -----------   ----------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     3,519,018     (534,936)    7,958,391     (19,890,096)
Contract transactions:
 Net payments received
  from contract owners    1,064,631    1,163,107     2,366,502       5,587,232
 Net transfers for
  contract benefits
  and terminations. .    (1,015,893)    (760,922)   (4,304,509)     (5,280,833)
 Net transfers between
  subaccounts . . . .     2,408,681    1,341,922      (307,087)       (888,261)
                        -----------   ----------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .     2,457,419    1,744,107    (2,245,094)       (581,862)
                        -----------   ----------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     5,976,437    1,209,171     5,713,297     (20,471,958)
Net assets at the
 beginning of the year    8,274,667    7,065,496    36,509,229      56,981,187
                        -----------   ----------   -----------    ------------
Net assets at the end
 of the year. . . . .   $14,251,104   $8,274,667   $42,222,526    $ 36,509,229
                        ===========   ==========   ===========    ============





                                MID CAP VALUE           LARGE CAP VALUE
                              SUBACCOUNT  PERIOD          SUBACCOUNT
                             FROM  MAY 1, 2003(*)  --------------------------
                             TO DECEMBER 31, 2003     2003            2002
                             --------------------  ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .       $  (14,038)       $   426,908    $   211,008
 Realized gains (losses) .          306,577            331,421       (916,196)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .          546,091         13,291,754     (7,443,463)
                                 ----------        -----------    -----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .          838,630         14,050,083     (8,148,651)
Contract transactions:
 Net payments received from
  contract owners. . . . .        2,540,582          8,664,325     10,329,665
 Net transfers for contract
  benefits and terminations         (88,744)        (5,617,616)    (4,318,345)
 Net transfers between
  subaccounts. . . . . . .        4,277,204         14,742,746     12,679,411
                                 ----------        -----------    -----------
Net increase in net assets
 resulting from contract
 transactions. . . . . . .        6,729,042         17,789,455     18,690,731
                                 ----------        -----------    -----------
Total increase in net
 assets. . . . . . . . . .        7,567,672         31,839,538     10,542,080
Net assets at the beginning
 of the year . . . . . . .               --         49,666,916     39,124,836
                                 ----------        -----------    -----------
Net assets at the end of
 the year. . . . . . . . .       $7,567,672        $81,506,454    $49,666,916
                                 ==========        ===========    ===========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                          LARGE CAP VALUE CORE          FUNDAMENTAL VALUE
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ---------------------------
                           2003          2002          2003            2002
                        ------------  -----------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    35,864   $   (24,468)  $    57,277    $      4,196
 Realized gains
  (losses). . . . . .       246,878    (1,603,665)   (1,130,418)     (1,938,234)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     6,932,696    (5,630,449)    9,279,131      (6,344,118)
                        -----------   -----------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     7,215,438    (7,258,582)    8,205,990      (8,278,156)
Contract transactions:
 Net payments received
  from contract owners    2,168,460     2,783,396     2,598,219       3,473,782
 Net transfers for
  contract benefits
  and terminations. .    (3,103,980)   (3,239,826)   (4,116,460)     (4,207,004)
 Net transfers between
  subaccounts . . . .       946,803    (1,545,314)      979,933      (1,366,376)
                        -----------   -----------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .        11,283    (2,001,744)     (538,308)     (2,099,598)
                        -----------   -----------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     7,226,721    (9,260,326)    7,667,682     (10,377,754)
Net assets at the
 beginning of the year   27,171,385    36,431,711    31,743,083      42,120,837
                        -----------   -----------   -----------    ------------
Net assets at the end
 of the year. . . . .   $34,398,106   $27,171,385   $39,410,765    $ 31,743,083
                        ===========   ===========   ===========    ============


                               MONEY MARKET             SMALL/MID CAP GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   --------------------------
                            2003           2002          2003            2002
                        -------------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   (667,387)  $    496,169   $  (335,588)   $  (289,776)
 Realized gains
  (losses). . . . . .            (25)            --     2,399,849     (1,181,843)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .             --             --     8,015,341     (4,578,807)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (667,412)       496,169    10,079,602     (6,050,426)
Contract transactions:
 Net payments received
  from contract owners    21,838,513     55,999,041     3,354,000      3,142,477
 Net transfers for
  contract benefits
  and terminations. .    (69,268,181)   (74,925,958)   (3,418,335)    (2,403,663)
 Net transfers between
  subaccounts . . . .    (27,506,629)    55,254,435     6,114,880      1,110,957
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .    (74,936,297)    36,327,514     6,050,545      1,849,771
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .    (75,603,709)    36,823,687    16,130,147     (4,200,655)
Net assets at the
 beginning of the year   253,773,195    216,949,508    20,622,353     24,823,008
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $178,169,486   $253,773,195   $36,752,500    $20,622,353
                        ============   ============   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                                BOND INDEX                LARGE CAP GROWTH B
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002          2003            2002
                        -------------  ------------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  3,830,028   $  3,560,962   $  (209,127)   $   (259,301)
 Realized gains
  (losses). . . . . .      1,458,733        376,274     1,061,673      (4,296,882)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     (2,896,656)     3,449,105     3,618,301      (3,822,434)
                        ------------   ------------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      2,392,105      7,386,341     4,470,847      (8,378,617)
Contract transactions:
 Net payments received
  from contract owners    10,418,861     11,334,305     1,273,192       1,573,708
 Net transfers for
  contract benefits
  and terminations. .    (15,476,122)   (11,521,785)   (1,774,031)     (2,387,027)
 Net transfers between
  subaccounts . . . .      1,288,043     27,983,995        65,191      (1,953,295)
                        ------------   ------------   -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .     (3,769,218)    27,796,515      (435,648)     (2,766,614)
                        ------------   ------------   -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     (1,377,113)    35,182,856     4,035,199     (11,145,231)
Net assets at the
 beginning of the year   106,086,823     70,903,967    15,584,648      26,729,879
                        ------------   ------------   -----------    ------------
Net assets at the end
 of the year. . . . .   $104,709,710   $106,086,823   $19,619,847    $ 15,584,648
                        ============   ============   ===========    ============


                           SMALL/MID CAP CORE            SMALL CAP VALUE
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ---------------------------
                           2003          2002           2003            2002
                        ------------  -----------   -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $  (133,071)  $  (106,393)  $   (464,065)   $  (494,330)
 Realized gains
  (losses). . . . . .     2,125,399      (501,968)     4,179,400      1,550,767
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     4,393,887    (2,101,770)    21,165,885     (8,710,544)
                        -----------   -----------   ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     6,386,215    (2,710,131)    24,881,220     (7,654,107)
Contract transactions:
 Net payments received
  from contract owners    2,041,853     1,987,955      7,105,857      8,897,857
 Net transfers for
  contract benefits
  and terminations. .    (1,811,118)   (1,163,912)    (7,875,737)    (7,600,686)
 Net transfers between
  subaccounts . . . .     4,697,744     2,696,316      7,308,710      6,592,146
                        -----------   -----------   ------------    -----------
Net increase in net
 assets resulting from
 contract
 transactions . . . .     4,928,479     3,520,359      6,538,830      7,889,317
                        -----------   -----------   ------------    -----------
Total increase in net
 assets . . . . . . .    11,314,694       810,228     31,420,050        235,210
Net assets at the
 beginning of the year   13,189,227    12,378,999     68,797,502     68,562,292
                        -----------   -----------   ------------    -----------
Net assets at the end
 of the year. . . . .   $24,503,921   $13,189,227   $100,217,552    $68,797,502
                        ===========   ===========   ============    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                           REAL ESTATE EQUITY             GROWTH & INCOME
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ----------------------------
                           2003          2002           2003            2002
                        ------------  -----------   -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $ 1,475,314   $ 1,055,892   $   (496,223)   $ (1,146,936)
 Realized gains
  (losses). . . . . .     1,446,477       681,274     (8,049,978)    (13,554,328)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     9,739,752    (2,211,432)    54,232,098     (44,425,483)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    12,661,543      (474,266)    45,685,897     (59,126,747)
Contract transactions:
 Net payments received
  from contract owners    3,450,286     6,243,002      8,694,534      25,784,788
 Net transfers for
  contract benefits
  and terminations. .    (3,766,029)   (4,421,724)   (24,939,543)    (26,844,431)
 Net transfers between
  subaccounts . . . .     6,974,955    10,307,751     45,831,484     (15,632,226)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .     6,659,212    12,129,029     29,586,475     (16,691,869)
                        -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .    19,320,755    11,654,763     75,272,372     (75,818,616)
Net assets at the
 beginning of the year   33,924,029    22,269,266    171,845,375     247,663,991
                        -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . .   $53,244,784   $33,924,029   $247,117,747    $171,845,375
                        ===========   ===========   ============    ============



                                                               TOTAL RETURN
                                      MANAGED                BOND SUBACCOUNT
                                     SUBACCOUNT                PERIOD FROM
                            ----------------------------    MAY 1, 2003(*) TO
                                2003           2002         DECEMBER 31, 2003
                            -------------  --------------  --------------------
Increase (decrease) in net
 assets from operations:
 Net investment income. .   $  9,156,944   $   2,763,985       $   17,856
 Realized gains (losses).     (9,628,418)    (21,476,641)          18,791
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .     73,166,768     (68,668,042)          28,471
                            ------------   -------------       ----------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     72,695,294     (87,380,698)          65,118
Contract transactions:
 Net payments received
  from contract owners. .     24,238,774      71,913,870        4,429,732
 Net transfers for
  contract benefits and
  terminations. . . . . .    (65,414,244)    (81,732,340)        (171,754)
 Net transfers between
  subaccounts . . . . . .      6,001,448     (24,490,138)       3,436,565
                            ------------   -------------       ----------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions . . . . . .    (35,174,022)    (34,308,608)       7,694,543
                            ------------   -------------       ----------
Total increase (decrease)
 in net assets. . . . . .     37,521,272    (121,689,306)       7,759,661
Net assets at the
 beginning of the year. .    451,353,591     573,042,897               --
                            ------------   -------------       ----------
Net assets at the end of
 the year . . . . . . . .   $488,874,863   $ 451,353,591       $7,759,661
                            ============   =============       ==========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                              SHORT-TERM BOND            SMALL CAP EMERGING
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   --------------------------
                            2003           2002          2003            2002
                        -------------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  2,660,221   $  2,482,579   $   (90,270)   $   (81,496)
 Realized gains
  (losses). . . . . .        319,109        420,302     1,158,824       (615,230)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     (1,405,609)       645,298     2,048,273     (1,997,402)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      1,573,721      3,548,179     3,116,827     (2,694,128)
Contract transactions:
 Net payments received
  from contract owners     9,875,104     12,731,653       892,259      1,537,176
 Net transfers for
  contract benefits
  and terminations. .    (14,382,627)   (11,569,951)     (824,238)      (697,847)
 Net transfers between
  subaccounts . . . .     12,493,048     29,669,776     1,954,918       (220,175)
                        ------------   ------------   -----------    -----------
Net increase in net
 assets resulting from
 contract
 transactions . . . .      7,985,525     30,831,478     2,022,939        619,154
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .      9,559,246     34,379,657     5,139,766     (2,074,974)
Net assets at the
 beginning of the year   100,929,027     66,549,370     6,118,681      8,193,655
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $110,488,273   $100,929,027   $11,258,447    $ 6,118,681
                        ============   ============   ===========    ===========


                        INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  ----------------------------
                            2003           2002           2003            2002
                        -------------  -------------  -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    59,012    $   (54,412)   $  1,257,503    $    120,988
 Realized gains
  (losses). . . . . .       215,038       (663,542)     (3,278,007)     (6,929,964)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     6,289,542       (309,961)     25,085,574     (20,756,343)
                        -----------    -----------    ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     6,563,592     (1,027,915)     23,065,070     (27,565,319)
Contract transactions:
 Net payments received
  from contract owners    1,173,516      1,891,652       9,324,697      10,535,690
 Net transfers for
  contract benefits
  and terminations. .    (2,300,208)      (860,871)     (9,049,234)    (10,972,204)
 Net transfers between
  subaccounts . . . .     2,466,183     14,432,657      13,015,828      (2,690,318)
                        -----------    -----------    ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .     1,339,491     15,463,438      13,291,291      (3,126,832)
                        -----------    -----------    ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     7,903,083     14,435,523      36,356,361     (30,692,151)
Net assets at the
 beginning of the year   19,174,606      4,739,083      83,434,893     114,127,044
                        -----------    -----------    ------------    ------------
Net assets at the end
 of the year. . . . .   $27,077,689    $19,174,606    $119,791,254    $ 83,434,893
                        ===========    ===========    ============    ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,





                             HIGH YIELD BOND               GLOBAL BOND
                               SUBACCOUNT                  SUBACCOUNT
                        -------------------------   --------------------------
                           2003          2002          2003            2002
                        ------------  -----------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $ 2,076,113   $ 2,268,221   $ 1,525,694    $   771,546
 Realized gains
  (losses). . . . . .    (1,177,506)   (1,221,479)    1,906,596        461,586
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     4,176,230    (2,731,360)    1,055,928      1,445,624
                        -----------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     5,074,837    (1,684,618)    4,488,218      2,678,756
Contract transactions:
 Net payments received
  from contract owners    7,110,839     4,111,746     6,740,535      2,306,687
 Net transfers for
  contract benefits
  and terminations. .    (4,244,716)   (4,354,777)   (4,353,496)    (2,163,188)
 Net transfers between
  subaccounts . . . .    13,315,503     3,762,673     5,795,219     13,292,530
                        -----------   -----------   -----------    -----------
Net increase in net
 assets resulting from
 contract
 transactions . . . .    16,181,626     3,519,642     8,182,258     13,436,029
                        -----------   -----------   -----------    -----------
Total increase in net
 assets . . . . . . .    21,256,463     1,835,024    12,670,476     16,114,785
Net assets at the
 beginning of the year   26,854,516    25,019,492    26,432,920     10,318,135
                        -----------   -----------   -----------    -----------
Net assets at the end
 of the year. . . . .   $48,110,979   $26,854,516   $39,103,396    $26,432,920
                        ===========   ===========   ===========    ===========


                          TURNER CORE GROWTH   BRANDES INTERNATIONAL EQUITY
                              SUBACCOUNT                SUBACCOUNT
                          -------------------  -----------------------------
                            2003      2002         2003              2002
                          ---------  --------  --------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . .   $   (563)  $  (234)    $    875         $    107
 Realized losses. . . .        (49)      (38)      (2,221)          (1,727)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     18,871    (8,266)      94,152          (24,004)
                          --------   -------     --------         --------
Net increase (decrease)
 in net assets resulting
 from operations. . . .     18,259    (8,538)      92,806          (25,624)
Contract transactions:
 Net payments received
  from contract owners.     41,360     9,035      101,052           30,680
 Net transfers for
  contract benefits and
  terminations. . . . .        (49)       78           --              212
 Net transfers between
  subaccounts . . . . .     24,729    13,513       84,004           24,974
                          --------   -------     --------         --------
Net increase in net
 assets resulting from
 contract
 transactions . . . . .     66,040    22,626      185,056           55,866
                          --------   -------     --------         --------
Total increase in net
 assets . . . . . . . .     84,299    14,088      277,862           30,242
Net assets at the
 beginning of the year.     27,489    13,401      110,568           80,326
                          --------   -------     --------         --------
Net assets at the end of
 the year . . . . . . .   $111,788   $27,489     $388,430         $110,568
                          ========   =======     ========         ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,



                        FRONTIER CAPITAL APPRECIATION     BUSINESS OPPORTUNITY VALUE
                                 SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  ------------------------------
                                                                      PERIOD FROM
                                                                   JUNE 26, 2002 (*)
                            2003            2002         2003        DEC. 31, 2002
                        --------------  --------------  --------  --------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .     $   (789)       $   (646)     $   (35)        $    21
 Realized gains
  (losses). . . . . .         (320)         (4,201)          76              (2)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       31,023         (15,286)       9,982            (872)
                          --------        --------      -------         -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       29,914         (20,133)      10,023            (853)
Contract transactions:
 Net payments received
  from contract owners      91,987          14,443       14,598           4,501
 Net transfers for
  contract benefits
  and terminations. .            1             121           (1)         (2,426)
 Net transfers between
  subaccounts . . . .       (9,449)          6,871       24,961          11,018
                          --------        --------      -------         -------
Net increase in net
 assets resulting from
 contract
 transactions . . . .       82,539          21,435       39,558          13,093
                          --------        --------      -------         -------
Total increase in net
 assets . . . . . . .      112,453           1,302       49,581          12,240
Net assets at the
 beginning of the year      41,823          40,521       12,240              --
                          --------        --------      -------         -------
Net assets at the end
 of the year. . . . .     $154,276        $ 41,823      $61,821         $12,240
                          ========        ========      =======         =======


                                  AIM V.I.                        AIM V.I.
                         CAPITAL DEVELOPMENT SERIES       PREMIER EQUITIES SERIES
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  -----------------------------
                                       PERIOD FROM
                                      MAY 3, 2002(*)
                           2003      TO DEC. 31, 2002     2003            2002
                        -----------  ----------------  ------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $  (15,944)     $   (976)      $  (506,646)   $   (505,605)
 Realized gains
  (losses). . . . . .       48,236        25,975        (5,699,690)    (10,743,889)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      369,028        (2,046)       18,397,380     (10,007,250)
                        ----------      --------       -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      401,320        22,953        12,191,044     (21,256,744)
Contract transactions:
 Net payments received
  from contract owners     450,684        46,971           787,051       3,410,457
 Net transfers for
  contract benefits
  and terminations. .      (93,442)       (1,190)       (6,212,916)     (6,628,213)
 Net transfers between
  subaccounts . . . .    1,229,112       538,003        19,559,208      (3,632,684)
                        ----------      --------       -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .    1,586,354       583,784        14,133,343      (6,850,440)
                        ----------      --------       -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .    1,987,674       606,737        26,324,387     (28,107,184)
Net assets at the
 beginning of the year     606,737            --        40,385,133      68,492,317
                        ----------      --------       -----------    ------------
Net assets at the end
 of the year. . . . .   $2,594,411      $606,737       $66,709,520    $ 40,385,133
                        ==========      ========       ===========    ============



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                         ALLIANCE GROWTH & INCOME      ALLIANCE PREMIER GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                         -------------------------   --------------------------
                            2003          2002          2003          2002
                         ------------  -----------   -----------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss .   $   (6,708)   $   (5,521)    $ (4,107)     $ (1,899)
 Realized losses . . .      (46,842)      (86,655)      (5,150)       (4,602)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .      478,251      (103,886)      75,518       (49,579)
                         ----------    ----------     --------      --------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .      424,701      (196,062)      66,261       (56,080)
Contract transactions:
 Net payments received
  from contract owners      151,910       715,453       68,976       165,856
 Net transfers for
  contract benefits and
  terminations . . . .     (138,916)     (263,345)      (9,244)       (3,562)
 Net transfers between
  subaccounts. . . . .      331,270       875,376       61,078       108,894
                         ----------    ----------     --------      --------
Net increase in net
 assets resulting from
 contract
 transactions. . . . .      344,264     1,327,484      120,810       271,188
                         ----------    ----------     --------      --------
Total increase in net
 assets. . . . . . . .      768,965     1,131,422      187,071       215,108
Net assets at the
 beginning of the year    1,198,890        67,468      234,277        19,169
                         ----------    ----------     --------      --------
Net assets at the end
 of the year . . . . .   $1,967,855    $1,198,890     $421,348      $234,277
                         ==========    ==========     ========      ========


                                  DELAWARE SMALL VALUE        DELAWARE TREND
                                       SUBACCOUNT               SUBACCOUNT
                                  ---------------------   ---------------------
                                    2003        2002        2003        2002
                                  ----------  ---------   ---------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $ (6,265)   $ (1,736)   $   (990)   $  (345)
 Realized gains (losses). . . .      6,290     (45,338)     (1,125)      (738)
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .    217,567      (1,767)     26,841     (4,219)
                                  --------    --------    --------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .    217,592     (48,841)     24,726     (5,302)
Contract transactions:
 Net payments received from
  contract owners . . . . . . .     50,827     297,210      16,085     24,152
 Net transfers for contract
  benefits and terminations . .    (76,552)    (10,063)    (25,191)    (5,639)
 Net transfers between
  subaccounts . . . . . . . . .    189,886     169,905      31,432     35,855
                                  --------    --------    --------    -------
Net increase in net assets
 resulting from contract
 transactions . . . . . . . . .    164,161     457,052      22,326     54,368
                                  --------    --------    --------    -------
Total increase in net assets. .    381,753     408,211      47,052     49,066
Net assets at the beginning of
 the year . . . . . . . . . . .    427,794      19,583      50,238      1,172
                                  --------    --------    --------    -------
Net assets at the end of the
 year . . . . . . . . . . . . .   $809,547    $427,794    $ 97,290    $50,238
                                  ========    ========    ========    =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                           DREYFUS EMERGING LEADERS     DREYFUS MID CAP STOCK
                                  SUBACCOUNT                  SUBACCOUNT
                           -------------------------   ------------------------
                              2003          2002         2003          2002
                           ------------  -----------   ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss . .    $ (2,651)     $ (1,492)    $ (5,657)    $ (2,346)
 Realized gains (losses)       3,207       (36,486)      (6,752)         714
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . .      83,948         3,407      163,358      (45,394)
                            --------      --------     --------     --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      84,504       (34,571)     150,949      (47,026)
Contract transactions:
 Net payments received
  from contract owners .       5,179        53,831       73,033      202,239
 Net transfers for
  contract benefits and
  terminations . . . . .     (14,066)       (3,381)     (53,184)     (16,719)
 Net transfers between
  subaccounts. . . . . .      59,279       113,113      103,860      210,384
                            --------      --------     --------     --------
Net increase in net
 assets resulting from
 contract
 transactions. . . . . .      50,392       163,563      123,709      395,904
                            --------      --------     --------     --------
Total increase in net
 assets. . . . . . . . .     134,896       128,992      274,658      348,878
Net assets at the
 beginning of the year .     142,201        13,209      384,257       35,379
                            --------      --------     --------     --------
Net assets at the end of
 the year. . . . . . . .    $277,097      $142,201     $658,915     $384,257
                            ========      ========     ========     ========


                        FIDELITY VIP II CONTRAFUND      FIDELITY VIP GROWTH SC
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002          2003            2002
                        -------------  ------------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $  (561,481)   $  (300,478)   $  (556,528)   $   (702,117)
 Realized losses. . .    (1,284,402)    (3,713,680)    (7,328,244)    (11,890,329)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .    16,931,413     (2,470,008)    22,275,011     (12,089,230)
                        -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    15,085,530     (6,484,166)    14,390,239     (24,681,676)
Contract transactions:
 Net payments received
  from contract owners    7,044,460      6,037,256      1,241,503       6,302,149
 Net transfers for
  contract benefits
  and terminations. .    (5,849,589)    (7,170,038)    (6,271,855)     (6,971,072)
 Net transfers between
  subaccounts . . . .     9,624,230      2,636,529        326,611      (1,667,091)
                        -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 contract
 transactions . . . .    10,819,101      1,503,747     (4,703,741)     (2,336,014)
                        -----------    -----------    -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .    25,904,631     (4,980,419)     9,686,498     (27,017,690)
Net assets at the
 beginning of the year   52,538,325     57,518,744     49,760,819      76,778,509
                        -----------    -----------    -----------    ------------
Net assets at the end
 of the year. . . . .   $78,442,956    $52,538,325    $59,447,317    $ 49,760,819
                        ===========    ===========    ===========    ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                                  FIDELITY VIP II            FIDELITY VIP
                                  OVERSEAS EQUITY            OVERSEAS SC2
                                    SUBACCOUNT                SUBACCOUNT
                             -------------------------   --------------------
                                2003          2002         2003        2002
                             ------------  -----------   ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .   $   (79,217)  $   (83,093)  $ (4,128)   $ (1,075)
 Realized gains (losses) .    (2,159,093)   (2,982,356)    (6,319)     (3,995)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .     7,795,178      (443,784)   201,131     (25,965)
                             -----------   -----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .     5,556,868    (3,509,233)   190,684     (31,035)
Contract transactions:
 Net payments received from
  contract owners. . . . .     1,543,753     1,091,460     65,404     143,850
 Net transfers for contract
  benefits and terminations   (1,754,435)   (1,509,116)   (31,124)    (10,077)
 Net transfers between
  subaccounts. . . . . . .       760,757       434,634    195,759     121,629
                             -----------   -----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions. . . . . . .       550,075        16,978    230,039     255,402
                             -----------   -----------   --------    --------
Total increase (decrease)
 in net assets . . . . . .     6,106,943    (3,492,255)   420,723     224,367
Net assets at the beginning
 of the year . . . . . . .    13,147,336    16,639,591    248,174      23,807
                             -----------   -----------   --------    --------
Net assets at the end of
 the year. . . . . . . . .   $19,254,279   $13,147,336   $668,897     248,174
                             ===========   ===========   ========    ========


                                                             FRANKLIN MUTUAL
                               FIDELITY VIP GROWTH SC2       SHARES SEC CL 2
                                     SUBACCOUNT                 SUBACCOUNT
                               ------------------------  ----------------------
                                  2003         2002        2003        2002
                               -----------  -----------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)   $ (7,294)    $ (2,087)   $ (1,558)   $ (1,021)
 Realized gains (losses) . .     (25,868)     (13,846)    (15,804)     (1,363)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . .     209,258      (52,087)    139,374     (27,899)
                                --------     --------    --------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .     176,096      (63,030)    122,012     (30,283)
Contract transactions:
 Net payments received from
  contract owners. . . . . .     100,131      332,965      22,068     189,581
 Net transfers for contract
  benefits and terminations.     (32,454)      (5,639)    (50,776)    (13,983)
 Net transfers between
  subaccounts. . . . . . . .     224,580      125,484     185,323     259,259
                                --------     --------    --------    --------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions. . . . . . . .     292,257      452,810     156,615     434,857
                                --------     --------    --------    --------
Total increase (decrease) in
 net assets. . . . . . . . .     468,353      334,780     278,627     404,574
Net assets at the beginning
 of the year . . . . . . . .     395,171       10,391     426,969      22,395
                                --------     --------    --------    --------
Net assets at the end of the
 year. . . . . . . . . . . .    $863,524      395,171    $705,596    $426,969
                                ========     ========    ========    ========



(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                         FRANKLIN SMALL CAP CL 2   FRANKLIN US GOV'T II CL 2
                               SUBACCOUNT                 SUBACCOUNT
                         ------------------------  --------------------------
                            2003         2002         2003            2002
                         -----------  -----------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . .    $ (5,006)    $ (1,334)   $  117,985     $   30,412
 Realized gains
  (losses) . . . . . .     (13,249)      (9,184)       (2,857)           737
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .     153,700      (29,122)      (92,625)        43,370
                          --------     --------    ----------     ----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .     135,445      (39,640)       22,503         74,519
Contract transactions:
 Net payments received
  from contract owners     115,519      151,103       219,645        742,503
 Net transfers for
  contract benefits and
  terminations . . . .     (25,043)      (5,694)     (123,694)       (52,443)
 Net transfers between
  subaccounts. . . . .     103,990      105,984     1,133,779      1,142,591
                          --------     --------    ----------     ----------
Net increase in net
 assets resulting from
 contract
 transactions. . . . .     194,466      251,393     1,229,730      1,832,651
                          --------     --------    ----------     ----------
Total increase in net
 assets. . . . . . . .     329,911      211,753     1,252,233      1,907,170
Net assets at the
 beginning of the year     227,063       15,310     1,983,576         76,406
                          --------     --------    ----------     ----------
Net assets at the end
 of the year . . . . .    $556,974     $227,063    $3,235,809     $1,983,576
                          ========     ========    ==========     ==========


                                                              JANUS ASPEN
                                                           GLOBAL TECHNOLOGY
                                    JANUS ASPEN            SUBACCOUNT  PERIOD
                                 WORLDWIDE GROWTH         FROM  MAY 5, 2003(*)
                                    SUBACCOUNT              TO DEC. 31, 2003
                             -------------------------   ----------------------
                                2003          2002                2003
                             ------------  ------------  ----------------------
Increase (decrease) in net
 assets from operations:
 Net investment loss . . .   $   (40,338)  $   (76,510)       $  (13,344)
 Realized gains (losses) .    (1,615,492)     (881,593)          335,970
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .     3,575,944    (2,632,744)          117,697
                             -----------   -----------        ----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .     1,920,114    (3,590,847)          440,323
Contract transactions:
 Net payments received from
  contract owners. . . . .       602,160     1,118,268           569,558
 Net transfers for contract
  benefits and terminations   (1,100,753)   (1,104,803)          (39,680)
 Net transfers between
  subaccounts. . . . . . .      (951,129)      338,701         1,475,586
                             -----------   -----------        ----------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions. . . . . . .    (1,449,722)      352,166         2,005,464
                             -----------   -----------        ----------
Total increase (decrease)
 in net assets . . . . . .       470,392    (3,238,681)        2,445,787
Net assets at the beginning
 of the year . . . . . . .     9,524,455    12,763,136                --
                             -----------   -----------        ----------
Net assets at the end of
 the year. . . . . . . . .   $ 9,994,847   $ 9,524,455        $2,445,787
                             ===========   ===========        ==========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                        LORD ABBETT GROWTH & INCOME   LORD ABBETT MID CAP VALUE
                                SUBACCOUNT                   SUBACCOUNT
                        ----------------------------  --------------------------
                            2003           2002          2003            2002
                        --------------  ------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .    $   (3,575)     $    503      $ (3,498)      $   (572)
 Realized losses. . .       (14,842)       (2,029)       14,502        (36,618)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       298,218       (32,341)      149,785          2,775
                         ----------      --------      --------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       279,801       (33,867)      160,789        (34,415)
Contract transactions:
 Net payments received
  from contract owners      133,863       328,545       109,367        162,712
 Net transfers for
  contract benefits
  and terminations. .       (78,219)      (18,096)      (48,572)        (3,066)
 Net transfers between
  subaccounts . . . .       581,637       210,364       337,293        157,525
                         ----------      --------      --------       --------
Net increase in net
 assets resulting from
 contract
 transactions . . . .       637,281       520,813       398,088        317,171
                         ----------      --------      --------       --------
Total increase in net
 assets . . . . . . .       917,082       486,946       558,877        282,756
Net assets at the
 beginning of the year      504,711        17,765       305,291         22,535
                         ----------      --------      --------       --------
Net assets at the end
 of the year. . . . .    $1,421,793      $504,711      $864,168       $305,291
                         ==========      ========      ========       ========


                                 MFS GROWTH SERIES       MFS MID CAP GROWTH
                                    SUBACCOUNT               SUBACCOUNT
                             -------------------------   --------------------
                                2003          2002         2003        2002
                             ------------  -----------   ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment loss . . .   $  (202,559)  $  (249,079)  $ (3,793)   $ (1,182)
 Realized losses . . . . .    (1,546,528)   (4,854,568)    (8,377)     (8,350)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .     4,839,142    (1,868,630)   103,637     (32,532)
                             -----------   -----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .     3,090,055    (6,972,277)    91,467     (41,884)
Contract transactions:
 Net payments received from
  contract owners. . . . .     1,083,285     1,498,720     21,164     168,835
 Net transfers for contract
  benefits and terminations   (1,989,634)   (2,399,162)   (11,477)    (12,613)
 Net transfers between
  subaccounts. . . . . . .     1,204,650    (1,765,174)    67,596     102,511
                             -----------   -----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions. . . . . . .       298,301    (2,665,616)    77,283     258,733
                             -----------   -----------   --------    --------
Total increase (decrease)
 in net assets . . . . . .     3,388,356    (9,637,893)   168,750     216,849
Net assets at the beginning
 of the year . . . . . . .    15,080,004    24,717,897    221,123       4,274
                             -----------   -----------   --------    --------
Net assets at the end of
 the year. . . . . . . . .   $18,468,360   $15,080,004   $389,873    $221,123
                             ===========   ===========   ========    ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                           MFS NEW DISCOVERY SC    MFS NEW DISCOVERY SERIES
                                SUBACCOUNT                SUBACCOUNT
                           ---------------------   --------------------------
                             2003        2002         2003            2002
                           ----------  ---------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss . .   $ (1,562)   $   (489)   $  (196,323)   $  (225,191)
 Realized losses . . . .     (3,369)     (2,351)    (1,748,283)    (2,307,547)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . .     41,802     (12,175)     6,362,402     (4,896,336)
                           --------    --------    -----------    -----------
Net increase (decrease)
 in net assets resulting
 from operations . . . .     36,871     (15,015)     4,417,796     (7,429,074)
Contract transactions:
 Net payments received
  from contract owners .     10,199      64,508        235,034      1,494,730
 Net transfers for
  contract benefits and
  terminations . . . . .     (7,479)       (594)    (1,638,060)    (1,694,998)
 Net transfers between
  subaccounts. . . . . .     53,009      24,623       (202,007)       552,928
                           --------    --------    -----------    -----------
Net increase (decrease)
 in net assets resulting
 from contract
 transactions. . . . . .     55,729      88,537     (1,605,033)       352,660
                           --------    --------    -----------    -----------
Total increase (decrease)
 in net assets . . . . .     92,600      73,522      2,812,763     (7,076,414)
Net assets at the
 beginning of the year .     76,759       3,237     14,488,855     21,565,269
                           --------    --------    -----------    -----------
Net assets at the end of
 the year. . . . . . . .   $169,359    $ 76,759    $17,301,618    $14,488,855
                           ========    ========    ===========    ===========


                               MFS RESEARCH SC        MFS RESEARCH SERIES
                                 SUBACCOUNT               SUBACCOUNT
                             -------------------   --------------------------
                               2003       2002        2003           2002
                             ---------  --------   ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment loss . . .   $ (1,385)  $ (1,014)  $   (60,524)   $  (122,995)
 Realized losses . . . . .    (15,427)    (3,492)   (1,463,027)    (3,485,144)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .     49,562    (21,466)    3,703,396       (309,463)
                             --------   --------   -----------    -----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .     32,750    (25,972)    2,179,845     (3,917,602)
Contract transactions:
 Net payments received from
  contract owners. . . . .     42,317     95,096       274,647      1,126,226
 Net transfers for contract
  benefits and terminations   (27,649)    (7,596)   (1,137,865)    (1,313,743)
 Net transfers between
  subaccounts. . . . . . .     15,003     61,957       107,728     (1,168,184)
                             --------   --------   -----------    -----------
Net increase (decrease) in
 net assets resulting from
 contract
 transactions. . . . . . .     29,671    149,457      (755,490)    (1,355,701)
                             --------   --------   -----------    -----------
Total increase (decrease)
 in net assets . . . . . .     62,421    123,485     1,424,355     (5,273,303)
Net assets at the beginning
 of the year . . . . . . .    130,006      6,521    10,150,817     15,424,120
                             --------   --------   -----------    -----------
Net assets at the end of
 the year. . . . . . . . .   $192,427   $130,006   $11,575,172    $10,150,817
                             ========   ========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                        OPPENHEIMER CAP. APPRECIATION    PUTNAM AMERICAN GOVERNMENT
                                  SUBACCOUNT                     SUBACCOUNT
                        ------------------------------   ---------------------------
                             2003            2002            2003            2002
                        ---------------  -------------   -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .     $  (12,460)      $  (4,286)      $  5,551        $    150
 Realized gains
  (losses). . . . . .        (16,622)        (20,500)         1,676             214
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        386,544        (117,314)        (7,209)          4,813
                          ----------       ---------       --------        --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        357,462        (142,100)            18           5,177
Contract transactions:
 Net payments received
  from contract owners       202,703         431,110         19,984          95,688
 Net transfers for
  contract benefits
  and terminations. .        (77,968)        (43,645)       (45,624)        (10,327)
 Net transfers between
  subaccounts . . . .        477,025         421,127        141,831          59,083
                          ----------       ---------       --------        --------
Net increase in net
 assets resulting from
 contract
 transactions . . . .        601,760         808,592        116,191         144,444
                          ----------       ---------       --------        --------
Total increase in net
 assets . . . . . . .        959,222         666,492        116,209         149,621
Net assets at the
 beginning of the year       753,294          86,802        150,522             901
                          ----------       ---------       --------        --------
Net assets at the end
 of the year. . . . .     $1,712,516       $ 753,294       $266,731        $150,522
                          ==========       =========       ========        ========


                           PUTNAM INTERNATIONAL EQUITY    PUTNAM INVESTORS
                                   SUBACCOUNT                SUBACCOUNT
                           ----------------------------  --------------------
                               2003           2002         2003        2002
                           -------------  -------------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss . .     $ (2,588)      $ (1,610)    $   (917)   $   (603)
 Realized losses . . . .       (6,940)        (5,795)      (3,765)     (9,916)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . .      162,332        (37,571)      31,419      (4,363)
                             --------       --------     --------    --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      152,804        (44,976)      26,737     (14,882)
Contract transactions:
 Net payments received
  from contract owners .       89,864        235,552       11,338      61,716
 Net transfers for
  contract benefits and
  terminations . . . . .      (39,284)        (8,055)     (13,367)     (1,738)
 Net transfers between
  subaccounts. . . . . .      157,018        145,289       56,618      13,458
                             --------       --------     --------    --------
Net increase in net
 assets resulting from
 contract
 transactions. . . . . .      207,598        372,786       54,589      73,436
                             --------       --------     --------    --------
Total increase in net
 assets. . . . . . . . .      360,402        372,810       81,326      58,554
Net assets at the
 beginning of the year .      366,156         38,346       63,551       4,997
                             --------       --------     --------    --------
Net assets at the end of
 the year. . . . . . . .     $726,558       $366,156     $144,877    $ 63,551
                             ========       ========     ========    ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        FOR THE YEARS ENDED DECEMBER 31,

                                                            PUTNAM VISTA
                                                             SUBACCOUNT
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
Increase (decrease) in net assets from operations:
 Net investment loss . . . . . . . . . . . . . . . . .   $ (1,066)   $   (526)
 Realized losses . . . . . . . . . . . . . . . . . . .       (429)     (5,394)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . .     25,738      (7,791)
                                                         --------    --------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . .     24,243     (13,711)
Contract transactions:
 Net payments received from contract owners. . . . . .      6,617      26,303
 Net transfers for contract benefits and terminations.       (996)     (5,257)
 Net transfers between subaccounts . . . . . . . . . .     13,129      37,830
                                                         --------    --------
Net increase in net assets resulting from contract
 transactions. . . . . . . . . . . . . . . . . . . . .     18,750      58,876
                                                         --------    --------
Total increase in net assets . . . . . . . . . . . . .     42,993      45,165
Net assets at the beginning of the year. . . . . . . .     61,711      16,546
                                                         --------    --------
Net assets at the end of the year. . . . . . . . . . .   $104,704    $ 61,711
                                                         ========    ========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2003


1.  ORGANIZATION

John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO.
 Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Value, and Revolution Wealth Builder Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of sixty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trust (Outside Trusts). New sub-accounts may be added as new Funds are added to the Trust or to the Outside Trusts, or as other investment options are developed, and made available to contract owners. The sixty-five Portfolios of the Trust and Outside Trusts which are currently available, are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Alliance Growth & Income, Alliance Premier Growth, Delaware Small Cap Value, Delaware Trend, Dreyfus Mid Cap Stock, Dreyfus Emerging Leaders, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity, Fidelity VIP Overseas SC2, Fidelity VIP Growth SC, Franklin US Government II Cl 2, Franklin Small Cap Cl 2, Franklin Mutual Shares Sec Cl 2, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, Lord Abbett Growth & Income, Lord Abbett Mid Cap Value, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series, MFS Mid Cap Growth, MFS New Discovery Series SC, MFS Research Series SC, Oppenheimer Capital Appreciation, Putnam American Government, Putnam International Equity, Putnam Investors and Putnam Vista Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


2.  SIGNIFICANT ACCOUNTING POLICIES

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states.
 The mortality risk is borne entirely by JHLICO and may result in additional amounts being transferred into the variable annuity account by JHLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at various annual rates ranging from 1.00% to 1.25%, depending on the type of contract, of net assets of the Account.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,893,482   $ 53,084,577   $ 54,342,596
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,369,345     19,743,165     16,899,335
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26,835,243    259,877,990    258,696,961
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .     1,186,915      8,852,244     10,568,748
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,695,201     32,248,021     38,723,021
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .       859,522      9,659,715     11,878,092
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,715,220     41,334,097     38,649,208
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,432,687     13,224,450     14,433,348
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,367,244     12,004,629     14,251,104
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,169,605     51,348,942     42,222,526
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       573,042      7,021,581      7,567,672
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,635,730     75,753,239     81,506,454
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,525,360     34,343,726     34,398,106
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,576,149     38,011,624     39,410,765
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   178,169,486    178,169,482    178,169,486
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,438,837     32,417,069     36,752,500
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10,333,484    104,192,142    104,709,710
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,085,675     23,493,186     19,619,847
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,232,338     21,944,995     24,503,921
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,053,436     84,450,284    100,217,552
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,283,041     46,255,389     53,244,784
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21,881,595    246,351,925    247,117,747
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38,203,888    493,370,211    488,874,863
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       773,257      7,731,190      7,759,661
Short-Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10,901,800    110,834,435    110,488,273
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .     1,389,363     11,003,084     11,258,447
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     2,748,660     21,043,404     27,077,689
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,445,413    125,453,828    119,791,254
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,495,886     48,870,810     48,110,979
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,267,395     37,003,642     39,103,396
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,475        100,285        111,788
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .        26,678        323,830        388,430
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .         7,823        133,927        154,276
Business Opportunity Value . . . . . . . . . . . . . . . . . . . . . . . . .         6,127         52,711         61,821
AIM V.I. Premier Equities Series . . . . . . . . . . . . . . . . . . . . . .     3,297,554     71,383,743     66,709,520
AIM V.I. Capital Development Series. . . . . . . . . . . . . . . . . . . . .       205,254      2,227,429      2,594,411

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                             SHARES OWNED     COST          VALUE
----------                             ------------  -----------  -------------
Alliance Growth & Income . . . . . .       91,020    $ 1,592,799   $ 1,967,855
Alliance Premier Growth. . . . . . .       19,754        395,177       421,348
Delaware Small Value . . . . . . . .       31,611        592,893       809,547
Delaware Trend . . . . . . . . . . .        3,587         74,633        97,290
Dreyfus Mid Cap Stock. . . . . . . .       41,756        539,786       658,915
Dreyfus Emerging Leaders . . . . . .       12,723        188,941       277,097
Fidelity VIP II Contrafund . . . . .    3,401,689     70,402,175    78,442,956
Fidelity VIP Growth. . . . . . . . .    1,922,617     66,629,660    59,447,317
Fidelity VIP II Overseas Equity. . .    1,239,812     17,717,048    19,254,279
Fidelity VIP Overseas SC2. . . . . .       43,155        493,728       668,897
Fidelity VIP Growth SC2. . . . . . .       28,110        706,146       863,524
Franklin Mutual Shares Sec Cl 2. . .       47,387        593,614       705,596
Franklin Small Cap Cl 2. . . . . . .       31,955        432,323       556,974
Franklin US Government II Cl 2 . . .      247,386      3,284,833     3,235,809
Janus Aspen Worldwide Growth . . . .      388,905     10,450,185     9,994,847
Janus Aspen Global Technology. . . .      692,857      2,328,090     2,445,787
Lord Abbett Growth & Income. . . . .       57,985      1,155,866     1,421,793
Lord Abbett Mid Cap Value. . . . . .       50,714        711,199       864,168
MFS Growth Series. . . . . . . . . .    2,120,363     20,961,663    18,468,360
MFS New Discovery Series . . . . . .    1,239,371     17,562,250    17,301,618
MFS Research Series. . . . . . . . .      867,054     12,921,357    11,575,172
MFS Mid Cap Growth . . . . . . . . .       63,705        318,499       389,873
MFS New Discovery SC . . . . . . . .       12,228        139,517       169,359
MFS Research SC. . . . . . . . . . .       14,468        164,400       192,427
Oppenheimer Capital Appreciation . .       49,595      1,442,925     1,712,516
Putnam American Government . . . . .       22,191        269,127       266,731
Putnam International Equity. . . . .       56,542        601,269       726,558
Putnam Investors . . . . . . . . . .       16,260        117,821       144,877
Putnam Vista . . . . . . . . . . . .        9,991         86,825       104,704

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                          PURCHASES        SALES
----------                                         ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . .   $ 19,288,244   $  5,457,202
Fundamental Growth . . . . . . . . . . . . . . .      5,019,365      3,294,989
Active Bond. . . . . . . . . . . . . . . . . . .    106,392,986     39,051,483
Emerging Markets Equity. . . . . . . . . . . . .     12,235,774      9,556,064
Financial Industries . . . . . . . . . . . . . .     36,431,479      6,921,131
International Equity Index . . . . . . . . . . .     16,916,603      8,923,897
Small Cap Growth . . . . . . . . . . . . . . . .      7,724,570      7,889,272
Health Sciences. . . . . . . . . . . . . . . . .      8,093,799      4,917,867
Overseas Equity. . . . . . . . . . . . . . . . .     10,576,081      7,462,707
Earnings Growth. . . . . . . . . . . . . . . . .      3,985,894      6,025,178
Mid Cap Value. . . . . . . . . . . . . . . . . .      7,792,475        842,214
Large Cap Value. . . . . . . . . . . . . . . . .     24,172,974      4,846,380
Large Cap Value CORE . . . . . . . . . . . . . .      5,750,850      4,557,709
Fundamental Value. . . . . . . . . . . . . . . .      5,083,357      5,526,275
Money Market . . . . . . . . . . . . . . . . . .    125,156,249    200,759,933
Small/Mid Cap Growth . . . . . . . . . . . . . .     17,696,866      9,591,712
Bond Index . . . . . . . . . . . . . . . . . . .     26,566,174     26,046,894
Large Cap Growth B . . . . . . . . . . . . . . .      5,150,290      3,201,510
Small/Mid Cap CORE . . . . . . . . . . . . . . .     13,677,984      6,859,072
Small Cap Value. . . . . . . . . . . . . . . . .     22,911,009     13,066,215
Real Estate Equity . . . . . . . . . . . . . . .     18,323,579      8,693,457
Growth & Income. . . . . . . . . . . . . . . . .     59,129,272     28,864,337
Managed. . . . . . . . . . . . . . . . . . . . .     40,037,907     64,012,479
Total Return Bond. . . . . . . . . . . . . . . .      8,723,750        979,965
Short-Term Bond. . . . . . . . . . . . . . . . .     28,838,748     18,193,002
Small Cap Emerging Growth. . . . . . . . . . . .      7,503,963      4,087,634
International Opportunities. . . . . . . . . . .     15,431,685     14,033,180
Equity Index . . . . . . . . . . . . . . . . . .     25,535,690     10,417,364
High Yield Bond. . . . . . . . . . . . . . . . .     27,967,453      9,586,377
Global Bond. . . . . . . . . . . . . . . . . . .     21,485,095     11,095,840
Turner Core Growth . . . . . . . . . . . . . . .         66,317            840
Brandes International Equity . . . . . . . . . .        222,083         36,151
Frontier Capital Appreciation. . . . . . . . . .        127,422         45,671
Business Opportunity Value . . . . . . . . . . .         42,117          2,593
AIM V.I. Premier Equities Series . . . . . . . .     22,242,694      8,615,998
AIM V.I. Capital Development Series. . . . . . .      2,129,140        558,730
Alliance Growth & Income . . . . . . . . . . . .        526,923        189,367

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                             PURCHASES       SALES
----------                                            ------------  ------------
Alliance Premier Growth . . . . . . . . . . . . . .   $   140,710$       24,008
Delaware Small Value. . . . . . . . . . . . . . . .       258,416       100,520
Delaware Trend. . . . . . . . . . . . . . . . . . .        50,671        29,334
Dreyfus Mid Cap Stock . . . . . . . . . . . . . . .       195,975        77,923
Dreyfus Emerging Leaders. . . . . . . . . . . . . .        64,675        16,933
Fidelity VIP II Contrafund. . . . . . . . . . . . .    15,838,584     5,580,964
Fidelity VIP Growth . . . . . . . . . . . . . . . .     3,556,597     8,816,867
Fidelity VIP II Overseas Equity . . . . . . . . . .    13,568,145    13,097,288
Fidelity VIP Overseas SC2 . . . . . . . . . . . . .       271,499        45,587
Fidelity VIP Growth SC2 . . . . . . . . . . . . . .       373,473        88,509
Franklin Mutual Shares Sec Cl 2 . . . . . . . . . .       235,284        80,226
Franklin Small Cap Cl 2 . . . . . . . . . . . . . .       242,830        53,371
Franklin US Government II Cl 2. . . . . . . . . . .     1,616,607       268,893
Janus Aspen Worldwide Growth. . . . . . . . . . . .     9,880,521    11,370,581
Janus Aspen Global Technology . . . . . . . . . . .     8,149,052     6,156,933
Lord Abbett Growth & Income . . . . . . . . . . . .       754,314       120,608
Lord Abbett Mid Cap Value . . . . . . . . . . . . .       475,381        72,522
MFS Growth Series . . . . . . . . . . . . . . . . .     2,373,900     2,278,158
MFS New Discovery Series. . . . . . . . . . . . . .     2,119,523     3,920,878
MFS Research Series . . . . . . . . . . . . . . . .     1,286,382     2,102,396
MFS Mid Cap Growth. . . . . . . . . . . . . . . . .        93,574        20,084
MFS New Discovery SC. . . . . . . . . . . . . . . .        71,350        17,184
MFS Research SC . . . . . . . . . . . . . . . . . .        87,662        59,377
Oppenheimer Capital Appreciation. . . . . . . . . .       678,119        88,819
Putnam American Government. . . . . . . . . . . . .       200,328        78,585
Putnam International Equity . . . . . . . . . . . .       260,426        55,415
Putnam Investors. . . . . . . . . . . . . . . . . .        76,039        22,367
Putnam Vista. . . . . . . . . . . . . . . . . . . .        19,925         2,242

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                            AT DECEMBER 31,                                DECEMBER 31,
                                  -----------------------------------  ----------------------------------------------------
                                                UNIT                       EXPENSES       INVESTMENT           TOTAL
                                  UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME           RETURN***
        SUBACCOUNT                (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**      HIGHEST TO LOWEST
--------------------------        ------  -----------------  --------  -----------------  -----------  --------------------
Large Cap Growth. . . . .   2003   7,395   $11.87 to $7.19   $ 54,343    1.7% to 1.25%       0.54%        24.07% to 10.92%
                            2002   5,305        5.79           30,736        1.25            0.34             (28.78)
                            2001   4,990    9.11 to 8.13       40,558        1.25            0.35/c/         (18.70)/c/

 Fundamental
 Growth . . . . . . . . .   2003   1,887    12.60 to 9.39      16,899      1.7 to 1          --/b/         30.46 to 12.16
                            2002   1,868     7.20 to 6.97      12,693      1.25 to 1         --/b/       (30.97) to (31.14)
                            2001   2,324    10.43 to 9.86      22,933      1.25 to 1         --/b/       4.30 to (33.11)/c/

Active Bond . . . . . . .   2003  22,416   14.78 to 10.17     258,697      1.7 to 1          4.46          5.42 to (0.39)
                            2002  17,616   14.02 to 11.00     194,087      1.25 to 1         5.30           6.21 to 5.87
                            2001  15,778   13.20 to 10.39     163,939      1.25 to 1         4.26/c/      32.00 to 3.90/c/

Emerging Markets Equity .   2003     747   15.37 to 14.06      10,569     1.7 to 1.25        1.85          54.96 to 36.11
                            2002     570        9.01            5,175        1.25            0.30              (7.92)
                            2001     235    9.85 to 9.81        2,313        1.25            0.32/c/          (1.50)/c/

Financial Industries. . .   2003   2,693   14.67 to 12.13      38,723      1.7 to 1          1.19          24.79 to 13.28
                            2002   3,057   11.76 to 11.60      35,447      1.25 to 1         0.87        (20.27) to (20.44)
                            2001   3,795   14.75 to 10.78      55,345      1.25 to 1         0.69        (18.53) to (18.55)

International Equity Index  2003   1,215    13.89 to 9.49      11,878     1.7 to 1.25        2.51          40.22 to 25.40
                            2002     169        6.77            1,143        1.25            2.55/c/         (18.63)/c/

Small Cap Growth. . . . .   2003   3,112   14.55 to 12.59      38,649      1.7 to 1          --/b/         26.60 to 15.55
                            2002   3,168    11.49 to 9.80      31,113      1.25 to 1         --/b/       (30.87) to (31.07)
                            2001   3,505    16.57 to 9.96      49,788      1.25 to 1         --/b/       65.70 to (13.69)/c/

Health Sciences . . . . .   2003   1,423   12.36 to 10.00      14,433     1.7 to 1.25        0.28          30.10 to 8.98
                            2002   1,128         7.69           8,674        1.25            0.25             (20.97)
                            2001     769    9.75 to 9.73        7,480        1.25            --/b/           (2.70)/c/

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                              DECEMBER 31,
                                -----------------------------------  -------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  -----------------
Overseas Equity . . . .   2003   1,038  $13.75 to $13.32   $ 14,251    1.7% to 1.25%       4.55%      38.12% to 19.89%
                          2002     831        9.96            8,275        1.25            1.31            (7.43)
                          2001     656    10.76 to 8.82       7,065        1.25            1.20            (7.64)

Earnings Growth . . . .   2003  11,313    11.73 to 3.65      42,223     1.7 to 1.25        0.06        23.24 to 11.01
                          2002  12,342        2.96           36,509        1.25            --/b/           (33.18)
                          2001  12,864    4.44 to 4.43       56,981        1.25            --/b/           (37.69)

Mid Cap Value . . . . .   2003     558   13.56 to 13.52       7,568     1.7 to 1.25        0.27/c/    33.23 to 17.99/c/

Large Cap Value . . . .   2003   6,743   12.15 to 12.08      81,506     1.7 to 1.25        1.96         23.95 to 9.94
                          2002   5,096        9.75           49,667        1.25            1.73            (14.32)
                          2001   3,439    11.38 to 9.94      39,125        1.25            1.25/c/       (13.80)/c/

Large Cap Value CORE. .   2003   3,304   12.45 to 10.35      34,398     1.7 to 1.25        1.37        27.27 to 14.94
                          2002   3,340        8.13           27,171        1.25            1.18            (19.27)
                          2001   3,617   10.10 to 10.07      36,432         1.25              1            (5.98)

Fundamental Value . . .   2003   3,533   12.40 to 11.12      39,411     1.7 to 1.25        1.42        27.10 to 13.17
                          2002   3,627        8.75           31,743        1.25            1.27            (18.45)
                          2001   3,926   10.75 to 10.73      42,121         1.25           0.99            (8.13)

Money Market. . . . . .   2003  17,611    12.16 to 9.95     178,169      1.7 to 1          0.96       (0.42) to (0.50)
                          2002  24,998   12.17 to 10.15     253,773      1.25 to 1         1.47         0.30 to 0.50
                          2001  21,414   12.11 to 10.12     216,950      1.25 to 1         0.52/c/    21.10 to 1.20/c/

Small/Mid Cap Growth. .   2003   1,624   23.49 to 14.05      36,753     1.7 to 1.25        --/b/       45.05 to 19.61
                          2002   1,274        16.19          20,622         1.25           --/b/           (22.13)
                          2001   1,194   20.79 to 11.53      24,823         1.25           --/b/            1.56

Bond Index. . . . . . .   2003   8,385   12.57 to 10.04     104,710     1.7 to 1.25        4.71        2.32 to (0.78)
                          2002   8,636        12.28         106,087        1.25            5.32             8.58
                          2001   6,268   11.75 to 11.31      70,904        1.25            5.93             6.40

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                               DECEMBER 31,
                                -----------------------------------  --------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  ------------------
Large Cap
 Growth B . . . . . . .   2003   2,724   $12.13 to $7.13   $ 19,620    1.7% to 1.25%       --/b/       30.09% to 14.82%
                          2002   2,843        5.48           15,585        1.25            --/b/           (32.26)
                          2001   3,305    8.11 to 8.09       26,730        1.25            --/b/           (15.73)

Small/Mid Cap
 CORE . . . . . . . . .   2003   1,571   15.68 to 13.96      24,504     1.7 to 1.25        0.46         43.35 to 24.67
                          2002   1,205        10.94          13,189        1.25            0.50            (16.23)
                          2001     948   13.06 to 11.90      12,379        1.25            0.52             (0.76)

Small Cap Value . . . .   2003   5,005   20.54 to 12.87     100,218     1.7 to 1.25        0.66         36.26 to 18.34
                          2002   4,564        15.07          68,798        1.25            0.61             (7.60)
                          2001   4,203   16.35 to 16.31      68,562        1.25            0.90            17.59/c/

Real Estate Equity. . .   2003   3,465   15.47 to 12.85      53,245     1.7 to 1.25        4.83         35.19 to 21.10
                          2002   2,965        11.44          33,924        1.25            4.73              0.09
                          2001   1,948   11.45 to 11.43      22,269        1.25            5.78              4.38

Growth & Income . . . .   2003  35,129   12.30 to 11.89     247,118      1.7 to 1          1.01         23.11 to 11.03
                          2002  30,324    9.99 to 5.66      171,845      1.25 to 1         0.73       (22.98) to (23.10)
                          2001  33,579    12.97 to 7.36     247,664      1.25 to 1         0.62       29.70 to (26.4)/c/

Managed . . . . . . . .   2003  51,775    11.32 to 9.41     488,875     1.7 to 1.25        3.28         17.53 to 6.90
                          2002  56,403        8.00          451,354        1.25            1.79            (14.35)
                          2001  61,363    9.35 to 9.34      573,043        1.25            2.09             (4.01)

Total Return Bond . . .   2003     768   10.11 to 10.08       7,760     1.7 to 1.25        0.93/c/    1.35 to (1.19)/c/

Short-Term Bond . . . .   2003   7,520   15.04 to 10.01     110,488     1.7 to 1.25        3.67         1.49 to (0.34)
                          2002   6,809        14.82         100,929        1.25            4.28              4.37
                          2001   4,685   14.20 to 11.54      66,549        1.25            5.17              6.69

Small Cap Emerging
 Growth . . . . . . . .   2003   1,344    14.35 to 8.23      11,258     1.7 to 1.25        0.11         46.98 to 27.03
                          2002   1,092        5.60            6,119        1.25            0.19            (29.11)
                          2001   1,037    7.91 to 7.90        8,194        1.25            0.14             (4.93)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                               FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                               DECEMBER 31,
                                -----------------------------------  ---------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT           TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME           RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**      HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  -------------------
International
 Opportunities. . . . .   2003  3,057    $13.14 to $8.90   $ 27,078     1.7% to 1%         1.52%       31.05% to 14.88%
                          2002  2,851     6.79 to 6.72       19,175      1.25 to 1         0.59         0.89 to (19.33)
                          2001    569     8.55 to 8.33        4,739        1.25            0.22/c/        (16.70)/c/

Equity Index. . . . . .   2003  7,138    14.24 to 12.12     119,791      1.7 to 1          2.58         27.14 to 12.69
                          2002  6,192    13.49 to 11.20      83,435      1.25 to 1         1.38       (23.08) to (23.27)
                          2001  6,499     17.58 to 8.67     114,127      1.25 to 1         1.26       75.80 to (13.06)/c/

High Yield Bond . . . .   2003  4,835     10.68 to 9.90      48,111     1.7 to 1.25        6.84          15.07 to 4.62
                          2002  3,122         8.60           26,855        1.25            9.90             (5.70)
                          2001  2,743     9.12 to 9.10       25,019        1.25            9.64              0.88

Global Bond . . . . . .   2003  2,882    13.85 to 10.93      39,103     1.7 to 1.25        5.77          14.46 to 4.49
                          2002  2,184         12.10          26,433        1.25            5.97               17.36
                          2001  1,001    10.32 to 10.31      10,318        1.25            9.33             (2.74)

Turner Core Growth. . .   2003     18         6.23              112        1.25            0.34              32.93
                          2002      6         4.68               27        1.25            0.29             (27.44)
                          2001      2     6.47 to 6.45           13        1.25            0.20            (35.50)/c/

Brandes International
 Equity . . . . . . . .   2003     32    14.85 to 11.62         388     1.6 to 1.25        1.70          45.59 to 9.57
                          2002     14         7.98              111        1.25            1.37             (16.35)
                          2001      8     9.56 to 9.54           80        1.25            2.07             (13.82)

Frontier Capital
 Appreciation . . . . .   2003     13    14.55 to 10.40         154     1.6 to 1.25        --/b/         53.96 to 9.18
                          2002      6         6.75               42        1.25            --/b/            (26.33)
                          2001      4     9.17 to 9.15           41        1.25            --/b/             (2.24)

Business Opportunity
 Value. . . . . . . . .   2003      6         9.97               62        1.25            1.14              28.05
                          2002      2         7.78               12        1.25            1.60/c/        (14.79)/c/


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                             FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                              DECEMBER 31,
                                ----------------------------------  -------------------------------------------------
                                              UNIT                      EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  -------  -----------------  -----------  -----------------
AIM V.I. Premier
 Equities Series. . . .   2003  9,136    $11.77 to $7.29   $66,710    1.6% to 1.25%       0.33%      23.54% to 10.30%
                          2002  6,842         5.90          40,385        1.25            0.30            (31.16)
                          2001  7,993      8.59 to 8.57     68,492        1.25            0.17            (13.61)

AIM V.I. Capital
 Development Series . .   2003    254     12.84 to 9.93      2,594     1.7 to 1.45        --/b/        33.37 to 9.57
                          2002     81         7.45             607        1.25            --/b/         (24.44)/c/

Alliance Growth & Income  2003    187       10.52/d/         1,968       1.25/d/          0.81/d/        30.54/d/
                          2002    149         8.06           1,199        1.25            0.54            (23.24)
                          2001      6         10.50             67        1.25            --/b/           5.00/c/

Alliance Premier
 Growth . . . . . . . .   2003     47        9.05/d/           421       1.25/d/          --/bd/         21.85/d/
                          2002     32         7.34             234        1.25            --/b/           (31.71)
                          2001      2         10.88             19        1.25            --/b/           8.80/c/

Delaware Small
 Value. . . . . . . . .   2003     56       14.43/d/           810       1.25/d/          0.22/d/        39.90/d/
                          2002     41         10.31            428        1.25            0.50            (6.95)
                          2001      2         11.08             20        1.25            --/b/          10.80/c/

Delaware Trend. . . . .   2003      8       12.08/d/            97       1.25/d/          --/bd/         33.11/d/
                          2002      6         9.08              50        1.25            --/b/           (21.04)
                          2001  --/a/         11.50              1        1.25            --/b/          15.00/c/

Dreyfus Mid Cap Stock .   2003     53       12.45/d/           659       1.25/d/          0.18/d/        29.84/d/
                          2002     40         9.59             384        1.25            0.35            (13.76)
                          2001      3         11.12             35        1.25            0.41/c/        11.20/c/

Dreyfus Emerging Leaders  2003     21       13.00/d/           277       1.25/d/          --/bd/         45.34/d/
                          2002     16         8.94             142        1.25            --/b/           (21.09)
                          2001      1         11.33             13        1.25            --/b/          13.30/c/


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                             FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                              DECEMBER 31,
                                ----------------------------------  -------------------------------------------------
                                              UNIT                      EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  -------  -----------------  -----------  -----------------
Fidelity VIP II
 Contrafund . . . . . .   2003  7,416   $12.38 to $10.49   $78,443    1.7% to 1.25%       0.33%      26.76% to 16.44%
                          2002  6,347          8.28         52,538        1.25            0.72            (10.49)
                          2001  6,215     9.28 to 9.25      57,519        1.25            0.42            (13.47)

Fidelity VIP Growth . .   2003  7,657         7.76          59,447        1.25            0.20             31.14
                          2002  8,404         5.92          49,761        1.25            0.15            (31.08)
                          2001  8,939     8.61 to 8.59      76,779        1.25            --/b/           (18.73)

Fidelity VIP II
 Overseas Equity. . . .   2003  2,183     14.53 to 8.62     19,254     1.7 to 1.25        0.72        41.40 to 23.71
                          2002  2,157         6.10          13,147        1.25            0.72            (21.29)
                          2001  2,147     7.77 to 7.75      16,640        1.25            4.06            (22.27)

Fidelity VIP
 Overseas SC2 . . . . .   2003     58       11.57/d/           669       1.25/d/          0.35/d/        41.26/d/
                          2002     30         8.19             248        1.25            0.31            (21.48)
                          2001      2         10.43             24        1.25            --/b/           4.30/c/

Fidelity VIP
 Growth SC2 . . . . . .   2003     89        9.75/d/           864       1.25/d/          0.08           30.89/d/
                          2002     53         7.45             395        1.25            0.04            (31.15)
                          2001      1         10.82             10        1.25            --/b/           8.20/c/

Franklin Mutual
 Shares Sec Cl 2. . . .   2003     62       11.39/d/           706       1.25/d/          0.96           23.59/d/
                          2002     46         9.21             427        1.25            0.70            (12.95)
                          2001      2         10.58             22        1.25            --/b/           5.80/c/
Franklin Small
 Cap Cl 2 . . . . . . .   2003     51       10.99/d/           557       1.25/d/          --/bd/         35.54/d/
                          2002     28         8.11             227        1.25            0.25            (29.36)
                          2001      1         11.48             15        1.25            --/b/          14.80/c/

Franklin US
 Government II Cl 2 . .   2003    299       10.82/d/         3,236       1.25/d/          5.48/d/         0.94/d/
                          2002    185         10.72          1,984        1.25            4.41             8.39
                          2001      8         9.89              76        1.25            --/b/          (1.10)/c/


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                              DECEMBER 31,
                                -----------------------------------  -------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  -----------------
Janus Aspen Worldwide
 Growth . . . . . . . .   2003  1,597    $12.41 to $6.19   $ 9,995     1.6% to 1.25%       0.83%       22.14% to 9.48%
                          2002  1,880         5.01           9,524         1.25            0.59            (26.52)
                          2001  1,848     6.91 to 6.90      12,763         1.25            0.37            (23.59)

Janus Aspen Global
 Technology . . . . . .   2003    179    13.67 to 13.63      2,446      1.7 to 1.25        --/b/      32.62 to 16.72/c/

Lord Abbett
 Growth & Income. . . .   2003    123       11.53/d/        1,422/d/      1.25/d/          0.88/d/        29.39/d/
                          2002     57         8.91             505         1.25            1.44            (16.81)
                          2001      2         10.71             18         1.25            --/b/           7.10/c/

Lord Abbett Mid
 Cap Value. . . . . . .   2003     73       11.81/d/          864/d/      1.25/d/          0.67/d/        23.20/d/
                          2002     32         9.58             305         1.25            0.93            (10.38)
                          2001      2         10.69             23         1.25            --/b/           6.90/c/

MFS Growth
 Series . . . . . . . .   2003  2,445     11.48 to 7.46     18,468      1.7 to 1.25        --/b/        21.51 to 2.45
                          2002  2,456         6.14          15,080         1.25            --/b/           (28.44)
                          2001  2,881     8.60 to 8.58      24,718         1.25            0.77            (25.07)

MFS New Discovery Series  2003  1,401         12.35         17,302         1.25            --/b/            32.05
                          2002  1,549         9.35          14,489         1.25            --/b/           (32.49)
                          2001  1,557    13.89 to 13.85     21,565         1.25            2.75            (6.23)

MFS Research
 Series . . . . . . . .   2003  1,450     11.84 to 7.95     11,575      1.6 to 1.25        0.67         23.16 to 6.31
                          2002  1,572         6.46          10,151         1.25            0.28            (25.49)
                          2001  1,780     8.69 to 8.67      15,424         1.25            1.06            (22.17)

MFS Mid Cap
 Growth . . . . . . . .   2003     47        8.27/d/          390/d/      1.25/d/          --/bd/         34.92/d/
                          2002     36         6.13             221         1.25            --/b/           (44.12)
                          2001  --/a/         10.97              4         1.25            --/b/           9.70/c/


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                              DECEMBER 31,
                                ----------------------------------   -------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  -----------------
MFS New
 Discovery SC . . . . .   2003    16        $10.56/d/      $ 169/d/      1.25%/d/          --%/bd/        31.77%/d/
                          2002    10          8.01             77          1.25            --/b/           (32.69)
                          2001   --/a/        11.90             3          1.25            --/b/          19.00/c/

MFS Research SC . . . .   2003    20         9.82/d/         192/d/       1.25/d/          0.36/d/        22.84/d/
                          2002    16          7.99            130          1.25             0.08           (25.67)
                          2001     1          10.75             7          1.25            --/b/           7.50/c/

Oppenheimer Capital
 Appreciation . . . . .   2003   169        10.11/d/        1,713/d/      1.25/d/          0.28/d/        29.08/d/
                          2002    96          7.83            753          1.25             0.32           (27.97)
                          2001     8          10.87            87          1.25            --/b/           8.70/c/

Putnam American
 Government . . . . . .   2003    25        10.67/d/         267/d/       1.25/d/          1.80/d/         0.29/d/
                          2002    14          10.64           151          1.25             1.49            7.47
                          2001   --/a/        9.90              1          1.25            --/b/          (1.00)/c/

Putnam International
 Equity . . . . . . . .   2003    66        10.93/d/         727/d/       1.25/d/          0.77/d/        26.93/d/
                          2002    43          8.61            366          1.25             0.39           (18.70)
                          2001     4          10.59            38          1.25            --/b/           5.90/c/

Putnam Investors. . . .   2003    15         9.98/d/         145/d/       1.25/d/          0.37/d/        25.56/d/
                          2002     8          7.95             64          1.25             0.14           (24.93)
                          2001   --/a/        10.59             5          1.25            --/b/           5.90/c/

Putnam Vista. . . . . .   2003    10        10.32/d/         105/d/       1.25/d/          --/bd/         31.51/d/
                          2002     8          7.85             62          1.25            --/b/           (31.44)
                          2001     1          11.45            17          1.25            --/b/          14.50/c/


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets.
    These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Total accumulation units not greater than 500 units.

b   Portfolio distributed no dividends during the period.

c   Inception date of Subaccount operations are as follows:

d   For the year ended December 31, 2003, the Subaccount had one share class.

SUBACCOUNT                                                                      2003         2002                  2001
----------                                                                   -----------  -----------  ---------------------------
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      November 15
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      November 15
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      November 15
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      November 15
Active Bond Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . .                                May 1 and November 15,
                                                                                                               respectively
Emerging Markets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         May 1
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         May 1
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         May 1
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         May 1
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                May 1 and November 15,
                                                                                                               respectively
Alliance Growth & Income . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Alliance Premier Growth. . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Delaware Small Value . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Delaware Trend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Dreyfus Emerging Leaders . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Dreyfus Mid Cap Stock. . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Fidelity VIP Growth SC2. . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Fidelity VIP Overseas SC2. . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Franklin Mutual Shares Sec . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Franklin Small Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Franklin US Government II. . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Lord Abbett Growth & Income. . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
Lord Abbett Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
MFS Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22
MFS New Discovery SC . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      October 22

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

SUBACCOUNT                    2003          2002                 2001
----------                 -----------  -------------  ----------------------
MFS Research SC. . . . .                                      October 22
Oppenheimer Capital                                           October 22
 Appreciation. . . . . .
Putnam American                                               October 22
 Government. . . . . . .
Putnam International                                          October 22
 Growth. . . . . . . . .
Putnam Investors . . . .                                      October 22
Putnam Vista . . . . . .                                      October 22
International Equity                        May 6
 Index . . . . . . . . .
AIM V.I. Capital                            May 3
 Development Series. . .
M Fund Business                            June 26
 Opportunity Value . . .
International                             September
 Opportunities . . . . .                     16
Mid Cap Value. . . . . .      May 2
Total Return Bond. . . .      May 5
Janus Aspen Global            May 5
 Technology. . . . . . .

   .

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts. In 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 25, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                          CONSOLIDATED BALANCE SHEETS



                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2003-$1,512.8; 2002-$1,777.2). . . . . . . . . . . .   $ 1,488.7   $ 1,727.0
 Available-for-sale-at fair value (cost:
  2003-$43,907.7; 2002-$41,206.5). . . . . . . . . . .    46,482.1    42,046.3
Equity securities:
 Available-for-sale-at fair value (cost: 2003-$249.9;
  2002-$307.5) . . . . . . . . . . . . . . . . . . . .       333.1       349.6
 Trading securities-at fair value (cost: 2003-$0.1;
  2002-$0.3) . . . . . . . . . . . . . . . . . . . . .         0.6         0.7
Mortgage loans on real estate. . . . . . . . . . . . .    10,871.1    10,296.5
Real estate. . . . . . . . . . . . . . . . . . . . . .       123.8       255.3
Policy loans . . . . . . . . . . . . . . . . . . . . .     2,019.2     2,014.2
Short-term investments . . . . . . . . . . . . . . . .        31.5       137.3
Other invested assets. . . . . . . . . . . . . . . . .     2,912.2     2,839.1
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .    64,262.3    59,666.0
Cash and cash equivalents. . . . . . . . . . . . . . .     2,626.9       897.0
Accrued investment income. . . . . . . . . . . . . . .       700.5       743.2
Premiums and accounts receivable . . . . . . . . . . .       104.1       114.1
Deferred policy acquisition costs. . . . . . . . . . .     3,420.7     3,352.6
Reinsurance recoverable - Note 11. . . . . . . . . . .     2,677.3     2,958.9
Other assets . . . . . . . . . . . . . . . . . . . . .     2,786.9     2,660.3
Separate account assets. . . . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $95,948.3   $87,807.0
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $38,451.0   $34,233.8
Policyholders' funds . . . . . . . . . . . . . . . . .    21,693.5    22,571.0
Consumer notes - Note 8. . . . . . . . . . . . . . . .     1,550.4       290.2
Unearned revenue . . . . . . . . . . . . . . . . . . .       406.9       368.9
Unpaid claims and claim expense reserves . . . . . . .       166.5       160.7
Dividends payable to policyholders . . . . . . . . . .       440.0       463.0
Short-term debt - Note 8 . . . . . . . . . . . . . . .       104.0        99.5
Long-term debt - Note 8. . . . . . . . . . . . . . . .       609.4       703.9
Income taxes - Note 6. . . . . . . . . . . . . . . . .     1,534.1       925.0
Other liabilities. . . . . . . . . . . . . . . . . . .     4,034.9     4,397.3
Separate account liabilities . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    88,360.3    81,628.2
Minority interest - Note 10. . . . . . . . . . . . . .         5.1         7.3
Commitments and contingencies - Note 13
Shareholder's Equity - Note 14
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding. . . . . . . . . . . . . .        10.0        10.0
Additional paid in capital . . . . . . . . . . . . . .     4,763.2     4,763.2
Retained earnings. . . . . . . . . . . . . . . . . . .     1,332.1       956.1
Accumulated other comprehensive income . . . . . . . .     1,477.6       442.2
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     7,582.9     6,171.5
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                 YEARS ENDED DECEMBER 31,
                                              ------------------------------
                                                2003       2002        2001
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $2,039.4   $1,984.2    $2,351.9
Universal life and investment-type product
 charges. . . . . . . . . . . . . . . . . .      639.2      606.0       600.8
Net investment income - Note 3. . . . . . .    3,799.4    3,581.0     3,646.2
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder
 dividend obligation ($(55.8), $(74.1) and
 $(4.1), respectively) -
 Notes 1, 3 and 12. . . . . . . . . . . . .       58.2     (450.5)     (245.8)
Investment management revenues, commissions
 and other fees . . . . . . . . . . . . . .      500.0      530.6       606.6
Other revenue . . . . . . . . . . . . . . .      269.9      241.5       185.8
                                              --------   --------    --------
 Total revenues . . . . . . . . . . . . . .    7,306.1    6,492.8     7,145.5
BENEFITS AND EXPENSES
Benefits to policyholders, excluding amounts
 related to net realized investment and
 other gains (losses) credited to
 participating pension contractholders and
 the policyholder dividend obligation
 ($(61.9), $(35.2) and $25.3, respectively)
 - Notes 1, 3 and 12. . . . . . . . . . . .    3,849.2    3,805.2     4,328.1
Other operating costs and expenses. . . . .    1,406.0    1,250.5     1,249.3
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains
 (losses) ($6.1, $(38.9), and $(29.4),
 respectively) - Notes 1, 3 and 12 .  . . .      298.3      313.4       249.0
Dividends to policyholders. . . . . . . . .      537.8      556.2       551.7
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    6,091.3    5,925.3     6,378.1
Income before income taxes and cumulative
 effect of accounting changes . . . . . . .    1,214.8      567.5       767.4
Income taxes - Note 6 . . . . . . . . . . .      345.3      108.6       200.7
                                              --------   --------    --------
Income before cumulative effect of
 accounting changes . . . . . . . . . . . .      869.5      458.9       566.7
Cumulative effect of accounting changes, net
 of income tax - Note 1 . . . . . . . . . .     (279.0)        --         7.2
                                              --------   --------    --------
Net income. . . . . . . . . . . . . . . . .   $  590.5   $  458.9       573.9
                                              ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                         ACCUMULATED
                                 ADDITIONAL                 OTHER          TOTAL
                        COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                        STOCK   IN CAPITAL   EARNINGS   INCOME (LOSS)     EQUITY          SHARES
                        ------  -----------  ---------  -------------  -------------  --------------
                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . .   $10.0    $4,764.6    $  284.3     $   66.7       $5,125.6         1,000
Demutualization
 transaction. . . . .                (1.2)                                   (1.2)
Comprehensive income:
 Net income . . . . .                           573.9                       573.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment losses .                                        (81.1)         (81.1)
 Foreign currency
  translation
  adjustment. . . . .                                          1.0            1.0
 Minimum pension
  liability . . . . .                                         15.2           15.2
 Cash flow hedges . .                                         (3.8)          (3.8)
                                                                         --------
Comprehensive income.                                                       505.2
Dividend paid to
 parent company . . .                          (250.0)                     (250.0)
Change in accounting
 principles . . . . .                                        227.6          227.6
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2001 . . . . . .   $10.0    $4,763.4    $  608.2     $  225.6       $5,607.2         1,000
                        =====    ========    ========     ========       ========         =====
Demutualization
 transaction. . . . .                (0.2)                                   (0.2)
Comprehensive income:
 Net income . . . . .                           458.9                       458.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. .                                         65.7           65.7
 Minimum pension
  liability . . . . .                                        (24.4)         (24.4)
 Cash flow hedges . .                                        175.3          175.3
                                                                         --------
Comprehensive income.                                                       675.5
Dividends paid to
 parent company . . .                          (111.0)                     (111.0)
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2002 . . . . . .   $10.0    $4,763.2    $  956.1     $  442.2       $6,171.5         1,000
                        =====    ========    ========     ========       ========         =====
Comprehensive income:
 Net income . . . . .                           590.5                       590.5
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. .                                        919.7          919.7
 Foreign currency
  translation
  adjustment. . . . .                                         (0.1)          (0.1)
 Minimum pension
  liability . . . . .                                        (15.8)         (15.8)
 Cash flow hedges . .                                         31.7           31.7
                                                                         --------
Comprehensive income.                                                     1,526.0
Dividends paid to
 parent company . . .                          (214.5)                     (214.5)
Change is accounting
 principle. . . . . .                                         99.9           99.9
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2003 . . . . . .   $10.0    $4,763.2    $1,332.1     $1,477.6       $7,582.9         1,000
                        =====    ========    ========     ========       ========         =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              YEARS ENDED DECEMBER 31,
                                        ------------------------------------
                                           2003         2002          2001
                                        -----------  -----------  -------------
                                                   (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . . . . . . .   $    590.5   $    458.9    $    573.9
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Amortization of discount - fixed
  maturities. . . . . . . . . . . . .         17.8        (78.3)       (134.0)
 Net realized investment and other
  (gains) losses. . . . . . . . . . .        (58.2)       450.5         245.8
 Change in accounting principles. . .        279.0           --          (7.2)
 Change in deferred policy acquisition
  costs . . . . . . . . . . . . . . .       (227.7)      (194.1)       (204.0)
 Depreciation and amortization. . . .         42.4         47.4          72.1
 Net cash flows from trading
  securities. . . . . . . . . . . . .          0.1          0.7           0.2
 Decrease (increase) in accrued
  investment income . . . . . . . . .         42.7          2.7         (46.5)
 Decrease in premiums and accounts
  receivable. . . . . . . . . . . . .         10.0          3.1          11.8
 Increase in other assets and other
  liabilities, net. . . . . . . . . .       (199.4)      (308.4)       (252.1)
 Increase in policy liabilities and
  accruals, net . . . . . . . . . . .      2,452.3      2,086.8       2,323.7
 Increase (decrease) in income taxes.       (107.1)        (2.7)        191.2
                                        ----------   ----------    ----------
  Net cash provided by operating
     activities . . . . . . . . . . .      2,842.4      2,466.6       2,774.9
Cash flows used in investing
 activities:
 Sales of:
  Fixed maturities available-for-sale     11,064.6      4,897.1      16,058.9
  Equity securities available-for-sale       279.4        316.4         614.6
  Real estate . . . . . . . . . . . .        164.4        127.7          53.8
  Short-term investments and other
     invested assets. . . . . . . . .        500.0        458.7         113.4
  Home office properties. . . . . . .        887.6           --            --
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity .        227.5        214.2         241.8
  Fixed maturities available-for-sale      3,375.7      2,720.1       3,087.0
  Short-term investments and other
     invested assets. . . . . . . . .        155.3        149.3         168.4
  Mortgage loans on real estate . . .      1,395.0      1,520.6       1,342.0
 Purchases of:
  Fixed maturities held-to-maturity .        (69.5)       (27.6)        (66.7)
  Fixed maturities available-for-sale    (17,443.6)   (12,984.7)    (26,321.9)
  Equity securities available-for-sale       (90.9)       (90.9)       (285.8)
  Real estate . . . . . . . . . . . .        (33.4)        (8.1)        (52.8)
  Short-term investments and other
     invested assets. . . . . . . . .     (1,127.7)    (1,369.2)       (448.5)
Mortgage loans on real estate issued.     (2,092.6)    (2,036.5)     (1,204.5)
Net cash (paid) received related to
 acquisition of businesses. . . . . .         93.7           --         (28.2)
Net cash paid related to sale of
 businesses . . . . . . . . . . . . .       (188.4)          --            --
Other, net. . . . . . . . . . . . . .        (65.7)       (99.7)        177.4
                                        ----------   ----------    ----------
 Net cash used in investing activities  $ (2,968.6)  $ (6,212.6)   $ (6,551.1)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                               YEARS ENDED DECEMBER 31,
                                           ---------------------------------
                                             2003        2002         2001
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
Cash flows from financing activities:
 Dividend paid to parent company . . . .   $  (100.0)  $  (111.0)   $  (250.0)
 Universal life and investment-type
  contract deposits. . . . . . . . . . .     7,681.5     8,999.4     10,520.3
 Universal life and investment-type
  contract maturities and withdrawals. .    (6,970.5)   (5,505.4)    (8,271.8)
 Issuance of consumer notes. . . . . . .     1,260.2       290.2           --
 Issuance of short-term debt . . . . . .       148.9        92.8        105.4
 Issuance of long-term debt. . . . . . .          --        20.0          6.5
 Repayment of short-term debt. . . . . .      (158.0)     (110.6)       (23.0)
 Repayment of long-term debt . . . . . .        (6.0)      (57.7)       (29.9)
 Net decrease in commercial paper. . . .          --          --       (222.3)
                                           ---------   ---------    ---------
 Net cash provided by financing
  activities . . . . . . . . . . . . . .     1,856.1     3,617.7      1,835.2
                                           ---------   ---------    ---------
 Net increase (decrease) in cash and cash
  equivalents. . . . . . . . . . . . . .     1,729.9      (128.3)    (1,941.0)
Cash and cash equivalents at beginning of
 year. . . . . . . . . . . . . . . . . .       897.0     1,025.3      2,966.3
                                           ---------   ---------    ---------
Cash and cash equivalents at end of year   $ 2,626.9   $   897.0    $ 1,025.3
                                           =========   =========    =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Life Insurance Company, (the Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services (JHFS).

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This Form 10-K does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

RECENT ACQUISITION / DISPOSAL ACTIVITY

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2001.


                                             YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------------------
                           2003                   2002                   2001
                         PROFORMA      2003     PROFORMA      2002     PROFORMA       2001
                        -----------  --------  -----------  --------  -----------  ----------
                                                   (IN MILLIONS)
                        (UNAUDITED)            (UNAUDITED)            (UNAUDITED)
                        -----------            -----------            -----------
Revenue . . . . . . .    $7,261.3    $7,306.1   $6,406.9    $6,492.8   $7,043.5     $7,145.5
Net income. . . . . .    $  587.7    $  590.5   $  463.3    $  458.9   $  582.0     $  573.9



Acquisitions:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc. (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003 and closed November 4, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

INVESTMENTS

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed.
  The carrying value of the Company's other real estate to be disposed of was $28.5 million and $143.8 million at December 31, 2003 and 2002, respectively and is reported in real estate in the Investment section of the consolidated balance sheets. On March 14, 2003 the Company sold three of it Home Office complex properties and entered into a long-term lease on its parking garage to Beacon Capital Partners for $910.0 million. See Note 9 - Sale\Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sale commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are
recorded as unearned revenue.   For non-participating term life and long-term
care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%, we increased certain fee rates on these policies (the variable services trust (VST) fee increase). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $298.3 million, $313.4 million and $249.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 11 - Reinsurance for additional disclosures regarding this topic.

GOODWILL AND OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill was no longer amortized, rather it is reviewed for impairment annually using valuation models based on earnings and book value multiples referencing similar multiples of publicly traded peers. Goodwill is also reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

The Company records intangible assets representing the present value of estimated future profits of insurance policies enforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and are included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using a testing regimen similar to that used for goodwill. Refer to Note 18 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.0% for individual annuity liabilities and from 1.1% to 13.8% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products and from 1.1% to 13.8% for investment-type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
Liabilities for policyholders' funds
Guaranteed investment contracts. . . . . . . . . . . .   $ 4,770.2   $ 5,952.4
U.S. funding agreements. . . . . . . . . . . . . . . .       144.4       143.4
Global funding agreements backing medium-term notes. .    11,908.1    12,264.7
Other investment-type contracts. . . . . . . . . . . .     2,485.2     2,274.3
                                                         ---------   ---------
 Total liabilities for investment-type contracts . . .    19,307.9    20,634.8
Liabilities for individual annuities . . . . . . . . .        60.5        54.8
Universal life and other reserves. . . . . . . . . . .     2,325.1     1,881.4
                                                         ---------   ---------
 Total liabilities for policyholders' funds. . . . . .   $21,693.5   $22,571.0
                                                         =========   =========


GLOBAL FUNDING AGREEMENTS

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2003 and 2002, the Company had $12.5 billion and $12.0 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE and a third party to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE and a third party to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2003 and 2002, there was $3.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, and expanded again to $12.5 billion in June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2003 and 2002, there was $8.7 billion and $8.2 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

At December 31, 2003, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2004 - $2,104.5 million; 2005 - $2,547.0 million; 2006 - $2,884.6 million; 2007 - $661.6 million; 2008 - $1,448.2; 2009 and thereafter - $2,860.6 million.

PARTICIPATING INSURANCE

Participating business represents approximately 80.9%, 81.6% and 76.6% of the Company's life insurance in force, 96.2%. 96.3% and 98.1%, of the number of life insurance policies in force, and 94.3%, 92.5% and 92.1%, of life insurance premiums in 2003, 2002 and 2001, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

STOCK-BASED COMPENSATION

The Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for stock-based
compensation grants made prior to January 1, 2003.   Prior to January 1, 2003
the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, The Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," and is utilizing the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. The following table illustrates the pro forma effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, to all stock-based employee compensation.

                                                                     YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                      2003     2002      2001
                                                                     ------   ------    ------
                                                                           (IN MILLIONS)
Net income, as reported. . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Add: Stock-based employee compensation expense included in
 reported net income, net of related tax effects. . . . . . . .. .     14.4      3.5       1.0

Deduct: Total stock-based employee compensation expense
 determined under fair value method for all awards, net of
 related tax effects (unaudited) . . . . . . . . . . . . . . . . .     39.5     57.6      34.3
                                                                     ------   ------    ------
Pro forma net income (unaudited) . . . . . . . . . . . . . . . . .   $565.4   $404.8    $540.6
                                                                     ======   ======    ======


FEDERAL INCOME TAXES

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 - Income Taxes for additional disclosures on this topic.

FOREIGN CURRENCY TRANSLATION

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

SEVERANCE

During 2003, the Company continued its ongoing Competitive Position Project (the project). This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and continued through early 2004. The project consists primarily of reducing staff in the Home Office and terminating certain operations outside the home office.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Since the inception of the project as well as from similar initiatives such as our information technology outsourcing and the sale of the Home Office real estate, approximately 1,530 employees have been terminated or identified for termination. Benefits paid since the inception of the project were $107.3 million through December 31, 2003. As of December 31, 2003 and 2002, the liability for employee termination costs, included in other liabilities was $12.0 million and $12.4 million, respectively. Employee termination costs, net of related pension curtailment and other post employment benefit related gains, are included in other operating costs and expenses and were $13.0 million, $18.6 million and $40.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. The total employee termination costs for year ended December 31, 2003 included an estimated $5.0 million for planned terminations related to our information technology outsourcing.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to its discussion in the Recent Accounting Pronouncements section below.

Statement of Financial Accounting Standards No. 87- Employers' accounting for pensions

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that respond more quickly to changes in the market value of the plan assets while providing some measure to mitigate the impact of extreme short term swings in those market values. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million) related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the year ended December 31, 2001, assuming this change in accounting had taken place as of the beginning of 2001, would not be materially different from the reported results.

Statement of Financial Accounting Standards No. 133 - Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

 On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003)-Consolidation of Variable Interest Entities, an Interpretation of ARB
No. 51

In December, 2003, the FASB re-issued Interpretation 46 "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not identifiable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are typified by the defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities (SPEs), and otherwise will be applicable at March 31, 2004,

The Company has categorized its FIN 46R consolidation candidates into three categories- 1) Collateral Debt Obligation funds we manage (CDO funds or CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, therefore the adoption of FIN 46R for the CDO funds had no impact on the Company's consolidated financial position, results of operations or cash flows.
 The Company is re-evaluating whether it should consolidate any of the Properties based on FIN 46R, and is still evaluating the Other Entities, and is also evaluating the future potential impact of consolidating any of them.

Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4-Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1).
 SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150).
 SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an
obligation by issuing more equity shares.   The adoption of SFAS No. 150 had no
impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness
of the Obligor under Those Instruments" (DIG B36).   DIG B36 addresses whether
SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income.
 The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset.
 Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. The adoption of DIG B36 resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change.

Statement of Financial Accounting Standards No. 148 -- Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002 for its participation in JHFS' stock compensation plans. In 2003 JHFS granted 630,000 stock options to senior management of the Company and the Company recorded $1.2 million, net of tax of $0.6 million, of related compensation expense. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1-Summary of Significant Accounting Policies, Stock-Based Compensation above.

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No. 25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 13-Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 146-Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 142-Goodwill and Other Intangible Assets

 In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

EITF Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

 In September 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities, which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 141-Business Combinations

 In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001. Adoption of SFAS No. 141 had no impact on the Company's consolidated financial position, results of operations or cash flows.

EITF Issue No. 99-20-Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's consolidated financial position, results of operations or cash flows.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $21.0 million, $23.0 million and $28.5 million for the years ending December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003, JHFS was current in its payments to the Company related to these services.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $5.7 million, $6.9 million and $8.4 million during the years ended December 31, 2003, 2002 and 2001, respectively.

During the years ended December 31, 2003 and 2002, the Company paid $24.8 million and $180.0 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $994.5 million and $1,631.5 million at December 31, 2003 and 2002, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $1,421.1 million and $2,043.7 million at December 31, 2003 and 2002, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $868.7 million, $596.8 million and $740.8 million during the years ended December 31, 2003, 2002 and 2001 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $157.2 million and $98.6 million at December 31, 2003 and 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the years ended December 31, 2003 and 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    YEARS ENDED DECEMBER 31,
                                                 -------------------------------
                                                   2003       2002        2001
                                                 ---------  ---------  ---------
                                                         (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities . . . . . . . . . . . . . . .   $3,228.7   $3,017.3    $2,721.2
Equity securities. . . . . . . . . . . . . . .       19.7       10.6        29.7
Mortgage loans on real estate. . . . . . . . .      772.0      775.8       774.4
Real estate. . . . . . . . . . . . . . . . . .       57.8       72.1        67.7
Policy loans . . . . . . . . . . . . . . . . .      123.0      120.1       118.4
Short-term investments . . . . . . . . . . . .       16.5       20.5        73.9
Other. . . . . . . . . . . . . . . . . . . . .     (230.2)    (210.4)      101.4
                                                 --------   --------    --------
Gross investment income. . . . . . . . . . . .    3,987.5    3,806.0     3,886.7
 Less investment expenses. . . . . . . . . . .      188.1      225.0       240.5
                                                 --------   --------    --------
Net investment income. . . . . . . . . . . . .   $3,799.4   $3,581.0    $3,646.2
                                                 --------   --------    --------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
Fixed maturities . . . . . . . . . . . . . . .   $ (392.8)  $ (660.9)   $ (392.6)
Equity securities. . . . . . . . . . . . . . .       69.9      101.2       165.7
Mortgage loans on real estate and real estate
 to be disposed of . . . . . . . . . . . . . .      244.1       (7.9)      (71.2)
Derivatives and other invested assets. . . . .       81.2       43.0        48.2
Amortization adjustment for deferred policy
 acquisition costs . . . . . . . . . . . . . .       (6.1)      38.9        29.4
Amounts credited to the policyholder dividend
 obligation. . . . . . . . . . . . . . . . . .       58.5       11.9        17.0
Amounts credited to participating pension
 contractholders . . . . . . . . . . . . . . .        3.4       23.3       (42.3)
                                                 --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders . . . .   $   58.2   $ (450.5)   $ (245.8)
                                                 ========   ========    ========


Gross gains of $606.9 million in 2003, $320.0 million in 2002 and $433.1 million in 2001 and gross losses of $233.8 million in 2003, $176.0 million in 2002 and $150.6 million in 2001, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below for the years indicated:

                                                                     GROSS       GROSS
                                                        AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                          COST       GAINS       LOSSES       VALUE
                                                        ---------  ----------  ----------  -----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,144.5   $   21.3    $   18.3    $ 1,147.5
Mortgage-backed securities. . . . . . . . . . . . . .       344.2       21.5         0.4        365.3
Obligations of states and political subdivisions. . .          --         --          --           --
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,488.7   $   42.8    $   18.7    $ 1,512.8
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $36,122.2   $2,698.7    $  304.1    $38,516.8
Mortgage-backed securities. . . . . . . . . . . . . .     6,852.0      284.0       143.4      6,992.6
Obligations of states and political subdivisions. . .       413.1       17.2         1.2        429.1
Debt securities issued by foreign governments . . . .       233.7       21.8         1.3        254.2
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       286.7        4.1         1.4        289.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    43,907.7    3,025.8       451.4     46,482.1
Equity securities . . . . . . . . . . . . . . . . . .       249.9       83.6         0.4        333.1
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $44,157.6   $3,109.4    $  451.8    $46,815.2
                                                        =========   ========    ========    =========

DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
Mortgage-backed securities. . . . . . . . . . . . . .       533.3       30.0         7.6        555.7
Obligations of states and political subdivisions. . .         4.1        0.1          --          4.2
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $33,569.7   $1,815.7    $1,156.2    $34,229.2
Mortgage-backed securities. . . . . . . . . . . . . .     6,874.2      384.0       268.4      6,989.8
Obligations of states and political subdivisions. . .       295.4       22.5          --        317.9
Debt securities issued by foreign governments . . . .       291.5       36.0         2.5        325.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       175.7        8.7          --        184.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    41,206.5    2,266.9     1,427.1     42,046.3
Equity securities . . . . . . . . . . . . . . . . . .       307.5       69.4        27.3        349.6
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                                        =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                         AMORTIZED     FAIR
                                                           COST        VALUE
                                                         ---------  -----------
                                                            (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less. . . . . . . . . . . . . . . .   $     3.5   $     3.8
Due after one year through five years. . . . . . . . .        29.8        37.6
Due after five years through ten years . . . . . . . .       251.0       257.9
Due after ten years. . . . . . . . . . . . . . . . . .       860.2       848.2
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .       344.2       365.3
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $ 1,488.7   $ 1,512.8
                                                         =========   =========
AVAILABLE-FOR-SALE:
Due in one year or less. . . . . . . . . . . . . . . .   $ 2,023.6   $ 2,086.7
Due after one year through five years. . . . . . . . .    10,607.4    11,174.9
Due after five years through ten years . . . . . . . .    14,090.3    15,172.6
Due after ten years. . . . . . . . . . . . . . . . . .    10,334.4    11,055.3
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .     6,852.0     6,992.6
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $43,907.7   $46,482.1
                                                         =========   =========


Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2003, 2002 and 2001 amounted to $0.1 million, $1.7 million and $(1.8) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $426.9 million and $625.5 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2003, 2002 and 2001, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $161.7 million, $168.3 million and $170.5 million, respectively.

Depreciation expense on investment real estate was $1.5 million, $3.0 million and $4.6 million, in 2003, 2002, and 2001, respectively. Accumulated depreciation was $36.3 million and $49.4 million at December 31, 2003 and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the Chief Investment Officer and the Corporate Risk Officer who reports to the Chief Financial Officer. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the risk that the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) information, or fraudulent financial statements, could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

UNREALIZED LOSSES ON FIXED MATURITY SECURITIES -- BY INVESTMENT AGE

                                                                              AS OF DECEMBER 31, 2003
                                                                            ---------------------------
                                                    LESS THAN 12 MONTHS          12 MONTHS OR MORE                   TOTAL
                                                --------------------------- ---------------------------  ---------------------------
                                                CARRYING VALUE              CARRYING VALUE               CARRYING VALUE
                                                 OF SECURITIES               OF SECURITIES                OF SECURITIES
                                                  WITH GROSS     UNREALIZED   WITH GROSS     UNREALIZED     WITH GROSS    UNREALIZED
                                                UNREALIZED LOSS    LOSSES   UNREALIZED LOSS    LOSSES    UNREALIZED LOSS     LOSSES
                                                ---------------  ---------- ---------------  ----------  ---------------  ----------
DESCRIPTION OF SECURITIES:
US Treasury obligations and direct obligations
 of U.S. government agencies. . . . . .  . . .     $  268.6       $  (2.6)     $    1.5            --      $  270.1       $   (2.6)
Federal agency mortgage backed securities. . .      1,161.0         (39.4)        973.6       $(104.4)      2,134.6         (143.8)
Debt securities issued by
 foreign governments . . . . . . . . . . . . .        101.6          (1.3)           --            --         101.6           (1.3)
Corporate bonds. . . . . . . . . . . . . . . .      3,483.5        (106.0)      3,338.5        (216.4)      6,822.0         (322.4)
                                                   --------       -------      --------       -------      --------       --------
Total, debt securities . . . . . . . . . . . .      5,014.7        (149.3)      4,313.6        (320.8)      9,328.3         (470.1)
Common stocks. . . . . . . . . . . . . . . . .         32.8          (0.1)          7.7          (0.3)         40.5           (0.4)
                                                   --------       -------      --------       -------      --------       --------
Total. . . . . . . . . . . . . . . . . . . . .     $5,047.5       $(149.4)     $4,321.3       $(321.1)     $9,368.8       $ (470.5)
                                                   ========       =======      ========       =======      ========       ========

Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse with the passage of time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

As of December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $324.2 million excluding basis adjustments related to hedging relationships. Of this total, $218.6 million is due to securities that have had various amounts of unrealized loss for more than nine months. Of this, $48.2 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

As of December 31, 2003, $170.4 million of the $324.2 million resided in below investment grade securities with various amounts of unrealized loss for over nine months. At December 31, 2003, all of these securities were current as to the payments of principal and interest with the exception of 2 securities with a carrying value of $16.8 million and an unrealized loss of $18.3 million. Of the total $170.4 million, $88.2 million traded above 80% of amortized cost at December 31, 2003 and an additional $11.3 million traded above 80% of amortized cost within the last nine months, for a total of $99.5 million. Of the total, $58.1 million of this $99.5 million total comes from airline related bonds, an industry that continues to experience stress and hence has lagged the general recovery. While, as described earlier, we expect the secured nature of our positions to protect our value, the continued stress in this industry continues to be a concern.

The remaining portion of the unrealized loss, $70.9 million, arises from below investment grade securities that have traded below 80 percent of amortized cost for over nine months. All of these bonds, with the exception of the 2 securities mentioned above, are current on payments of principal and interest and we believe, based on currently available information that it is probable that these securities will continue to pay based on their original terms. We expect full recovery of principal and interest on the 2 securities on which interest is overdue. This interest was actually paid to the trustee, but the investors chose to use these payments for expenses related to protecting the collateral underlying the bonds rather than distribute them. We carefully track these investments to ensure our continued belief that their prices will recover.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds and hence the gross unrealized loss on the portfolio has been split between investment grade and below investment grade bonds in the above tables. The gross unrealized loss on below investment grade fixed maturity securities declined to $259.8 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening.

All sectors within the below investment grade portfolio saw a dramatic drop in gross unrealized losses. Most notable was the drop in the gross unrealized loss on the utility portfolio to $46.1 million as of December 31, 2003. While the overbuild in this sector will continue to pressure certain power regions and certain companies for several years, the industry is in much better shape after a year of sharply curtailed capital expenditures and general balance sheet strengthening.

We remain most concerned about the airline sector. We lend to this industry almost exclusively on a secured basis (approximately 99% of our loans are secured). These secured airline financings are of two types: Equipment Trust Certificates (ETC's) and Enhanced Equipment Trust Certificates (EETC's). The ETC's initially have an 80% loan-to-value ratio and the EETC senior tranches initially have a 40-50% loan-to-value and include a provision for a third party to pay interest for eighteen months from a default. For us to lose money on an ETC, three things must happen: the airline must default; the airline must decide it does not want to fly our aircraft, and the aircraft must be worth less than our loan. When lending to this industry, we underwrite both the airline and the aircraft. We've been lending to this industry in this fashion for 25 years through several economic cycles and have seen values on our secured airline bonds fall and recover thorough these cycles. EETC's are classified as asset-backed securities and they account for $58.6 million of the $143.8 million and of gross unrealized loss in the asset-backed and mortgage-backed securities category as of December 31, 2003. While the airline industry is making positive strides in reducing its cost structure, a significant recovery in this sector requires a growing economy and a pick up in business travel. In the most recent quarter ending December 31, 2003, most of the major carriers have reported improved financial results. This trend is encouraging and we expect it to continue barring any new terrorist events or a reversal of the course of the U.S. economy. We continue to expect that the senior secured nature of our loans to this industry will protect our holdings through this difficult time.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
 Real estate to be disposed of . . . . . . . . . . .         --         --          --           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
                                                         ======      =====      ======       ======
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .     $112.8      $ 8.0      $ 59.1       $ 61.7
 Real estate to be disposed of . . . . . . . . . . .       83.6       29.6       113.2           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $196.4      $37.6      $172.3       $ 61.7
                                                         ======      =====      ======       ======
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .     $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of . . . . . . . . . . .       43.5       46.0         5.9         83.6
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $125.1      $83.8      $ 12.5       $196.4
                                                         ======      =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2001, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                              DECEMBER 31,
                                                             ---------------
                                                              2003      2002
                                                             -------  ---------
                                                              (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .   $124.4    $ 57.2
Provision for losses . . . . . . . . . . . . . . . . . . .    (37.2)    (17.1)
                                                             ------    ------
Net impaired mortgage loans on real estate . . . . . . . .   $ 87.2    $ 40.1
                                                             ======    ======


The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $90.8    $74.9     $62.5
Interest income recognized on impaired loans. . .      3.4      5.0       8.4


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $87.8 million and $54.8 million as of December 31, 2003 and 2002, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                    2003     2002       2001
                                                   -------  -------  ----------
                                                         (IN MILLIONS)
Expected . . . . . . . . . . . . . . . . . . . .    $7.6     $4.8      $24.3
Actual . . . . . . . . . . . . . . . . . . . . .     7.2      4.7       23.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                                  CARRYING AMOUNT                                  CARRYING AMOUNT
COLLATERAL PROPERTY TYPE                                           (IN MILLIONS)   GEOGRAPHIC CONCENTRATION         (IN MILLIONS)
----------------------------------------------------------------  ---------------  -----------------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 1,461.8      East North Central . . . . .      $ 1,124.6
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         438.6      East South Central . . . . .          414.4
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . . .         944.1      Middle Atlantic. . . . . . .        1,458.3
Office buildings. . . . . . . . . . . . . . . . . . . . . . . .       2,463.2      Mountain . . . . . . . . . .          510.6
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,096.2      New England. . . . . . . . .          874.3
Multi family. . . . . . . . . . . . . . . . . . . . . . . . . .           0.9      Pacific. . . . . . . . . . .        2,385.6
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . . .         286.0      South Atlantic . . . . . . .        2,390.0
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . . .       3,042.0      West North Central . . . . .          437.2
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         204.2      West South Central . . . . .        1,028.4
                                                                                   Canada/Other . . . . . . . .          313.6
Allowance for losses. . . . . . . . . . . . . . . . . . . . . .         (65.9)     Allowance for losses . . . .          (65.9)
                                                                    ---------                                        ---------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $10,871.1      Total. . . . . . . . . . . .      $10,871.1
                                                                    =========                                        =========


Mortgage loans with outstanding principal balances of $58.9 million, bonds with amortized cost of $254.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2003.

SECURITIZATION ACTIVITY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. During 2003, 2002 and 2001, the Company sold $529.8 million, $343.5 million and $542.9 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $541.4 million, $345.2 million and $546.5 million, respectively, from which it recognized pre-tax gains of $12.0 million, $1.9 million and $4.1 million, respectively, and from which it retained servicing assets of $0.4 million, $0.3 million and $0.5 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.4 million, and $1.3 million at December 31, 2003 and 2002, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, most of which were below investment grade issues. All of the assets, which were previously owned by the Company, were transferred to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the consolidated balance sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the consolidated balance sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a
result of this securitization.   All of the assets transferred from the Company
to the Trust were performing assets; none were delinquent or in default.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.
 Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate current market rates.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,944.6 million and $1,380.7 million at December 31, 2003 and 2002, respectively. Total combined assets of such investments were $15,105.4 million and $14,302.6 million (consisting primarily of investments), and total combined liabilities were $1,583.8 million and $1,815.1 million (including $1,216.3 million and $1,171.5 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2001 were $598.7 million and $633.0 million, respectively, resulting in $34.3 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for on the equity method totaled $138.3 million, $64.8 million and $56.4 million in 2003, 2002, and 2001, respectively.

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 1-Summary of Significant Accounting Policies above. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for these entities.

As explained in Note 1-Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

COLLATERALIZED DEBT OBLIGATIONS (CDOs). Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these cdos, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination.Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investments in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

In accordance with previous consolidation accounting principles (now superceded by FIN 46R), the Company formerly consolidated a CDO only when the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, and the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by
considering the control aspects of the equity classes of the CDOs.   The Company
has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company does not have controlling financial interests. Therefore, the Company will not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for the CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests but does not manage and thus will not be required to consolidate any of those entities, and considers that its relationships with them are not collectively significant, therefore the Company has not disclosed data for them below. Credit ratings are provided by credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                              DECEMBER 31,
                                                           ------------------
                                                             2003       2002
                                                           --------  ----------
                                                             (IN MILLIONS)
TOTAL SIZE OF COMPANY-MANAGED CDOS
Total assets . . . . . . . . . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========
Total debt . . . . . . . . . . . . . . . . . . . . . . .    4,158.2    3,564.4
Total other liabilities. . . . . . . . . . . . . . . . .      712.0    2,429.7
                                                           --------   --------
Total liabilities. . . . . . . . . . . . . . . . . . . .    4,870.2    5,994.1
Total equity . . . . . . . . . . . . . . . . . . . . . .       52.0      226.8
                                                           --------   --------
Total liabilities and equity . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========



                                              DECEMBER 31,
                           -------------------------------------------------
                                         2003                      2002
                           -------------------------------   ---------------
                                     (IN MILLIONS, EXCEPT PERCENTS)
MAXIMUM EXPOSURE OF THE
 COMPANY TO LOSSES FROM
 COMPANY-MANAGED CDOS
Investments in tranches
 of Company-managed CDOs,
 by credit rating
 (Moody's/Standard &
 Poor's):
Aaa/AAA. . . . . . . . .       $201.0            35.6%       $380.2     53.8%
Aa1/AA+. . . . . . . . .         75.7            13.4            --       --
A3/A-. . . . . . . . . .           --              --          14.5      2.1
Baa2/BBB . . . . . . . .        218.0            38.8         218.0     31.0
Ba2/BB . . . . . . . . .           --              --           7.0      1.0
B2 . . . . . . . . . . .          8.0             1.4            --       --
B3/B-. . . . . . . . . .           --              --           6.0      0.8
Caa1/CCC+. . . . . . . .         13.2             2.3            --       --
Not rated (equity) . . .         48.1             8.5          79.8     11.3
                               ------           -----        ------    -----
Total Company exposure .       $564.0           100.0%       $705.5    100.0%
                               ======           =====        ======    =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

LOW-INCOME HOUSING PROPERTIES. The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. the Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any PRoperty.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years and in some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows.

The Company had previously determined that the Properties are VIEs in accordance with FIN 46, as it was previously issued by the FASB, and that the Company is not the primary beneficiary of any of them, so the Company did not consolidate any of the Properties in the third fiscal quarter of 2003. However, the Company is currently re-evaluating whether the Properties are VIEs, and whether the Company is the primary beneficiary of any of them, in accordance with FIN 46R. The Company believes that it is reasonably possible that it may be required to consolidate one or more of the Properties. Accordingly the disclosures in the
tables below are provided.   The table below presents summary financial data for
the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                DECEMBER 31,
                                                               --------------
                                                                2003     2002
                                                               ------  --------
                                                               (IN MILLIONS)
TOTAL SIZE OF THE PROPERTIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . . .    576.3    396.4
 Total other liabilities . . . . . . . . . . . . . . . . . .    116.6    101.8
                                                               ------   ------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .    692.9    498.2
Total equity . . . . . . . . . . . . . . . . . . . . . . . .    289.8    184.0
                                                               ------   ------
Total liabilities and equity . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======


(1) Property level data is sourced primarily from the Funds' financial statements, and is presented on three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED).

                                                                        DECEMBER 31,
                                                                       --------------
                                                                        2003     2002
                                                                       ------  --------
                                                                       (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM THE PROPERTIES
Equity investment in the Properties/(1)/ . . . . . . . . . . . . . .   $291.0   $177.0
Outstanding Equity capital commitments to the Properties . . . . . .    108.2    139.4
Carrying value of mortgages for the Properties . . . . . . . . . . .     62.8     65.2
Outstanding mortgage commitments to the Properties . . . . . . . . .      5.1      5.1
                                                                       ------   ------
Total Company exposure . . . . . . . . . . . . . . . . . . . . . . .   $467.1   $386.7
                                                                       ======   ======


(1) Company exposure data is sourced primarily from the Funds' financial statements, and is presented with three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

OTHER. The company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations. The Company is evaluating whether each is a VIE, and considers it reasonably possible that it may consolidate one or more of the entities them or be required to disclose information about them, as a result of adopting FIN 46R. The Company has made no guarantees to any other parties involved with them, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with the Other Entities is limited to its investment in them.

The table below presents summary financial data for the Other Entities, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                              DECEMBER 31,
                                                             ---------------
                                                              2003      2002
                                                             -------  ---------
                                                              (IN MILLIONS)
TOTAL SIZE OF THE OTHER ENTITIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . .    301.7     309.3
 Total other liabilities . . . . . . . . . . . . . . . . .     65.3      62.1
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    367.0     371.4
Total equity/(2)/. . . . . . . . . . . . . . . . . . . . .    (82.2)    (89.6)
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======


(1) Certain data is reported with up to a one-year delay, due to the delayed availability of financial statements of the Other Entities.

(2) The negative equity results from the inclusion in the table of one of the businesses mentioned above in the table. The business has an accumulated deficit from operations predating the Company's equity investment in it, but it is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

                                                                       DECEMBER 31,
                                                                      --------------
                                                                       2003     2002
                                                                      ------  --------
                                                                      (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM OTHER ENTITIES/(1)/
Equity investment in Other Entities . . . . . . . . . . . . . . . .   $ 53.1   $ 52.3
Outstanding equity capital commitments to the Other Entities. . . .      9.0     16.5
Debt investment in Other Entities . . . . . . . . . . . . . . . . .    129.1    110.8
                                                                      ------   ------
Total Company exposure. . . . . . . . . . . . . . . . . . . . . . .   $191.2   $179.6
                                                                      ======   ======


(1) The Company's maximum exposure to loss is limited to its investments of equity and debt securities of these entities, which are carried on the Company's financial statements using the equity method of accounting, or at amortized cost, and commitments to provide future equity and debt capital.

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS

The fair values of derivative instruments classified as assets at December 31, 2003 and 2002 were $765.4 million and $346.9 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2003 and 2002 were $1,700.1 million and $1,399.8 million, respectively, and appears on the consolidated balance sheet in other liabilities. In addition, as a result of the Company's adoption of SFAS No. 133 issue B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36), the Company has recorded as derivatives amounts aggregating $225.6 million as of December 31, 2003 related to participating pension contracts which appear on the consolidated balance sheet in policyholders' funds.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2003 and 2002, the Company recognized net losses of $5.8 million and $19.5 million, respectively, related to the ineffective portion of its fair value hedges, and net losses of $1.5 million and $6.4 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses.

CASH FLOW HEDGES

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses forward starting interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2003 and 2002, the Company recognized gains of $1.8 million and $7.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2003 and 2002, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2003 and 2002, a net gain of $2.7 million and a net gain of $0.5 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $5.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2003 and 2002, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2003 and 2002, gains of $28.7 million (net of tax of $15.5 million) and $175.4 million (net of tax of $94.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in balances of $223.3 million (net of tax of $120.3 million) and $194.5 million (net of tax of $104.8 million), respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 6 -- INCOME TAXES

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. As such the financial statements for the year ended December 31, 2001 include the impact of the final tax return adjustments related to the 1999 equity base tax.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                   YEARS ENDED DECEMBER 31,
                                                  --------------------------
                                                    2003      2002      2001
                                                  ---------  -------  ---------
                                                         (IN MILLIONS)
Domestic. . . . . . . . . . . . . . . . . . . .   $1,200.7   $559.5    $761.8
Foreign . . . . . . . . . . . . . . . . . . . .       14.1      8.0       5.6
                                                  --------   ------    ------
Income before income taxes and cumulative effect
 of accounting changes. . . . . . . . . . . . .   $1,214.8   $567.5    $767.4
                                                  ========   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The components of income taxes were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .   $163.9   $ 93.4    $ (9.9)
 Foreign. . . . . . . . . . . . . . . . . . . . .      4.4      2.0       3.1
 State. . . . . . . . . . . . . . . . . . . . . .      4.6      4.6       4.6
                                                    ------   ------    ------
                                                     172.9    100.0      (2.2)
                                                    ======   ======    ======
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .    179.0     14.6     210.5
 Foreign. . . . . . . . . . . . . . . . . . . . .      0.1      0.7      (0.9)
 State. . . . . . . . . . . . . . . . . . . . . .     (6.7)    (6.7)     (6.7)
                                                    ------   ------    ------
                                                     172.4      8.6     202.9
                                                    ------   ------    ------
Total income taxes                                  $345.3   $108.6    $200.7
                                                    ======   ======    ======


A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $425.2   $198.6    $268.6
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .       --       --     (13.4)
 Prior year taxes . . . . . . . . . . . . . . . .      4.7     (2.7)      9.9
 Tax credits. . . . . . . . . . . . . . . . . . .    (50.2)   (36.4)    (28.1)
 Foreign taxes. . . . . . . . . . . . . . . . . .      1.4      2.0       1.3
 Tax exempt investment income . . . . . . . . . .    (21.3)   (25.7)    (25.7)
 Lease income . . . . . . . . . . . . . . . . . .     (9.7)   (25.5)       --
 Other. . . . . . . . . . . . . . . . . . . . . .     (4.8)    (1.7)    (11.9)
                                                    ------   ------    ------
  Total income taxes. . . . . . . . . . . . . . .   $345.3   $108.6    $200.7
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2003       2002
                                                           --------  ----------
                                                             (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . .   $  639.8   $  550.2
Other employee benefits. . . . . . . . . . . . . . . . .      174.9      154.5
Book over tax basis of investments . . . . . . . . . . .      528.9      329.6
Dividends payable to policyholders . . . . . . . . . . .       99.6      135.2
Interest . . . . . . . . . . . . . . . . . . . . . . . .       40.2       32.5
                                                           --------   --------
 Total deferred tax assets . . . . . . . . . . . . . . .    1,483.4    1,202.0
                                                           --------   --------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . .      925.6      879.4
Depreciation . . . . . . . . . . . . . . . . . . . . . .       72.3       13.3
Basis in partnerships. . . . . . . . . . . . . . . . . .       72.6       65.1
Market discount on bonds . . . . . . . . . . . . . . . .       20.0       18.9
Pension plan expense . . . . . . . . . . . . . . . . . .       47.5       73.9
Capitalized charges related to mutual funds. . . . . . .        3.0       12.7
Lease income . . . . . . . . . . . . . . . . . . . . . .    1,041.4      772.7
Unrealized gains . . . . . . . . . . . . . . . . . . . .      705.1      156.4
Other. . . . . . . . . . . . . . . . . . . . . . . . . .       29.9       29.9
                                                           --------   --------
 Total deferred tax liabilities. . . . . . . . . . . . .    2,917.4    2,022.3
                                                           --------   --------
  Net deferred tax liabilities . . . . . . . . . . . . .   $1,434.0   $  820.3
                                                           ========   ========


The Company made income tax payments of $147.4 million, $104.9 million and $3.7 million in 2003, 2002 and 2001, respectively.

NOTE 7 -- CLOSED BLOCK

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
LIABILITIES
Future policy benefits . . . . . . . . . . . . . . . .   $10,690.6   $10,509.0
Policyholder dividend obligation . . . . . . . . . . .       400.0       288.9
Policyholders' funds . . . . . . . . . . . . . . . . .     1,511.9     1,504.0
Policyholder dividends payable . . . . . . . . . . . .       413.1       432.3
Other closed block liabilities . . . . . . . . . . . .        37.4       111.7
                                                         ---------   ---------
Total closed block liabilities . . . . . . . . . . . .   $13,053.0   $12,845.9
                                                         ---------   ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $69.6; 2002 -- $97.1). . . . . . . . . . . .   $    66.0   $    86.0
 Available-for-sale -- at fair value (cost: 2003 --
  $5,847.6; 2002 -- $5,580.2). . . . . . . . . . . . .     6,271.1     5,823.2
Equity securities:
 Available-for-sale -- at fair value (cost: 2003 --
  $9.1; 2002 -- $10.5) . . . . . . . . . . . . . . . .         9.1        12.4
Mortgage loans on real estate. . . . . . . . . . . . .     1,577.9     1,665.8
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,554.0     1,555.1

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                           DECEMBER 31,
                                                       ---------------------
                                                         2003         2002
                                                       ----------  ------------
                                                           (IN MILLIONS)
Short-term investments . . . . . . . . . . . . . . .         1.2         25.2
Other invested assets. . . . . . . . . . . . . . . .       230.6        212.4
                                                       ---------    ---------
 Total investments . . . . . . . . . . . . . . . . .     9,709.9      9,380.1
Cash and cash equivalents. . . . . . . . . . . . . .       248.3        244.0
Accrued investment income. . . . . . . . . . . . . .       145.1        156.3
Other closed block assets. . . . . . . . . . . . . .       308.6        327.6
                                                       ---------    ---------
 Total closed block assets . . . . . . . . . . . . .   $10,411.9    $10,108.0
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block . . . . . . .   $ 2,641.1    $ 2,737.9
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(148.0) million and $(84.0) million at 2003 and
  2002, respectively . . . . . . . . . . . . . . . .       275.3        155.9
 Allocated to the policyholder dividend obligation,
  net of tax of $148.1 million and $88.8 million at
  2003 and 2002, respectively. . . . . . . . . . . .      (275.1)      (164.9)
                                                       ---------    ---------
  Total. . . . . . . . . . . . . . . . . . . . . . .         0.2         (9.0)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities. . . . . . . . . . . .   $ 2,641.3    $ 2,728.9
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period. . . . . . . . . . .   $   288.9    $   251.2
  Impact on net income before income taxes . . . . .       (57.9)       (70.8)
  Unrealized investment gains (losses) . . . . . . .       169.0        108.5
                                                       ---------    ---------
 Balance at end of period. . . . . . . . . . . . . .   $   400.0    $   288.9
                                                       =========    =========



                                                 YEARS ENDED DECEMBER 31,
                                              ------------------------------
                                                2003       2002        2001
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $  915.7   $  969.9    $  940.0
Net investment income . . . . . . . . . . .      648.2      663.9       667.5
Net realized investment and other gains
 (losses), net of amounts credited to the
 policyholder dividend obligation of $(58.2)
  million, $(11.9)million and $(17.0)
 million, respectively. . . . . . . . . . .       (4.5)      (5.2)       (3.6)
Other closed block revenues . . . . . . . .       (0.1)       0.1         0.6
                                              --------   --------    --------
 Total closed block revenues. . . . . . . .    1,559.3    1,628.7     1,604.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . .      982.0    1,057.6       924.4
Change in the policyholder dividend
 obligation . . . . . . . . . . . . . . . .       (2.4)     (60.2)       54.9
Other closed block operating costs and
 expenses . . . . . . . . . . . . . . . . .       (3.0)      (5.2)       (6.3)
Dividends to policyholders. . . . . . . . .      449.5      489.7       474.9
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    1,426.1    1,481.9     1,447.9
                                              --------   --------    --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                    2003     2002      2001
                                                   -------  -------  ----------
                                                         (IN MILLIONS)
Closed block revenues, net of closed block
 benefits and expenses, before income taxes and
 cumulative effect of accounting change. . . . .    133.2    146.8     156.6
Income taxes, net of amounts credited to the
 policyholder dividend obligation of $2.1
 million, $1.3 million and $4.6 million,
  respectively . . . . . . . . . . . . . . . . .     45.6     50.0      53.0
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes, before
  cumulative effect of accounting change . . . .     87.6     96.8     103.6
                                                   ------   ------    ------
 Cumulative effect of accounting change, net of
  tax. . . . . . . . . . . . . . . . . . . . . .       --       --      (1.4)
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and
  cumulative effect of accounting change . . . .   $ 87.6   $ 96.8    $102.2
                                                   ======   ======    ======


Maximum future earnings from closed block assets and liabilities:

                                                                 YEARS ENDED DECEMBER 31,
                                                                 -------------------------
                                                                    2003           2002
                                                                 ------------  --------------
                                                                       (IN MILLIONS)
Beginning of period. . . . . . . . . . . . . . . . . . . . . .    $2,728.9       $2,825.7
End of period. . . . . . . . . . . . . . . . . . . . . . . . .     2,641.3        2,728.9
                                                                  --------       --------
 Change during period. . . . . . . . . . . . . . . . . . . . .    $  (87.6)      $  (96.8)
                                                                  ========       ========


NOTE 8 -- DEBT AND LINE OF CREDIT

Short-term and long-term debt consists of the following:

                                                             DECEMBER 31,
                                                           -----------------
                                                             2003       2002
                                                           ---------  ---------
                                                             (IN MILLIONS)
Short-term debt:
 Current maturities of long-term debt. . . . . . . . . .   $  104.0    $ 99.5
Long-term debt:
 Surplus notes, 7.38% maturing in 2024/(1)/  . . . . . .      447.6     447.4
 Notes payable, interest ranging from 7.31% to 12.0%, due
  in varying amounts to 2009 . . . . . . . . . . . . . .      171.3     242.3
                                                           --------    ------
Total long-term debt . . . . . . . . . . . . . . . . . .      618.9     689.7
Less current maturities. . . . . . . . . . . . . . . . .     (104.0)    (99.5)
                                                           --------    ------
Long-term debt . . . . . . . . . . . . . . . . . . . . .      514.9     590.2
                                                           --------    ------
 Total long and short-term debt before fair value
  adjustments. . . . . . . . . . . . . . . . . . . . . .      618.9     689.7
Fair value adjustments related to interest rate
 swaps/(1)/  . . . . . . . . . . . . . . . . . . . . . .       94.5     113.7
                                                           --------    ------
Total long and short-term debt after fair value
 adjustments . . . . . . . . . . . . . . . . . . . . . .   $  713.4    $803.4
                                                           ========    ======
Consumer notes:
 Notes payable, interest ranging from 1.75% to 6.25% due
  in varying amounts to 2032 . . . . . . . . . . . . . .   $1,550.4    $290.2
                                                           ========    ======


(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 8 -- DEBT AND LINE OF CREDIT -- (CONTINUED)

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2003, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 25, 2003) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2003. At December 31, 2003, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2004 -- $104.0 million; 2005 -- $28.5 million; 2006 -- $16.8 million; 2007 -- $12.7 million; 2008 --
$1.9 million; and thereafter -- $455.0 million.

Interest expense on debt, included in other operating costs and expenses, was $49.6 million, $52.6 million and $59.0 million in 2003, 2002 and 2001, respectively. Interest paid amounted to $46.2 million in 2003, $47.0 million in 2002 and $55.8 million in 2001.

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million; 2006 -- $63.5 million; 2007-$99.0 million; 2008
-- $68.4 million; and thereafter -- $1,327.7 million.   As of December 31, 2003,
there are no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $39.0 million and $2.5 million in 2003 and 2002, respectively. No interest expense was incurred in 2001. Interest paid amounted to $29.8 million and $1.4 million in 2003 and 2002. No interest was paid in 2001.

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $271.4 million and a deferred profit of $209.4 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year lease term. The other two properties have operating leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS -- (CONTINUED)

The future minimum lease payments by year and in the aggregate, under the capital lease and under noncancelable operating leases and future sublease rental income on the garage are presented below:

                                                         NONCANCELABLE   SUB-LEASE
                                                CAPITAL    OPERATING      RENTAL
                                                 LEASE      LEASES        INCOME
                                                -------  -------------  -----------
                                                          (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . .   $  8.8      $ 36.2         $ 1.3
2005. . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2006. . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2007. . . . . . . . . . . . . . . . . . . . .      8.8        31.2           1.3
2008. . . . . . . . . . . . . . . . . . . . .      8.8        29.7           1.3
Thereafter  . . . . . . . . . . . . . . . . .     88.6       130.6          77.2
                                                ------      ------         -----
Total minimum lease payments. . . . . . . . .    132.6      $299.9         $83.7
                                                            ======         =====
Amounts representing interest . . . . . . . .    (46.3)
                                                ------
Present value of net minimum lease payments .     86.3
Current portion of capital lease obligation .     (8.8)
                                                ------
 Total. . . . . . . . . . . . . . . . . . . .   $ 77.5
                                                ======


NOTE 10 -- MINORITY INTEREST

Minority interest relates equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the consolidated balance sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

NOTE 11 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                            2003 PREMIUMS           2002 PREMIUMS           2001 PREMIUMS
                        ---------------------   ---------------------   ---------------------
                         WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                        ----------  ----------  ----------  ----------  ----------  ------------
                                                    (IN MILLIONS)
Direct. . . . . . . .   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0   $ 3,076.8    $ 3,080.7
Assumed . . . . . . .       690.5       690.5       469.3       469.3       427.7        427.7
Ceded . . . . . . . .    (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)   (1,156.5)    (1,156.5)
                        ---------   ---------   ---------   ---------   ---------    ---------
Net life, health and
 annuity premiums . .   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2   $ 2,348.0    $ 2,351.9
                        =========   =========   =========   =========   =========    =========


For the years ended December 31, 2003, 2002 and 2001, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million, $645.9 million and $552.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11 -- REINSURANCE -- (CONTINUED)

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2003, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million in 2003, $161.0 million in 2002 and $127.1 million in 2001.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.6 million, $10.4 million, and $10.6 million in 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverage is contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre-January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The company anticipates that the benefits it pays after 2006 will be lower as a result of the new Medicare provisions; however, the retiree medical obligations and costs reported do not reflect the impact of this legislation. Deferring the recognition of the new Medicare provisions' impact is permitted by Financial Accounting Standards Board Staff Position 106-1 due to open questions about some of the new Medicare provisions and a lack of authoritative accounting guidance about certain matters. The final accounting guidance could require changes to previously reported information.

OBLIGATIONS AND FUNDED STATUS:

                                              YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------
                                 2003          2002           2003              2002
                              ------------  ------------  --------------  ----------------
                                                    (IN MILLIONS)
                                  PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year . . . .    $2,029.3      $1,933.1        $ 584.3          $ 441.4
 Service cost . . . . . . .        25.8          27.8            1.5              4.0
 Interest cost. . . . . . .       130.5         133.9           35.3             33.5
 Amendments . . . . . . . .          --           9.9          (54.3)              --
 Actuarial loss . . . . . .       156.9          91.9           93.3            143.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (43.9)           (37.4)
 Curtailment. . . . . . . .          --          (6.3)          (0.8)            (1.1)
                               --------      --------        -------          -------
 Benefit obligation at end
  of year . . . . . . . . .     2,174.8       2,029.3          615.4            584.3
                               --------      --------        -------          -------
Change in plan assets:
 Fair value of plan assets
  at beginning of year. . .     1,861.0       2,196.9          204.2            245.7
 Actual return on plan
  assets. . . . . . . . . .       393.4        (201.5)          44.8            (25.5)
 Employer contribution. . .        14.5          26.6           32.0             21.4
 Employee contribution. . .          --            --            4.2              3.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (48.2)           (41.3)
                               --------      --------        -------          -------
 Fair value of plan assets
  at end of year. . . . . .     2,101.2       1,861.0          237.0            204.2
                               --------      --------        -------          -------
Funded status . . . . . . .       (73.6)       (168.3)        (378.4)          (380.1)
Unrecognized actuarial loss       401.1         511.5          157.1             98.8
Unrecognized prior service
 cost . . . . . . . . . . .        55.3          67.9          (81.2)           (42.3)
Unrecognized net transition
 asset. . . . . . . . . . .          --           0.1             --               --
                               --------      --------        -------          -------
 Prepaid (accrued) benefit
  cost, net . . . . . . . .    $  382.8      $  411.2        $(302.5)         $(323.6)
                               ========      ========        =======          =======
 Amounts recognized in the
  consolidated balance
  sheets:
 Prepaid benefit cost . . .    $  569.4      $  581.7
 Accrued benefit liability
  including minimum
  liability . . . . . . . .      (317.0)       (275.1)
 Intangible asset . . . . .         0.1           0.1
 Accumulated other
  comprehensive income. . .       130.3         104.5
                               --------      --------
Net amount recognized . . .    $  382.8      $  411.2
                               ========      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

The accumulated benefit obligations for all defined benefit pension plans was $2,076.5 million and $1,897.2 million at December 31, 2003 and 2002, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                       2003           2002
                                                   ------------  --------------
                                                         (IN MILLIONS)
Projected benefit obligation . . . . . . . . . .      $337.2         $301.9
Accumulated benefit obligation . . . . . . . . .       317.9          280.2
Fair value of plan assets. . . . . . . . . . . .         0.9            5.1


COMPONENTS OF NET PERIODIC BENEFIT COST:

                                                        YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------
                                           2003          2002           2003              2002
                                        ------------  ------------  --------------  ----------------
                                                              (IN MILLIONS)
                                            PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Service cost. . . . . . . . . . . . .     $  25.9       $  27.8        $  1.6           $  4.0
Interest cost . . . . . . . . . . . .       130.5         133.9          35.3             33.5
Expected return on plan assets. . . .      (155.8)       (201.5)        (17.4)           (22.8)
Amortization of transition asset. . .         0.1           0.1            --               --
Amortization of prior service cost. .         7.4           7.0          (6.6)            (3.2)
Recognized actuarial gain (loss). . .        29.7           7.6           6.9             (1.9)
                                          -------       -------        ------           ------
Net periodic benefit (credit) cost. .     $  37.8       $ (25.1)       $ 19.8           $  9.6
                                          =======       =======        ======           ======


ADDITIONAL INFORMATION:

                                         YEARS ENDED DECEMBER 31,
                        ------------------------------------------------
                            2003          2002           2003              2002
                        ------------  ------------  ---------------  ----------------
                                               (IN MILLIONS)
                             PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Increase in minimum
 liabilities included
 in other
 comprehensive income      $25.8         $41.2            N/A              N/A


ASSUMPTIONS:

Weighted-average assumptions used to determine benefit obligation:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                      2003          2002          2003              2002
                                                                  ------------  ------------  --------------  ----------------
                                                                                        (IN MILLIONS)
                                                                       PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate . . . . . . . . . . . . . . . . . . . . . . . . .      6.25%         6.75%           6.25%            6.75%
Rate of compensation increase . . . . . . . . . . . . . . . . .      3.00%         3.50%            N/A              N/A
Health care trend rate for following year . . . . . . . . . . .                                   11.00%           10.00%
Ultimate trend rate . . . . . . . . . . . . . . . . . . . . . .                                    5.25%            5.25%
Year ultimate rate reached. . . . . . . . . . . . . . . . . . .                                    2010             2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                                                          YEARS ENDED DECEMBER 31,
                                                                         -------------------------------------------------
                                                                             2003          2002          2003             2002
                                                                         ------------  ------------  --------------  ---------------
                                                                                               (IN MILLIONS)
                                                                              PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.75%         7.25%           6.75%           7.25%
Expected long-term return on plan assets . . . . . . . . . . . . . . .      8.75%         9.50%           8.75%           9.50%
Rate of compensation increase. . . . . . . . . . . . . . . . . . . . .      3.50%         4.25%            N/A             N/A
Health care trend rate for following year. . . . . . . . . . . . . . .                                   10.00%           8.00%
Ultimate trend rate. . . . . . . . . . . . . . . . . . . . . . . . . .                                    5.25%           5.25%
Year ultimate rate reached . . . . . . . . . . . . . . . . . . . . . .                                    2008            2006


The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/ guidance from SEC staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               1-PERCENTAGE     1-PERCENTAGE
                                                              POINT INCREASE   POINT DECREASE
                                                              --------------  ----------------
                                                                      (IN MILLIONS)
Effect on total service and interest costs in 2003. . . . .       $ 3.2           $ (2.9)
Effect on postretirement benefit obligations as of December
 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . .        46.2            (43.1)


PLAN ASSETS

The Company's weighted-average asset allocations for its plans at December 31, 2003 and 2002, by asset category are as follows:

                                                                 PENSION
                                                               PLAN ASSETS
                                                             AT DECEMBER 31,
                                                             ----------------
ASSET CATEGORY                                                2003      2002
-----------------------------------------------------------  -------  ---------
Equity securities. . . . . . . . . . . . . . . . . . . . .     69%       64%
Fixed maturity securities. . . . . . . . . . . . . . . . .     24%       27%
Real estate. . . . . . . . . . . . . . . . . . . . . . . .      2%        4%
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      5%        5%
                                                              ---       ---
  Total. . . . . . . . . . . . . . . . . . . . . . . . . .    100%      100%
                                                              ===       ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The target allocation for assets of the Company's pension plans is summarized below for major assets categories.

ASSET CATEGORY
Equity securities . . . . . . . . . . . . . .     50 % - 80%
Fixed maturity securities . . . . . . . . . .     25 % - 35%
Real estate . . . . . . . . . . . . . . . . .      1 % - 5%
Other . . . . . . . . . . . . . . . . . . . .      --% - 18%


The plans do not own any of the Company's common stock at December 31, 2003 and 2002.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2003 and 2002, by asset category are as follows:

                                                     OTHER POSTRETIREMENT BENEFITS
                                                              PLAN ASSETS
                                                            AT DECEMBER 31,
                                                    ------------------------------
                                                         2003              2002
                                                    ---------------  -------------
ASSET CATEGORY
Equity securities . . . . . . . . . . . . . . . .         61%               58%
Fixed maturity securities . . . . . . . . . . . .         38%               41%
Real estate . . . . . . . . . . . . . . . . . . .        --%               --%
Other . . . . . . . . . . . . . . . . . . . . . .          1%                1%
                                                         ---               ---
 Total. . . . . . . . . . . . . . . . . . . . . .        100%              100%
                                                         ===               ===


Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

CASH FLOWS

CONTRIBUTIONS. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2003, there were no contributions made to these qualified plans. In 2002, $3.0 million was contributed to these qualified plans. Of the $3.0 million contributed in 2002, $3.0 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002 but was deductible in 2003. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2003 and 2002, $14.5 million and $23.5 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $2 million to its qualified pension plans in 2004 and approximately $25 million to its non-qualified pension plans in 2004.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

The Company expects to contribute approximately $50 million to its other post retirement benefit plans in 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

OBLIGATIONS AND FUNDED STATUS:

                                                     YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------------------------
                                             2003                                2002
                              ---------------------------------   ----------------------------------
                                                          (IN MILLIONS)
                              QUALIFIED  NONQUALIFIED             QUALIFIED  NONQUALIFIED
                                PLANS       PLANS       TOTAL       PLANS       PLANS         TOTAL
                              ---------  ------------  ---------  ---------  ------------  -----------
Benefit obligation at the
 end of year. . . . . . . .   $1,837.7     $ 337.1     $2,174.8   $1,727.4     $ 301.9      $2,029.3
Fair value of plan assets at
 end of year. . . . . . . .    2,100.3         0.9      2,101.2    1,855.8         5.2       1,861.0
                              --------     -------     --------   --------     -------      --------
Funded status (assets less
 obligations) . . . . . . .      262.6      (336.2)       (73.6)     128.4      (296.7)       (168.3)
Unrecognized net actuarial
 loss . . . . . . . . . . .      240.9       160.2        401.1      374.7       136.8         511.5
Unrecognized prior service
 cost . . . . . . . . . . .       65.9       (10.6)        55.3       78.6       (10.7)         67.9
Unrecognized transition
 liability. . . . . . . . .         --          --           --         --         0.1           0.1
                              --------     -------     --------   --------     -------      --------
Prepaid (accrued) benefit
 cost . . . . . . . . . . .   $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                              ========     =======     ========   ========     =======      ========
Amounts recognized in the
 consolidated balance
 sheets:
Prepaid benefit cost. . . .     $569.4          --     $  569.4   $  581.7          --      $  581.7
Accrued benefit liability
 including minimum liability        --     $(317.0)      (317.0)        --     $(275.1)       (275.1)
Intangible asset                    --         0.1          0.1         --         0.1           0.1
Accumulated other
 comprehensive income               --       130.3        130.3         --       104.5         104.5
                              --------     -------     --------   --------     -------      --------
Net amount recognized         $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                              ========     =======     ========   ========     =======      ========
Components of net periodic
 benefit cost:
Service cost. . . . . . . .   $   24.1     $   1.8     $   25.9   $   26.1     $   1.7      $   27.8
Interest cost . . . . . . .      111.0        19.5        130.5      115.9        18.0         133.9
Expected return on plan
 assets . . . . . . . . . .     (155.6)       (0.2)      (155.8)    (201.3)       (0.2)       (201.5)
Amortization of transition
 asset. . . . . . . . . . .         --         0.1          0.1         --         0.1           0.1
Amortization of prior
 service cost . . . . . . .        7.5        (0.1)         7.4        6.5         0.5           7.0
Recognized actuarial gain .       20.1         9.6         29.7        1.5         6.1           7.6
                              --------     -------     --------   --------     -------      --------
Net periodic benefit
 (credit) cost. . . . . . .   $    7.1     $  30.7     $   37.8   $  (51.3)    $  26.2      $  (25.1)
                              ========     =======     ========   ========     =======      ========


NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES

COMMITMENTS. The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, other invested assets and to issue mortgage loans on real estate totaling $482.6 million, $182.0 million, $800.8 million and $646.5 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $2.2 billion at December 31, 2003. The majority of these commitments expire in 2004.

GUARANTEES. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S, specific to the insurance industry. The following guarantee falls outside the scope of insurance accounting and is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES -- (CONTINUED)

   . The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. These guarantees will persist until the pool of mortgages are paid off in full by the mortgagees. The Company must perform under these guarantees where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantees is up to 12.25% of the total principal and interest for FNMA securitization, or $13.2 million, and up to 10.50% of total principal and interest for the FHLMC securitization, or $14.6 million at December 31, 2003.

CONTINGENCIES

CLASS ACTION. During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $3.2 million and $11.9 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

HARRIS TRUST. Beginning in 1983, the Company became involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried by a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law.
 Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings.

The action has been dismissed and the settlement consummated as of December 11, 2003. The settlement costs were paid in 2003.

OTHER

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY

COMMON STOCK

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

                                                                                     NET
                                                                                 ACCUMULATED    FOREIGN                 ACCUMULATIVE
                                                                      NET        GAIN (LOSS)   CURRENCY     MINIMUM        OTHER
                                                                   UNREALIZED      ON CASH    TRANSLATION   PENSION    COMPREHENSIVE
                                                                 GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY       INCOME
                                                                 --------------  -----------  -----------  ---------       -------
                                                                                        (IN MILLIONS)
Balance at December 31, 2000. . . . . . . . . . . . . . . . .       $123.7            --        $(4.0)      $(53.0)       $ 66.7
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $49.1 million). . . . . . . . . . . . . . . . . .        (88.3)           --           --           --         (88.3)
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $80.8 million) . . . . . .        150.1            --           --           --         150.1
Adjustment for participating group annuity contracts (net of
 deferred income tax benefit of $5.1 million) . . . . . . . .         (9.5)           --           --           --          (9.5)
Adjustment for deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit
 of $25.8 million). . . . . . . . . . . . . . . . . . . . . .        (47.8)           --           --           --         (47.8)
Adjustment for policyholder dividend obligation (net of
 deferred income tax benefit of $46.1 million). . . . . . . .        (85.6)           --           --           --         (85.6)
                                                                    ------         -----        -----       ------        ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . .        (81.1)           --           --           --         (81.1)
Foreign currency translation adjustment . . . . . . . . . . .           --            --          1.0           --           1.0
Minimum pension liability (net of deferred income tax expense
 of $8.2 million) . . . . . . . . . . . . . . . . . . . . . .           --            --           --         15.2          15.2
Net accumulated gains (losses) on cash flow hedges (net of
 tax benefit of $2.1 million) . . . . . . . . . . . . . . . .           --          (3.8)          --           --          (3.8)
Change in accounting principle (net of income tax expense of
 $122.6 million). . . . . . . . . . . . . . . . . . . . . . .        204.7          22.9           --           --         227.6
                                                                    ------         -----        -----       ------        ------
Balance at December 31, 2001. . . . . . . . . . . . . . . . .       $247.3         $19.1        $(3.0)      $(37.8)       $225.6
                                                                      ======         =====        =====       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                  NET
                                                              ACCUMULATED    FOREIGN                 ACCUMULATED
                                                   NET        GAIN (LOSS)   CURRENCY     MINIMUM        OTHER
                                                UNREALIZED      ON CASH    TRANSLATION   PENSION    COMPREHENSIVE
                                              GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY      INCOME
                                              --------------  -----------  -----------  ---------  ---------------
                                                                        (IN MILLIONS)
Balance at December 31, 2001. . . . . . . .     $  247.3        $ 19.1       $(3.0)      $(37.8)      $  225.6
Gross unrealized gains (losses) (net of
 deferred income tax expense of $32.1
 million) . . . . . . . . . . . . . . . . .         87.2            --          --           --           87.2
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $61.6 million) . . .        114.4            --          --           --          114.4
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $14.6 million). . . . . . . . .        (27.2)           --          --           --          (27.2)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $20.5 million) . . . . . . . . . . . . . .        (38.0)           --          --           --          (38.0)
Adjustment for policyholder dividend
 obligation  (net of deferred income tax
 benefit of   $38.0 million). . . . . . . .        (70.7)           --          --           --          (70.7)
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .         65.7            --          --           --           65.7
Foreign currency translation adjustment . .           --            --          --           --             --
Minimum pension liability (net of deferred
 income tax benefit of $13.2 million) . . .           --            --          --        (24.4)         (24.4)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $94.5
 million) . . . . . . . . . . . . . . . . .           --         175.3          --           --          175.3
                                                --------        ------       -----       ------       --------
Balance at December 31, 2002. . . . . . . .     $  313.0        $194.4       $(3.0)      $(62.2)      $  442.2
                                                ========        ======       =====       ======       ========
Gross unrealized gains (losses) (net of
 deferred income tax expense of $504.6
 million) . . . . . . . . . . . . . . . . .     $  937.7            --          --           --       $  937.7
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $130.6 million). . .        242.5            --          --           --          242.5
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $22.0 million). . . . . . . . .        (40.9)           --          --           --          (40.9)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $59.1 million) . . . . . . . . . . . . . .       (109.8)           --          --           --         (109.8)
Adjustment for policyholder dividend
 obligation (net of deferred income tax
 benefit of $59.2 million). . . . . . . . .       (109.8)           --          --           --         (109.8)
Change in accounting principle (net of
 income tax expense of $53.8 million) . . .         99.9            --          --           --           99.9
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .      1,019.6            --          --           --        1,019.6
Foreign currency translation adjustment . .           --            --        (0.1)          --           (0.1)
Minimum pension liability (net of deferred
 income tax benefit of $8.5 million). . . .           --            --          --        (15.8)         (15.8)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $17.1
 million) . . . . . . . . . . . . . . . . .           --          31.7          --           --           31.7
                                                --------        ------       -----       ------       --------
Balance at December 31, 2003. . . . . . . .     $1,332.6        $226.1       $(3.1)      $(78.0)      $1,477.6
                                                ========        ======       =====       ======       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                               2003        2002        2001
                                            -----------  ---------  -----------
                                                     (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . .   $ 2,574.4    $ 839.8     $ 294.1
  Equity investments. . . . . . . . . . .        83.1       42.1       129.2
  Derivatives and other . . . . . . . . .        81.5       41.7       205.0
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .     2,739.0      923.6       628.3
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts. .          --      (90.8)      (49.0)
 Deferred policy acquisition costs and
  present value of future profits . . . .      (278.4)    (109.5)      (51.0)
 Policyholder dividend obligation . . . .      (422.9)    (253.9)     (145.2)
 Deferred Federal income taxes. . . . . .      (705.1)    (156.4)     (135.8)
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .    (1,406.4)    (610.6)     (381.0)
                                            ---------    -------     -------
Net unrealized investment gains . . . . .   $ 1,332.6    $ 313.0     $ 247.3
                                            =========    =======     =======


STATUTORY RESULTS

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has four permitted practices which relate to 1) an admitted asset for the pension plan prepaid expense, 2) an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, 3) an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial and 4) the Company is allowed to carry the administrative rating symbol of Z for a selected group of securities.

Prior to 2001, the Division had provided the Company approval to recognize as an admitted asset the prepaid pension expense in respect to the Company's pension plan. Beginning in 2001, the Division has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of SSAP No. 8, Pensions. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting period was increased by $0 and $159.7 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

During 2002, the Company received permission from the Division to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs
due from its experience fund of $19.3 million at December 31, 2002.   As a
result of this permitted practice, the Company's reported capital and surplus for the 2002 reporting period was increased by $19.3 million. There was no permitted practice for this item in 2003 thus no admitted asset for start-up and launch costs in 2003.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on net income was an amortization expense of $9.3 million in 2003. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting periods was increased by $51.1 million and $60.5 million, respectively.

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principle balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of John Hancock Life Insurance Company.

                                   AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                  ------------------------------------------
                                      2003           2002           2001
                                  -------------  -------------  ------------
                                                 (IN MILLIONS)
Statutory net income. . . . . .     $  441.7       $  210.4        $  631.4
Statutory surplus . . . . . . .     $3,789.9       $3,524.1        $3,513.6


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 15 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

ASSET GATHERING SEGMENT. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

GUARANTEED AND STRUCTURED FINANCIAL PRODUCTS (G&SFP) SEGMENT. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the company and securities brokerage firms.

INVESTMENT MANAGEMENT SEGMENT. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's International Group Program, certain corporate operations, and non-core businesses, those that are either disposed or in run-off. The International Group Program consists of an international network of insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The non-core disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) during 2002 and 2001 restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the 2001 surplus tax applicable to mutual life insurance companies which are no longer applicable to the Company;

(v)    cumulative effect of accounting changes.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                         ASSET                 INVESTMENT  CORPORATE
2003                       PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------     ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . . . .  $ 2,027.6   $   543.1   $    63.1   $  102.8    $  723.4     $ 3,460.0
Net investment income        1,421.7       710.1     1,676.7       17.1       (26.2)      3,799.4
Inter-segment revenues. .         --         1.2         0.4       25.1       (26.7)           --
                           ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . . . .    3,449.3     1,254.4     1,740.2      145.0       670.5       7,259.4
Net realized
 investment and other
 gains (losses) . . . . .      (32.0)      (47.0)     (215.3)      (0.9)      341.9          46.7
                           ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . . . .  $ 3,417.3   $ 1,207.4   $ 1,524.9   $  144.1    $1,012.4     $ 7,306.1
                           =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . . . .  $   371.8   $   194.3   $   287.4   $   29.8    $  (44.6)    $   838.7
Net realized
 investment gains
 (losses) . . . . . . . .      (20.9)      (30.2)     (133.2)      (0.5)      215.6          30.8
Cumulative effect of
 accounting change,
 net of tax . . . . . . .      (42.2)       (4.5)     (232.3)        --          --        (279.0)
                           ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . . . .  $   308.7   $   159.6   $   (78.1)  $   29.3    $  171.0     $   590.5
                           =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . . . .  $    31.0   $    16.9   $    57.9   $    4.4    $   28.1     $   138.3
Carrying value of
 investments accounted
 for under the
 equity method. . . . . .      410.2       249.2       586.1       13.1       686.0       1,944.6
Amortization of
 deferred policy
 acquisition costs. . . .      184.7       111.4         2.3         --        (0.1)        298.3
Interest expense. . . . .        0.2          --          --        6.1        43.3          49.6
Income tax expense. . . .      174.3        74.4        52.1       17.8        26.7         345.3
Segment assets. . . . . .   36,640.7    18,721.5    35,667.1    2,287.8     2,631.2      95,948.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                           ASSET              INVESTMENT  CORPORATE
2003                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .    $(97.9)     $(33.5)   $(218.7)   $ 10.6     $ 341.9       $  2.4
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .       7.4       (13.5)        --        --          --         (6.1)
Less amounts credited to participating
 pension contractholder accounts . . . . .        --          --        3.4        --          --          3.4
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . .      58.5          --         --        --          --         58.5
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements     (32.0)      (47.0)    (215.3)     10.6       341.9         58.2
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .        --          --         --     (11.5)         --        (11.5)
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .     (32.0)      (47.0)    (215.3)     (0.9)      341.9         46.7
Less income tax effect . . . . . . . . . .      11.1        16.8       82.1       0.4      (126.3)       (15.9)
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $(20.9)     $(30.2)   $(133.2)   $ (0.5)    $ 215.6       $ 30.8
                                              ======      ======    =======    ======     =======       ======


                                      ASSET                 INVESTMENT  CORPORATE
2002                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . .   $ 1,949.2   $   571.0   $    64.5   $   76.0    $  702.5     $ 3,363.2
Net investment income     1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
Inter-segment revenues         --         1.1          --       33.5       (34.6)           --
                        ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . .     3,259.9     1,147.8     1,768.4      124.6       643.5       6,944.2
Net realized
 investment and other
 gains (losses) . . .       (66.0)      (42.5)     (313.8)       0.4       (29.5)       (451.4)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . .   $ 3,193.9   $ 1,105.3   $ 1,454.6   $  125.0    $  614.0     $ 6,492.8
                        =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . .   $   310.6   $   130.7   $   268.7   $   21.2    $   43.4     $   774.6
Net realized
 investment gains
 (losses) . . . . . .       (42.0)      (25.7)     (199.6)       0.4       (18.9)       (285.8)
Class action lawsuit.       (18.7)         --          --         --        (0.8)        (19.5)
Restructuring charges        (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                        ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . .   $   244.2   $    98.9   $    68.5   $   20.8    $   26.5     $   458.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . .   $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
Carrying value of
 investments accounted
 for under the equity
 method . . . . . . .       213.0       137.6       387.3       11.4       631.4       1,380.7
Amortization of
 deferred policy
 acquisition costs. .       171.1       140.5         2.2                   (0.4)        313.4
Interest expense. . .         0.5         0.5          --        6.7        44.9          52.6
Income tax expense. .       133.6        42.5        17.6       12.2       (97.3)        108.6
Segment assets. . . .    31,803.2    16,052.8    34,967.0    2,370.8     2,613.2      87,807.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                           ASSET              INVESTMENT  CORPORATE
2002                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .    $(88.7)     $(70.9)   $(337.1)    $ 1.6      $(29.5)      $(524.6)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .      10.8        28.1         --        --          --          38.9
Less amounts credited to participating
 pension contractholder accounts . . . . .        --          --       23.3        --          --          23.3
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . .      11.9          --         --        --          --          11.9
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements     (66.0)      (42.8)    (313.8)      1.6       (29.5)       (450.5)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .        --         0.3         --      (1.2)         --          (0.9)
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .     (66.0)      (42.5)    (313.8)      0.4       (29.5)       (451.4)
Less income tax effect . . . . . . . . . .      24.0        16.8      114.2        --        10.6         165.6
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $(42.0)     $(25.7)   $(199.6)    $ 0.4      $(18.9)      $(285.8)
                                              ======      ======    =======     =====      ======       =======

                                      ASSET                 INVESTMENT  CORPORATE
2001                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . .   $ 1,796.2   $   678.0   $   535.0   $   86.5    $  652.6     $ 3,748.3
Net investment income     1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
Inter-segment revenues         --          --          --       28.0       (28.0)           --
                        ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . .     3,054.7     1,176.5     2,369.5      143.2       650.6       7,394.5
Net realized
 investment and other
 gains (losses) . . .       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . .   $ 2,956.6   $ 1,121.7   $ 2,248.4   $  143.0    $  675.8     $ 7,145.5
                        =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . .   $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
Net realized
 investment gains
 (losses) . . . . . .       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit.          --          --          --         --       (19.5)        (19.5)
Restructuring charges        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax . . . . .         9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
 accounting changes,
 net of tax . . . . .        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                        ---------   ---------   ---------   --------    --------     ---------
Net income              $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . .   $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
Carrying value of
 investments accounted
 for under the
 equity method. . . .       121.5        87.7       212.0       11.2       629.7       1,062.1
Amortization of
 deferred policy
 acquisition costs          171.3        75.0         2.4         --         0.3         249.0
Interest expense. . .         0.9         1.9          --       12.4        43.8          59.0
Income tax expense. .       108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets. . . .    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                           ASSET              INVESTMENT  CORPORATE
2001                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .     (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .        7.8       21.6         --        --         --           29.4
Less amounts credited to participating
 pension contractholder accounts . . . . .         --         --      (42.3)       --         --          (42.3)
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . .       17.0         --         --        --         --           17.0
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial
 statements. . . . . . . . . . . . . . . .    (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .         --         --         --      (3.2)        --           (3.2)
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .      (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect . . . . . . . . . .       35.9       20.1       44.1        --       (8.6)          91.5
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                                              =======     ======    =======     =====      =====        =======

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                                                            INCOME BEFORE
                                                                                                             INCOME TAXES
                                                                                                            AND CUMULATIVE
                                                                                  LONG-LIVED                  EFFECT OF
LOCATION                                                                REVENUES    ASSETS     ASSETS     ACCOUNTING CHANGES
----------------------------------------------------------------------  --------  ----------  ---------  --------------------
                                                                                           (IN MILLIONS)
2003
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,898.2    $273.2    $95,849.4        $1,201.7
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      407.9       0.5         98.9            13.1
                                                                        --------    ------    ---------        --------
                                                                        $7,306.1    $273.7    $95,948.3        $1,214.8
                                                                        ========    ======    =========        ========
2002
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,214.6    $525.1    $87,719.6        $  556.8
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      278.2       0.6         87.4            10.7
                                                                        --------    ------    ---------        --------
                                                                        $6,492.8    $525.7    $87,807.0        $  567.5
                                                                        ========    ======    =========        ========
2001
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,938.9    $533.8    $81,052.9        $  761.4
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      206.6       0.6         71.8             6.0
                                                                        --------    ------    ---------        --------
                                                                        $7,145.5    $534.4    $81,124.7        $  767.4
                                                                        ========    ======    =========        ========


The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks). Quarterly a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Life Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether other-than-temporary impairments need to be recorded. The results of this quarterly analysis are reviewed by the Life Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                  DECEMBER 31,
                                   ------------------------------------------
                                           2003                  2002
                                   --------------------  --------------------
                                   CARRYING     FAIR     CARRYING      FAIR
                                     VALUE      VALUE      VALUE       VALUE
                                   ---------  ---------  ---------  -----------
                                                 (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . .   $ 1,488.7  $ 1,512.8  $ 1,727.0   $ 1,777.2
 Available-for-sale. . . . . . .    46,482.1   46,482.1   42,046.3    42,046.3
Equity securities:
 Available-for-sale. . . . . . .       333.1      333.1      349.6       349.6
 Trading securities. . . . . . .         0.6        0.6        0.7         0.7
Mortgage loans on real estate. .    10,871.1   11,791.4   10,296.5    11,220.7
Policy loans . . . . . . . . . .     2,019.2    2,019.2    2,014.2     2,014.2
Short-term investments . . . . .        31.5       31.5      137.3       137.3
Cash and cash equivalents. . . .     2,626.9    2,626.9      897.0       897.0
Derivatives:
 Futures contracts, net. . . . .          --         --        0.3         0.3
 Interest rate swap agreements .       192.7      192.7      165.4       165.4
 Interest rate swap CMT. . . . .         0.7        0.7        1.7         1.7
 Interest rate cap agreements. .        28.2       28.2       15.9        15.9
 Interest rate floor agreements.        76.0       76.0       93.2        93.2
 Currency rate swap agreements .       719.8      719.8      281.7       281.7
 Credit default swaps. . . . . .         1.9        1.9         --          --
 Equity collar agreements. . . .         2.0        2.0       12.8        12.8
LIABILITIES:
Consumer notes . . . . . . . . .     1,550.4    1,473.0      290.2       272.9
Debt . . . . . . . . . . . . . .       713.3      775.8      803.4       643.3
Guaranteed investment contracts
 and funding agreements. . . . .    17,101.4   17,110.5   17,961.3    18,022.2
Fixed rate deferred and immediate
 annuities . . . . . . . . . . .    10,336.0   10,602.9    8,466.9     8,775.9
Supplementary contracts without
 life contingencies. . . . . . .        56.6       61.6       52.8        59.1
Derivatives:
 Futures contracts, net. . . . .         0.2        0.2        0.2         0.2
 Interest rate swap agreements .       839.3      839.3    1,229.1     1,229.1
 Interest rate swaption
  agreements . . . . . . . . . .         2.6        2.6        3.2         3.2
 Currency rate swap agreements .       677.0      677.0      156.8       156.8
 Equity collar agreements. . . .          --         --         --          --
 Credit default swaps. . . . . .         0.9        0.9         --          --
 Equity swaps. . . . . . . . . .          --         --         --          --
Commitments. . . . . . . . . . .          --    2,168.0         --     1,537.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS

On January 5, 2000, the Life Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Life Company, options granted may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire the Company's common stock. In 2001, the Board adopted and the stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of common stock available under the Long-Term Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of the Company's common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. Through December 31, 2002, as any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the Company's annual meeting, each will receive non-qualified stock option awards for 5,000 shares. As of January 1, 2003, in lieu of stock option grants made in prior year, the Board of Directors receives an annual retainer paid in common stock transferred from the Non Employee Director Long Term Stock Incentive Plan. The stock compensation granted under the Incentive Plans contain various vesting provisions described in more detail below. All outstanding stock compensation grants made prior to September 28, 2003 vest upon the change of control with Manulife, should that transaction be approved by the shareholders and regulatory authorities. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003) vest on the potential change in control with Manulife.

                                                                                                         NUMBER OF JHFS
                                     NUMBER OF JHFS                                              SHARES REMAINING AVAILABLE FOR
                                SHARES TO BE ISSUED UPON            WEIGHTED-AVERAGE              FUTURE ISSUANCE UNDER EQUITY
                            EXERCISE OF OUTSTANDING OPTIONS,  EXERCISE PRICE OF OUTSTANDING      COMPENSATION PLANS (EXCLUDING
PLAN CATEGORY                     WARRANTS AND RIGHTS         OPTIONS, WARRANTS AND RIGHTS    JHFS SHARES REFLECTED IN COLUMN (A))
--------------------------  --------------------------------  -----------------------------  --------------------------------------
                                          (A)                              (B)                                (C)
                                     (IN THOUSANDS)                                                      (IN THOUSANDS)
Equity compensation plans
 approved by JHFS
 stockholders . . . . . .               21,566.6                         $34.59                             14,258.9
Equity compensation plans
 not approved by JHFS
 stockholders . . . . . .                     --                             --                                   --
                                        --------                         ------                             --------
Total . . . . . . . . . .               21,566.6                         $34.59                             14,258.9
                                        ========                         ======                             ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 1.0 million options to the Company's employees during the year ended December 31, 2003. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. There were no options granted under the Non Employee Director Long Term Stock Incentive Plan in 2003.

The status of stock options under the Incentive Plans are summarized below as of December 31:

                          NUMBER OF     WEIGHTED-AVERAGE      JHFS SHARES       WEIGHTED-AVERAGE
                         JHFS SHARES        EXERCISE          SUBJECT TO            EXERCISE
                        (IN THOUSANDS)       PRICE        EXERCISABLE OPTIONS   PRICE PER SHARE
                        --------------  ----------------  -------------------  ------------------
Outstanding at
 December 31, 2000. .       3,806.4          $14.07
 Granted. . . . . . .      10,819.9           35.96
 Exercised. . . . . .         726.5           14.05
 Canceled . . . . . .         969.6           29.61
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2001. .      12,930.2          $31.21             2,270.5              $26.03
 Granted. . . . . . .      10,571.6           36.94
 Exercised. . . . . .         848.7           14.74
 Canceled . . . . . .         340.3           35.38
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2002. .      22,312.8          $34.39             8,911.2              $30.48
 Granted. . . . . . .       1,012.1           27.78
 Exercised. . . . . .         881.6           20.52
 Canceled . . . . . .         876.7           36.00
                           --------          ------            --------              ------
Outstanding at
 December 31, 2003. .      21,566.6          $34.59            16,312.3              $34.29


Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per option using the Black-Scholes option valuation model was $5.79, $7.70 and $9.35, respectively, for the years ending December 31, 2003, 2002 and 2001, using the following assumptions:

                                                                              2003             2002              2001
                                                                         ---------------  ---------------  ---------------
Expected term. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3 years          3 years          3-5 years
Risk free rate/(1)/  . . . . . . . . . . . . . . . . . . . . . . . . .       2.51%            2.51%           4.6% - 6.0%
Dividend yield . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.05%            1.0%               1.0%
Expected volatility. . . . . . . . . . . . . . . . . . . . . . . . . .       28.8%            28.8%             32.0%


(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                   YEARS ENDED DECEMBER 31,
                                                 --------------------------
                                                   2003      2002       2001
                                                 --------  --------  ----------
                                                        (IN MILLIONS)
Net income, as reported. . . . . . . . . . . .    $590.5    $458.9     $573.9
Add: Stock-based employee compensation expense
 included in reported net income, net of related
 tax effects . . . . . . . . . . . . . . . . .      14.4       3.5        1.0
Deduct: Total stock-based employee compensation
 expense determined under fair value
 method for all awards, net of related tax
 effects (unaudited) . . . . . . . . . . . . .      39.5      57.6       34.3
                                                  ------    ------     ------
Pro forma net income (unaudited) . . . . . . .    $565.4    $404.8     $540.6
                                                  ======    ======     ======


The following table summarizes information about stock options outstanding at December 31, 2003:

                                                                                          NUMBER OF
                                 NUMBER OF OPTIONS  WEIGHTED-AVERAGE                     EXERCISABLE     WEIGHTED-AVERAGE
                                  OUTSTANDING AT       REMAINING      WEIGHTED-AVERAGE     OPTIONS        EXERCISE PRICE
                                      12/31/0       CONTRACTUAL LIFE      EXERCISE       AT 12/31/03      OF EXERCISABLE
RANGE OF EXERCISE PRICE           (IN THOUSANDS)        (YEARS)            PRICE        (IN THOUSANDS)       OPTIONS
-------------------------------  -----------------  ----------------  ----------------  --------------  ------------------
$12.49 - $16.65                       1,415.0             1.2              $13.94           1,415.0           $13.94
$20.81 - $24.97                          31.8             1.6               23.58              31.8            23.58
$24.97 - $29.13                       3,168.9             4.0               28.60           1,076.4            28.94
$29.13 - $33.30                       1,133.2             3.8               30.44           1,008.2            30.52
$33.30 - $37.46                       8,631.1             2.2               35.51           8,522.3            35.53
$37.46 - $41.62                       7,186.6             2.9               40.99           4,258.6            40.78
                                 -----------------  ----------------  ----------------  --------------  ----------------
                                     21,566.6             2.7              $34.59          16,312.3           $34.29
                                 =================  ================  ================  ==============  ================


Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, the Company granted 382,983 stock options during February 2003 at a grant price of $26.89 per share. The Company granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, the Company granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for Signator Stock Option Program grants over a 24-month period commencing on grant date at a fair value of $5.60, $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2003, February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services." The expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2003, 2002 and 2001 was $2.0 million, $1.4 million and $1.3 million, respectively. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.1 million, the total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2003, 2002 and 2001, 94,555, 67,457 and 4,737 stock options were forfeited with a total grant date price of $3.3 million, $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2003, 2002 and 2001 grants under the Signator Stock Options Grant Program are 367,764, 238,002, and 177,224, respectively, at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

In 2003, the Company anticipates a $7.2 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2003 tax return by September 15, 2004. In 2002 and 2001, the Company deducted $12.3 million and $12.4 million, respectively, on its tax return for employee stock option compensation.

STOCK GRANTS TO NON-EXECUTIVES

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2003, 2002 and 2001, 1,939, 3,520, and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million, $0.1 million, and $0.6 million, respectively. During 2003, 163,642 shares were vested. The outstanding share balance in the 2001 plan is 79,876 at December 31, 2003.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million. During 2003 and 2002, 1,487 and, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.1 million and $0.01 million, respectively. During 2003, 51,307 shares were vested. The outstanding share balance in the 2002 plan is 101,040 at December 31, 2003.

During February 2003, the Company granted 23,076 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and, at the time of the grant, vested at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.6 million. During 2003, 1,412 shares of non-vested stock were forfeited with a total-grant date price of $0.03 million. The outstanding share balance in the 2003 plan is 21,664 at December 31, 2003.

On February 24, 2003, the Company received 149,100 shares at a weighted average price of $27.88 per share as consideration for the payment of payroll taxes on the vesting of the non-vested stock grant to key personnel. On this date, the vesting characteristics of the non-executive stock grants changed from three year cliff vesting to ratable vesting over three years, one-third per year.

STOCK GRANTS TO EXECUTIVES

During 2001, the Company granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003, 2002 and 2001, was $0.4, $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2003 or 2002. The total outstanding share balance of these grants is 58,749 at December 31, 2003.

During January 2002, the Company granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the periods ending December 31, 2003 and December 31, 2002 was $4.6 million and $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 550,000 at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

During February 2002, the Company granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 87,401 at December 31, 2003.

During January 2003, the Company granted 1,150,000 shares of non-vested stock to the Company's policy committee at a weighted average grant price per share of $28.65. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 is $12.2 million. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $32.9 million. During 2003, 245,646 shares of the January 2003 grant were vested and exchanged to payoff loans under the Stock Ownership and Loan Program and related income tax. The outstanding share balance of this grant is 904,354 at December 31, 2003.

During February 2003, the Company granted 27,305 total shares of non-vested stock to the Company's policy committee. The program was funded with cash and the shares were purchased from the Company at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.8 million. There were no forfeitures of this grant during 2003. The outstanding share balance in the 2003 plan is 27,305 at December 31, 2003.

During February 2003, the Company's executives purchased 68,382 shares from the Company at a weighted average price of $27.53. This purchase was not made pursuant to the Long Term Stock Incentive Plan and was not charged to the remaining equity available under the plan. The transaction was executed at market price to facilitate executives reaching required ownership levels.

STOCK GRANTS TO BOARD MEMBERS

During 2003 and 2002, the Company issued 11,158 and 7,504 shares to Non-Employee Directors as payment of 25% and 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2003 through December 31, 2003 is $0.3 million, from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. As of July 1, 2003 the Company will match any investment at a rate of 25%. Prior to July 1, 2003 the Company matched investments at a rate of 50%. The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2003 and 2002, 506 and 484 shares were matched under the program at a weighted-average grant price per share of $29.53 and $36.22, respectively. Of 484 shares matched in 2002, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2003 and 2002 was $0.03 million and $0.04 million, respectively.

During May 2003, the Company issued 21,696 shares to the Board of Directors as payment of their annual retainer. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 was $0.1 million. There were no forfeitures through December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

STOCK COMPENSATION ACTIVITY SUBSEQUENT TO YEAR END

During February 2004, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 312,500 shares of non-vested stock was granted, with a total grant date price of $12.9 million. A total of 3.2 million options were granted, with a grant date fair value of $8.59 per option as determined by the Black-Scholes option valuation model. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003, vest on the potential change in control with Manulife. Accordingly, these stock compensation grants will not vest as part of any change in control with Manulife.

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds (JH Funds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business. These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived intangible assets in accordance with SFAS No. 142. These management contracts are recorded at cost.

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.

                                                                                            ACCUMULATED
                                                                         GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                            AMOUNT       AND OTHER CHANGES      AMOUNT
                                                                        ---------------  -----------------  ---------------
                                                                                          (IN MILLIONS)
DECEMBER 31, 2003
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         13.3              (7.0)              6.3
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        205.9             (37.4)            168.5
DECEMBER 31, 2002
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         12.2              (7.0)              5.2
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        201.7             (24.5)            177.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------
                                                                 2003        2002        2001
                                                               ---------   --------    --------
                                                                        (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
Goodwill amortization, net of tax of $ - million, $ -
 million and $3.6 million, respectively . . . . . . . . . . .    $ --        $ --         $7.7
Management contract amortization, net of tax of $ - million,
 $ - million and $0.3 million, respectively . . . . . . . .        --          --          0.7
VOBA amortization, net of tax of $3.5 million, $1.1 million
 and $0.8 million, respectively . . . . . . . . . . . . . . .    $6.6        $2.0          1.5
                                                                 ----        ----         ----
Aggregate amortization expense, net of tax of $3.5 million,
$1.1 million,  $4.7 million, respectively                        $6.6        $2.0         $9.9
                                                                 ====        ====         ====


                                                                                    TAX EFFECT     NET EXPENSE
                                                                                  --------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,         (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $          4.1           7.6
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4.0           7.3
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.8           7.0
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.5           6.6
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.3           6.1


The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:

                                                                 ASSET           INVESTMENT  CORPORATE
                                                   PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                   ----------  ---------  -----  ----------  ---------  --------------
                                                                             (IN MILLIONS)
Goodwill balance at January 1, 2003. . . . . . .     $66.1       $42.1      --      $0.4         --         $108.6
Changes to goodwill during 2003:
 Amortization. . . . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Goodwill acquired . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Other adjustments . . . . . . . . . . . . . . .        --          --      --        --         --             --
                                                     -----       -----      ----    ----         ----       ------
Goodwill balance at December 31, 2003. . . . . .     $66.1       $42.1      --      $0.4         --         $108.6
                                                     =====       =====      ====    ====         ====       ======


                          ASSET       ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 January 1, 2002          $73.5       $42.1      --      $0.4         --        $116.0
Changes to goodwill
 during 2002:
 Amortization                --          --      --        --         --            --
 Goodwill acquired           --          --      --        --         --            --
 Other
  adjustments/(1)/         (7.4)         --      --        --         --          (7.4)
                          -----       -----      ----    ----         ----      ------
Goodwill balance at
 December 31, 2002        $66.1       $42.1      --      $0.4         --        $108.6
                          =====       =====      ====    ====         ====      ======



(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long-term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET           INVESTMENT  CORPORATE
                                          PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                          ----------  ---------  -----  ----------  ---------  --------------
                                                                    (IN MILLIONS)
VOBA balance at January 1, 2003            $177.2         --       --       --          --        $177.2
Amortization and other changes during
 2003:
 Amortization . . . . . . . . . . . . .     (10.1)        --       --       --          --         (10.1)
 VOBA acquired. . . . . . . . . . . . .        --         --       --       --          --            --
 Adjustment to unrealized gains on
  securities
  available-for-sale. . . . . . . . . .      (2.8)        --       --       --          --          (2.8)
Other adjustments/(1)/                        4.2         --       --       --          --           4.2
                                          ----------  ---------  -----  ----------  ---------  ------------
VOBA balance at December 31, 2003          $168.5         --       --       --          --        $168.5
                                           =========  =========  =====  ==========  =========  ============


(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to Allmerica Financial Corporation, to reflect refinements in methods and assumptions implemented upon finalization of transition.


                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at
 January 1, 2002. . .    $ 76.2         --       --       --          --        $ 76.2
Amortization and other
 changes during 2002:
    Amortization. . .      (3.1)        --       --       --          --          (3.1)
    VOBA acquired/(1)/    104.3         --       --       --          --         104.3
Adjustment to
 unrealized gains on
 securities
 available-for-sale .      (0.2)        --       --       --          --          (0.2)
                         ------         ----     ----     ----        ----      ------
VOBA balance at
 December 31, 2002. .    $177.2         --       --       --          --        $177.2
                                        ====     ====     ====        ====



(1) VOBA related to the Company's acquisition of Allmerica Financial
    Corporation.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:

                                                                          ASSET           INVESTMENT  CORPORATE
                                                            PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                            ----------  ---------  -----  ----------  ---------  --------------
                                                                                      (IN MILLIONS)
Management contacts balance at January 1, 2003. . . . . .       --        $5.2       --       --          --          $5.2
Amortization and other changes during 2003:
 Amortization . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --            --
Management contracts acquired/(1)/  . . . . . . . . . . .       --         1.1       --       --          --           1.1
                                                                ----      ----       ----     ----        ----        ----
Management contracts balance at December 31, 2003 . . . .       --        $6.3       --       --          --          $6.3
                                                                ====      ====       ====     ====        ====        ====


(1) This increase results from JH Fund's purchases of the management contracts for the US Global Leaders Fund, Classic Value Fund, and the Large Cap Select Fund in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                                            ASSET           INVESTMENT  CORPORATE
                                                              PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                              ----------  ---------  -----  ----------  ---------  --------------
                                                                                        (IN MILLIONS)
Management contracts balance at January 1, 2002 . . . . . .       --        $2.0       --       --         --           $2.0
Amortization and other changes during 2002:
 Amortization . . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --
Management contracts acquired/(1)/  . . . . . . . . . . . .       --         3.2       --       --          --           3.2
                                                                  ----      ----       ----     ----        ----        ----
Management contracts balance at December 31, 2002 . . . . .       --        $5.2       --       --          --          $5.2
                                                                  ====      ====       ====     ====        ====        ====


(1) This increase results from JH Fund's purchases of the management contracts for the U.S. Global Leaders Growth Funds and the Classic Value Fund in 2002.

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                              -------------------------
                                                                               2003     2002      2001
                                                                              -------  -------  ---------
                                                                                    (IN MILLIONS)
Net income:
As reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Goodwill amortization, net of tax . . . . . . . . . . . . . . . . . . . . .       --       --       7.7
Management contract amortization, net of tax. . . . . . . . . . . . . . . .       --       --       0.7
                                                                              ------   ------    ------
Proforma (unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $582.3
                                                                              ======   ======    ======


NOTE 19 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of unaudited quarterly results of operations for 2003 and 2002:

                                                              2003                                       2002
                                            ---------------------------------------   -------------------------------------------
                                             MARCH      JUNE    SEPTEMBER  DECEMBER    MARCH       JUNE      SEPTEMBER    DECEMBER
                                            --------  --------  ---------  ---------  ---------  ---------  ----------  -----------
                                                                                (IN MILLIONS)
Premiums and other considerations/(1)/      $  818.6  $  815.2  $  821.6   $  993.1   $  810.1   $  838.3   $  822.4     $  891.5
Net investment income . . . . . . . . . .      933.1     942.3     931.5      992.5      887.7      888.8      878.4        926.1
Net realized investment and other losses,
 net of related amortization of deferred
 policy acquisition costs, amounts
 credited to participating pension
 contractholders, and the policyholder
 dividend obligation. . . . . . . . . . .      105.4      78.3     (62.7)     (62.8)     (86.1)    (125.4)     (37.8)      (201.2)
                                            --------  --------  --------   --------   --------   --------   --------     --------
Total revenues. . . . . . . . . . . . . .    1,857.1   1,835.8   1,690.4    1,922.8    1,611.7    1,601.7    1,663.0      1,616.4
Benefits and expenses/(1)/  . . . . . . .    1,470.3   1,469.5   1,493.1    1,658.4    1,431.4    1,475.8    1,494.6      1,523.5
                                            --------  --------  --------   --------   --------   --------   --------     --------
Income before income taxes and cumulative
 effect of accounting change. . . . . . .      386.8     366.3     197.3      264.4      180.3      125.9      168.4         92.9
                                            --------  --------  --------   --------   --------   --------   --------     --------
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .         --        --        --     (279.0)        --         --         --           --
Net income. . . . . . . . . . . . . . . .   $  271.0  $  257.7  $  157.7   $  (95.9)  $  131.8   $  101.6   $  133.3     $   92.2
                                            ========  ========  ========   ========   ========   ========   ========     ========


(1) Prior year balances have been restated to reflect the reclassification of JHSS expense reimbursement from other operating costs and expenses to investment management revenues, commissions, and other fees. Reclassification was $6.5 million for the three months ended March 31, 2002, $3.4 million for the three months ended June 30, 2002, $4.5 million for the three months ended September 30, 2002, and $8.6 million for the three months ended December 31, 2002.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

1.       Condensed Financial Information, Part A.

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account H, Part B.

3.       Statement of Operations, John Hancock Variable Annuity Account H, Part
         B.

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account H, Part B.

5.       Notes to Financial Statements, John Hancock Variable Annuity Account H,
         Part B.

6.       Consolidated Balance Sheets, John Hancock Life Insurance Company, Part
         B.

7.       Notes to Financial Statements, John Hancock Life Insurance Company,
         Part B.

(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.       Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

    (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4.  (a)  Reserved

    (b)  Reserved

    (c) Form of deferred combination fixed and variable annuity contract, incorporated by reference to this File on August 9, 1999.

    (d) Form of waiver of withdrawal charge rider, incorporated by reference to this File on August 9, 1999.

    (e) Form of guaranteed retirement income benefit rider, incorporated by reference to this File on August 9, 1999.

    (f) Form of death benefit enhancement rider, incorporated by reference to this File on August 9, 1999.

    (g) Form of accumulated value enhancement rider, incorporated by reference to this File on August 9, 1999.

    (h) Form of death benefit enhancement rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

    (i) Form of Guaranteed Retirement Income Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

    (j) Form of Highest Anniversary Value Death Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

    (k) Form of Flexible premium deferred variable annuity contract for Revolution Value II Variable Annuity, incorporated by reference to this File, filed on January 9, 2003.

5. Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on Form N-4 on August 9, 1999.

6. (a) John Hancock Life Insurance Company's Restated Articles of Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on March 7, 2001.

    (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

    (c) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.       Not Applicable.

8. (a) Form of Participation Agreement is incorporated by reference to the initial registration statement to File No. 333-08345, filed on Form N-4 on July 18, 1996.

    (b) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

    (c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

    (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

    (e) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company, and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

    (f) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

    (g) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 9 to File No. 33-64364 on November 1, 2000, is incorporated by reference.

9. Opinion and Consent of Counsel, incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's Registration Statement, filed with the Commission on October 19, 2001.

10. (a)  Representation of counsel, filed herewith.

    (b)  Consent of independent auditors, filed herewith.

    (c) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John M. De Ciccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward H. Linde, R. Robert Popeo, and Robert J. Tarr are incorporated by reference to Post-Effective Amendment No. 2 to File No. 333-70734, filed on September 12, 2002. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-84783, filed on February 13, 2003.

11.      Not Applicable.

12.      Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at time of filing.

Directors                      Positions with the Depositor
--------------                 -------------------------------------
Foster L. Aborn                  Director
Wayne A. Budd                    Director, Executive Vice President and
                                 General Counsel
John M. Connors, Jr.             Director
David F. D'Alessandro            Chairman, President and Chief Executive Officer
Robert J. Davis                  Director
John M. De Ciccio                Director, Executive Vice President and Chief
                                 Investment Officer
Richard B. DeWolfe               Director
Robert E. Fast                   Director
Thomas P. Glynn                  Director
Michael C. Hawley                Director
Edward H. Linde                  Director
Judith A. McHale                 Director
R. Robert Popeo                  Director
Richard F. Syron                 Director
Robert J. Tarr, Jr.              Director

Executive Officers
---------------------
Thomas E. Moloney                Senior Executive Vice President and Chief Financial
                                 Officer
Derek Chilvers                   Executive Vice President, John Hancock, Chairman and
                                 Chief Executive Officer of John Hancock International
                                 Holdings, Inc.
Michael Bell                     Senior Executive Vice President
James M. Benson                  Senior Executive Vice President
Maureen Ford Goldfarb            Executive Vice President
James E. Collins                 Vice President and Corporate Secretary
Deborah H. McAneny               Executive Vice President
Robert F. Walters                Executive Vice President and Chief Information Officer
Joanne P. Acford                 Senior Vice President
William J. Ball                  Senior Vice President
Earl W. Baucom                   Senior Vice President and Controller
Stephen P. Burgay                Senior Vice President
Jonathan Chiel                   Senior Vice President and Deputy General Counsel
Jude A. Curtis                   Senior Vice President and Chief Compliance Officer
Kathleen F. Driscoll             Senior Vice President
John T. Farady                   Senior Vice President
Bruce M. Jones                   Senior Vice President
Jeanne M. Livermore              Senior Vice President
Barbara L. Luddy                 Senior Vice President
John Mastromarino                Senior Vice President and Chief Risk Officer
Ronald J. McHugh                 Senior Vice President and Treasurer
James M. Morris II               Senior Vice President
Daniel L. Ouellette              Senior Vice President
A. Page Palmer                   Senior Vice President
William H. Palmer                Senior Vice President
Joseph P. Paster                 Senior Vice President
Jean Peters                      Senior Vice President
Robert R. Reitano                Senior Vice President and Chief Investment Strategist
Donald B. Robitaille             Senior Vice President and Corporate Auditor
Diana L. Scott                   Senior Vice President and Chief Privacy Officer
James A. Shepherdson, III.       Senior Vice President
Klaus O. Shigley                 Senior Vice President and Corporate Actuary
Michelle G. VanLeer              Senior Vice President
Robert H. Watts                  Senior Vice President
Barry E. Welch                   Senior Vice President
Earl W. Baucom                   Senior Vice President and Controller
Ronald J. Bocage                 Vice President and Counsel
Richard A. Boutilier             Vice President
George H. Braun                  Vice President
William J. Briggs                Vice President
Brian Burnside                   Vice President
Philip Clarkson                  Vice President and Counsel
James E. Collins                 Vice President and Corporate Secretary
Mark W. Davis                    Vice President
Willma Davis                     Vice President
Michael Dommeruth                Vice President
Todd Engelsen                    Vice President
Michael M. Epstein               Vice President and Counsel
Carol Nicholson Fulp             Vice President

Scott S. Hartz                   Vice President
Linda Honour                     Vice President
Robert P. Horne                  Vice President
Stephen F. Kelley                Vice President
James Logan                      Vice President
James G. Marchetti               Vice President and Counsel
Charles J. McKenney              Vice President
C. Bruce Metzler                 Vice President
Karen V. Morton-Grooms           Vice President and Counsel
Kenneth V. Nordstrom             Vice President
William L. Oakley                Vice President
Geraldine F. Pangaro             Vice President
Alpa A. Patel                    Vice President
Deborah A. Poppel                Vice President
Mark Riley                       Vice President
James R. Savage                  Vice President
Alan R. Seghezzi                 Vice President and Counsel
Paul J. Strong                   Vice President
Michael H. Studley               Vice President and Counsel
Brooks E. Tingle                 Vice President
Loida R. Abraham                 Second Vice President
Roy V. Anderson                  Second Vice President
Wendy A. Benson                  Second Vice President
Stephen J. Blewitt               Second Vice President
Floyd S. Carman                  Second Vice President
Louise Corcoran                  Second Vice President
Frederic W. Corwin, Jr.          Second Vice President
Marjorie Dolan                   Second Vice President
Joseph A. Fournier               Second Vice President
Paul F. Hahesy                   Second Vice President
John F. Heavey                   Second Vice President
E. Kendall Hines                 Second Vice President
Jonathan Kutrubes                Second Vice President
Lily M. Lee                      Second Vice President
Lynne E. Martel                  Second Vice President
Janis K. McDonough               Second Vice President
Frederick W. McManus             Second Vice President
Peter J. Mongeau                 Second Vice President
Laura A. Moore                   Second Vice President
Colm D. Mullarkey                Second Vice President
Barry S. Nectow                  Second Vice President
Phillip J. Peters                Second Vice President
John W. Pluta                    Second Vice President
Emanuel Alves                    Associate Secretary
Elizabeth A. Clark               Assistant Secretary
Antoniette Ricci                 Assistant Secretary
Julie H. Indge                   Assistant Treasurer
Kevin J. McWilliams              Assistant Treasurer
Peter S. Mitsopoulos             Peter S. Mitsopoulosq
Peter Scavongelli                State Compliance Officer

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                                             % OF EQUITY   JURISDICTION OF
AFFILIATE                                                                                   INCORPORATION
-----------------------------------------------------------------------------------------------------------
Manulife Financial Corporation                                                  100            Canada

  JUPITER MERGER CORPORATION                                                    100            Delaware

  THE MANUFACTURERS LIFE INSURANCE COMPANY                                      100            Canada

    Manulife Bank of Canada                                                     100            Canada
    Manulife Financial Services Inc.                                            100            Canada
    Manulife Securities International Ltd.                                      100            Canada
    Enterprise Capital Management Inc.                                           20            Ontario
    Cantay Holdings Inc.                                                        100            Ontario
    FNA Financial Inc.                                                          100            Canada
      Elliot & Page Limited                                                     100            Ontario
    NAL Resources Limited                                                       100            Alberta
    3550435 Canada Inc.                                                         100            Canada
      MFC Insurance Company Limited                                             100            Canada
      FCM Holdings Inc.                                                         100            Philippines
    Manulife Canada Ltd.                                                        100            Canada
    1293319 Ontario Inc.                                                        100            Ontario
    3426505 Canada Inc.                                                         100            Canada
    Canaccord Holdings Ltd.                                                      12.82    British Columbia
    Manulife International Capital Corporation Limited                          100            Ontario
      Golf Town Canada Inc.                                                      43.43         Canada
      Regional Power Inc.                                                        80            Canada
                                                                                 50            Philippines

                          ADDALAM POWER CORPORATION/1/

      Avotus Corp.                                                               10.36         Canada
    First North American Insurance Company                                      100            Canada
    JLOC Holding Company                                                         30        Cayman Islands
    Opportunity Finance Company                                                  30        Cayman Islands
    Resolute Energy Inc.                                                         11.62         Alberta
    Seamark Asset Management Ltd.                                                35.01         Canada
    NAL Resources Management Limited                                            100            Canada
      1050906 Alberta Ltd.                                                      100            Alberta
    PK Liquidating Company II, LLC                                               18            Delaware
    PK Liquidating Company I, LLC                                                18.66         Delaware
    Micro Optics Design Corporation                                              17.69         Nevada
    Innova LifeSciences Corporation                                              15.6          Ontario
    2015401 Ontario Inc.                                                        100            Ontario
    2015500 Ontario Inc.                                                        100            Ontario
    MFC Global Investment Management (U.S.A.) Limited                           100            Canada
    Cavalier Cable, Inc./2/                                                      78            Delaware
    2024385 Ontario Inc.                                                        100            Ontario
    NALC Holdings Inc./3/                                                        50            Ontario
    Manulife Holdings (Alberta) Limited                                         100            Alberta
      Manulife Holdings (Delaware) LLC                                          100            Delaware
        The Manufacturers Investment Corporation                                100            Michigan
          Manulife Reinsurance Limited                                          100            Bermuda
            Manulife Reinsurance (Bermuda) Limited                              100            Bermuda
          The Manufacturers Life Insurance Company (U.S.A.)                     100            Michigan
                                                                                100            Colorado
            ManuLife Service Corporation

            Manulife Financial Securities LLC                                   100            Delaware
            Manufacturers Securities Services, LLC/4/                            60            Delaware
            The Manufacturers Life Insurance Company of New York                100            New York
            The Manufacturers Life Insurance Company of America                 100            Michigan
                                                                                 15.41         Delaware

            Aegis Analytic Corporation

            Manulife Property Management of Washington, D.C., Inc.              100            Wash., D.C.
            ESLS Investment Limited, LLC                                         25            Ohio
            Polymerix Corporation                                                11.4          Delaware
            Ennal, Inc.                                                         100            Delaware
            Avon Long Term Care Leaders LLC                                     100            Delaware
            TissueInformatics Inc.                                               14.71         Delaware
            Ironside Venture Partners I LLC                                     100            Delaware
               NewRiver Investor Communications Inc.                             11.29         Delaware
            Ironside Venture Partners II LLC                                    100            Delaware
            Flex Holding, LLC                                                    27.7          Delaware
               Flex Leasing I, LLC                                               99.99         Delaware
            MANULIFE LEASING CO., LLC                                            80            Delaware
            Dover Leasing Investments, LLC                                       99            Delaware
            MCC Asset Management, Inc.                                          100            Delaware

                                                                                % OF         JURISDICTION OF
 AFFILIATE                                                                     EQUITY         INCORPORATION
-------------------------------------------------------------------------------------------------------------
     MFC Global Fund Management (Europe) Limited                                 100            England
       MFC Global Investment Management (Europe) Limited                         100            England
     WT (SW) Properties Ltd.                                                     100            England
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                        100            Germany
     Manulife International Holdings Limited                                     100            Bermuda
       Manulife Provident Funds Trust Company Limited                            100            Hong Kong
       Manulife Asset Management (Asia) Limited                                  100            Barbados
         P.T. Manulife Aset Manajemen Indonesia                                   85            Indonesia
         Manulife Asset Management (Hong Kong) Limited                           100            Hong Kong
       Manulife (International) Limited                                          100            Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                                51            China
         The Manufacturers (Pacific Asia) Insurance Company Limited              100            Hong Kong
                                                                                 100            Hong Kong
                     MANULIFE CONSULTANTS LIMITED
                                                                                 100            Hong Kong
                     MANULIFE FINANCIAL SHAREHOLDINGS LIMITED
         Manulife Financial Management Limited                                   100            Hong Kong
         Manulife Financial Group Limited                                        100            Hong Kong
         Manulife Financial Investment Limited                                   100            Hong Kong
     Manulife (Vietnam) Limited                                                  100            Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                         100            Philippines
       FCM Plans, Inc.                                                           100            Philippines
       Manulife Financial Plans, Inc.                                            100            Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                        71            Indonesia
       P.T. Buanadaya Sarana Informatika                                         100            Indonesia
                                                                                 100            Indonesia
                  P.T. ASURANSI JIWA ARTA MANDIRI PRIMA
                                                                                 100            Indonesia
                  P.T. ZURICH LIFE INSURANCE COMPANY
                                                                                 100            Indonesia
                  P.T. ING LIFE INSURANCE INDONESIA
     Manulife (Singapore) Pte. Ltd.                                              100            Singapore
     Manulife Holdings (Bermuda) Limited                                         100            Bermuda
         Manulife Management Services Ltd.                                       100            Barbados
         Manufacturers P&C Limited                                               100            Barbados
                                                                                 100            Barbados

                    MANUFACTURERS LIFE REINSURANCE LIMITED
     Manulife European Holdings 2003 (Alberta) Limited                           100            Alberta
       Manulife European Investments (Alberta) Limited                           100            Alberta
         Manulife Hungary Holdings Limited/5/                                     99            Hungary
     MLI Resources Inc.                                                          100            Alberta
       Manulife Life Insurance Company/6/                                         35            Japan
       Manulife Century Investments (Bermuda) Limited                            100            Bermuda
         Manulife Century Investments (Luxembourg) S.A.                          100            Luxembourg
           Manulife Century Investments (Netherlands) B.V.                       100            Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                        100            Bermuda
             Manulife Century Holdings (Netherlands) B.V.                        100            Netherlands
                Kyoritsu Confirm Co., Ltd./7/                                     90.9          Japan
                Manulife Premium Collection Co., Ltd./8/                          57            Japan
                Y.K. Manulife Properties Japan                                   100            Japan
     Manulife Holdings (Hong Kong) Limited                                       100            Hong Kong
                                                                                 100            Malaysia

     MANULIFE (MALAYSIA) SDN.BHD.

                                                                                 100            Hong Kong

     Manulife Financial Systems (Hong Kong) Limited

     Manulife Data Services Inc.                                                 100            Barbados

/1./ Inactive subsidiaries are noted in italics.
/2/ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
/3/  50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4./ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers
     Life Insurance Company of New York.
/5./ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
/6/ 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7/ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.
/8/ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 27. NUMBER OF CONTRACT OWNERS

Registrant had 47,955 Contract Owners as of March 1, 2004.

ITEM 28. INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V, and H, and John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. at the time of filing.

     NAME                       TITLE
     ----                       -----
     James M. Morris, II        Chairman, CEO and Director
     Wendy A. Benson            President, COO and Director
     Jude A. Curtis             Executive Vice President Director
     Katherine P. Klingler      Vice President
     Richard A. Brown           Treasurer
     Grant D. Ward              Secretary/Clerk
     Michael A. Bell            Director
     Wayne A. Budd              Director
     Ronald J. McHugh           Director
     Daniel L. Ouellette        Director
     William H. Palmer          Director
     Francis J. Taft            Director

     -----------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8-8, Boston, MA 02117.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
     Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
     Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on April 27, 2004.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                                 (REGISTRANT)

                       By: John Hancock Life Insurance Company

                                 /s/ DAVID F. D'ALESSANDRO
                                 -----------------------------------------------
                                 David F. D'Alessandro
                                 Chairman, President and Chief Executive Officer

                           John Hancock Life Insurance Company
                                 (DEPOSITOR)

                             By: /s/ DAVID F. D'ALESSANDRO
                                 -----------------------------------------------
                                 David F. D'Alessandro
                                 Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         --------------------------
         Ronald J. Bocage
         Vice President and Counsel

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                             Date
-------------                  --------                          ----------

/s/  THOMAS E. MOLONEY         Senior Executive Vice             April  27, 2004
---------------------------    President and Chief Financial
     Thomas E. Moloney         Officer (Principal Financial
                               Officer and Principal
                               Accounting Officer)

/s/ DAVID F. D'ALESSANDRO      Chairman, President and Chief     April  27, 2004
---------------------------    Executive Officer (Principal
    David F. D'Alessandro      Executive Officer)
    for himself and as
    Attorney-in-Fact For:

Foster L. Aborn                Director
Wayne A. Budd                  Director
John M. Connors, Jr.           Director
Robert J. Davis                Director
John M. De Ciccio              Director
Richard B. DeWolfe             Director
Robert E. Fast                 Director
Thomas P. Glynn                Director
Michael C. Hawley              Director
Edward H. Linde                Director
R. Robert Popeo                Director
Robert J. Tarr, Jr.            Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 27th of April, 2004.

                             ON BEHALF OF REGISTRANT

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                                 (REGISTRANT)

                       By: John Hancock Life Insurance Company

                                 /s/ DAVID F. D'ALESSANDRO
                                 -----------------------------------------------
                                 David F. D'Alessandro
                                 Chairman, President and Chief Executive Officer

                       By: John Hancock Life Insurance Company
                                 (DEPOSITOR)

                            By:  /s/ DAVID F. D'ALESSANDRO
                                 -------------------------------------------
                                 David F. D'Alessandro
                                 Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         --------------------------
         Ronald J. Bocage
         Vice President and Counsel

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

Exhibits
--------

Item 24.10(a)   Representation of Counsel
Item 24.10(b)   Consent of Independent Auditor